REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  TO THE CONTRACT OWNERS OF
  HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT SEVEN AND THE
  BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1, which comprise the Hartford Life Insurance Company Separate Account Seven (the "Account") as of December 31, 2014, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting the Hartford Life Insurance Company Separate Account Seven as of December 31, 2014, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Hartford, CT
April 20, 2015



--------------------------------------------------------------------------------
                                    SA-1

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                 ALLIANCEBERNSTEIN
                                                                                   VPS BALANCED      ALLIANCEBERNSTEIN
                                         AMERICAN CENTURY    AMERICAN CENTURY     WEALTH STRATEGY    VPS INTERNATIONAL
                                           VP VALUE FUND      VP GROWTH FUND         PORTFOLIO        VALUE PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             257,060               6,365             465,552             494,615
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        1,700,264  $           72,572  $        5,295,070  $        6,548,912
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        2,421,509  $           82,740  $        5,609,902  $        6,632,784
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  46                   1                 255                 312
   Other assets.......................                  --                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           2,421,555              82,741           5,610,158           6,633,096
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  46                   1                 255                 312
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  46                   1                 255                 312
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        2,421,509  $           82,740  $        5,609,903  $        6,632,784
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             145,663               5,698             429,246             943,230
   Minimum unit fair value #*.........  $        16.018012  $        14.519721  $        11.782457  $         6.482770
   Maximum unit fair value #*.........  $        17.531830  $        14.519721  $        17.460347  $        13.678670
   Contract liability.................  $        2,421,509  $           82,740  $        5,609,903  $        6,632,784

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                  --                  --
   Minimum unit fair value #*.........                  --                  --                  --                  --
   Maximum unit fair value #*.........                  --                  --                  --                  --
   Contract liability.................                  --                  --                  --                  --


                                         ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN  INVESCO V.I. VALUE
                                         VPS SMALL/MID-CAP       VPS VALUE       VPS INTERNATIONAL     OPPORTUNITIES
                                          VALUE PORTFOLIO        PORTFOLIO       GROWTH PORTFOLIO          FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              89,870              26,858              42,804           2,186,190
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        1,610,724  $          343,902  $          702,386  $       20,081,243
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        1,958,260  $          412,812  $          805,146  $       21,512,110
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 559                  18                  72               5,215
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           1,958,819             412,830             805,218          21,517,325
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 559                  18                  72               5,215
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 559                  18                  72               5,216
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        1,958,260  $          412,812  $          805,146  $       21,512,109
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             104,471              31,224              92,219          13,234,054
   Minimum unit fair value #*.........  $        16.781706  $        12.429218  $         7.873630  $         1.477045
   Maximum unit fair value #*.........  $        27.885356  $        13.490786  $        15.745677  $        22.705288
   Contract liability.................  $        1,958,260  $          412,812  $          805,146  $       21,309,257

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                  --             119,596
   Minimum unit fair value #*.........                  --                  --                  --  $         1.653875
   Maximum unit fair value #*.........                  --                  --                  --  $         1.722444
   Contract liability.................                  --                  --                  --  $          202,852


                                                               INVESCO V.I.
                                           INVESCO V.I.         GOVERNMENT
                                         CORE EQUITY FUND     SECURITIES FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           1,117,404           11,844,989
                                        ==================  ===================
     Cost.............................  $       31,237,208  $       143,681,472
                                        ==================  ===================
     Market value.....................  $       45,804,802  $       139,060,169
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...              14,572              120,946
   Other assets.......................                  --                    4
                                        ------------------  -------------------
   Total assets.......................          45,819,374          139,181,119
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              14,572              120,946
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                   2                   --
                                        ------------------  -------------------
   Total liabilities..................              14,574              120,946
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       45,804,800  $       139,060,173
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           3,019,812          102,855,110
   Minimum unit fair value #*.........  $         1.226240  $          1.215485
   Maximum unit fair value #*.........  $        20.230349  $         10.412131
   Contract liability.................  $       45,489,639  $       138,478,717

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              17,760              419,349
   Minimum unit fair value #*.........  $        17.375454  $          1.352045
   Maximum unit fair value #*.........  $        17.984018  $          1.417508
   Contract liability.................  $          315,161  $           581,456

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-2

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-3

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                               INVESCO V.I.        INVESCO V.I.        INVESCO V.I.
                                           INVESCO V.I.        INTERNATIONAL       MID CAP CORE          SMALL CAP
                                          HIGH YIELD FUND       GROWTH FUND         EQUITY FUND         EQUITY FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             167,537           1,477,956           3,147,343           1,410,417
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          930,852  $       40,200,030  $       39,749,417  $       24,025,536
                                        ==================  ==================  ==================  ==================
     Market value.....................  $          926,477  $       51,365,317  $       44,250,479  $       33,214,501
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  56              48,086              66,305              24,805
   Other assets.......................                  --                   4                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................             926,533          51,413,407          44,316,784          33,239,306
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  56              48,086              66,305              24,805
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  56              48,086              66,305              24,805
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          926,477  $       51,365,321  $       44,250,479  $       33,214,501
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             357,919          16,769,672          19,326,763           1,557,990
   Minimum unit fair value #*.........  $         1.749146  $         2.173589  $         2.081294  $        15.752953
   Maximum unit fair value #*.........  $        20.371836  $        18.836103  $        18.605354  $        24.322631
   Contract liability.................  $          922,573  $       51,326,053  $       44,052,787  $       33,149,829

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               2,015              15,913              82,650               2,854
   Minimum unit fair value #*.........  $         1.937487  $         2.417649  $         2.315015  $        22.264846
   Maximum unit fair value #*.........  $         1.937487  $         2.534691  $         2.427117  $        23.155396
   Contract liability.................  $            3,904  $           39,268  $          197,692  $           64,672


                                           INVESCO V.I.        INVESCO V.I.        INVESCO V.I.      AMERICAN CENTURY
                                           BALANCED RISK        DIVERSIFIED            MONEY            VP MID CAP
                                          ALLOCATION FUND      DIVIDEND FUND        MARKET FUND         VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             247,715                 337          58,575,868               6,143
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        2,983,442  $            5,188  $       58,575,868  $           96,400
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        3,014,689  $            7,791  $       58,575,868  $          121,938
   Due from Sponsor Company...........                 434                  --             210,212                  --
   Receivable from fund shares sold...                  --                  --                  --                   2
   Other assets.......................                  --                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           3,015,123               7,792          58,786,080             121,940
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --                  --                  --                   2
   Payable for fund shares purchased..                 434                  --             210,212                  --
   Other liabilities..................                   1                  --                   2                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 435                  --             210,214                   2
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        3,014,688  $            7,792  $       58,575,866  $          121,938
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             243,094                 487           5,999,234               7,251
   Minimum unit fair value #*.........  $        11.853050  $        15.994424  $         9.575557  $        16.246439
   Maximum unit fair value #*.........  $        12.883948  $        15.994424  $         9.924169  $        17.800887
   Contract liability.................  $        3,014,688  $            7,792  $       58,459,291  $          121,938

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --              11,906                  --
   Minimum unit fair value #*.........                  --                  --  $         9.790995                  --
   Maximum unit fair value #*.........                  --                  --  $         9.790995                  --
   Contract liability.................                  --                  --  $          116,575                  --

                                                              AMERICAN FUNDS
                                          AMERICAN FUNDS          GLOBAL
                                              GLOBAL            GROWTH AND
                                             BOND FUND          INCOME FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           3,378,216            4,484,204
                                        ==================  ===================
     Cost.............................  $       38,534,020  $        49,880,004
                                        ==================  ===================
     Market value.....................  $       39,592,691  $        57,173,603
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...              67,140               21,581
   Other assets.......................                   1                   --
                                        ------------------  -------------------
   Total assets.......................          39,659,832           57,195,184
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              67,140               21,581
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................              67,140               21,581
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       39,592,692  $        57,173,603
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           3,116,217            4,008,835
   Minimum unit fair value #*.........  $        11.462756  $         13.230789
   Maximum unit fair value #*.........  $        13.659029  $         20.419406
   Contract liability.................  $       39,402,889  $        57,149,450

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              14,520                1,681
   Minimum unit fair value #*.........  $        12.787659  $         14.251303
   Maximum unit fair value #*.........  $        13.107709  $         14.693999
   Contract liability.................  $          189,803  $            24,153

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-4

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-5

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                              AMERICAN FUNDS
                                          AMERICAN FUNDS         BLUE CHIP                            AMERICAN FUNDS
                                               ASSET            INCOME AND        AMERICAN FUNDS          GLOBAL
                                          ALLOCATION FUND       GROWTH FUND          BOND FUND          GROWTH FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           8,735,885           6,967,593          16,312,079           2,155,773
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      139,216,617  $       69,747,918  $      178,280,114  $       43,401,311
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      192,713,624  $      101,517,835  $      178,617,266  $       58,852,608
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              97,094              81,327              28,839              36,897
   Other assets.......................                  --                   1                   3                   3
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         192,810,718         101,599,163         178,646,108          58,889,508
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              97,094              81,327              28,839              36,897
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   3                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              97,097              81,327              28,839              36,897
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      192,713,621  $      101,517,836  $      178,617,269  $       58,852,611
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          10,267,092          60,501,501          11,578,765           2,910,432
   Minimum unit fair value #*.........  $        16.925507  $         1.514272  $        12.113335  $        14.455427
   Maximum unit fair value #*.........  $        22.303457  $        22.058653  $        17.538136  $        24.787873
   Contract liability.................  $      191,533,968  $      100,810,305  $      177,725,530  $       58,562,929

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              59,657             410,980              55,783              13,791
   Minimum unit fair value #*.........  $        18.597111  $         1.685632  $        14.977718  $        17.576463
   Maximum unit fair value #*.........  $        21.078312  $         1.768756  $        16.574903  $        23.578378
   Contract liability.................  $        1,179,653  $          707,531  $          891,739  $          289,682


                                                              AMERICAN FUNDS
                                          AMERICAN FUNDS       GROWTH-INCOME      AMERICAN FUNDS      AMERICAN FUNDS
                                            GROWTH FUND            FUND         INTERNATIONAL FUND    NEW WORLD FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           6,056,206           8,610,761           5,534,165           2,104,367
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      333,092,555  $      312,265,564  $       96,181,561  $       38,150,092
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      483,527,486  $      451,289,962  $      112,288,213  $       43,223,700
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...             261,045             250,798             102,304              18,354
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         483,788,531         451,540,760         112,390,517          43,242,054
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............             261,045             250,795             102,304              18,354
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   5                  15                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................             261,050             250,810             102,304              18,355
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      483,527,481  $      451,289,950  $      112,288,213  $       43,223,699
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          27,507,179          22,723,574           7,127,564           1,697,057
   Minimum unit fair value #*.........  $        12.881602  $        17.834179  $        11.291431  $        16.313049
   Maximum unit fair value #*.........  $        23.568423  $        24.238418  $        19.311604  $        30.962178
   Contract liability.................  $      482,080,263  $      449,538,639  $      111,953,848  $       43,153,560

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              72,236              83,120              18,902               2,617
   Minimum unit fair value #*.........  $        14.314073  $        19.595712  $        13.776293  $        24.973322
   Maximum unit fair value #*.........  $        22.273448  $        22.906869  $        18.817150  $        29.261440
   Contract liability.................  $        1,447,218  $        1,751,311  $          334,365  $           70,139


                                          AMERICAN FUNDS
                                           GLOBAL SMALL       STERLING CAPITAL
                                        CAPITALIZATION FUND   EQUITY INCOME VIF
                                            SUB-ACCOUNT          SUB-ACCOUNT
                                        -------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           1,779,872                 2,960
                                        ===================  ===================
     Cost.............................  $       32,590,210   $            26,805
                                        ===================  ===================
     Market value.....................  $       45,635,915   $            31,704
   Due from Sponsor Company...........                  --                    --
   Receivable from fund shares sold...              54,444                     1
   Other assets.......................                  --                    --
                                        -------------------  -------------------
   Total assets.......................          45,690,359                31,705
                                        -------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              54,444                     1
   Payable for fund shares purchased..                  --                    --
   Other liabilities..................                   2                    --
                                        -------------------  -------------------
   Total liabilities..................              54,446                     1
                                        -------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       45,635,913   $            31,704
                                        ===================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           2,089,241                 2,886
   Minimum unit fair value #*.........  $        16.620669   $         10.986901
   Maximum unit fair value #*.........  $        27.182223   $         11.214345
   Contract liability.................  $       45,491,437   $            31,704

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               5,985                    --
   Minimum unit fair value #*.........  $        18.781234                    --
   Maximum unit fair value #*.........  $        26.486124                    --
   Contract liability.................  $          144,476                    --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-6

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-7

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                 COLUMBIA VARIABLE      WELLS FARGO
                                         STERLING CAPITAL    STERLING CAPITAL   PORTFOLIO -- SMALL     ADVANTAGE VT
                                              SPECIAL          TOTAL RETURN           COMPANY              OMEGA
                                         OPPORTUNITIES VIF       BOND VIF           GROWTH FUND         GROWTH FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             127,296              70,229             300,788              33,873
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        1,914,588  $          708,570  $        4,075,308  $          857,455
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        2,431,354  $          691,756  $        5,125,426  $          933,625
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 102                  28                 304                  45
   Other assets.......................                  --                  10                   4                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           2,431,456             691,794           5,125,734             933,670
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 102                  28                 304                  45
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   1                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 103                  28                 304                  45
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        2,431,353  $          691,766  $        5,125,430  $          933,625
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             143,984              54,968           2,591,478             571,930
   Minimum unit fair value #*.........  $        15.867645  $        11.977526  $         1.468953  $         1.247405
   Maximum unit fair value #*.........  $        25.600214  $        12.736855  $        20.783283  $        25.931447
   Contract liability.................  $        2,431,353  $          691,766  $        5,091,062  $          933,625

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --              21,121                  --
   Minimum unit fair value #*.........                  --                  --  $         1.627215                  --
   Maximum unit fair value #*.........                  --                  --  $         1.627215                  --
   Contract liability.................                  --                  --  $           34,368                  --


                                                              FIDELITY(R) VIP                         FIDELITY(R) VIP
                                          FIDELITY(R) VIP      CONTRAFUND(R)      FIDELITY(R) VIP    VALUE STRATEGIES
                                         GROWTH PORTFOLIO        PORTFOLIO       MID CAP PORTFOLIO       PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              33,439             619,162             472,448              52,851
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        1,729,538  $       13,748,464  $       12,521,765  $          504,126
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        2,099,968  $       22,723,244  $       17,404,970  $          807,560
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 319               3,982               2,702                  40
   Other assets.......................                   2                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           2,100,289          22,727,226          17,407,673             807,600
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 319               3,982               2,702                  40
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 319               3,983               2,702                  40
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        2,099,970  $       22,723,243  $       17,404,971  $          807,560
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             140,803           1,392,915           1,096,342              47,831
   Minimum unit fair value #*.........  $        13.994334  $        14.208261  $        14.549634  $        14.850935
   Maximum unit fair value #*.........  $        24.020151  $        23.417586  $        25.383998  $        29.596416
   Contract liability.................  $        2,081,816  $       22,712,945  $       17,394,992  $          800,455

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               1,254                 686                 641                 462
   Minimum unit fair value #*.........  $        14.481055  $        15.007158  $        15.367699  $        15.367579
   Maximum unit fair value #*.........  $        14.481055  $        15.007158  $        15.793793  $        15.367579
   Contract liability.................  $           18,154  $           10,298  $            9,979  $            7,105

                                          FIDELITY(R) VIP
                                          DYNAMIC CAPITAL     FIDELITY(R) VIP
                                           APPRECIATION      STRATEGIC INCOME
                                             PORTFOLIO           PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................              42,246               11,902
                                        ==================  ===================
     Cost.............................  $          465,658  $           138,105
                                        ==================  ===================
     Market value.....................  $          560,600  $           131,512
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                  27                    3
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................             560,627              131,515
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                  27                    3
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................                  27                    3
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $          560,600  $           131,512
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              33,313                9,676
   Minimum unit fair value #*.........  $        16.277452  $         11.230376
   Maximum unit fair value #*.........  $        26.785186  $         14.273150
   Contract liability.................  $          560,600  $           131,512

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                   --
   Minimum unit fair value #*.........                  --                   --
   Maximum unit fair value #*.........                  --                   --
   Contract liability.................                  --                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-8

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-9

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                          FRANKLIN RISING                            FRANKLIN         FRANKLIN GLOBAL
                                           DIVIDENDS VIP      FRANKLIN INCOME        LARGE CAP          REAL ESTATE
                                               FUND              VIP FUND         GROWTH VIP FUND        VIP FUND
                                          SUB-ACCOUNT (1)     SUB-ACCOUNT (2)     SUB-ACCOUNT (3)     SUB-ACCOUNT (4)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           7,474,244          33,154,361           1,380,859              69,881
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      142,435,145  $      498,915,512  $       21,639,059  $        1,095,691
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      217,207,568  $      531,422,797  $       31,676,909  $        1,114,609
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...             219,967             252,082              64,072                  42
   Other assets.......................                  --                   5                   3                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         217,427,535         531,674,884          31,740,984           1,114,651
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............             219,967             252,082              64,072                  42
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   2                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................             219,969             252,082              64,072                  43
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      217,207,566  $      531,422,802  $       31,676,912  $        1,114,608
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           9,645,089          26,805,665           1,923,969              47,135
   Minimum unit fair value #*.........  $        16.187893  $        12.913267  $        15.040896  $        18.852137
   Maximum unit fair value #*.........  $        24.764109  $        22.848876  $        20.126905  $        23.620092
   Contract liability.................  $      216,416,284  $      528,896,311  $       31,563,593  $        1,084,973

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              33,953             124,587               6,685               1,303
   Minimum unit fair value #*.........  $        22.631707  $        13.685816  $        16.694975  $        22.722090
   Maximum unit fair value #*.........  $        23.575384  $        21.730738  $        17.460819  $        23.620092
   Contract liability.................  $          791,282  $        2,526,491  $          113,319  $           29,635

                                             FRANKLIN            FRANKLIN            FRANKLIN            FRANKLIN
                                           SMALL-MID CAP      SMALL CAP VALUE    STRATEGIC INCOME      MUTUAL SHARES
                                          GROWTH VIP FUND        VIP FUND            VIP FUND            VIP FUND
                                          SUB-ACCOUNT (5)     SUB-ACCOUNT (6)     SUB-ACCOUNT (7)     SUB-ACCOUNT (8)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           2,859,313             734,605          13,580,462          12,734,109
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       59,470,623  $       13,054,245  $      165,574,377  $      205,831,079
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       67,441,296  $       16,455,234  $      161,317,983  $      287,959,095
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...             100,727                 870             168,895             239,405
   Other assets.......................                   1                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          67,542,024          16,456,104         161,486,878         288,198,500
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............             100,727                 870             168,895             239,405
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                   1                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................             100,727                 870             168,896             239,406
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       67,441,297  $       16,455,234  $      161,317,982  $      287,959,094
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           4,128,175           1,105,967           8,335,500          14,298,357
   Minimum unit fair value #*.........  $        11.039351  $        13.359062  $        11.528105  $        12.386667
   Maximum unit fair value #*.........  $        24.986972  $        24.012610  $        24.692957  $        26.220194
   Contract liability.................  $       67,270,385  $       16,433,333  $      160,133,986  $      286,478,935

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               8,761               1,485              53,584              66,947
   Minimum unit fair value #*.........  $        12.368587  $        14.212229  $        13.306228  $        13.127915
   Maximum unit fair value #*.........  $        22.253621  $        16.727101  $        23.336866  $        24.779863
   Contract liability.................  $          170,912  $           21,901  $        1,183,996  $        1,480,159

                                             TEMPLETON
                                            DEVELOPING           TEMPLETON
                                         MARKETS VIP FUND    FOREIGN VIP FUND
                                          SUB-ACCOUNT (9)    SUB-ACCOUNT (10)
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           2,551,574            5,787,480
                                        ==================  ===================
     Cost.............................  $       25,111,624  $        82,301,805
                                        ==================  ===================
     Market value.....................  $       23,637,940  $        87,143,297
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...              20,536               39,966
   Other assets.......................                   1                   --
                                        ------------------  -------------------
   Total assets.......................          23,658,477           87,183,263
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              20,536               39,966
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                    3
                                        ------------------  -------------------
   Total liabilities..................              20,536               39,969
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       23,637,941  $        87,143,294
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,324,836            6,406,749
   Minimum unit fair value #*.........  $         7.569229  $          9.355711
   Maximum unit fair value #*.........  $        24.570144  $         16.700491
   Contract liability.................  $       23,582,030  $        86,832,898

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               3,061               21,200
   Minimum unit fair value #*.........  $         7.994917  $         13.481950
   Maximum unit fair value #*.........  $        23.220377  $         15.371479
   Contract liability.................  $           55,911  $           310,396

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1) Formerly Franklin Rising Dividends Securities Fund. Change effective May 1, 2014.

(2)   Formerly Franklin Income Securities Fund. Change effective May 1, 2014.

(3) Formerly Franklin Large Cap Growth Securities Fund. Change effective May 1, 2014.

(4) Formerly Franklin Global Real Estate Securities Fund. Change effective May 1, 2014.

(5) Formerly Franklin Small-Mid Cap Growth Securities Fund. Change effective May 1, 2014.

(6) Formerly Franklin Small Cap Value Securities Fund. Change effective May 1, 2014.

(7) Formerly Franklin Strategic Income Securities Fund. Change effective May 1, 2014.

(8)   Formerly Mutual Shares Securities Fund. Change effective May 1, 2014.

(9) Formerly Templeton Developing Markets Securities Fund. Change effective May 1, 2014.

(10)  Formerly Templeton Foreign Securities Fund. Change effective May 1,
      2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-10

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-11

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                 FRANKLIN
                                                               MUTUAL GLOBAL         FRANKLIN            TEMPLETON
                                             TEMPLETON           DISCOVERY        FLEX CAP GROWTH       GLOBAL BOND
                                          GROWTH VIP FUND        VIP FUND            VIP FUND            VIP FUND
                                         SUB-ACCOUNT (11)    SUB-ACCOUNT (12)    SUB-ACCOUNT (13)    SUB-ACCOUNT (14)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................          11,231,208           3,943,167             872,377             946,801
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      136,379,352  $       76,752,982  $       11,429,498  $       17,161,770
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      164,202,561  $       87,271,968  $       14,474,319  $       17,397,591
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              57,731              62,445               4,828                  98
   Other assets.......................                  --                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         164,260,292          87,334,413          14,479,148          17,397,689
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              57,731              62,445               4,828                  98
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   4                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              57,735              62,445               4,828                  98
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      164,202,557  $       87,271,968  $       14,474,320  $       17,397,591
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          10,318,926           3,354,494             892,813           1,207,650
   Minimum unit fair value #*.........  $        10.883499  $        13.140815  $        14.735177  $        11.150165
   Maximum unit fair value #*.........  $        19.291705  $        31.126285  $        20.357483  $        15.525156
   Contract liability.................  $      163,407,813  $       87,106,217  $       14,467,428  $       17,366,571

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              44,915               6,045                 421               2,134
   Minimum unit fair value #*.........  $        16.085710  $        13.927053  $        16.354893  $        14.271956
   Maximum unit fair value #*.........  $        18.231849  $        29.632249  $        16.354893  $        14.667548
   Contract liability.................  $          794,744  $          165,751  $            6,892  $           31,020


                                             HARTFORD         HARTFORD TOTAL     HARTFORD CAPITAL    HARTFORD DIVIDEND
                                             BALANCED           RETURN BOND        APPRECIATION         AND GROWTH
                                             HLS FUND            HLS FUND            HLS FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             611,011          12,519,026           2,664,773           3,959,726
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       13,614,974  $      138,255,357  $      104,260,053  $       75,298,972
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       16,694,429  $      145,425,753  $      145,554,672  $      104,686,054
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               2,959              11,840              17,012               9,351
   Other assets.......................                   2                  --                  --                   4
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          16,697,390         145,437,593         145,571,684         104,695,409
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               2,959              11,840              17,012               9,351
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   1                   8                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               2,959              11,841              17,020               9,351
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       16,694,431  $      145,425,752  $      145,554,664  $      104,686,058
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           6,155,451          25,057,677          16,904,811          12,031,661
   Minimum unit fair value #*.........  $         1.355713  $         1.396188  $         1.914396  $         1.829644
   Maximum unit fair value #*.........  $        20.015571  $        13.604524  $        24.750134  $        22.930999
   Contract liability.................  $       16,449,391  $      144,977,004  $      145,218,433  $      104,335,770

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......             145,950             235,850             116,256             169,791
   Minimum unit fair value #*.........  $         1.501812  $         1.546541  $         2.120673  $         2.026810
   Maximum unit fair value #*.........  $         1.818574  $        12.448029  $        14.003833  $         2.449050
   Contract liability.................  $          245,040  $          448,748  $          336,231  $          350,288


                                             HARTFORD            HARTFORD
                                            HEALTHCARE         GLOBAL GROWTH
                                             HLS FUND            HLS FUND
                                            SUB-ACCOUNT      SUB-ACCOUNT (15)
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................               4,850               37,271
                                        ==================  ===================
     Cost.............................  $           71,907  $           726,789
                                        ==================  ===================
     Market value.....................  $          141,770  $           880,104
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                   6                   40
   Other assets.......................                   1                   --
                                        ------------------  -------------------
   Total assets.......................             141,777              880,144
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                   6                   40
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                    3
                                        ------------------  -------------------
   Total liabilities..................                   6                   43
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $          141,771  $           880,101
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              29,421              261,515
   Minimum unit fair value #*.........  $         4.604617  $          1.083059
   Maximum unit fair value #*.........  $         4.839920  $         22.003133
   Contract liability.................  $          141,771  $           877,030

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                1,195
   Minimum unit fair value #*.........                  --  $          2.569374
   Maximum unit fair value #*.........                  --  $          2.569374
   Contract liability.................                  --  $             3,071

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(11)  Formerly Templeton Growth Securities Fund. Change effective May 1,
      2014.

(12) Formerly Mutual Global Discovery Securities Fund. Change effective May 1, 2014.

(13) Formerly Franklin Flex Cap Growth Securities Fund. Change effective May 1, 2014.

(14)  Formerly Templeton Global Bond Securities Fund. Change effective May 1,
      2014.

(15) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-12

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-13

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                         HARTFORD
                                             HARTFORD         HARTFORD GROWTH        HARTFORD          INTERNATIONAL
                                        DISCIPLINED EQUITY     OPPORTUNITIES        HIGH YIELD         OPPORTUNITIES
                                             HLS FUND            HLS FUND            HLS FUND            HLS FUND
                                            SUB-ACCOUNT      SUB-ACCOUNT (16)       SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             705,505             889,851           1,021,691             577,529
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        8,335,800  $       23,003,587  $        8,774,749  $        6,952,681
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       14,807,259  $       34,568,919  $        8,624,986  $        8,200,250
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               2,021               3,840               1,878                 636
   Other assets.......................                   1                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          14,809,281          34,572,759           8,626,864           8,200,886
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               2,021               3,840               1,878                 636
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               2,021               3,840               1,879                 636
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       14,807,260  $       34,568,919  $        8,624,985  $        8,200,250
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             963,036           2,294,100             570,252           1,582,041
   Minimum unit fair value #*.........  $         2.174093  $         2.446935  $         2.130364  $         1.510042
   Maximum unit fair value #*.........  $        24.432824  $        25.688057  $        20.659733  $        17.201912
   Contract liability.................  $       14,784,164  $       34,568,919  $        8,624,985  $        8,173,918

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               3,024                  --                  --              14,945
   Minimum unit fair value #*.........  $         2.223744                  --                  --  $         1.672833
   Maximum unit fair value #*.........  $        16.605831                  --                  --  $        10.416553
   Contract liability.................  $           23,096                  --                  --  $           26,332

                                             HARTFORD
                                           SMALL/MID CAP                             HARTFORD            HARTFORD
                                              EQUITY          HARTFORD MIDCAP      MIDCAP VALUE       ULTRASHORT BOND
                                             HLS FUND            HLS FUND            HLS FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             220,685              30,734              43,624           8,643,855
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        1,904,703  $          765,414  $          554,262  $       86,457,070
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        2,087,497  $        1,131,917  $          632,544  $       86,508,835
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 104                  44                  36              56,393
   Other assets.......................                  --                  --                  --                  28
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           2,087,601           1,131,961             632,580          86,565,256
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 104                  44                  36              56,393
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 104                  45                  36              56,393
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        2,087,497  $        1,131,916  $          632,544  $       86,508,863
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             122,007             153,130              85,552          76,399,457
   Minimum unit fair value #*.........  $        15.160401  $         7.035554  $         2.458994  $         0.852604
   Maximum unit fair value #*.........  $        27.701924  $         7.195953  $        28.527862  $         9.742603
   Contract liability.................  $        2,087,497  $        1,098,960  $          632,544  $       86,058,450

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --               4,580                  --             424,006
   Minimum unit fair value #*.........                  --  $         7.195953                  --  $         0.944425
   Maximum unit fair value #*.........                  --  $         7.195953                  --  $         1.087677
   Contract liability.................                  --  $           32,956                  --  $          450,413


                                             HARTFORD            HARTFORD
                                           SMALL COMPANY      SMALLCAP GROWTH
                                             HLS FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................             177,679               46,340
                                        ==================  ===================
     Cost.............................  $        3,316,384  $         1,186,052
                                        ==================  ===================
     Market value.....................  $        4,037,359  $         1,293,401
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                 431                  862
   Other assets.......................                   1                   --
                                        ------------------  -------------------
   Total assets.......................           4,037,791            1,294,263
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                 431                  862
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                    1
                                        ------------------  -------------------
   Total liabilities..................                 431                  863
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        4,037,360  $         1,293,400
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             892,304               93,793
   Minimum unit fair value #*.........  $         2.091483  $          2.555456
   Maximum unit fair value #*.........  $        25.632868  $         31.303375
   Contract liability.................  $        4,025,650  $         1,287,277

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               3,990                  291
   Minimum unit fair value #*.........  $         2.934950  $         21.070651
   Maximum unit fair value #*.........  $         2.934950  $         21.070651
   Contract liability.................  $           11,710  $             6,123

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(16) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-14

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-15

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                 HARTFORD
                                                              U.S. GOVERNMENT                          HUNTINGTON VA
                                          HARTFORD STOCK        SECURITIES        HARTFORD VALUE         DIVIDEND
                                             HLS FUND            HLS FUND            HLS FUND          CAPTURE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT (17)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             135,160             512,172             114,200             680,034
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        6,507,204  $        5,412,487  $        1,213,631  $        8,396,167
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        8,577,562  $        5,307,328  $        1,928,639  $        8,928,842
   Due from Sponsor Company...........                  --                 382                  --                  --
   Receivable from fund shares sold...               1,610                  --                 582              40,434
   Other assets.......................                  --                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           8,579,172           5,307,710           1,929,221           8,969,277
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               1,610                  --                 582              40,434
   Payable for fund shares purchased..                  --                 382                  --                  --
   Other liabilities..................                   2                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               1,612                 382                 582              40,434
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        8,577,560  $        5,307,328  $        1,928,639  $        8,928,843
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           4,819,394             677,875             166,822           1,488,705
   Minimum unit fair value #*.........  $         1.282753  $         1.130890  $         1.979143  $         2.017229
   Maximum unit fair value #*.........  $        24.354176  $        11.403055  $        22.771698  $        22.313631
   Contract liability.................  $        8,448,009  $        5,307,328  $        1,924,501  $        8,928,843

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              77,856                  --                 269                  --
   Minimum unit fair value #*.........  $         1.421044                  --  $        15.401954                  --
   Maximum unit fair value #*.........  $         1.751447                  --  $        15.401954                  --
   Contract liability.................  $          129,551                  --  $            4,138                  --

                                                                                                        LORD ABBETT
                                           HUNTINGTON VA                            LORD ABBETT         CALIBRATED
                                           INTERNATIONAL       HUNTINGTON VA        FUNDAMENTAL          DIVIDEND
                                            EQUITY FUND         SITUS FUND          EQUITY FUND         GROWTH FUND
                                            SUB-ACCOUNT      SUB-ACCOUNT (18)       SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             193,977             343,394              93,546             328,585
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        2,807,406  $        6,628,929  $        1,670,915  $        4,838,588
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        3,059,018  $        7,599,317  $        1,740,888  $        5,109,503
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               3,179              70,439                 161                 230
   Other assets.......................                   1                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           3,062,198           7,669,756           1,741,049           5,109,734
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               3,179              70,439                 161                 230
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               3,179              70,439                 161                 230
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        3,059,019  $        7,599,317  $        1,740,888  $        5,109,504
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             581,387           2,898,810              93,914             305,569
   Minimum unit fair value #*.........  $         1.454684  $         1.900179  $        15.911241  $        15.338077
   Maximum unit fair value #*.........  $        15.855840  $        25.302907  $        19.395320  $        20.533293
   Contract liability.................  $        3,059,019  $        7,599,317  $        1,740,888  $        5,109,504

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                  --                  --
   Minimum unit fair value #*.........                  --                  --                  --                  --
   Maximum unit fair value #*.........                  --                  --                  --                  --
   Contract liability.................                  --                  --                  --                  --


                                            LORD ABBETT         LORD ABBETT
                                               BOND             GROWTH AND
                                          DEBENTURE FUND        INCOME FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           1,037,576               87,812
                                        ==================  ===================
     Cost.............................  $       11,600,518  $         2,078,412
                                        ==================  ===================
     Market value.....................  $       12,336,778  $         3,120,851
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                 114                  193
   Other assets.......................                   1                   --
                                        ------------------  -------------------
   Total assets.......................          12,336,893            3,121,044
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                 114                  193
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................                 114                  193
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       12,336,779  $         3,120,851
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             804,203              215,371
   Minimum unit fair value #*.........  $        14.267942  $         12.711398
   Maximum unit fair value #*.........  $        18.303403  $         19.254751
   Contract liability.................  $       12,317,855  $         3,120,851

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               1,222                   --
   Minimum unit fair value #*.........  $        15.486400                   --
   Maximum unit fair value #*.........  $        15.486400                   --
   Contract liability.................  $           18,924                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(17) Effective June 23, 2014 Huntington VA Income Equity Fund merged with Huntington VA Dividend Capture Fund.

(18) Effective June 23, 2014 Huntington VA Mid Corp America Fund merged with Huntington VA Situs Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-16

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-17

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                     MFS(R) INVESTORS
                                            MFS(R) CORE        MFS(R) GROWTH       MFS(R) GLOBAL          GROWTH
                                           EQUITY SERIES          SERIES           EQUITY SERIES       STOCK SERIES
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             229,112             755,930             322,233             519,898
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        4,195,137  $       22,581,238  $        4,733,608  $        6,079,561
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        5,959,204  $       30,022,511  $        6,312,543  $        8,339,156
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              31,414              11,489                 324               2,038
   Other assets.......................                   1                   2                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           5,990,619          30,034,002           6,312,868           8,341,194
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              31,414              11,489                 324               2,038
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              31,414              11,489                 324               2,038
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        5,959,205  $       30,022,513  $        6,312,544  $        8,339,156
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             447,157           2,271,518             291,124             669,227
   Minimum unit fair value #*.........  $        10.020800  $         9.307124  $        18.352990  $         9.798362
   Maximum unit fair value #*.........  $        23.711612  $        24.009906  $        26.012901  $        23.213162
   Contract liability.................  $        5,845,269  $       29,917,155  $        6,249,859  $        8,268,832

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               7,976               7,685               2,890               5,154
   Minimum unit fair value #*.........  $        11.163313  $        10.287424  $        20.470302  $        10.750099
   Maximum unit fair value #*.........  $        16.457770  $        16.117686  $        24.764305  $        15.009781
   Contract liability.................  $          113,936  $          105,358  $           62,685  $           70,324


                                         MFS(R) INVESTORS     MFS(R) MID CAP        MFS(R) NEW         MFS(R) TOTAL
                                           TRUST SERIES        GROWTH SERIES     DISCOVERY SERIES      RETURN SERIES
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           2,294,435           2,196,942           2,710,799           9,217,008
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       45,864,366  $       15,619,062  $       42,675,603  $      185,104,610
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       69,771,302  $       19,245,208  $       44,234,490  $      223,847,628
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              56,343              16,021              52,491             174,516
   Other assets.......................                  --                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          69,827,645          19,261,229          44,286,981         224,022,145
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              56,343              16,021              52,491             174,516
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   1                   3                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              56,344              16,024              52,491             174,516
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       69,771,301  $       19,245,205  $       44,234,490  $      223,847,629
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           4,582,007           2,263,504           2,222,251          12,199,220
   Minimum unit fair value #*.........  $        13.571419  $         7.690932  $        13.596976  $        12.845745
   Maximum unit fair value #*.........  $        21.001532  $        26.322413  $        29.815262  $        22.703091
   Contract liability.................  $       69,524,847  $       19,198,146  $       43,969,218  $      223,079,714

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              15,360               5,294              11,648              37,690
   Minimum unit fair value #*.........  $        14.889509  $         8.747234  $        15.715252  $        18.049065
   Maximum unit fair value #*.........  $        17.763110  $         9.060439  $        27.013839  $        21.456086
   Contract liability.................  $          246,454  $           47,059  $          265,272  $          767,915


                                           MFS(R) VALUE       MFS(R) RESEARCH
                                              SERIES            BOND SERIES
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           4,096,544            7,733,765
                                        ==================  ===================
     Cost.............................  $       56,921,758  $        98,421,066
                                        ==================  ===================
     Market value.....................  $       82,955,421  $       104,151,514
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...              24,780               70,820
   Other assets.......................                   2                   --
                                        ------------------  -------------------
   Total assets.......................          82,980,203          104,222,334
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              24,780               70,820
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                    3
                                        ------------------  -------------------
   Total liabilities..................              24,780               70,823
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       82,955,423  $       104,151,511
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           3,799,750            7,650,950
   Minimum unit fair value #*.........  $        14.599732  $         11.076612
   Maximum unit fair value #*.........  $        28.520161  $         14.813832
   Contract liability.................  $       82,932,489  $       104,108,078

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                 857                3,161
   Minimum unit fair value #*.........  $        26.064517  $         13.695503
   Maximum unit fair value #*.........  $        27.151220  $         14.104645
   Contract liability.................  $           22,934  $            43,433

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-18

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-19

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                          MFS(R) RESEARCH                                                BLACKROCK
                                           INTERNATIONAL      MFS(R) RESEARCH    MFS(R) HIGH YIELD   GLOBAL ALLOCATION
                                              SERIES              SERIES             PORTFOLIO           V.I. FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           1,092,488             191,462           7,018,483              20,465
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       15,304,140  $        4,416,413  $       43,534,375  $          305,885
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       14,453,622  $        5,573,468  $       42,882,934  $          289,987
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               6,161                 288              49,326                   7
   Other assets.......................                  --                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          14,459,783           5,573,757          42,932,260             289,994
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               6,161                 288              49,326                   7
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   2                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               6,163                 288              49,326                   7
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       14,453,620  $        5,573,469  $       42,882,934  $          289,987
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,034,346             301,257           4,036,335              24,332
   Minimum unit fair value #*.........  $        12.945762  $        17.196773  $        10.418731  $        11.572322
   Maximum unit fair value #*.........  $        15.400043  $        22.397671  $        10.730506  $        12.050390
   Contract liability.................  $       14,444,125  $        5,573,469  $       42,692,904  $          289,987

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                 678                  --              17,910                  --
   Minimum unit fair value #*.........  $        13.987746                  --  $        10.593481                  --
   Maximum unit fair value #*.........  $        14.469571                  --  $        10.649689                  --
   Contract liability.................  $            9,495                  --  $          190,030                  --

                                             BLACKROCK
                                              GLOBAL             BLACKROCK           BLACKROCK         UIF CORE PLUS
                                           OPPORTUNITIES         LARGE CAP        EQUITY DIVIDEND      FIXED INCOME
                                             V.I. FUND       GROWTH V.I. FUND        V.I. FUND           PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................               2,191              32,772              67,291               4,188
                                        ==================  ==================  ==================  ==================
     Cost.............................  $           31,620  $          360,665  $          630,380  $           42,284
                                        ==================  ==================  ==================  ==================
     Market value.....................  $           35,672  $          461,428  $          732,802  $           44,603
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                   2                  27                  15                   2
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................              35,674             461,455             732,817              44,605
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                   2                  27                  15                   2
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                   2                  27                  15                   2
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $           35,672  $          461,428  $          732,802  $           44,603
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......               2,089              26,734              48,032               4,187
   Minimum unit fair value #*.........  $        17.078460  $        14.475438  $        14.822529  $        10.653472
   Maximum unit fair value #*.........  $        17.081562  $        23.833152  $        15.466958  $        10.653472
   Contract liability.................  $           35,672  $          461,428  $          732,802  $           44,603

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                  --                  --
   Minimum unit fair value #*.........                  --                  --                  --                  --
   Maximum unit fair value #*.........                  --                  --                  --                  --
   Contract liability.................                  --                  --                  --                  --



                                            UIF GROWTH          UIF MID CAP
                                             PORTFOLIO       GROWTH PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................               8,453              160,013
                                        ==================  ===================
     Cost.............................  $          221,431  $         1,742,454
                                        ==================  ===================
     Market value.....................  $          253,345  $         2,008,157
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                  64                   87
   Other assets.......................                   1                   --
                                        ------------------  -------------------
   Total assets.......................             253,410            2,008,244
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                  64                   87
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................                  64                   87
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $          253,346  $         2,008,157
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              18,621              127,121
   Minimum unit fair value #*.........  $        13.434144  $         14.672355
   Maximum unit fair value #*.........  $        13.721383  $         26.937122
   Contract liability.................  $          253,346  $         2,003,887

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  276
   Minimum unit fair value #*.........                  --  $         15.496011
   Maximum unit fair value #*.........                  --  $         15.496011
   Contract liability.................                  --  $             4,270

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-20

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-21

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                     COLUMBIA VARIABLE
                                                                                                       PORTFOLIO --
                                                                                     BLACKROCK            MARSICO
                                           INVESCO V.I.      MORGAN STANLEY --        CAPITAL          INTERNATIONAL
                                          AMERICAN VALUE      MID CAP GROWTH       APPRECIATION        OPPORTUNITIES
                                               FUND              PORTFOLIO           V.I. FUND             FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              45,007               3,788              66,651             407,479
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          610,004  $          136,619  $          588,470  $        5,302,777
                                        ==================  ==================  ==================  ==================
     Market value.....................  $          888,880  $          151,149  $          597,189  $        7,175,713
   Due from Sponsor Company...........                  --                  --                  --               1,103
   Receivable from fund shares sold...                 256                   6                  12                  --
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................             889,136             151,155             597,201           7,176,816
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 256                   6                  12                  --
   Payable for fund shares purchased..                  --                  --                  --               1,103
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 256                   6                  12               1,103
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          888,880  $          151,149  $          597,189  $        7,175,713
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              51,282               9,586              41,319           3,544,717
   Minimum unit fair value #*.........  $        15.894550  $        14.401329  $        13.965119  $         1.543485
   Maximum unit fair value #*.........  $        27.071229  $        15.929315  $        15.797520  $        16.639890
   Contract liability.................  $          888,880  $          151,149  $          597,189  $        7,139,796

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                  --              21,008
   Minimum unit fair value #*.........                  --                  --                  --  $         1.709680
   Maximum unit fair value #*.........                  --                  --                  --  $         1.709680
   Contract liability.................                  --                  --                  --  $           35,917



                                         COLUMBIA VARIABLE                       COLUMBIA VARIABLE   COLUMBIA VARIABLE
                                           PORTFOLIO --      COLUMBIA VARIABLE     PORTFOLIO --        PORTFOLIO --
                                          MARSICO FOCUSED   PORTFOLIO -- ASSET        MARSICO          MARSICO 21ST
                                           EQUITIES FUND      ALLOCATION FUND       GROWTH FUND        CENTURY FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             401,600             206,885             220,344             108,235
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        6,211,050  $        3,115,895  $        3,803,954  $          995,318
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        7,309,118  $        3,266,713  $        6,171,837  $        1,897,354
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 431                 183                 363                 117
   Other assets.......................                   1                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           7,309,550           3,266,897           6,172,200           1,897,471
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 431                 183                 363                 117
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                   2                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 431                 183                 365                 118
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        7,309,119  $        3,266,714  $        6,171,835  $        1,897,353
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           3,148,058           1,968,722           2,990,680             718,989
   Minimum unit fair value #*.........  $         1.705221  $         1.390229  $         1.620232  $         2.090073
   Maximum unit fair value #*.........  $        22.784251  $        18.262766  $        21.817037  $        20.336059
   Contract liability.................  $        7,222,940  $        3,256,170  $        6,122,881  $        1,883,467

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              45,625               6,847              27,276               5,998
   Minimum unit fair value #*.........  $         1.888859  $         1.539994  $         1.794775  $         2.315155
   Maximum unit fair value #*.........  $         1.888859  $         1.539994  $         1.794775  $         2.315155
   Contract liability.................  $           86,179  $           10,544  $           48,954  $           13,886



                                         COLUMBIA VARIABLE   COLUMBIA VARIABLE
                                           PORTFOLIO --     PORTFOLIO -- INCOME
                                             DIVIDEND          OPPORTUNITIES
                                         OPPORTUNITY FUND          FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................             468,519              845,541
                                        ==================  ===================
     Cost.............................  $        6,877,319  $         7,940,599
                                        ==================  ===================
     Market value.....................  $        9,365,686  $         7,660,599
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                 559                  439
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................           9,366,245            7,661,038
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                 559                  439
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                    2
                                        ------------------  -------------------
   Total liabilities..................                 559                  441
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        9,365,686  $         7,660,597
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             724,546              734,423
   Minimum unit fair value #*.........  $        12.535952  $         10.214820
   Maximum unit fair value #*.........  $        13.052025  $         10.407596
   Contract liability.................  $        9,307,334  $         7,590,690

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               4,471                6,717
   Minimum unit fair value #*.........  $        13.052025  $         10.407596
   Maximum unit fair value #*.........  $        13.052025  $         10.407596
   Contract liability.................  $           58,352  $            69,907

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-22

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-23

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                         COLUMBIA VARIABLE      OPPENHEIMER
                                           PORTFOLIO --           CAPITAL                               OPPENHEIMER
                                          MID CAP GROWTH       APPRECIATION         OPPENHEIMER         MAIN STREET
                                         OPPORTUNITY FUND         FUND/VA         GLOBAL FUND/VA        FUND(R)/VA
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             461,195              16,323             171,607              23,151
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        6,957,002  $          742,678  $        4,487,289  $          443,099
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        8,951,794  $        1,049,575  $        6,711,568  $          771,616
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 530                  44                 222                  34
   Other assets.......................                  --                   1                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           8,952,324           1,049,620           6,711,791             771,650
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 530                  44                 222                  34
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   1                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 531                  44                 222                  34
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        8,951,793  $        1,049,576  $        6,711,569  $          771,616
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             705,055              72,050             480,986              48,941
   Minimum unit fair value #*.........  $        12.505029  $        13.598743  $        12.936022  $        14.738633
   Maximum unit fair value #*.........  $        12.741041  $        23.531956  $        21.447581  $        22.527865
   Contract liability.................  $        8,911,539  $        1,049,576  $        6,711,569  $          771,616

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               3,159                  --                  --                  --
   Minimum unit fair value #*.........  $        12.741041                  --                  --                  --
   Maximum unit fair value #*.........  $        12.741041                  --                  --                  --
   Contract liability.................  $           40,254                  --                  --                  --

                                            OPPENHEIMER
                                            MAIN STREET         OPPENHEIMER          PUTNAM VT           PUTNAM VT
                                             SMALL CAP         EQUITY INCOME        DIVERSIFIED        GLOBAL ASSET
                                              FUND/VA             FUND/VA           INCOME FUND       ALLOCATION FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             233,420              23,248           2,422,464              24,544
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        3,797,463  $          259,565  $       16,648,980  $          340,751
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        6,129,609  $          335,468  $       16,981,471  $          474,935
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 333                  15                 819                  24
   Other assets.......................                   1                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           6,129,943             335,483          16,982,290             474,959
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 333                  15                 819                  24
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 333                  15                 820                  24
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        6,129,610  $          335,468  $       16,981,470  $          474,935
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             323,355              24,066           1,264,497              32,187
   Minimum unit fair value #*.........  $        17.570415  $        12.839186  $        12.439061  $        13.939161
   Maximum unit fair value #*.........  $        28.578736  $        20.291605  $        18.594762  $        20.984879
   Contract liability.................  $        6,129,610  $          335,468  $       16,981,470  $          474,935

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                  --                  --
   Minimum unit fair value #*.........                  --                  --                  --                  --
   Maximum unit fair value #*.........                  --                  --                  --                  --
   Contract liability.................                  --                  --                  --                  --


                                             PUTNAM VT           PUTNAM VT
                                           INTERNATIONAL       INTERNATIONAL
                                            VALUE FUND          EQUITY FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................              20,066               31,904
                                        ==================  ===================
     Cost.............................  $          187,302  $           337,287
                                        ==================  ===================
     Market value.....................  $          198,254  $           421,137
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                   9                   20
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................             198,263              421,157
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                   9                   20
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................                   9                   20
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $          198,254  $           421,137
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              23,587               45,974
   Minimum unit fair value #*.........  $         8.170753  $          8.797117
   Maximum unit fair value #*.........  $        14.686660  $         15.341442
   Contract liability.................  $          198,254  $           421,137

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                   --
   Minimum unit fair value #*.........                  --                   --
   Maximum unit fair value #*.........                  --                   --
   Contract liability.................                  --                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-24

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-25

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                     JPMORGAN            JPMORGAN
                                             PUTNAM VT                            INSURANCE TRUST     INSURANCE TRUST
                                             SMALL CAP           PUTNAM VT           CORE BOND          U.S. EQUITY
                                            VALUE FUND         VOYAGER FUND       PORTFOLIO -- 1      PORTFOLIO -- 1
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              16,602              44,321           4,815,743             250,502
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          257,154  $        1,722,514  $       53,117,244  $        4,302,937
                                        ==================  ==================  ==================  ==================
     Market value.....................  $          274,439  $        2,439,445  $       53,888,160  $        6,700,918
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  14                  46               3,178                 374
   Other assets.......................                  --                  --                   2                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................             274,453           2,439,491          53,891,340           6,701,293
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  14                  46               3,178                 374
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  14                  46               3,178                 374
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          274,439  $        2,439,445  $       53,888,162  $        6,700,919
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              14,308             115,912           3,867,111             305,892
   Minimum unit fair value #*.........  $        15.106103  $        15.528119  $        11.985913  $        17.827021
   Maximum unit fair value #*.........  $        24.979101  $        22.342034  $        20.850188  $        33.561272
   Contract liability.................  $          274,439  $        2,439,445  $       53,692,032  $        6,676,945

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --              13,906               1,109
   Minimum unit fair value #*.........                  --                  --  $        14.103649  $        21.624389
   Maximum unit fair value #*.........                  --                  --  $        14.103649  $        21.624389
   Contract liability.................                  --                  --  $          196,130  $           23,974


                                             JPMORGAN            JPMORGAN
                                          INSURANCE TRUST     INSURANCE TRUST        PUTNAM VT
                                         INTREPID MID CAP      MID CAP VALUE          EQUITY               PIMCO
                                          PORTFOLIO -- 1      PORTFOLIO -- 1        INCOME FUND     ALL ASSET PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................             336,941             448,165               8,061              15,795
                                        ==================  ==================  ==================  ===================
     Cost.............................  $        6,415,105  $        5,382,932  $          154,785  $          173,761
                                        ==================  ==================  ==================  ===================
     Market value.....................  $        8,187,654  $        5,113,561  $          182,016  $          165,373
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 370                 963                   4                   3
   Other assets.......................                  --                  --                   1                  --
                                        ------------------  ------------------  ------------------  -------------------
   Total assets.......................           8,188,024           5,114,524             182,021             165,376
                                        ------------------  ------------------  ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                 370                 963                   4                   3
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   1                  --                  --
                                        ------------------  ------------------  ------------------  -------------------
   Total liabilities..................                 370                 964                   4                   3
                                        ------------------  ------------------  ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        8,187,654  $        5,113,560  $          182,017  $          165,373
                                        ==================  ==================  ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             330,353             213,657               8,427              14,522
   Minimum unit fair value #*.........  $        17.907021  $        18.991034  $        18.352940  $        11.058750
   Maximum unit fair value #*.........  $        54.131605  $        37.682334  $        23.807401  $        11.477712
   Contract liability.................  $        8,187,654  $        5,089,737  $          182,017  $          165,373

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --               1,009                  --                  --
   Minimum unit fair value #*.........                  --  $        23.616789                  --                  --
   Maximum unit fair value #*.........                  --  $        23.616789                  --                  --
   Contract liability.................                  --  $           23,823                  --                  --

                                                               PIMCO GLOBAL
                                                                MULTI-ASSET
                                             PIMCO EQS            MANAGED
                                            PATHFINDER          ALLOCATION
                                             PORTFOLIO           PORTFOLIO
                                            SUB-ACCOUNT      SUB-ACCOUNT (19)
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................              41,415                1,237
                                        ==================  ===================
     Cost.............................  $          450,246  $            15,243
                                        ==================  ===================
     Market value.....................  $          513,126  $            14,359
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                  10                    1
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................             513,136               14,360
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                  10                    1
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................                  10                    1
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $          513,126  $            14,359
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              41,924                1,479
   Minimum unit fair value #*.........  $        11.874091  $          9.711208
   Maximum unit fair value #*.........  $        12.598983  $          9.711208
   Contract liability.................  $          513,126  $            14,359

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                   --
   Minimum unit fair value #*.........                  --                   --
   Maximum unit fair value #*.........                  --                   --
   Contract liability.................                  --                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(19)  Formerly PIMCO Global Multi-Asset Portfolio. Change effective April 30,
      2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-26

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-27

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                        PRUDENTIAL
                                                                                                          SERIES
                                          JENNISON 20/20         JENNISON           PRUDENTIAL         INTERNATIONAL
                                          FOCUS PORTFOLIO        PORTFOLIO        VALUE PORTFOLIO    GROWTH PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................               3,950               3,794               2,398               2,348
                                        ==================  ==================  ==================  ==================
     Cost.............................  $           47,723  $           93,343  $           44,640  $           13,256
                                        ==================  ==================  ==================  ==================
     Market value.....................  $           84,888  $          151,007  $           63,429  $           13,687
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                   4                  16                 159                   1
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................              84,892             151,023              63,588              13,688
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                   4                  16                 159                   1
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   1                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                   5                  16                 159                   1
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $           84,887  $          151,007  $           63,429  $           13,687
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              19,143              62,330              27,726              12,584
   Minimum unit fair value #*.........  $         1.950413  $         1.427132  $         1.688033  $         1.019173
   Maximum unit fair value #*.........  $        20.746804  $        11.341760  $         1.849417  $         1.127083
   Contract liability.................  $           84,887  $          117,327  $           50,301  $           13,687

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --               2,970               7,345                  --
   Minimum unit fair value #*.........                  --  $        11.341760  $         1.787330                  --
   Maximum unit fair value #*.........                  --  $        11.341760  $         1.787330                  --
   Contract liability.................                  --  $           33,680  $           13,128                  --

                                                               WESTERN ASSET        CLEARBRIDGE
                                            CLEARBRIDGE       VARIABLE GLOBAL     VARIABLE LARGE       INVESCO V.I.
                                          VARIABLE EQUITY       HIGH YIELD           CAP VALUE          GROWTH AND
                                         INCOME PORTFOLIO     BOND PORTFOLIO         PORTFOLIO          INCOME FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT (20)       SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................               5,000               6,406              43,548              65,524
                                        ==================  ==================  ==================  ==================
     Cost.............................  $           75,019  $           55,624  $          833,635  $        1,191,390
                                        ==================  ==================  ==================  ==================
     Market value.....................  $           79,854  $           47,531  $          847,878  $        1,644,002
   Due from Sponsor Company...........                   3                  --                  --                  --
   Receivable from fund shares sold...                  --                   2                 406                 219
   Other assets.......................                  --                  --                  --                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................              79,857              47,533             848,284           1,644,223
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --                   2                 406                 219
   Payable for fund shares purchased..                   3                  --                  --                  --
   Other liabilities..................                  --                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                   3                   2                 407                 219
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $           79,854  $           47,531  $          847,877  $        1,644,004
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......               5,561              20,880             377,373              99,844
   Minimum unit fair value #*.........  $        14.360146  $         2.276448  $         2.077319  $        14.575445
   Maximum unit fair value #*.........  $        14.360146  $         2.276448  $         2.135987  $        24.326376
   Contract liability.................  $           79,854  $           47,531  $          805,041  $        1,644,004

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --              20,054                  --
   Minimum unit fair value #*.........                  --                  --  $         2.135987                  --
   Maximum unit fair value #*.........                  --                  --  $         2.135987                  --
   Contract liability.................                  --                  --  $           42,836                  --


                                                               INVESCO V.I.
                                           INVESCO V.I.          AMERICAN
                                           COMSTOCK FUND      FRANCHISE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................              18,038              372,529
                                        ==================  ===================
     Cost.............................  $          258,675  $        14,702,814
                                        ==================  ===================
     Market value.....................  $          344,156  $        20,422,514
   Due from Sponsor Company...........                  --               12,037
   Receivable from fund shares sold...                  19                   --
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................             344,175           20,434,551
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                  19                   --
   Payable for fund shares purchased..                  --               12,037
   Other liabilities..................                  --                    2
                                        ------------------  -------------------
   Total liabilities..................                  19               12,039
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $          344,156  $        20,422,512
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              14,920            1,353,211
   Minimum unit fair value #*.........  $        21.711063  $         14.067721
   Maximum unit fair value #*.........  $        24.467663  $         15.600423
   Contract liability.................  $          344,156  $        20,228,134

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --               12,740
   Minimum unit fair value #*.........                  --  $         15.105917
   Maximum unit fair value #*.........                  --  $         15.307625
   Contract liability.................                  --  $           194,378

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(20) Effective December 5, 2014 Clearbridge Variable All Cap Value Portfolio merged with Clearbridge Variable Large Cap Value Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-28

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-29

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                WELLS FARGO         WELLS FARGO         WELLS FARGO
                                           INVESCO V.I.        ADVANTAGE VT        ADVANTAGE VT        ADVANTAGE VT
                                              MID CAP           INDEX ASSET        TOTAL RETURN          INTRINSIC
                                            GROWTH FUND       ALLOCATION FUND        BOND FUND          VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             631,429               1,389               1,691               1,204
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        3,023,044  $           18,555  $           17,345  $           18,676
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        3,645,741  $           25,594  $           17,770  $           24,871
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              40,621                   1                   1                   1
   Other assets.......................                  --                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           3,686,362              25,595              17,772              24,872
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              40,621                   1                   1                   1
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              40,621                   1                   1                   1
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        3,645,741  $           25,594  $           17,771  $           24,871
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             259,838               5,151              10,810              13,953
   Minimum unit fair value #*.........  $        13.685733  $         2.009342  $         1.643962  $         1.726626
   Maximum unit fair value #*.........  $        14.239658  $        20.444198  $         1.643962  $        20.036182
   Contract liability.................  $        3,645,741  $           25,594  $           17,771  $           24,871

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                  --                  --
   Minimum unit fair value #*.........                  --                  --                  --                  --
   Maximum unit fair value #*.........                  --                  --                  --                  --
   Contract liability.................                  --                  --                  --                  --

                                            WELLS FARGO         WELLS FARGO                             WELLS FARGO
                                           ADVANTAGE VT        ADVANTAGE VT         WELLS FARGO        ADVANTAGE VT
                                           INTERNATIONAL         SMALL CAP         ADVANTAGE VT          SMALL CAP
                                            EQUITY FUND         GROWTH FUND       DISCOVERY FUND        VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             254,373             126,641                 234             904,220
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        1,278,471  $          993,132  $            4,813  $        7,168,564
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        1,251,584  $        1,276,117  $            7,187  $       10,082,058
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  58                  62                  --               3,668
   Other assets.......................                  --                  --                   1                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           1,251,642           1,276,179               7,188          10,085,728
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  58                  62                  --               3,668
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  58                  62                  --               3,668
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        1,251,584  $        1,276,117  $            7,188  $       10,082,060
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             916,944              73,162                 285             694,247
   Minimum unit fair value #*.........  $         1.021933  $         2.319014  $        25.239790  $        13.184431
   Maximum unit fair value #*.........  $        14.503132  $        18.630752  $        25.239790  $        15.362791
   Contract liability.................  $        1,251,584  $        1,275,493  $            7,188  $       10,081,614

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  34                  --                  30
   Minimum unit fair value #*.........                  --  $        18.547973                  --  $        14.792219
   Maximum unit fair value #*.........                  --  $        18.547973                  --  $        14.792219
   Contract liability.................                  --  $              624                  --  $              446


                                            WELLS FARGO          HIMCO VIT
                                           ADVANTAGE VT         INDEX FUND
                                         OPPORTUNITY FUND       SUB-ACCOUNT
                                            SUB-ACCOUNT          (21)(22)
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................             332,362              201,503
                                        ==================  ===================
     Cost.............................  $        5,776,986  $         7,573,446
                                        ==================  ===================
     Market value.....................  $        9,578,828  $         8,233,418
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...               1,306                  244
   Other assets.......................                   2                    1
                                        ------------------  -------------------
   Total assets.......................           9,580,136            8,233,663
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............               1,306                  244
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................               1,306                  244
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        9,578,830  $         8,233,419
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             570,752              445,505
   Minimum unit fair value #*.........  $        16.160679  $          7.588987
   Maximum unit fair value #*.........  $        17.392982  $         23.980581
   Contract liability.................  $        9,578,830  $         8,233,419

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                   --
   Minimum unit fair value #*.........                  --                   --
   Maximum unit fair value #*.........                  --                   --
   Contract liability.................                  --                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(21) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(22)  Funded as of October 17, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-30

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-31

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                     HIMCO VIT
                                                                 HIMCO VIT        AMERICAN FUNDS
                                             HIMCO VIT        AMERICAN FUNDS         BLUE CHIP           HIMCO VIT
                                             PORTFOLIO       ASSET ALLOCATION       INCOME AND        AMERICAN FUNDS
                                         DIVERSIFIER FUND          FUND             GROWTH FUND          BOND FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                             (22)(23)            (22)(24)            (22)(25)            (22)(26)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           5,811,777           1,561,950             735,794           3,004,461
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       47,093,125  $       13,556,836  $        7,707,093  $       28,812,017
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       45,971,158  $       14,244,988  $        8,277,687  $       28,842,824
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 997                 682                 369               1,851
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          45,972,155          14,245,670           8,278,056          28,844,675
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 997                 682                 369               1,851
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   4                   1                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               1,001                 683                 369               1,852
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       45,971,154  $       14,244,987  $        8,277,687  $       28,842,823
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           5,887,625             968,395             538,545           2,605,151
   Minimum unit fair value #*.........  $         7.486076  $        13.049525  $        13.963872  $        10.349291
   Maximum unit fair value #*.........  $         7.982319  $        19.385213  $        23.129642  $        12.482760
   Contract liability.................  $       45,971,154  $       14,244,987  $        8,241,156  $       28,812,841

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --               2,480               2,747
   Minimum unit fair value #*.........                  --                  --  $        14.729282  $        10.916428
   Maximum unit fair value #*.........                  --                  --  $        14.729282  $        10.916428
   Contract liability.................                  --                  --  $           36,531  $           29,982


                                                                 HIMCO VIT           HIMCO VIT           HIMCO VIT
                                             HIMCO VIT        AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS
                                          AMERICAN FUNDS     GLOBAL GROWTH AND     GLOBAL GROWTH       GLOBAL SMALL
                                         GLOBAL BOND FUND       INCOME FUND            FUND         CAPITALIZATION FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                             (22)(27)            (22)(28)            (22)(29)            (22)(30)
                                        ------------------  ------------------  ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................             347,965           1,566,034             383,440           1,157,906
                                        ==================  ==================  ==================  ===================
     Cost.............................  $        3,207,457  $       10,311,853  $        2,635,667  $        8,304,754
                                        ==================  ==================  ==================  ===================
     Market value.....................  $        3,124,726  $       10,977,895  $        2,818,286  $        8,846,402
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 136                 571                 630                 529
   Other assets.......................                  --                  --                   1                   1
                                        ------------------  ------------------  ------------------  -------------------
   Total assets.......................           3,124,862          10,978,466           2,818,917           8,846,932
                                        ------------------  ------------------  ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                 136                 571                 630                 529
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   1                  --                  --
                                        ------------------  ------------------  ------------------  -------------------
   Total liabilities..................                 136                 572                 630                 529
                                        ------------------  ------------------  ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        3,124,726  $       10,977,894  $        2,818,287  $        8,846,403
                                        ==================  ==================  ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             282,563             870,819             207,157             765,554
   Minimum unit fair value #*.........  $        10.332412  $        11.431431  $        12.518174  $        10.496796
   Maximum unit fair value #*.........  $        11.791607  $        20.419087  $        21.168090  $        22.386538
   Contract liability.................  $        3,124,726  $       10,977,894  $        2,810,157  $        8,828,230

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                 616               1,641
   Minimum unit fair value #*.........                  --                  --  $        13.204396  $        11.072291
   Maximum unit fair value #*.........                  --                  --  $        13.204396  $        11.072291
   Contract liability.................                  --                  --  $            8,130  $           18,173


                                                                 HIMCO VIT
                                             HIMCO VIT        AMERICAN FUNDS
                                          AMERICAN FUNDS       GROWTH-INCOME
                                            GROWTH FUND            FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                             (22)(31)            (22)(32)
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           6,131,313            3,070,758
                                        ==================  ===================
     Cost.............................  $       53,796,198  $        28,795,149
                                        ==================  ===================
     Market value.....................  $       58,431,415  $        30,983,947
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...               4,580                1,811
   Other assets.......................                   1                   --
                                        ------------------  -------------------
   Total assets.......................          58,435,996           30,985,758
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............               4,580                1,811
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................               4,580                1,811
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       58,431,416  $        30,983,947
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           4,092,773            2,072,463
   Minimum unit fair value #*.........  $        12.905504  $         13.520161
   Maximum unit fair value #*.........  $        24.493289  $         22.122666
   Contract liability.................  $       58,255,164  $        30,828,565

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              12,904               10,895
   Minimum unit fair value #*.........  $        13.658465  $         14.261259
   Maximum unit fair value #*.........  $        13.658465  $         14.261259
   Contract liability.................  $          176,252  $           155,382

#     Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.
(22)  Funded as of October 17, 2014.
(23) Effective October 20, 2014 Hartford Portfolio Diversifier HLS Fund merged with HIMCO VIT Portfolio Diversifier Fund.
(24) Effective October 20, 2014 American Funds Asset Allocation HLS Fund merged with HIMCO VIT American Funds Asset Allocation Fund.
(25) Effective October 20, 2014 American Funds Blue Chip Income and Growth HLS Fund merged with HIMCO VIT American Funds Blue Chip Income and Growth Fund.
(26) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.
(27) Effective October 20, 2014 American Funds Global Bond HLS Fund merged with HIMCO VIT American Funds Global Bond Fund.
(28) Effective October 20, 2014 American Funds Global Growth and Income HLS Fund merged with HIMCO VIT American Funds Global Growth and Income
      Fund.
(29) Effective October 20, 2014 American Funds Global Growth HLS Fund merged with HIMCO VIT American Funds Global Growth Fund.
(30) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.
(31) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.
(32) Effective October 20, 2014 American Funds Growth-Income HLS Fund merged with HIMCO VIT American Funds Growth-Income Fund.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-32

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-33

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                 HIMCO VIT             HIMCO VIT
                                                                                              AMERICAN FUNDS        AMERICAN FUNDS
                                                                                            INTERNATIONAL FUND      NEW WORLD FUND
                                                                                                SUB-ACCOUNT           SUB-ACCOUNT
                                                                                                 (22)(33)              (22)(34)
                                                                                           -------------------   -------------------
ASSETS:
   Investments:
      Number of shares...................................................................            4,577,018               982,936
                                                                                           ===================   ===================
      Cost...............................................................................   $       34,886,367    $        5,692,269
                                                                                           ===================   ===================
      Market value.......................................................................   $       35,929,590    $        5,553,590
   Due from Sponsor Company..............................................................                   --                 2,195
   Receivable from fund shares sold......................................................                3,048                    --
   Other assets..........................................................................                   --                    --
                                                                                           -------------------   -------------------
   Total assets..........................................................................           35,932,638             5,555,785
                                                                                           -------------------   -------------------

LIABILITIES:
   Due to Sponsor Company................................................................                3,048                    --
   Payable for fund shares purchased.....................................................                   --                 2,195
   Other liabilities.....................................................................                    1                    --
                                                                                           -------------------   -------------------
   Total liabilities.....................................................................                3,049                 2,195
                                                                                           -------------------   -------------------

NET ASSETS:
   For contract liabilities..............................................................   $       35,929,589    $        5,553,590
                                                                                           ===================   ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #.........................................................            3,509,773               534,411
   Minimum unit fair value #*............................................................   $         9.372014    $         9.183739
   Maximum unit fair value #*............................................................   $        17.827265    $        16.456440
   Contract liability....................................................................   $       35,908,386    $        5,553,590

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #.........................................................                2,145                    --
   Minimum unit fair value #*............................................................   $         9.885849                    --
   Maximum unit fair value #*............................................................   $         9.885849                    --
   Contract liability....................................................................   $           21,203                    --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(22)  Funded as of October 17, 2014.

(33) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.

(34) Effective October 20, 2014 American Funds New World HLS Fund merged with HIMCO VIT American Funds New World Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-34

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[This page intentionally left blank]



--------------------------------------------------------------------------------
                                    SA-35

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                                  ALLIANCEBERNSTEIN
                                                                                                                    VPS BALANCED
                                                                         AMERICAN CENTURY     AMERICAN CENTURY     WEALTH STRATEGY
                                                                           VP VALUE FUND       VP GROWTH FUND         PORTFOLIO
                                                                            SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          34,816   $             182   $          136,422
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                   --
   Mortality and expense risk charges..................................            (16,991)               (546)             (82,715)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................            (16,991)               (546)             (82,715)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................             17,825                (364)              53,707
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            158,486               2,717              218,128
   Net realized gain distributions.....................................                 --               9,674              872,447
   Change in unrealized appreciation (depreciation) during the period..            113,866              (3,525)            (821,261)
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................            272,352               8,866              269,314
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         290,177   $           8,502   $          323,021
                                                                         ==================  ==================  ===================


                                                                          ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN
                                                                          VPS INTERNATIONAL    VPS SMALL/MID-CAP
                                                                           VALUE PORTFOLIO      VALUE PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          239,562    $           9,141
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................            (111,001)             (32,403)
                                                                         -------------------  -------------------
     Total expenses....................................................            (111,001)             (32,403)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             128,561              (23,262)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             129,319              275,409
   Net realized gain distributions.....................................                  --              225,485
   Change in unrealized appreciation (depreciation) during the period..            (811,776)            (351,712)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................            (682,457)             149,182
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         (553,896)   $         125,920
                                                                         ===================  ===================


                                                                          ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                                                                              VPS VALUE       VPS INTERNATIONAL
                                                                              PORTFOLIO       GROWTH PORTFOLIO
                                                                             SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           3,939   $               --
                                                                         ------------------  -------------------

EXPENSES:
   Administrative charges..............................................                 --                   --
   Mortality and expense risk charges..................................             (4,710)             (18,621)
                                                                         ------------------  -------------------
     Total expenses....................................................             (4,710)             (18,621)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................               (771)             (18,621)
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             30,684               68,551
   Net realized gain distributions.....................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period..             (6,579)             (65,687)
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................             24,105                2,864
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          23,334   $          (15,757)
                                                                         ==================  ===================

                                                                            INVESCO V.I.
                                                                                VALUE
                                                                            OPPORTUNITIES        INVESCO V.I.
                                                                                FUND           CORE EQUITY FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          325,672    $         409,504
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (34,654)             (80,986)
   Mortality and expense risk charges..................................            (422,779)            (837,441)
                                                                         -------------------  -------------------
     Total expenses....................................................            (457,433)            (918,427)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (131,761)            (508,923)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             313,313            5,390,983
   Net realized gain distributions.....................................                  --              230,427
   Change in unrealized appreciation (depreciation) during the period..             893,248           (2,020,463)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           1,206,561            3,600,947
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $        1,074,800    $       3,092,024
                                                                         ===================  ===================


                                                                            INVESCO V.I.
                                                                             GOVERNMENT
                                                                           SECURITIES FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       4,654,378
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................           (221,606)
   Mortality and expense risk charges..................................         (2,544,314)
                                                                         ------------------
     Total expenses....................................................         (2,765,920)
                                                                         ------------------
     Net investment income (loss)......................................          1,888,458
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         (1,455,899)
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..          3,144,553
                                                                         ------------------
     Net gain (loss) on investments....................................          1,688,654
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $       3,577,112
                                                                         ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-36

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-37

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                               INVESCO V.I.         INVESCO V.I.
                                                                           INVESCO V.I.        INTERNATIONAL        MID CAP CORE
                                                                          HIGH YIELD FUND       GROWTH FUND          EQUITY FUND
                                                                            SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          47,170   $         837,092   $          18,335
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (1,494)            (63,959)            (68,778)
   Mortality and expense risk charges..................................            (22,279)           (869,882)           (858,862)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (23,773)           (933,841)           (927,640)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             23,397             (96,749)           (909,305)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             16,688           3,886,699           2,656,880
   Net realized gain distributions.....................................                 --                  --           5,267,113
   Change in unrealized appreciation (depreciation) during the period..            (39,765)         (4,302,475)         (5,682,639)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            (23,077)           (415,776)          2,241,354
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $             320   $        (512,525)  $       1,332,049
                                                                         ==================  ==================  ==================

                                                                           INVESCO V.I.         INVESCO V.I.        INVESCO V.I.
                                                                             SMALL CAP          BALANCED RISK        DIVERSIFIED
                                                                            EQUITY FUND        ALLOCATION FUND      DIVIDEND FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $              --   $             111
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (56)                 --                  --
   Mortality and expense risk charges..................................           (613,471)            (55,005)               (125)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (613,527)            (55,005)               (125)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (613,527)            (55,005)                (14)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          3,938,363              46,399                 156
   Net realized gain distributions.....................................          2,955,508             187,493                  --
   Change in unrealized appreciation (depreciation) during the period..         (6,239,650)            (32,048)                598
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            654,221             201,844                 754
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          40,694   $         146,839   $             740
                                                                         ==================  ==================  ==================

                                                                            INVESCO V.I.      AMERICAN CENTURY     AMERICAN FUNDS
                                                                            MONEY MARKET         VP MID CAP            GLOBAL
                                                                                FUND             VALUE FUND           BOND FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           3,908   $             849   $         516,118
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................           (516,944)               (594)           (810,877)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (516,944)               (594)           (810,877)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (513,036)                255            (294,759)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 --               2,212           1,120,946
   Net realized gain distributions.....................................                 --               5,030             402,908
   Change in unrealized appreciation (depreciation) during the period..                 --               8,169          (1,168,907)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................                 --              15,411             354,947
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $        (513,036)  $          15,666   $          60,188
                                                                         ==================  ==================  ==================

                                                                           AMERICAN FUNDS
                                                                            GLOBAL GROWTH
                                                                           AND INCOME FUND
                                                                             SUB-ACCOUNT
                                                                         -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $        2,049,296
                                                                         -------------------

EXPENSES:
   Administrative charges..............................................                  --
   Mortality and expense risk charges..................................          (1,105,438)
                                                                         -------------------
     Total expenses....................................................          (1,105,438)
                                                                         -------------------
     Net investment income (loss)......................................             943,858
                                                                         -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           3,117,904
   Net realized gain distributions.....................................                  --
   Change in unrealized appreciation (depreciation) during the period..          (1,582,521)
                                                                         -------------------
     Net gain (loss) on investments....................................           1,535,383
                                                                         -------------------
     Net increase (decrease) in net assets resulting from operations...  $        2,479,241
                                                                         ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-38

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-39

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                           AMERICAN FUNDS     AMERICAN FUNDS
                                                                          ASSET ALLOCATION   BLUE CHIP INCOME    AMERICAN FUNDS
                                                                                FUND          AND GROWTH FUND       BOND FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  -----------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       2,896,285   $      3,017,689   $       3,550,432
                                                                         ------------------  -----------------  ------------------

EXPENSES:
   Administrative charges..............................................           (339,527)          (141,667)           (324,647)
   Mortality and expense risk charges..................................         (3,440,665)        (1,686,766)         (3,058,092)
                                                                         ------------------  -----------------  ------------------
     Total expenses....................................................         (3,780,192)        (1,828,433)         (3,382,739)
                                                                         ------------------  -----------------  ------------------
     Net investment income (loss)......................................           (883,907)         1,189,256             167,693
                                                                         ------------------  -----------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         16,969,795          8,781,340             (55,253)
   Net realized gain distributions.....................................         10,308,475                 --              73,277
   Change in unrealized appreciation (depreciation) during the period..        (19,322,725)         2,342,384           6,933,038
                                                                         ------------------  -----------------  ------------------
     Net gain (loss) on investments....................................          7,955,545         11,123,724           6,951,062
                                                                         ------------------  -----------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       7,071,638   $     12,312,980   $       7,118,755
                                                                         ==================  =================  ==================

                                                                           AMERICAN FUNDS                          AMERICAN FUNDS
                                                                            GLOBAL GROWTH     AMERICAN FUNDS        GROWTH-INCOME
                                                                                FUND            GROWTH FUND             FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         707,011   $       3,811,790   $       5,855,380
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................           (103,425)           (841,894)           (791,472)
   Mortality and expense risk charges..................................         (1,032,052)         (8,528,782)         (7,934,277)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (1,135,477)         (9,370,676)         (8,725,749)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (428,466)         (5,558,886)         (2,870,369)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          5,847,594          45,905,484          43,028,315
   Net realized gain distributions.....................................          6,425,324          25,745,594          23,816,471
   Change in unrealized appreciation (depreciation) during the period..        (11,630,978)        (33,550,309)        (23,469,940)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            641,940          38,100,769          43,374,846
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         213,474   $      32,541,883   $      40,504,477
                                                                         ==================  ==================  ==================

                                                                                                                   AMERICAN FUNDS
                                                                           AMERICAN FUNDS     AMERICAN FUNDS        GLOBAL SMALL
                                                                         INTERNATIONAL FUND   NEW WORLD FUND     CAPITALIZATION FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $      1,628,010   $         480,822    $         57,084
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................           (208,637)            (84,465)            (84,420)
   Mortality and expense risk charges..................................         (2,065,637)           (872,543)           (865,702)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................         (2,274,274)           (957,008)           (950,122)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................           (646,264)           (476,186)           (893,038)
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          6,803,169           3,762,523           5,362,364
   Net realized gain distributions.....................................                 --           5,289,943             239,428
   Change in unrealized appreciation (depreciation) during the period..        (11,476,738)        (13,295,291)         (4,413,832)
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................         (4,673,569)         (4,242,825)          1,187,960
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $     (5,319,833)  $      (4,719,011)   $        294,922
                                                                         ==================  ==================  ===================


                                                                         STERLING CAPITAL
                                                                         EQUITY INCOME VIF
                                                                            SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $             652
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................                 --
   Mortality and expense risk charges..................................               (495)
                                                                         ------------------
     Total expenses....................................................               (495)
                                                                         ------------------
     Net investment income (loss)......................................                157
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                578
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..                (63)
                                                                         ------------------
     Net gain (loss) on investments....................................                515
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $             672
                                                                         ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-40

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-41

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                          STERLING CAPITAL    STERLING CAPITAL
                                                                               SPECIAL          TOTAL RETURN
                                                                          OPPORTUNITIES VIF       BOND VIF
                                                                             SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           1,197   $           22,577
                                                                         ------------------  -------------------

EXPENSES:
   Administrative charges..............................................                 --                   --
   Mortality and expense risk charges..................................            (36,062)             (10,335)
                                                                         ------------------  -------------------
     Total expenses....................................................            (36,062)             (10,335)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................            (34,865)              12,242
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             49,498               (1,227)
   Net realized gain distributions.....................................            310,817                8,918
   Change in unrealized appreciation (depreciation) during the period..            (10,634)               7,417
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................            349,681               15,108
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         314,816   $           27,350
                                                                         ==================  ===================

                                                                          COLUMBIA VARIABLE       WELLS FARGO
                                                                         PORTFOLIO -- SMALL        ADVANTAGE
                                                                               COMPANY             VT OMEGA
                                                                             GROWTH FUND          GROWTH FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --    $              --
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --               (2,058)
   Mortality and expense risk charges..................................            (117,031)             (17,612)
                                                                         -------------------  -------------------
     Total expenses....................................................            (117,031)             (19,670)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (117,031)             (19,670)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             262,435               45,902
   Net realized gain distributions.....................................              95,787              242,549
   Change in unrealized appreciation (depreciation) during the period..            (651,850)            (239,718)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................            (293,628)              48,733
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $        (410,659)   $          29,063
                                                                         ===================  ===================


                                                                                               FIDELITY(R) VIP
                                                                           FIDELITY(R) VIP      CONTRAFUND(R)
                                                                          GROWTH PORTFOLIO        PORTFOLIO
                                                                             SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $          162,321
                                                                         ------------------  -------------------

EXPENSES:
   Administrative charges..............................................                 --                   --
   Mortality and expense risk charges..................................            (26,161)            (363,747)
                                                                         ------------------  -------------------
     Total expenses....................................................            (26,161)            (363,747)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................            (26,161)            (201,426)
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            158,711            2,118,205
   Net realized gain distributions.....................................                 --              451,963
   Change in unrealized appreciation (depreciation) during the period..             20,256             (177,183)
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................            178,967            2,392,985
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         152,806   $        2,191,559
                                                                         ==================  ===================


                                                                                               FIDELITY(R) VIP
                                                                           FIDELITY(R) VIP    VALUE STRATEGIES
                                                                          MID CAP PORTFOLIO       PORTFOLIO
                                                                             SUB-ACCOUNT         SUB-ACCOUNT
                                                                         -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           3,284   $           6,451
                                                                         -------------------  ------------------

EXPENSES:
   Administrative charges..............................................                  --                  --
   Mortality and expense risk charges..................................            (276,320)            (16,081)
                                                                         -------------------  ------------------
     Total expenses....................................................            (276,320)            (16,081)
                                                                         -------------------  ------------------
     Net investment income (loss)......................................            (273,036)             (9,630)
                                                                         -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             857,431             241,305
   Net realized gain distributions.....................................             415,585                  --
   Change in unrealized appreciation (depreciation) during the period..            (243,227)           (203,112)
                                                                         -------------------  ------------------
     Net gain (loss) on investments....................................           1,029,789              38,193
                                                                         -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $         756,753   $          28,563
                                                                         ===================  ==================

                                                                           FIDELITY(R) VIP
                                                                           DYNAMIC CAPITAL      FIDELITY(R) VIP
                                                                            APPRECIATION       STRATEGIC INCOME
                                                                              PORTFOLIO            PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $            1,169   $            3,792
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................             (10,591)                (758)
                                                                         -------------------  -------------------
     Total expenses....................................................             (10,591)                (758)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................              (9,422)               3,034
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              97,363                  (18)
   Net realized gain distributions.....................................              36,010                1,519
   Change in unrealized appreciation (depreciation) during the period..             (56,422)              (2,320)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................              76,951                 (819)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           67,529   $            2,215
                                                                         ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-42

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-43

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                           FRANKLIN RISING
                                                                            DIVIDENDS VIP       FRANKLIN INCOME
                                                                                FUND               VIP FUND
                                                                           SUB-ACCOUNT (1)      SUB-ACCOUNT (2)
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $        3,106,984   $       30,606,399
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................            (333,566)            (845,092)
   Mortality and expense risk charges..................................          (3,712,273)          (9,737,753)
                                                                         -------------------  -------------------
     Total expenses....................................................          (4,045,839)         (10,582,845)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (938,855)          20,023,554
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          22,578,568           15,149,671
   Net realized gain distributions.....................................           4,572,441                   --
   Change in unrealized appreciation (depreciation) during the period..         (11,485,136)         (14,633,000)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................          15,665,873              516,671
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $       14,727,018   $       20,540,225
                                                                         ===================  ===================

                                                                              FRANKLIN          FRANKLIN GLOBAL
                                                                          LARGE CAP GROWTH        REAL ESTATE
                                                                              VIP FUND             VIP FUND
                                                                           SUB-ACCOUNT (3)      SUB-ACCOUNT (4)
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          343,725   $            5,086
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (48,429)              (1,725)
   Mortality and expense risk charges..................................            (538,359)             (15,775)
                                                                         -------------------  -------------------
     Total expenses....................................................            (586,788)             (17,500)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (243,063)             (12,414)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           3,453,489              (12,854)
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..            (107,426)             165,378
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           3,346,063              152,524
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $        3,103,000   $          140,110
                                                                         ===================  ===================

                                                                         FRANKLIN SMALL-MID        FRANKLIN
                                                                             CAP GROWTH         SMALL CAP VALUE
                                                                              VIP FUND             VIP FUND
                                                                           SUB-ACCOUNT (5)      SUB-ACCOUNT (6)
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --    $         107,684
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................            (110,770)                  --
   Mortality and expense risk charges..................................          (1,226,932)            (320,195)
                                                                         -------------------  -------------------
     Total expenses....................................................          (1,337,702)            (320,195)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................          (1,337,702)            (212,511)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           4,269,966            1,930,162
   Net realized gain distributions.....................................          14,437,262            1,362,512
   Change in unrealized appreciation (depreciation) during the period..         (13,537,757)          (3,289,005)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           5,169,471                3,669
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $       3,831,769    $        (208,842)
                                                                         ===================  ===================

                                                                              FRANKLIN            FRANKLIN            TEMPLETON
                                                                          STRATEGIC INCOME      MUTUAL SHARES        DEVELOPING
                                                                              VIP FUND            VIP FUND        MARKETS VIP FUND
                                                                           SUB-ACCOUNT (7)     SUB-ACCOUNT (8)     SUB-ACCOUNT (9)
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $      11,022,143   $       6,152,373   $         496,044
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (251,215)           (473,503)            (40,757)
   Mortality and expense risk charges..................................          (3,003,164)         (5,015,996)           (503,508)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................          (3,254,379)         (5,489,499)           (544,265)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................           7,767,764             662,874             (48,221)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             800,666          24,803,005              64,254
   Net realized gain distributions.....................................           3,558,931           1,610,847                  --
   Change in unrealized appreciation (depreciation) during the period..         (10,978,154)        (10,259,648)         (2,824,146)
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          (6,618,557)         16,154,204          (2,759,892)
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $       1,149,207   $      16,817,078   $      (2,808,113)
                                                                         ===================  ==================  ==================


                                                                              TEMPLETON
                                                                          FOREIGN VIP FUND
                                                                          SUB-ACCOUNT (10)
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       1,959,047
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................           (161,594)
   Mortality and expense risk charges..................................         (1,683,053)
                                                                         ------------------
     Total expenses....................................................         (1,844,647)
                                                                         ------------------
     Net investment income (loss)......................................            114,400
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          5,295,434
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..        (18,337,006)
                                                                         ------------------
     Net gain (loss) on investments....................................        (13,041,572)
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $     (12,927,172)
                                                                         ==================

(1) Formerly Franklin Rising Dividends Securities Fund. Change effective May 1, 2014.

(2)   Formerly Franklin Income Securities Fund. Change effective May 1, 2014.

(3) Formerly Franklin Large Cap Growth Securities Fund. Change effective May 1, 2014.

(4) Formerly Franklin Global Real Estate Securities Fund. Change effective May 1, 2014.

(5) Formerly Franklin Small-Mid Cap Growth Securities Fund. Change effective May 1, 2014.

(6) Formerly Franklin Small Cap Value Securities Fund. Change effective May 1, 2014.

(7) Formerly Franklin Strategic Income Securities Fund. Change effective May 1, 2014.

(8)   Formerly Mutual Shares Securities Fund. Change effective May 1, 2014.

(9) Formerly Templeton Developing Markets Securities Fund. Change effective May 1, 2014.

(10)  Formerly Templeton Foreign Securities Fund. Change effective May 1,
      2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-44

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-45

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                              FRANKLIN MUTUAL
                                                                          TEMPLETON GROWTH   GLOBAL DISCOVERY    FRANKLIN FLEX CAP
                                                                              VIP FUND           VIP FUND         GROWTH VIP FUND
                                                                          SUB-ACCOUNT (11)   SUB-ACCOUNT (12)    SUB-ACCOUNT (13)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       2,620,830   $       1,995,382   $              --
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................           (294,441)           (127,614)            (24,363)
   Mortality and expense risk charges..................................         (3,090,821)         (1,600,251)           (275,819)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (3,385,262)         (1,727,865)           (300,182)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (764,432)            267,517            (300,182)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         11,184,046           4,828,445           1,637,243
   Net realized gain distributions.....................................                 --           6,205,373           2,302,395
   Change in unrealized appreciation (depreciation) during the period..        (18,025,861)         (7,441,692)         (3,065,525)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................         (6,841,815)          3,592,126             874,113
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $      (7,606,247)  $       3,859,643   $         573,931
                                                                         ==================  ==================  ==================

                                                                              FRANKLIN
                                                                           LARGE CAP VALUE       TEMPLETON
                                                                              VIP FUND          GLOBAL BOND       HARTFORD BALANCED
                                                                             SUB-ACCOUNT         VIP FUND             HLS FUND
                                                                              (14)(15)       SUB-ACCOUNT (16)        SUB-ACCOUNT
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         188,343   $         874,027    $         264,686
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................            (12,565)                 --              (16,760)
   Mortality and expense risk charges..................................           (117,086)           (282,347)            (300,937)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................           (129,651)           (282,347)            (317,697)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................             58,692             591,680              (53,011)
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         (1,094,072)            143,575              710,373
   Net realized gain distributions.....................................          3,526,915                  --                   --
   Change in unrealized appreciation (depreciation) during the period..         (2,286,830)           (694,896)             588,604
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................            146,013            (551,321)           1,298,977
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         204,705   $          40,359    $       1,245,966
                                                                         ==================  ==================  ===================


                                                                              HARTFORD       HARTFORD CAPITAL         HARTFORD
                                                                          TOTAL RETURN BOND    APPRECIATION         DIVIDEND AND
                                                                              HLS FUND           HLS FUND          GROWTH HLS FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       4,877,924   $       1,238,241    $       1,864,846
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................            (46,868)            (35,800)             (25,932)
   Mortality and expense risk charges..................................         (2,393,995)         (2,304,218)          (1,637,702)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................         (2,440,863)         (2,340,018)          (1,663,634)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................          2,437,061          (1,101,777)             201,212
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          1,544,505          10,764,364            7,634,415
   Net realized gain distributions.....................................                 --          20,666,952           12,572,985
   Change in unrealized appreciation (depreciation) during the period..          2,405,568         (22,072,421)          (9,095,278)
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................          3,950,073           9,358,895           11,112,122
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $       6,387,134   $       8,257,118    $      11,313,334
                                                                         ==================  ==================  ===================


                                                                              HARTFORD
                                                                           GLOBAL RESEARCH
                                                                              HLS FUND
                                                                          SUB-ACCOUNT (17)
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           4,148
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................                 --
   Mortality and expense risk charges..................................             (2,977)
                                                                         ------------------
     Total expenses....................................................             (2,977)
                                                                         ------------------
     Net investment income (loss)......................................              1,171
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            113,809
   Net realized gain distributions.....................................             11,895
   Change in unrealized appreciation (depreciation) during the period..           (107,352)
                                                                         ------------------
     Net gain (loss) on investments....................................             18,352
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $          19,523
                                                                         ==================

(11)  Formerly Templeton Growth Securities Fund. Change effective May 1,
      2014.

(12) Formerly Mutual Global Discovery Securities Fund. Change effective May 1, 2014.

(13) Formerly Franklin Flex Cap Growth Securities Fund. Change effective May 1, 2014.

(14) Formerly Franklin Large Cap Value Securities Fund. Change effective May 1, 2014.

(15) Effective November 7, 2014 Franklin Large Cap Value VIP Fund was liquidated.

(16)  Formerly Templeton Global Bond Securities Fund. Change effective May 1,
      2014.

(17) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-46

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-47

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                              HARTFORD           HARTFORD             HARTFORD
                                                                             HEALTHCARE        GLOBAL GROWTH     DISCIPLINED EQUITY
                                                                              HLS FUND           HLS FUND             HLS FUND
                                                                             SUB-ACCOUNT     SUB-ACCOUNT (17)        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $             52   $           2,807    $         97,904
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (205)               (653)               (366)
   Mortality and expense risk charges..................................             (1,748)            (11,741)           (211,215)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................             (1,953)            (12,394)           (211,581)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             (1,901)             (9,587)           (113,677)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             23,212              26,630           1,404,052
   Net realized gain distributions.....................................             10,565                  --             139,804
   Change in unrealized appreciation (depreciation) during the period..               (118)             16,194             458,511
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................             33,659              42,824           2,002,367
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $         31,758   $          33,237    $      1,888,690
                                                                         ==================  ==================  ==================


                                                                                               HARTFORD GROWTH       HARTFORD
                                                                          HARTFORD GROWTH       OPPORTUNITIES       HIGH YIELD
                                                                             HLS FUND             HLS FUND           HLS FUND
                                                                         SUB-ACCOUNT (18)     SUB-ACCOUNT (18)      SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           1,030   $          55,586   $         681,759
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (37)                (81)               (124)
   Mortality and expense risk charges..................................             (8,754)           (503,724)           (139,578)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................             (8,791)           (503,805)           (139,702)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             (7,761)           (448,219)            542,057
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            154,648           3,144,998              81,442
   Net realized gain distributions.....................................            407,860           5,375,880                  --
   Change in unrealized appreciation (depreciation) during the period..           (531,968)         (4,169,587)           (514,931)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................             30,540           4,351,291            (433,489)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          22,779   $       3,903,072   $         108,568
                                                                         ==================  ==================  ==================

                                                                                                  HARTFORD
                                                                                                INTERNATIONAL        HARTFORD
                                                                           HARTFORD INDEX       OPPORTUNITIES      SMALL/MID CAP
                                                                              HLS FUND            HLS FUND        EQUITY HLS FUND
                                                                          SUB-ACCOUNT (19)       SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          93,622    $        178,670   $          30,927
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (474)             (3,539)                 --
   Mortality and expense risk charges..................................            (63,052)           (133,194)            (38,904)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (63,526)           (136,733)            (38,904)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             30,096              41,937              (7,977)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          1,464,145             487,435             156,814
   Net realized gain distributions.....................................            330,992                  --             389,444
   Change in unrealized appreciation (depreciation) during the period..         (1,634,900)         (1,006,408)           (480,977)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            160,237            (518,973)             65,281
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         190,333    $       (477,036)  $          57,304
                                                                         ==================  ==================  ==================



                                                                           HARTFORD MIDCAP
                                                                              HLS FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $             --
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................             (1,708)
   Mortality and expense risk charges..................................            (14,422)
                                                                         ------------------
     Total expenses....................................................            (16,130)
                                                                         ------------------
     Net investment income (loss)......................................            (16,130)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             43,024
   Net realized gain distributions.....................................            136,896
   Change in unrealized appreciation (depreciation) during the period..            (60,095)
                                                                         ------------------
     Net gain (loss) on investments....................................            119,825
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...   $        103,695
                                                                         ==================

(17) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.

(18) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.

(19) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-48

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-49

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                             HARTFORD             HARTFORD           HARTFORD
                                                                           MIDCAP VALUE        ULTRASHORT BOND     SMALL COMPANY
                                                                             HLS FUND             HLS FUND           HLS FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           2,672    $             --   $              --
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --            (150,046)             (3,467)
   Mortality and expense risk charges..................................            (12,794)         (1,687,914)            (78,638)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (12,794)         (1,837,960)            (82,105)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (10,122)         (1,837,960)            (82,105)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             45,755              72,203             397,930
   Net realized gain distributions.....................................             82,100                  --             730,185
   Change in unrealized appreciation (depreciation) during the period..            (81,737)             58,114            (872,648)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................             46,118             130,317             255,467
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          35,996    $     (1,707,643)  $         173,362
                                                                         ==================  ==================  ==================

                                                                                                                     HARTFORD
                                                                             HARTFORD                             U.S. GOVERNMENT
                                                                          SMALLCAP GROWTH      HARTFORD STOCK       SECURITIES
                                                                             HLS FUND             HLS FUND           HLS FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $             815    $        134,671   $         121,869
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (137)            (12,379)               (346)
   Mortality and expense risk charges..................................            (23,850)           (156,449)            (81,177)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (23,987)           (168,828)            (81,523)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (23,172)            (34,157)             40,346
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            212,762             406,498             (12,697)
   Net realized gain distributions.....................................            247,064                  --                  --
   Change in unrealized appreciation (depreciation) during the period..           (402,293)            355,627              42,275
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................             57,533             762,125              29,578
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          34,361    $        727,968   $          69,924
                                                                         ==================  ==================  ==================

                                                                                                                  AMERICAN FUNDS
                                                                                               AMERICAN FUNDS    BLUE CHIP INCOME
                                                                          HARTFORD VALUE      ASSET ALLOCATION      AND GROWTH
                                                                             HLS FUND             HLS FUND           HLS FUND
                                                                            SUB-ACCOUNT       SUB-ACCOUNT (20)   SUB-ACCOUNT (21)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          27,401    $        203,527   $         101,396
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................            (26,209)           (196,382)            (87,242)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (26,209)           (196,382)            (87,242)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................              1,192               7,145              14,154
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             85,559            (648,059)            993,519
   Net realized gain distributions.....................................                 --           4,484,845           1,418,008
   Change in unrealized appreciation (depreciation) during the period..             87,667          (4,054,879)         (2,097,029)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            173,226            (218,093)            314,498
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         174,418    $       (210,948)  $         328,652
                                                                         ==================  ==================  ==================



                                                                           AMERICAN FUNDS
                                                                            BOND HLS FUND
                                                                          SUB-ACCOUNT (22)
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         520,043
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................                 --
   Mortality and expense risk charges..................................           (371,257)
                                                                         ------------------
     Total expenses....................................................           (371,257)
                                                                         ------------------
     Net investment income (loss)......................................            148,786
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           (251,392)
   Net realized gain distributions.....................................          1,376,455
   Change in unrealized appreciation (depreciation) during the period..           (176,752)
                                                                         ------------------
     Net gain (loss) on investments....................................            948,311
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $       1,097,097
                                                                         ==================

(20) Effective October 20, 2014 American Funds Asset Allocation HLS Fund merged with HIMCO VIT American Funds Asset Allocation Fund.

(21) Effective October 20, 2014 American Funds Blue Chip Income and Growth HLS Fund merged with HIMCO VIT American Funds Blue Chip Income and Growth Fund.

(22) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-50

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-51

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                          AMERICAN FUNDS       AMERICAN FUNDS     AMERICAN FUNDS
                                                                            GLOBAL BOND       GLOBAL GROWTH AND    GLOBAL GROWTH
                                                                             HLS FUND          INCOME HLS FUND       HLS FUND
                                                                         SUB-ACCOUNT (23)     SUB-ACCOUNT (24)   SUB-ACCOUNT (25)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           2,624   $         358,900   $          27,338
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................            (42,155)           (149,537)            (39,724)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (42,155)           (149,537)            (39,724)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (39,531)            209,363             (12,386)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           (269,789)         (1,413,313)           (476,509)
   Net realized gain distributions.....................................            279,312           4,638,807           1,374,743
   Change in unrealized appreciation (depreciation) during the period..            111,419          (3,652,683)         (1,061,807)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            120,942            (427,189)           (163,573)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          81,411   $        (217,826)  $        (175,959)
                                                                         ==================  ==================  ==================

                                                                           AMERICAN FUNDS
                                                                            GLOBAL SMALL                           AMERICAN FUNDS
                                                                           CAPITALIZATION     AMERICAN FUNDS        GROWTH-INCOME
                                                                              HLS FUND        GROWTH HLS FUND         HLS FUND
                                                                          SUB-ACCOUNT (26)   SUB-ACCOUNT (27)     SUB-ACCOUNT (28)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          29,279   $         438,515    $        335,047
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................           (120,278)           (716,961)           (390,415)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (120,278)           (716,961)           (390,415)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (90,999)           (278,446)            (55,368)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           (428,211)          4,362,729           3,462,071
   Net realized gain distributions.....................................          1,891,928          19,585,010           9,807,500
   Change in unrealized appreciation (depreciation) during the period..         (1,864,051)        (24,439,029)        (12,748,117)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................           (400,334)           (491,290)            521,454
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $        (491,333)  $        (769,736)   $        466,086
                                                                         ==================  ==================  ==================

                                                                                                                     HARTFORD
                                                                          AMERICAN FUNDS       AMERICAN FUNDS        PORTFOLIO
                                                                           INTERNATIONAL          NEW WORLD         DIVERSIFIER
                                                                             HLS FUND             HLS FUND           HLS FUND
                                                                         SUB-ACCOUNT (29)     SUB-ACCOUNT (30)   SUB-ACCOUNT (31)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         427,878    $         67,752   $         251,051
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................           (447,709)            (90,609)           (294,875)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (447,709)            (90,609)           (294,875)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (19,831)            (22,857)            (43,824)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           (388,727)         (1,923,938)         (7,853,383)
   Net realized gain distributions.....................................          7,762,627           2,176,283                  --
   Change in unrealized appreciation (depreciation) during the period..         (9,870,780)           (679,971)          7,751,202
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................         (2,496,880)           (427,626)           (102,181)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $      (2,516,711)   $       (450,483)  $        (146,005)
                                                                         ==================  ==================  ==================


                                                                            HUNTINGTON VA
                                                                            INCOME EQUITY
                                                                                FUND
                                                                          SUB-ACCOUNT (32)
                                                                         -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $         266,210
                                                                         -------------------

EXPENSES:
   Administrative charges..............................................              (1,477)
   Mortality and expense risk charges..................................             (20,190)
                                                                         -------------------
     Total expenses....................................................             (21,667)
                                                                         -------------------
     Net investment income (loss)......................................             244,543
                                                                         -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             469,368
   Net realized gain distributions.....................................             114,279
   Change in unrealized appreciation (depreciation) during the period..            (596,764)
                                                                         -------------------
     Net gain (loss) on investments....................................             (13,117)
                                                                         -------------------
     Net increase (decrease) in net assets resulting from operations...   $         231,426
                                                                         ===================

(23) Effective October 20, 2014 American Funds Global Bond HLS Fund merged with HIMCO VIT American Funds Global Bond Fund.

(24) Effective October 20, 2014 American Funds Global Growth and Income HLS Fund merged with HIMCO VIT American Funds Global Growth and Income Fund.

(25) Effective October 20, 2014 American Funds Global Growth HLS Fund merged with HIMCO VIT American Funds Global Growth Fund.

(26) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.

(27) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(28) Effective October 20, 2014 American Funds Growth-Income HLS Fund merged with HIMCO VIT American Funds Growth-Income Fund.

(29) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.

(30) Effective October 20, 2014 American Funds New World HLS Fund merged with HIMCO VIT American Funds New World Fund.

(31) Effective October 20, 2014 Hartford Portfolio Diversifier HLS Fund merged with HIMCO VIT Portfolio Diversifier Fund.

(32) Effective June 23, 2014 Huntington VA Income Equity Fund merged with Huntington VA Dividend Capture Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-52

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-53

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                            HUNTINGTON VA                           HUNTINGTON VA
                                                                          DIVIDEND CAPTURE     HUNTINGTON VA      MID CORP AMERICA
                                                                                FUND            GROWTH FUND             FUND
                                                                          SUB-ACCOUNT (32)   SUB-ACCOUNT (33)     SUB-ACCOUNT (34)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $        389,601   $           4,030   $          56,901
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (11,166)             (1,104)             (4,876)
   Mortality and expense risk charges..................................           (115,858)            (11,434)            (45,738)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (127,024)            (12,538)            (50,614)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            262,577              (8,508)              6,287
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            387,631          (1,088,741)         (1,801,870)
   Net realized gain distributions.....................................                 --           1,636,586           3,496,420
   Change in unrealized appreciation (depreciation) during the period..             49,529            (605,061)         (1,596,135)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            437,160             (57,216)             98,415
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $        699,737   $         (65,724)  $         104,702
                                                                         ==================  ==================  ==================


                                                                           HUNTINGTON VA        HUNTINGTON VA       HUNTINGTON VA
                                                                         ROTATING MARKETS       INTERNATIONAL         MORTGAGE
                                                                               FUND              EQUITY FUND       SECURITIES FUND
                                                                         SUB-ACCOUNT (35)        SUB-ACCOUNT      SUB-ACCOUNT (36)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           5,118   $          73,669    $         84,950
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (1,009)                 --                  --
   Mortality and expense risk charges..................................             (8,884)            (53,471)            (12,988)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................             (9,893)            (53,471)            (12,988)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             (4,775)             20,198              71,962
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           (236,979)            288,183             (74,865)
   Net realized gain distributions.....................................            384,022                  --              49,417
   Change in unrealized appreciation (depreciation) during the period..           (161,531)           (610,556)            (30,490)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            (14,488)           (322,373)            (55,938)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         (19,263)  $        (302,175)   $         16,024
                                                                         ==================  ==================  ==================

                                                                                                                    LORD ABBETT
                                                                                                 LORD ABBETT        CALIBRATED
                                                                           HUNTINGTON VA         FUNDAMENTAL         DIVIDEND
                                                                            SITUS FUND           EQUITY FUND        GROWTH FUND
                                                                         SUB-ACCOUNT (34)        SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          24,463    $          7,837   $          84,898
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (4,613)                 --                  --
   Mortality and expense risk charges..................................           (107,275)            (13,497)            (84,341)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (111,888)            (13,497)            (84,341)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (87,425)             (5,660)                557
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            980,548              43,342              84,017
   Net realized gain distributions.....................................            252,176             308,220             664,914
   Change in unrealized appreciation (depreciation) during the period..         (1,563,579)           (234,326)           (283,061)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................           (330,855)            117,236             465,870
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $        (418,280)   $        111,576   $         466,427
                                                                         ==================  ==================  ==================


                                                                             LORD ABBETT
                                                                           BOND DEBENTURE
                                                                                FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $        590,323
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................                 --
   Mortality and expense risk charges..................................           (206,280)
                                                                         ------------------
     Total expenses....................................................           (206,280)
                                                                         ------------------
     Net investment income (loss)......................................            384,043
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            368,620
   Net realized gain distributions.....................................            332,464
   Change in unrealized appreciation (depreciation) during the period..           (709,859)
                                                                         ------------------
     Net gain (loss) on investments....................................             (8,775)
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...   $        375,268
                                                                         ==================

(32) Effective June 23, 2014 Huntington VA Income Equity Fund merged with Huntington VA Dividend Capture Fund.

(33)  Effective May 16, 2014 Huntington VA Growth Fund was liquidated.

(34) Effective June 23, 2014 Huntington VA Mid Corp America Fund merged with Huntington VA Situs Fund.

(35) Effective May 16, 2014 Huntington VA Rotating Markets Fund was liquidated.

(36) Effective May 16, 2014 Huntington VA Mortgage Securities Fund was liquidated.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-54

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-55

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                             LORD ABBETT
                                                                             GROWTH AND         MFS(R) CORE         MFS(R) GROWTH
                                                                             INCOME FUND       EQUITY SERIES           SERIES
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $         21,503   $          44,712    $         31,048
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --              (9,091)            (50,099)
   Mortality and expense risk charges..................................            (62,325)            (97,539)           (488,563)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (62,325)           (106,630)           (538,662)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (40,822)            (61,918)           (507,614)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            259,730             415,171           2,978,082
   Net realized gain distributions.....................................                 --                  --           2,047,612
   Change in unrealized appreciation (depreciation) during the period..            (51,068)            162,709          (2,435,550)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            208,662             577,880           2,590,144
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $        167,840   $         515,962    $      2,082,530
                                                                         ==================  ==================  ==================

                                                                                              MFS(R) INVESTORS
                                                                           MFS(R) GLOBAL        GROWTH STOCK     MFS(R) INVESTORS
                                                                           EQUITY SERIES           SERIES          TRUST SERIES
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          49,536   $          43,959   $         675,934
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (11,326)            (13,333)           (121,700)
   Mortality and expense risk charges..................................           (116,537)           (144,380)         (1,218,090)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (127,863)           (157,713)         (1,339,790)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (78,327)           (113,754)           (663,856)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            797,145             793,285           9,000,194
   Net realized gain distributions.....................................             67,529             472,189           5,528,560
   Change in unrealized appreciation (depreciation) during the period..           (660,019)           (401,501)         (7,664,171)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            204,655             863,973           6,864,583
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         126,328   $         750,219   $       6,200,727
                                                                         ==================  ==================  ==================

                                                                                                  MFS(R)
                                                                           MFS(R) MID CAP      NEW DISCOVERY        MFS(R) TOTAL
                                                                            GROWTH SERIES         SERIES            RETURN SERIES
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $              --   $       4,414,542
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (31,323)            (81,883)           (380,265)
   Mortality and expense risk charges..................................           (343,157)           (835,811)         (3,978,338)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (374,480)           (917,694)         (4,358,603)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (374,480)           (917,694)             55,939
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          1,383,215           3,983,039          11,973,056
   Net realized gain distributions.....................................          2,083,659           9,707,876           6,183,476
   Change in unrealized appreciation (depreciation) during the period..         (1,838,097)        (17,952,519)         (2,605,408)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          1,628,777          (4,261,604)         15,551,124
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       1,254,297   $      (5,179,298)  $      15,607,063
                                                                         ==================  ==================  ==================



                                                                         MFS(R) VALUE SERIES
                                                                             SUB-ACCOUNT
                                                                         -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $       1,226,014
                                                                         -------------------

EXPENSES:
   Administrative charges..............................................             (87,223)
   Mortality and expense risk charges..................................          (1,356,213)
                                                                         -------------------
     Total expenses....................................................          (1,443,436)
                                                                         -------------------
     Net investment income (loss)......................................            (217,422)
                                                                         -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           7,867,942
   Net realized gain distributions.....................................           2,588,046
   Change in unrealized appreciation (depreciation) during the period..          (3,313,606)
                                                                         -------------------
     Net gain (loss) on investments....................................           7,142,382
                                                                         -------------------
     Net increase (decrease) in net assets resulting from operations...   $       6,924,960
                                                                         ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-56

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-57

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                               MFS(R) RESEARCH
                                                                           MFS(R) RESEARCH      INTERNATIONAL      MFS(R) RESEARCH
                                                                             BOND SERIES           SERIES              SERIES
                                                                             SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       3,167,436   $         256,580   $          41,061
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................           (164,468)            (27,640)             (9,014)
   Mortality and expense risk charges..................................         (1,661,099)           (260,748)            (86,582)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (1,825,567)           (288,388)            (95,596)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................          1,341,869             (31,808)            (54,535)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          2,181,785              74,208             476,093
   Net realized gain distributions.....................................                 --                  --             372,595
   Change in unrealized appreciation (depreciation) during the period..          1,286,135          (1,405,369)           (393,817)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          3,467,920          (1,331,161)            454,871
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       4,809,789   $      (1,362,969)  $         400,336
                                                                         ==================  ==================  ==================

                                                                                             BLACKROCK GLOBAL     BLACKROCK GLOBAL
                                                                         MFS(R) HIGH YIELD    ALLOCATION V.I.    OPPORTUNITIES V.I.
                                                                             PORTFOLIO             FUND                 FUND
                                                                            SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       2,596,535   $           6,453    $             416
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  (14)
   Mortality and expense risk charges..................................           (896,137)             (1,947)                (799)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................           (896,137)             (1,947)                (813)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................          1,700,398               4,506                 (397)
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            484,569                 507                  262
   Net realized gain distributions.....................................                 --              24,553                1,576
   Change in unrealized appreciation (depreciation) during the period..         (1,488,611)            (27,207)              (3,708)
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................         (1,004,042)             (2,147)              (1,870)
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         696,356   $           2,359    $          (2,267)
                                                                         ==================  ==================  ===================

                                                                           BLACKROCK LARGE
                                                                           CAP GROWTH V.I.     BLACKROCK EQUITY
                                                                                FUND          DIVIDEND V.I. FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           2,443    $          11,342
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                (654)                  --
   Mortality and expense risk charges..................................              (8,583)              (5,678)
                                                                         -------------------  -------------------
     Total expenses....................................................              (9,237)              (5,678)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................              (6,794)               5,664
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              21,145               68,918
   Net realized gain distributions.....................................              59,657               43,290
   Change in unrealized appreciation (depreciation) during the period..             (24,819)             (65,716)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................              55,983               46,492
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $          49,189    $          52,156
                                                                         ===================  ===================

                                                                            UIF CORE PLUS
                                                                            FIXED INCOME          UIF GROWTH
                                                                              PORTFOLIO            PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              905   $              --
                                                                         -------------------  ------------------

EXPENSES:
   Administrative charges..............................................                  --                  --
   Mortality and expense risk charges..................................                (599)             (5,126)
                                                                         -------------------  ------------------
     Total expenses....................................................                (599)             (5,126)
                                                                         -------------------  ------------------
     Net investment income (loss)......................................                 306              (5,126)
                                                                         -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                  56               5,742
   Net realized gain distributions.....................................                  --              19,476
   Change in unrealized appreciation (depreciation) during the period..               1,528              (8,752)
                                                                         -------------------  ------------------
     Net gain (loss) on investments....................................               1,584              16,466
                                                                         -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $            1,890   $          11,340
                                                                         ===================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-58

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-59

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                                                 INVESCO V.I.
                                                                             UIF MID CAP        AMERICAN VALUE
                                                                          GROWTH PORTFOLIO           FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --    $           1,760
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................             (35,851)             (13,977)
                                                                         -------------------  -------------------
     Total expenses....................................................             (35,851)             (13,977)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             (35,851)             (12,217)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             218,578              116,852
   Net realized gain distributions.....................................             317,982               73,969
   Change in unrealized appreciation (depreciation) during the period..            (536,687)            (119,033)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................                (127)              71,788
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $         (35,978)   $          59,571
                                                                         ===================  ===================



                                                                         MORGAN STANLEY --    BLACKROCK CAPITAL
                                                                          MID CAP GROWTH      APPRECIATION V.I.
                                                                             PORTFOLIO              FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $              --
                                                                         ------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (390)                 --
   Mortality and expense risk charges..................................             (2,656)             (5,166)
                                                                         ------------------  ------------------
     Total expenses....................................................             (3,046)             (5,166)
                                                                         ------------------  ------------------
     Net investment income (loss)......................................             (3,046)             (5,166)
                                                                         ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              8,382              43,315
   Net realized gain distributions.....................................             15,199              96,506
   Change in unrealized appreciation (depreciation) during the period..            (29,783)            (90,107)
                                                                         ------------------  ------------------
     Net gain (loss) on investments....................................             (6,202)             49,714
                                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          (9,248)  $          44,548
                                                                         ==================  ==================

                                                                           COLUMBIA VARIABLE
                                                                         PORTFOLIO -- MARSICO    COLUMBIA VARIABLE
                                                                             INTERNATIONAL     PORTFOLIO -- MARSICO
                                                                             OPPORTUNITIES       FOCUSED EQUITIES
                                                                                 FUND                  FUND
                                                                              SUB-ACCOUNT           SUB-ACCOUNT
                                                                         --------------------  --------------------
INVESTMENT INCOME:
   Dividends...........................................................   $            2,070    $           37,938
                                                                         --------------------  --------------------

EXPENSES:
   Administrative charges..............................................              (11,984)              (12,234)
   Mortality and expense risk charges..................................             (156,224)             (152,880)
                                                                         --------------------  --------------------
     Total expenses....................................................             (168,208)             (165,114)
                                                                         --------------------  --------------------
     Net investment income (loss)......................................             (166,138)             (127,176)
                                                                         --------------------  --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              571,069               562,502
   Net realized gain distributions.....................................                   --             1,220,517
   Change in unrealized appreciation (depreciation) during the period..           (1,010,440)             (925,412)
                                                                         --------------------  --------------------
     Net gain (loss) on investments....................................             (439,371)              857,607
                                                                         --------------------  --------------------
     Net increase (decrease) in net assets resulting from operations...   $         (605,509)   $          730,431
                                                                         ====================  ====================



                                                                          COLUMBIA VARIABLE     COLUMBIA VARIABLE
                                                                         PORTFOLIO -- ASSET   PORTFOLIO -- MARSICO
                                                                           ALLOCATION FUND         GROWTH FUND
                                                                             SUB-ACCOUNT           SUB-ACCOUNT
                                                                         -------------------  --------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          87,918     $          13,799
                                                                         -------------------  --------------------

EXPENSES:
   Administrative charges..............................................                  --               (10,517)
   Mortality and expense risk charges..................................             (68,770)             (128,616)
                                                                         -------------------  --------------------
     Total expenses....................................................             (68,770)             (139,133)
                                                                         -------------------  --------------------
     Net investment income (loss)......................................              19,148              (125,334)
                                                                         -------------------  --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             (16,238)              758,764
   Net realized gain distributions.....................................              78,306               961,724
   Change in unrealized appreciation (depreciation) during the period..             170,306            (1,158,828)
                                                                         -------------------  --------------------
     Net gain (loss) on investments....................................             232,374               561,660
                                                                         -------------------  --------------------
     Net increase (decrease) in net assets resulting from operations...   $         251,522     $         436,326
                                                                         ===================  ====================


                                                                                                COLUMBIA VARIABLE
                                                                           COLUMBIA VARIABLE      PORTFOLIO --
                                                                         PORTFOLIO -- MARSICO       DIVIDEND
                                                                           21ST CENTURY FUND    OPPORTUNITY FUND
                                                                              SUB-ACCOUNT          SUB-ACCOUNT
                                                                         --------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................    $              --   $              --
                                                                         --------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (3,200)                 --
   Mortality and expense risk charges..................................              (37,609)           (206,909)
                                                                         --------------------  ------------------
     Total expenses....................................................              (40,809)           (206,909)
                                                                         --------------------  ------------------
     Net investment income (loss)......................................              (40,809)           (206,909)
                                                                         --------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              254,707             482,229
   Net realized gain distributions.....................................               83,857                  --
   Change in unrealized appreciation (depreciation) during the period..             (166,751)            456,496
                                                                         --------------------  ------------------
     Net gain (loss) on investments....................................              171,813             938,725
                                                                         --------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...    $         131,004   $         731,816
                                                                         ====================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-60

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-61

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                          COLUMBIA VARIABLE    COLUMBIA VARIABLE     OPPENHEIMER
                                                                         PORTFOLIO -- INCOME     PORTFOLIO --          CAPITAL
                                                                            OPPORTUNITIES       MID CAP GROWTH      APPRECIATION
                                                                                FUND           OPPORTUNITY FUND        FUND/VA
                                                                             SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --     $             --   $           1,268
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (4,085)              (2,859)                 --
   Mortality and expense risk charges..................................           (169,133)            (195,425)            (11,276)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................           (173,218)            (198,284)            (11,276)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................           (173,218)            (198,284)            (10,008)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            (98,972)             358,628              25,854
   Net realized gain distributions.....................................                 --                   --              16,976
   Change in unrealized appreciation (depreciation) during the period..            453,006              293,324              65,154
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            354,034              651,952             107,984
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         180,816     $        453,668   $          97,976
                                                                         ===================  ==================  ==================


                                                                                                OPPENHEIMER        OPPENHEIMER
                                                                             OPPENHEIMER        MAIN STREET     MAIN STREET SMALL
                                                                           GLOBAL FUND/VA       FUND(R)/VA         CAP FUND/VA
                                                                             SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  -----------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          60,656   $          6,125   $          37,366
                                                                         ------------------  -----------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                 --                  --
   Mortality and expense risk charges..................................           (112,774)           (15,451)            (94,009)
                                                                         ------------------  -----------------  ------------------
     Total expenses....................................................           (112,774)           (15,451)            (94,009)
                                                                         ------------------  -----------------  ------------------
     Net investment income (loss)......................................            (52,118)            (9,326)            (56,643)
                                                                         ------------------  -----------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            398,338            268,056             695,478
   Net realized gain distributions.....................................            319,142             21,534             829,334
   Change in unrealized appreciation (depreciation) during the period..           (634,978)          (205,275)           (893,024)
                                                                         ------------------  -----------------  ------------------
     Net gain (loss) on investments....................................             82,502             84,315             631,788
                                                                         ------------------  -----------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          30,384   $         74,989   $         575,145
                                                                         ==================  =================  ==================


                                                                             OPPENHEIMER          PUTNAM VT            PUTNAM VT
                                                                            EQUITY INCOME    DIVERSIFIED INCOME      GLOBAL ASSET
                                                                               FUND/VA              FUND            ALLOCATION FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          3,713    $       1,517,729   $          21,963
                                                                         ------------------  -------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                   --                  --
   Mortality and expense risk charges..................................             (4,883)            (292,996)            (13,040)
                                                                         ------------------  -------------------  ------------------
     Total expenses....................................................             (4,883)            (292,996)            (13,040)
                                                                         ------------------  -------------------  ------------------
     Net investment income (loss)......................................             (1,170)           1,224,733               8,923
                                                                         ------------------  -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             14,599              212,923             112,475
   Net realized gain distributions.....................................             10,342                   --              37,567
   Change in unrealized appreciation (depreciation) during the period..             (1,500)          (1,607,025)           (114,282)
                                                                         ------------------  -------------------  ------------------
     Net gain (loss) on investments....................................             23,441           (1,394,102)             35,760
                                                                         ------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $         22,271    $        (169,369)  $          44,683
                                                                         ==================  ===================  ==================


                                                                              PUTNAM VT
                                                                            INTERNATIONAL
                                                                             VALUE FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          3,077
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................                 --
   Mortality and expense risk charges..................................             (3,585)
                                                                         ------------------
     Total expenses....................................................             (3,585)
                                                                         ------------------
     Net investment income (loss)......................................               (508)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              4,361
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..            (28,302)
                                                                         ------------------
     Net gain (loss) on investments....................................            (23,941)
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...   $        (24,449)
                                                                         ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-62

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-63

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                              PUTNAM VT            PUTNAM VT
                                                                            INTERNATIONAL       SMALL CAP VALUE
                                                                             EQUITY FUND             FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $            4,931   $            5,816
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................              (8,842)             (19,655)
                                                                         -------------------  -------------------
     Total expenses....................................................              (8,842)             (19,655)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................              (3,911)             (13,839)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              24,894              425,008
   Net realized gain distributions.....................................                  --              287,883
   Change in unrealized appreciation (depreciation) during the period..             (61,473)            (713,399)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             (36,579)                (508)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          (40,490)  $          (14,347)
                                                                         ===================  ===================

                                                                                                   JPMORGAN            JPMORGAN
                                                                                                INSURANCE TRUST     INSURANCE TRUST
                                                                              PUTNAM VT            CORE BOND          U.S. EQUITY
                                                                            VOYAGER FUND        PORTFOLIO -- 1      PORTFOLIO -- 1
                                                                             SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           18,879   $       2,399,877   $          60,840
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                  --                  --                  --
   Mortality and expense risk charges..................................             (17,161)           (945,268)           (103,522)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................             (17,161)           (945,268)           (103,522)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................               1,718           1,454,609             (42,682)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             200,991             157,301             842,025
   Net realized gain distributions.....................................              48,441                  --                  --
   Change in unrealized appreciation (depreciation) during the period..             (21,156)            408,044             (59,652)
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................             228,276             565,345             782,373
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          229,994   $       2,019,954   $         739,691
                                                                         ===================  ==================  ==================

                                                                              JPMORGAN           JPMORGAN            JPMORGAN
                                                                           INSURANCE TRUST    INSURANCE TRUST     INSURANCE TRUST
                                                                          INTREPID MID CAP     EQUITY INDEX       INTREPID GROWTH
                                                                           PORTFOLIO -- 1     PORTFOLIO -- 1      PORTFOLIO -- 1
                                                                             SUB-ACCOUNT     SUB-ACCOUNT (37)    SUB-ACCOUNT (38)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          55,630   $         456,111   $          28,000
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................           (139,077)           (376,497)            (51,403)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (139,077)           (376,497)            (51,403)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (83,447)             79,614             (23,403)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            575,346           7,964,304           1,682,384
   Net realized gain distributions.....................................          1,164,743           2,037,475                  --
   Change in unrealized appreciation (depreciation) during the period..           (549,551)         (7,699,295)         (1,225,556)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          1,190,538           2,302,484             456,828
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       1,107,091   $       2,382,098   $         433,425
                                                                         ==================  ==================  ==================

                                                                             JPMORGAN            JPMORGAN
                                                                          INSURANCE TRUST     INSURANCE TRUST
                                                                          MID CAP GROWTH       MID CAP VALUE
                                                                          PORTFOLIO -- 1      PORTFOLIO -- 1
                                                                         SUB-ACCOUNT (39)       SUB-ACCOUNT
                                                                         ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $          43,881
                                                                         ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --
   Mortality and expense risk charges..................................           (118,662)            (89,235)
                                                                         ------------------  ------------------
     Total expenses....................................................           (118,662)            (89,235)
                                                                         ------------------  ------------------
     Net investment income (loss)......................................           (118,662)            (45,354)
                                                                         ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            484,928            (226,716)
   Net realized gain distributions.....................................          2,355,205             299,406
   Change in unrealized appreciation (depreciation) during the period..         (2,106,137)            634,761
                                                                         ------------------  ------------------
     Net gain (loss) on investments....................................            733,996             707,451
                                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         615,334   $         662,097
                                                                         ==================  ==================

(37) Effective December 12, 2014 JPMorgan Insurance Trust Equity Index Portfolio -- 1 was liquidated.

(38) Effective December 12, 2014 JPMorgan Insurance Trust Intrepid Growth Portfolio -- 1 was liquidated.

(39) Effective December 12, 2014 JPMorgan Insurance Trust Mid Cap Growth Portfolio -- 1 was liquidated.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-64

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-65

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                              PUTNAM VT
                                                                            EQUITY INCOME       PIMCO ALL ASSET
                                                                                FUND               PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $            1,125    $           8,742
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................                (900)              (1,208)
                                                                         -------------------  -------------------
     Total expenses....................................................                (900)              (1,208)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................                 225                7,534
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 237                  102
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..              12,661               (7,920)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................              12,898               (7,818)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           13,123    $            (284)
                                                                         ===================  ===================

                                                                                                    PIMCO
                                                                                             GLOBAL MULTI-ASSET
                                                                              PIMCO EQS            MANAGED
                                                                             PATHFINDER          ALLOCATION
                                                                              PORTFOLIO           PORTFOLIO
                                                                             SUB-ACCOUNT      SUB-ACCOUNT (40)
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $              360
                                                                         ------------------  -------------------

EXPENSES:
   Administrative charges..............................................                 --                   --
   Mortality and expense risk charges..................................             (4,377)                (208)
                                                                         ------------------  -------------------
     Total expenses....................................................             (4,377)                (208)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................             (4,377)                 152
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             53,639                  (44)
   Net realized gain distributions.....................................              8,147                   --
   Change in unrealized appreciation (depreciation) during the period..            (54,778)                 367
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................              7,008                  323
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           2,631   $              475
                                                                         ==================  ===================




                                                                           JENNISON 20/20
                                                                           FOCUS PORTFOLIO    JENNISON PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --   $              --
                                                                         -------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (175)               (241)
   Mortality and expense risk charges..................................              (1,746)             (2,541)
                                                                         -------------------  ------------------
     Total expenses....................................................              (1,921)             (2,782)
                                                                         -------------------  ------------------
     Net investment income (loss)......................................              (1,921)             (2,782)
                                                                         -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              31,244               9,359
   Net realized gain distributions.....................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period..             (21,704)              5,165
                                                                         -------------------  ------------------
     Net gain (loss) on investments....................................               9,540              14,524
                                                                         -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $           7,619   $          11,742
                                                                         ===================  ==================



                                                                                               PRUDENTIAL SERIES
                                                                          PRUDENTIAL VALUE       INTERNATIONAL
                                                                              PORTFOLIO        GROWTH PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $               --    $              --
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................              (1,123)                (233)
                                                                         -------------------  -------------------
     Total expenses....................................................              (1,123)                (233)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................              (1,123)                (233)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................               4,688               (1,040)
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..               1,736                  132
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................               6,424                 (908)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $            5,301    $          (1,141)
                                                                         ===================  ===================


                                                                             CLEARBRIDGE
                                                                              VARIABLE           CLEARBRIDGE
                                                                            EQUITY INCOME     VARIABLE ALL CAP
                                                                              PORTFOLIO        VALUE PORTFOLIO
                                                                             SUB-ACCOUNT      SUB-ACCOUNT (41)
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           1,529   $          127,114
                                                                         ------------------  -------------------

EXPENSES:
   Administrative charges..............................................                 --                   --
   Mortality and expense risk charges..................................               (772)              (8,214)
                                                                         ------------------  -------------------
     Total expenses....................................................               (772)              (8,214)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................                757              118,900
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                592             (432,960)
   Net realized gain distributions.....................................                 --              388,530
   Change in unrealized appreciation (depreciation) during the period..              4,446              (27,687)
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................              5,038              (72,117)
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           5,795   $           46,783
                                                                         ==================  ===================

(40)  Formerly PIMCO Global Multi-Asset Portfolio. Change effective April 30,
      2014.

(41) Effective December 5, 2014 Clearbridge Variable All Cap Value Portfolio merged with Clearbridge Variable Large Cap Value Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-66

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-67

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                            WESTERN ASSET        CLEARBRIDGE
                                                                           VARIABLE GLOBAL        VARIABLE          INVESCO V.I.
                                                                           HIGH YIELD BOND     LARGE CAP VALUE       GROWTH AND
                                                                              PORTFOLIO           PORTFOLIO          INCOME FUND
                                                                             SUB-ACCOUNT      SUB-ACCOUNT (41)       SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           3,560   $          14,569   $          23,714
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (83)               (396)               (457)
   Mortality and expense risk charges..................................               (709)             (3,327)            (25,113)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................               (792)             (3,723)            (25,570)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................              2,768              10,846              (1,856)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                880              13,879             147,731
   Net realized gain distributions.....................................                 --              51,180             185,291
   Change in unrealized appreciation (depreciation) during the period..             (4,339)            (59,118)           (192,988)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................             (3,459)              5,941             140,034
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $            (691)  $          16,787   $         138,178
                                                                         ==================  ==================  ==================

                                                                                                INVESCO V.I.
                                                                                                  AMERICAN          INVESCO V.I.
                                                                            INVESCO V.I.          FRANCHISE            MID CAP
                                                                            COMSTOCK FUND           FUND             GROWTH FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           3,701   $           8,296   $               --
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................               (671)                 --                   --
   Mortality and expense risk charges..................................             (6,895)           (408,763)             (77,290)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................             (7,566)           (408,763)             (77,290)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................             (3,865)           (400,467)             (77,290)
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             34,742           1,943,401              433,706
   Net realized gain distributions.....................................                 --                  --                   --
   Change in unrealized appreciation (depreciation) during the period..             (3,278)           (280,577)            (184,814)
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................             31,464           1,662,824              248,892
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          27,599   $       1,262,357   $          171,602
                                                                         ==================  ==================  ===================

                                                                             WELLS FARGO          WELLS FARGO
                                                                            ADVANTAGE VT         ADVANTAGE VT
                                                                             INDEX ASSET       TOTAL RETURN BOND
                                                                           ALLOCATION FUND           FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              361   $              238
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................                (436)                (236)
                                                                         -------------------  -------------------
     Total expenses....................................................                (436)                (236)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................                 (75)                   2
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 240                    1
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..               3,341                  706
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................               3,581                  707
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $            3,506   $              709
                                                                         ===================  ===================

                                                                             WELLS FARGO          WELLS FARGO
                                                                            ADVANTAGE VT         ADVANTAGE VT
                                                                           INTRINSIC VALUE       INTERNATIONAL
                                                                                FUND              EQUITY FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              282    $          42,987
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................                (518)             (24,276)
                                                                         -------------------  -------------------
     Total expenses....................................................                (518)             (24,276)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................                (236)              18,711
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................               6,140                5,965
   Net realized gain distributions.....................................                  --               33,653
   Change in unrealized appreciation (depreciation) during the period..              (3,323)            (158,695)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................               2,817             (119,077)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $            2,581    $        (100,366)
                                                                         ===================  ===================

(41) Effective December 5, 2014 Clearbridge Variable All Cap Value Portfolio merged with Clearbridge Variable Large Cap Value Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-68

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-69

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                             WELLS FARGO                             WELLS FARGO
                                                                            ADVANTAGE VT        WELLS FARGO         ADVANTAGE VT
                                                                          SMALL CAP GROWTH     ADVANTAGE VT        SMALL CAP VALUE
                                                                                FUND          DISCOVERY FUND            FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $             --   $              --    $         68,335
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................            (27,539)                (95)           (194,750)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (27,539)                (95)           (194,750)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (27,539)                (95)           (126,415)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            182,356                  59             861,796
   Net realized gain distributions.....................................            149,069                 906                  --
   Change in unrealized appreciation (depreciation) during the period..           (377,339)               (944)           (335,699)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            (45,914)                 21             526,097
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $        (73,453)  $             (74)   $        399,682
                                                                         ==================  ==================  ==================


                                                                                                                     HIMCO VIT
                                                                            WELLS FARGO           HIMCO VIT          PORTFOLIO
                                                                           ADVANTAGE VT          INDEX FUND      DIVERSIFIER FUND
                                                                         OPPORTUNITY FUND        SUB-ACCOUNT        SUB-ACCOUNT
                                                                            SUB-ACCOUNT           (19)(42)           (31)(42)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          27,568   $              --   $          74,118
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --              (3,175)                 --
   Mortality and expense risk charges..................................           (149,482)            (13,757)            (74,512)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (149,482)            (16,932)            (74,512)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (121,914)            (16,932)               (394)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            666,794              31,397             (21,788)
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..            285,034             659,972          (1,121,967)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            951,828             691,369          (1,143,755)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         829,914   $         674,437   $      (1,144,149)
                                                                         ==================  ==================  ==================

                                                                              HIMCO VIT           HIMCO VIT
                                                                           AMERICAN FUNDS      AMERICAN FUNDS        HIMCO VIT
                                                                          ASSET ALLOCATION    BLUE CHIP INCOME    AMERICAN FUNDS
                                                                                FUND           AND GROWTH FUND       BOND FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                                              (20)(42)            (21)(42)           (22)(42)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --    $             --   $              --
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (2,858)             (2,086)             (8,605)
   Mortality and expense risk charges..................................            (47,503)            (24,961)            (81,909)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (50,361)            (27,047)            (90,514)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (50,361)            (27,047)            (90,514)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              7,458              15,499              (1,630)
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..            688,151             570,594              30,807
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            695,609             586,093              29,177
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         645,248    $        559,046   $         (61,337)
                                                                         ==================  ==================  ==================


                                                                              HIMCO VIT
                                                                           AMERICAN FUNDS
                                                                          GLOBAL BOND FUND
                                                                             SUB-ACCOUNT
                                                                              (23)(42)
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $             --
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................               (823)
   Mortality and expense risk charges..................................             (9,651)
                                                                         ------------------
     Total expenses....................................................            (10,474)
                                                                         ------------------
     Net investment income (loss)......................................            (10,474)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             (2,683)
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..            (82,730)
                                                                         ------------------
     Net gain (loss) on investments....................................            (85,413)
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...   $        (95,887)
                                                                         ==================

(19) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(20) Effective October 20, 2014 American Funds Asset Allocation HLS Fund merged with HIMCO VIT American Funds Asset Allocation Fund.

(21) Effective October 20, 2014 American Funds Blue Chip Income and Growth HLS Fund merged with HIMCO VIT American Funds Blue Chip Income and Growth Fund.

(22) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.

(23) Effective October 20, 2014 American Funds Global Bond HLS Fund merged with HIMCO VIT American Funds Global Bond Fund.

(31) Effective October 20, 2014 Hartford Portfolio Diversifier HLS Fund merged with HIMCO VIT Portfolio Diversifier Fund.

(42)  Funded as of October 17, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-70

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-71

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                                       HIMCO VIT
                                                                             HIMCO VIT            HIMCO VIT         AMERICAN FUNDS
                                                                          AMERICAN FUNDS       AMERICAN FUNDS        GLOBAL SMALL
                                                                           GLOBAL GROWTH        GLOBAL GROWTH       CAPITALIZATION
                                                                          AND INCOME FUND           FUND                 FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                                                             (24)(42)             (25)(42)             (26)(42)
                                                                         ------------------  -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --    $              --   $              --
                                                                         ------------------  -------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (2,423)                (709)             (2,030)
   Mortality and expense risk charges..................................            (34,300)              (8,716)            (26,942)
                                                                         ------------------  -------------------  ------------------
     Total expenses....................................................            (36,723)              (9,425)            (28,972)
                                                                         ------------------  -------------------  ------------------
     Net investment income (loss)......................................            (36,723)              (9,425)            (28,972)
                                                                         ------------------  -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             18,617                6,941               7,566
   Net realized gain distributions.....................................                 --                   --                  --
   Change in unrealized appreciation (depreciation) during the period..            666,042              182,618             541,648
                                                                         ------------------  -------------------  ------------------
     Net gain (loss) on investments....................................            684,659              189,559             549,214
                                                                         ------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         647,936    $         180,134   $         520,242
                                                                         ==================  ===================  ==================


                                                                                                  HIMCO VIT
                                                                             HIMCO VIT         AMERICAN FUNDS         HIMCO VIT
                                                                          AMERICAN FUNDS        GROWTH-INCOME      AMERICAN FUNDS
                                                                            GROWTH FUND             FUND         INTERNATIONAL FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                                             (27)(42)             (28)(42)            (29)(42)
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $              --    $              --
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................            (15,533)             (8,342)             (10,761)
   Mortality and expense risk charges..................................           (166,247)            (87,999)            (101,728)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................           (181,780)            (96,341)            (112,489)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................           (181,780)            (96,341)            (112,489)
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             83,845              63,082               28,397
   Net realized gain distributions.....................................                 --                  --                   --
   Change in unrealized appreciation (depreciation) during the period..          4,635,217           2,188,798            1,043,223
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................          4,719,062           2,251,880            1,071,620
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $       4,537,282   $       2,155,539    $         959,131
                                                                         ==================  ==================  ===================



                                                                              HIMCO VIT
                                                                           AMERICAN FUNDS
                                                                           NEW WORLD FUND
                                                                             SUB-ACCOUNT
                                                                              (30)(42)
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $             --
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................             (1,147)
   Mortality and expense risk charges..................................            (19,633)
                                                                         ------------------
     Total expenses....................................................            (20,780)
                                                                         ------------------
     Net investment income (loss)......................................            (20,780)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              3,775
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..           (138,679)
                                                                         ------------------
     Net gain (loss) on investments....................................           (134,904)
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...   $       (155,684)
                                                                         ==================

(24) Effective October 20, 2014 American Funds Global Growth and Income HLS Fund merged with HIMCO VIT American Funds Global Growth and Income Fund.

(25) Effective October 20, 2014 American Funds Global Growth HLS Fund merged with HIMCO VIT American Funds Global Growth Fund.

(26) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.

(27) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(28) Effective October 20, 2014 American Funds Growth-Income HLS Fund merged with HIMCO VIT American Funds Growth-Income Fund.

(29) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.

(30) Effective October 20, 2014 American Funds New World HLS Fund merged with HIMCO VIT American Funds New World Fund.

(42)  Funded as of October 17, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-72

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-73

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                              AMERICAN CENTURY     AMERICAN CENTURY
                                                                                VP VALUE FUND       VP GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          17,825   $             (364)
   Net realized gain (loss) on security transactions.......................             158,486                2,717
   Net realized gain distributions.........................................                  --                9,674
   Change in unrealized appreciation (depreciation) during the period......             113,866               (3,525)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             290,177                8,502
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              16,009                   --
   Net transfers...........................................................            (103,240)              (7,648)
   Surrenders for benefit payments and fees................................            (198,564)              (2,374)
   Other transactions......................................................                   4                   --
   Death benefits..........................................................             (28,510)                  --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (314,301)             (10,022)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             (24,124)              (1,520)

NET ASSETS:
   Beginning of period.....................................................           2,445,633               84,260
                                                                             -------------------  -------------------
   End of period...........................................................   $       2,421,509   $           82,740
                                                                             ===================  ===================

                                                                              ALLIANCEBERNSTEIN
                                                                                VPS BALANCED       ALLIANCEBERNSTEIN
                                                                               WEALTH STRATEGY     VPS INTERNATIONAL
                                                                                  PORTFOLIO         VALUE PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          53,707   $          128,561
   Net realized gain (loss) on security transactions.......................             218,128              129,319
   Net realized gain distributions.........................................             872,447                   --
   Change in unrealized appreciation (depreciation) during the period......            (821,261)            (811,776)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             323,021             (553,896)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              36,030               63,807
   Net transfers...........................................................             237,787              333,607
   Surrenders for benefit payments and fees................................            (773,506)            (845,277)
   Other transactions......................................................                  (1)                  (8)
   Death benefits..........................................................            (173,337)             (76,516)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (673,027)            (524,387)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (350,006)          (1,078,283)

NET ASSETS:
   Beginning of period.....................................................           5,959,909            7,711,067
                                                                             -------------------  -------------------
   End of period...........................................................   $       5,609,903   $        6,632,784
                                                                             ===================  ===================


                                                                              ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN
                                                                              VPS SMALL/MID-CAP        VPS VALUE
                                                                               VALUE PORTFOLIO         PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (23,262)  $             (771)
   Net realized gain (loss) on security transactions.......................             275,409               30,684
   Net realized gain distributions.........................................             225,485                   --
   Change in unrealized appreciation (depreciation) during the period......            (351,712)              (6,579)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             125,920               23,334
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              22,929                3,827
   Net transfers...........................................................            (677,422)              85,977
   Surrenders for benefit payments and fees................................            (285,563)             (52,467)
   Other transactions......................................................                  --                   --
   Death benefits..........................................................             (13,279)             (13,913)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (953,335)              23,424
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (827,415)              46,758

NET ASSETS:
   Beginning of period.....................................................           2,785,675              366,054
                                                                             -------------------  -------------------
   End of period...........................................................   $       1,958,260   $          412,812
                                                                             ===================  ===================


                                                                              ALLIANCEBERNSTEIN   INVESCO V.I. VALUE
                                                                              VPS INTERNATIONAL      OPPORTUNITIES
                                                                              GROWTH PORTFOLIO           FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (18,621)  $         (131,761)
   Net realized gain (loss) on security transactions.......................              68,551              313,313
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             (65,687)             893,248
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             (15,757)           1,074,800
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 400              117,335
   Net transfers...........................................................             (73,204)          (1,272,933)
   Surrenders for benefit payments and fees................................            (387,886)          (5,130,284)
   Other transactions......................................................                  (1)                (334)
   Death benefits..........................................................              (7,231)            (596,593)
   Net annuity transactions................................................                  --              102,407
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (467,922)          (6,780,402)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (483,679)          (5,705,602)

NET ASSETS:
   Beginning of period.....................................................           1,288,825           27,217,711
                                                                             -------------------  -------------------
   End of period...........................................................   $         805,146   $       21,512,109
                                                                             ===================  ===================


                                                                                                     INVESCO V.I.
                                                                                INVESCO V.I.          GOVERNMENT
                                                                              CORE EQUITY FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (508,923)  $        1,888,458
   Net realized gain (loss) on security transactions.......................           5,390,983           (1,455,899)
   Net realized gain distributions.........................................             230,427                   --
   Change in unrealized appreciation (depreciation) during the period......          (2,020,463)           3,144,553
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           3,092,024            3,577,112
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             148,196              642,876
   Net transfers...........................................................            (957,649)           3,692,468
   Surrenders for benefit payments and fees................................         (10,658,058)         (32,583,760)
   Other transactions......................................................              27,300                4,184
   Death benefits..........................................................          (1,099,344)          (3,233,105)
   Net annuity transactions................................................             274,278              330,080
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (12,265,277)         (31,147,257)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (9,173,253)         (27,570,145)

NET ASSETS:
   Beginning of period.....................................................          54,978,053          166,630,318
                                                                             -------------------  -------------------
   End of period...........................................................  $       45,804,800   $      139,060,173
                                                                             ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-74

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-75

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                                     INVESCO V.I.
                                                                                INVESCO V.I.         INTERNATIONAL
                                                                               HIGH YIELD FUND        GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           23,397   $          (96,749)
   Net realized gain (loss) on security transactions.......................              16,688            3,886,699
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             (39,765)          (4,302,475)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........                 320             (512,525)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --              340,471
   Net transfers...........................................................             (16,926)             146,912
   Surrenders for benefit payments and fees................................            (256,713)         (10,410,992)
   Other transactions......................................................                  --               31,516
   Death benefits..........................................................                  --             (693,842)
   Net annuity transactions................................................                (532)              38,044
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (274,171)         (10,547,891)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (273,851)         (11,060,416)

NET ASSETS:
   Beginning of period.....................................................           1,200,328           62,425,737
                                                                             -------------------  -------------------
   End of period...........................................................  $          926,477   $       51,365,321
                                                                             ===================  ===================


                                                                               INVESCO V.I.         INVESCO V.I.
                                                                               MID CAP CORE           SMALL CAP
                                                                                EQUITY FUND          EQUITY FUND
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $        (909,305)  $         (613,527)
   Net realized gain (loss) on security transactions.......................          2,656,880            3,938,363
   Net realized gain distributions.........................................          5,267,113            2,955,508
   Change in unrealized appreciation (depreciation) during the period......         (5,682,639)          (6,239,650)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          1,332,049               40,694
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................            157,496              247,755
   Net transfers...........................................................           (151,639)             (54,239)
   Surrenders for benefit payments and fees................................        (10,179,523)          (6,617,162)
   Other transactions......................................................             14,375               14,851
   Death benefits..........................................................           (815,299)            (367,562)
   Net annuity transactions................................................             98,055               41,877
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (10,876,535)          (6,734,480)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................         (9,544,486)          (6,693,786)

NET ASSETS:
   Beginning of period.....................................................         53,794,965           39,908,287
                                                                             ------------------  -------------------
   End of period...........................................................  $      44,250,479   $       33,214,501
                                                                             ==================  ===================


                                                                                INVESCO V.I.         INVESCO V.I.
                                                                                BALANCED RISK         DIVERSIFIED
                                                                               ALLOCATION FUND       DIVIDEND FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (55,005)   $             (14)
   Net realized gain (loss) on security transactions.......................              46,399                  156
   Net realized gain distributions.........................................             187,493                   --
   Change in unrealized appreciation (depreciation) during the period......             (32,048)                 598
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             146,839                  740
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              25,063                   --
   Net transfers...........................................................            (995,439)                  --
   Surrenders for benefit payments and fees................................            (497,286)                (466)
   Other transactions......................................................                  (1)                   1
   Death benefits..........................................................             (51,179)                  --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,518,842)                (465)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (1,372,003)                 275

NET ASSETS:
   Beginning of period.....................................................           4,386,691                7,517
                                                                             -------------------  -------------------
   End of period...........................................................  $        3,014,688    $           7,792
                                                                             ===================  ===================


                                                                                INVESCO V.I.       AMERICAN CENTURY
                                                                                    MONEY             VP MID CAP
                                                                                 MARKET FUND          VALUE FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (513,036)  $              255
   Net realized gain (loss) on security transactions.......................                  --                2,212
   Net realized gain distributions.........................................                  --                5,030
   Change in unrealized appreciation (depreciation) during the period......                  --                8,169
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            (513,036)              15,666
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             712,645                  160
   Net transfers...........................................................         107,401,014               34,791
   Surrenders for benefit payments and fees................................         (67,803,877)              (3,392)
   Other transactions......................................................              95,441                   --
   Death benefits..........................................................          (2,662,141)                  --
   Net annuity transactions................................................             116,648                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          37,859,730               31,559
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          37,346,694               47,225

NET ASSETS:
   Beginning of period.....................................................          21,229,172               74,713
                                                                             -------------------  -------------------
   End of period...........................................................  $       58,575,866   $          121,938
                                                                             ===================  ===================

                                                                                                    AMERICAN FUNDS
                                                                               AMERICAN FUNDS           GLOBAL
                                                                                   GLOBAL             GROWTH AND
                                                                                  BOND FUND           INCOME FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (294,759)  $          943,858
   Net realized gain (loss) on security transactions.......................           1,120,946            3,117,904
   Net realized gain distributions.........................................             402,908                   --
   Change in unrealized appreciation (depreciation) during the period......          (1,168,907)          (1,582,521)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              60,188            2,479,241
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             148,452              163,506
   Net transfers...........................................................             728,614           (1,932,082)
   Surrenders for benefit payments and fees................................         (10,124,140)         (12,876,353)
   Other transactions......................................................               6,125                  386
   Death benefits..........................................................            (599,594)          (1,067,948)
   Net annuity transactions................................................              65,566              (22,296)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (9,774,977)         (15,734,787)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (9,714,789)         (13,255,546)

NET ASSETS:
   Beginning of period.....................................................          49,307,481           70,429,149
                                                                             -------------------  -------------------
   End of period...........................................................   $      39,592,692   $       57,173,603
                                                                             ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-76

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-77

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                    AMERICAN FUNDS
                                                                                 AMERICAN FUNDS        BLUE CHIP
                                                                                      ASSET           INCOME AND
                                                                                 ALLOCATION FUND      GROWTH FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (883,907)  $       1,189,256
   Net realized gain (loss) on security transactions.........................         16,969,795           8,781,340
   Net realized gain distributions...........................................         10,308,475                  --
   Change in unrealized appreciation (depreciation) during the period........        (19,322,725)          2,342,384
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          7,071,638          12,312,980
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            941,003             343,333
   Net transfers.............................................................          1,434,182           7,916,029
   Surrenders for benefit payments and fees..................................        (39,840,121)        (20,184,701)
   Other transactions........................................................              6,836              18,532
   Death benefits............................................................         (5,716,278)         (1,973,679)
   Net annuity transactions..................................................            635,903             405,995
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (42,538,475)        (13,474,491)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (35,466,837)         (1,161,511)

NET ASSETS:
   Beginning of period.......................................................        228,180,458         102,679,347
                                                                               ------------------  ------------------
   End of period.............................................................  $     192,713,621   $     101,517,836
                                                                               ==================  ==================


                                                                                                      AMERICAN FUNDS
                                                                                 AMERICAN FUNDS           GLOBAL
                                                                                    BOND FUND           GROWTH FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         167,693   $        (428,466)
   Net realized gain (loss) on security transactions.........................             (55,253)          5,847,594
   Net realized gain distributions...........................................              73,277           6,425,324
   Change in unrealized appreciation (depreciation) during the period........           6,933,038         (11,630,978)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           7,118,755             213,474
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................           1,115,296             149,395
   Net transfers.............................................................           2,334,627          (1,443,944)
   Surrenders for benefit payments and fees..................................         (44,358,055)        (11,581,071)
   Other transactions........................................................             449,196              35,431
   Death benefits............................................................          (5,141,553)         (1,276,078)
   Net annuity transactions..................................................             376,645             132,712
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (45,223,844)        (13,983,555)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................         (38,105,089)        (13,770,081)

NET ASSETS:
   Beginning of period.......................................................         216,722,358          72,622,692
                                                                               -------------------  ------------------
   End of period.............................................................   $     178,617,269   $      58,852,611
                                                                               ===================  ==================


                                                                                                     AMERICAN FUNDS
                                                                                AMERICAN FUNDS        GROWTH-INCOME
                                                                                  GROWTH FUND             FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (5,558,886)   $      (2,870,369)
   Net realized gain (loss) on security transactions.........................         45,905,484           43,028,315
   Net realized gain distributions...........................................         25,745,594           23,816,471
   Change in unrealized appreciation (depreciation) during the period........        (33,550,309)         (23,469,940)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........         32,541,883           40,504,477
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          2,029,848            1,834,986
   Net transfers.............................................................        (13,410,500)         (17,200,690)
   Surrenders for benefit payments and fees..................................       (103,853,512)         (96,462,702)
   Other transactions........................................................            201,953              195,117
   Death benefits............................................................         (8,474,529)          (9,084,189)
   Net annuity transactions..................................................            718,574              994,571
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....       (122,788,166)        (119,722,907)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        (90,246,283)         (79,218,430)

NET ASSETS:
   Beginning of period.......................................................        573,773,764          530,508,380
                                                                               ------------------  -------------------
   End of period.............................................................  $     483,527,481    $     451,289,950
                                                                               ==================  ===================



                                                                                 AMERICAN FUNDS     AMERICAN FUNDS
                                                                               INTERNATIONAL FUND   NEW WORLD FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (646,264)  $        (476,186)
   Net realized gain (loss) on security transactions.........................          6,803,169           3,762,523
   Net realized gain distributions...........................................                 --           5,289,943
   Change in unrealized appreciation (depreciation) during the period........        (11,476,738)        (13,295,291)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         (5,319,833)         (4,719,011)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            570,912             196,677
   Net transfers.............................................................           (261,780)             33,662
   Surrenders for benefit payments and fees..................................        (25,815,125)        (10,374,512)
   Other transactions........................................................             85,965               5,340
   Death benefits............................................................         (2,495,888)           (749,998)
   Net annuity transactions..................................................            226,448              50,455
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (27,689,468)        (10,838,376)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (33,009,301)        (15,557,387)

NET ASSETS:
   Beginning of period.......................................................        145,297,514          58,781,086
                                                                               ------------------  ------------------
   End of period.............................................................  $     112,288,213   $      43,223,699
                                                                               ==================  ==================


                                                                                 AMERICAN FUNDS
                                                                                  GLOBAL SMALL       STERLING CAPITAL
                                                                               CAPITALIZATION FUND   EQUITY INCOME VIF
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (893,038)  $             157
   Net realized gain (loss) on security transactions.........................           5,362,364                 578
   Net realized gain distributions...........................................             239,428                  --
   Change in unrealized appreciation (depreciation) during the period........          (4,413,832)                (63)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             294,922                 672
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             305,038                  --
   Net transfers.............................................................          (1,987,249)                 --
   Surrenders for benefit payments and fees..................................         (10,903,863)             (1,319)
   Other transactions........................................................              48,375                  --
   Death benefits............................................................            (880,300)             (2,605)
   Net annuity transactions..................................................              33,944                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (13,384,055)             (3,924)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................         (13,089,133)             (3,252)

NET ASSETS:
   Beginning of period.......................................................          58,725,046              34,956
                                                                               -------------------  ------------------
   End of period.............................................................   $      45,635,913   $          31,704
                                                                               ===================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-78

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-79

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                              STERLING CAPITAL     STERLING CAPITAL
                                                                                   SPECIAL           TOTAL RETURN
                                                                              OPPORTUNITIES VIF        BOND VIF
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (34,865)  $           12,242
   Net realized gain (loss) on security transactions.......................              49,498               (1,227)
   Net realized gain distributions.........................................             310,817                8,918
   Change in unrealized appreciation (depreciation) during the period......             (10,634)               7,417
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             314,816               27,350
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               2,160                   --
   Net transfers...........................................................             (49,130)              20,303
   Surrenders for benefit payments and fees................................             (85,325)             (13,033)
   Other transactions......................................................                  (1)                  59
   Death benefits..........................................................             (10,479)             (49,391)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (142,775)             (42,062)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             172,041              (14,712)

NET ASSETS:
   Beginning of period.....................................................           2,259,312              706,478
                                                                             -------------------  -------------------
   End of period...........................................................  $        2,431,353   $          691,766
                                                                             ===================  ===================

                                                                              COLUMBIA VARIABLE       WELLS FARGO
                                                                             PORTFOLIO -- SMALL      ADVANTAGE VT
                                                                                   COMPANY               OMEGA
                                                                                 GROWTH FUND          GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (117,031)  $          (19,670)
   Net realized gain (loss) on security transactions.......................             262,435               45,902
   Net realized gain distributions.........................................              95,787              242,549
   Change in unrealized appreciation (depreciation) during the period......            (651,850)            (239,718)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            (410,659)              29,063
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              11,776                  975
   Net transfers...........................................................              32,189             (219,305)
   Surrenders for benefit payments and fees................................            (772,698)            (119,841)
   Other transactions......................................................                (101)                  (1)
   Death benefits..........................................................             (47,775)              17,944
   Net annuity transactions................................................              23,657                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (752,952)            (320,228)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (1,163,611)            (291,165)

NET ASSETS:
   Beginning of period.....................................................           6,289,041            1,224,790
                                                                             -------------------  -------------------
   End of period...........................................................   $       5,125,430   $          933,625
                                                                             ===================  ===================


                                                                                                    FIDELITY(R) VIP
                                                                               FIDELITY(R) VIP       CONTRAFUND(R)
                                                                              GROWTH PORTFOLIO         PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (26,161)   $        (201,426)
   Net realized gain (loss) on security transactions.......................             158,711            2,118,205
   Net realized gain distributions.........................................                  --              451,963
   Change in unrealized appreciation (depreciation) during the period......              20,256             (177,183)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             152,806            2,191,559
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 490              145,975
   Net transfers...........................................................           1,221,207             (249,519)
   Surrenders for benefit payments and fees................................            (439,938)          (3,643,827)
   Other transactions......................................................                   5                    4
   Death benefits..........................................................              (4,264)            (296,380)
   Net annuity transactions................................................              18,248              (54,936)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             795,748           (4,098,683)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             948,554           (1,907,124)

NET ASSETS:
   Beginning of period.....................................................           1,151,416           24,630,367
                                                                             -------------------  -------------------
   End of period...........................................................  $        2,099,970    $      22,723,243
                                                                             ===================  ===================


                                                                                                    FIDELITY(R) VIP
                                                                               FIDELITY(R) VIP     VALUE STRATEGIES
                                                                              MID CAP PORTFOLIO        PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (273,036)  $           (9,630)
   Net realized gain (loss) on security transactions.......................             857,431              241,305
   Net realized gain distributions.........................................             415,585                   --
   Change in unrealized appreciation (depreciation) during the period......            (243,227)            (203,112)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             756,753               28,563
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              86,986                3,392
   Net transfers...........................................................             192,558             (533,008)
   Surrenders for benefit payments and fees................................          (1,771,444)            (114,665)
   Other transactions......................................................                  38                   --
   Death benefits..........................................................            (171,247)              (8,812)
   Net annuity transactions................................................             (11,902)             (21,950)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,675,011)            (675,043)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (918,258)            (646,480)

NET ASSETS:
   Beginning of period.....................................................          18,323,229            1,454,040
                                                                             -------------------  -------------------
   End of period...........................................................  $       17,404,971   $          807,560
                                                                             ===================  ===================

                                                                               FIDELITY(R) VIP
                                                                               DYNAMIC CAPITAL      FIDELITY(R) VIP
                                                                                APPRECIATION       STRATEGIC INCOME
                                                                                  PORTFOLIO            PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (9,422)  $            3,034
   Net realized gain (loss) on security transactions.......................              97,363                  (18)
   Net realized gain distributions.........................................              36,010                1,519
   Change in unrealized appreciation (depreciation) during the period......             (56,422)              (2,320)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              67,529                2,215
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 225                   --
   Net transfers...........................................................            (351,352)              32,036
   Surrenders for benefit payments and fees................................             (88,661)              (1,818)
   Other transactions......................................................                  --                   --
   Death benefits..........................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (439,788)              30,218
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (372,259)              32,433

NET ASSETS:
   Beginning of period.....................................................             932,859               99,079
                                                                             -------------------  -------------------
   End of period...........................................................  $          560,600   $          131,512
                                                                             ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-80

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-81

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                               FRANKLIN RISING
                                                                                DIVIDENDS VIP       FRANKLIN INCOME
                                                                                    FUND               VIP FUND
                                                                               SUB-ACCOUNT (1)      SUB-ACCOUNT (2)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (938,855)   $      20,023,554
   Net realized gain (loss) on security transactions.......................          22,578,568           15,149,671
   Net realized gain distributions.........................................           4,572,441                   --
   Change in unrealized appreciation (depreciation) during the period......         (11,485,136)         (14,633,000)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          14,727,018           20,540,225
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             783,742            4,333,386
   Net transfers...........................................................          (3,383,483)          (4,340,977)
   Surrenders for benefit payments and fees................................         (49,616,428)        (118,710,299)
   Other transactions......................................................              78,960               55,835
   Death benefits..........................................................          (3,952,578)         (18,095,939)
   Net annuity transactions................................................             511,240            1,878,565
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (55,578,547)        (134,879,429)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................         (40,851,529)        (114,339,204)

NET ASSETS:
   Beginning of period.....................................................         258,059,095          645,762,006
                                                                             -------------------  -------------------
   End of period...........................................................  $      217,207,566    $     531,422,802
                                                                             ===================  ===================

                                                                                  FRANKLIN          FRANKLIN GLOBAL
                                                                                  LARGE CAP           REAL ESTATE
                                                                               GROWTH VIP FUND         VIP FUND
                                                                               SUB-ACCOUNT (3)      SUB-ACCOUNT (4)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (243,063)  $          (12,414)
   Net realized gain (loss) on security transactions.......................           3,453,489              (12,854)
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......            (107,426)             165,378
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           3,103,000              140,110
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             164,223                7,623
   Net transfers...........................................................           1,352,515              (54,683)
   Surrenders for benefit payments and fees................................          (7,550,936)             (84,213)
   Other transactions......................................................               1,526                  (11)
   Death benefits..........................................................            (547,116)             (43,504)
   Net annuity transactions................................................             104,495               (4,459)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (6,475,293)            (179,247)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (3,372,293)             (39,137)

NET ASSETS:
   Beginning of period.....................................................          35,049,205            1,153,745
                                                                             -------------------  -------------------
   End of period...........................................................  $       31,676,912   $        1,114,608
                                                                             ===================  ===================

                                                                                  FRANKLIN             FRANKLIN
                                                                                SMALL-MID CAP       SMALL CAP VALUE
                                                                               GROWTH VIP FUND         VIP FUND
                                                                               SUB-ACCOUNT (5)      SUB-ACCOUNT (6)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $      (1,337,702)  $         (212,511)
   Net realized gain (loss) on security transactions.......................           4,269,966            1,930,162
   Net realized gain distributions.........................................          14,437,262            1,362,512
   Change in unrealized appreciation (depreciation) during the period......         (13,537,757)          (3,289,005)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           3,831,769             (208,842)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             276,513              180,090
   Net transfers...........................................................            (789,138)            (975,175)
   Surrenders for benefit payments and fees................................         (14,175,214)          (3,163,041)
   Other transactions......................................................              20,533               10,108
   Death benefits..........................................................          (1,152,349)            (150,505)
   Net annuity transactions................................................              83,901               14,550
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (15,735,754)          (4,083,973)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................         (11,903,985)          (4,292,815)

NET ASSETS:
   Beginning of period.....................................................          79,345,282           20,748,049
                                                                             -------------------  -------------------
   End of period...........................................................   $      67,441,297   $       16,455,234
                                                                             ===================  ===================

                                                                                  FRANKLIN            FRANKLIN
                                                                              STRATEGIC INCOME      MUTUAL SHARES
                                                                                  VIP FUND            VIP FUND
                                                                               SUB-ACCOUNT (7)     SUB-ACCOUNT (8)
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $        7,767,764   $         662,874
   Net realized gain (loss) on security transactions.......................             800,666          24,803,005
   Net realized gain distributions.........................................           3,558,931           1,610,847
   Change in unrealized appreciation (depreciation) during the period......         (10,978,154)        (10,259,648)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........           1,149,207          16,817,078
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             967,186           1,554,842
   Net transfers...........................................................            (294,060)         (6,448,992)
   Surrenders for benefit payments and fees................................         (36,030,662)        (61,858,117)
   Other transactions......................................................              32,798              78,058
   Death benefits..........................................................          (3,652,132)         (6,932,198)
   Net annuity transactions................................................             493,600             912,136
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (38,483,270)        (72,694,271)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................         (37,334,063)        (55,877,193)

NET ASSETS:
   Beginning of period.....................................................         198,652,045         343,836,287
                                                                             -------------------  ------------------
   End of period...........................................................  $      161,317,982   $     287,959,094
                                                                             ===================  ==================

                                                                                  TEMPLETON
                                                                                 DEVELOPING            TEMPLETON
                                                                              MARKETS VIP FUND     FOREIGN VIP FUND
                                                                               SUB-ACCOUNT (9)     SUB-ACCOUNT (10)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (48,221)   $         114,400
   Net realized gain (loss) on security transactions.......................              64,254            5,295,434
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......          (2,824,146)         (18,337,006)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          (2,808,113)         (12,927,172)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             158,007              465,811
   Net transfers...........................................................          (1,323,546)           5,479,151
   Surrenders for benefit payments and fees................................          (6,152,481)         (22,084,722)
   Other transactions......................................................               2,562               27,647
   Death benefits..........................................................            (368,232)          (2,120,092)
   Net annuity transactions................................................             (11,568)             230,504
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (7,695,258)         (18,001,701)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................         (10,503,371)         (30,928,873)

NET ASSETS:
   Beginning of period.....................................................          34,141,312          118,072,167
                                                                             -------------------  -------------------
   End of period...........................................................  $       23,637,941    $      87,143,294
                                                                             ===================  ===================

(1) Formerly Franklin Rising Dividends Securities Fund. Change effective May 1, 2014.

(2)   Formerly Franklin Income Securities Fund. Change effective May 1, 2014.

(3) Formerly Franklin Large Cap Growth Securities Fund. Change effective May 1, 2014.

(4) Formerly Franklin Global Real Estate Securities Fund. Change effective May 1, 2014.

(5) Formerly Franklin Small-Mid Cap Growth Securities Fund. Change effective May 1, 2014.

(6) Formerly Franklin Small Cap Value Securities Fund. Change effective May 1, 2014.

(7) Formerly Franklin Strategic Income Securities Fund. Change effective May 1, 2014.

(8)   Formerly Mutual Shares Securities Fund. Change effective May 1, 2014.

(9) Formerly Templeton Developing Markets Securities Fund. Change effective May 1, 2014.

(10)  Formerly Templeton Foreign Securities Fund. Change effective May 1,
      2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-82

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-83

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                       FRANKLIN
                                                                                                     MUTUAL GLOBAL
                                                                                    TEMPLETON          DISCOVERY
                                                                                 GROWTH VIP FUND       VIP FUND
                                                                                SUB-ACCOUNT (11)   SUB-ACCOUNT (12)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (764,432)  $         267,517
   Net realized gain (loss) on security transactions.........................         11,184,046           4,828,445
   Net realized gain distributions...........................................                 --           6,205,373
   Change in unrealized appreciation (depreciation) during the period........        (18,025,861)         (7,441,692)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         (7,606,247)          3,859,643
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            876,113             673,783
   Net transfers.............................................................         (1,099,244)         (2,048,425)
   Surrenders for benefit payments and fees..................................        (39,695,349)        (17,971,713)
   Other transactions........................................................             27,038               8,116
   Death benefits............................................................         (4,645,738)         (1,339,073)
   Net annuity transactions..................................................            425,396             (31,576)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (44,111,784)        (20,708,888)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (51,718,031)        (16,849,245)

NET ASSETS:
   Beginning of period.......................................................        215,920,588         104,121,213
                                                                               ------------------  ------------------
   End of period.............................................................  $     164,202,557   $      87,271,968
                                                                               ==================  ==================

                                                                                                        FRANKLIN
                                                                                   FRANKLIN          LARGE CAP VALUE
                                                                                FLEX CAP GROWTH         VIP FUND
                                                                                   VIP FUND            SUB-ACCOUNT
                                                                               SUB-ACCOUNT (13)         (14)(15)
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (300,182)   $          58,692
   Net realized gain (loss) on security transactions.........................          1,637,243           (1,094,072)
   Net realized gain distributions...........................................          2,302,395            3,526,915
   Change in unrealized appreciation (depreciation) during the period........         (3,065,525)          (2,286,830)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            573,931              204,705
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            126,645                6,820
   Net transfers.............................................................            224,678           (8,562,008)
   Surrenders for benefit payments and fees..................................         (3,422,292)          (1,589,870)
   Other transactions........................................................              2,270                  259
   Death benefits............................................................           (211,304)             (93,328)
   Net annuity transactions..................................................             (3,402)                  --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (3,283,405)         (10,238,127)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (2,709,474)         (10,033,422)

NET ASSETS:
   Beginning of period.......................................................         17,183,794           10,033,422
                                                                               ------------------  -------------------
   End of period.............................................................  $      14,474,320    $              --
                                                                               ==================  ===================


                                                                                    TEMPLETON            HARTFORD
                                                                                   GLOBAL BOND           BALANCED
                                                                                    VIP FUND             HLS FUND
                                                                                SUB-ACCOUNT (16)        SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          591,680   $         (53,011)
   Net realized gain (loss) on security transactions.........................             143,575             710,373
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........            (694,896)            588,604
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              40,359           1,245,966
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             173,230             122,973
   Net transfers.............................................................             485,428              56,275
   Surrenders for benefit payments and fees..................................          (1,736,480)         (2,692,933)
   Other transactions........................................................                  (2)               (109)
   Death benefits............................................................            (381,816)           (187,249)
   Net annuity transactions..................................................              (9,319)             (6,210)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (1,468,959)         (2,707,253)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          (1,428,600)         (1,461,287)

NET ASSETS:
   Beginning of period.......................................................          18,826,191          18,155,718
                                                                               -------------------  ------------------
   End of period.............................................................  $       17,397,591   $      16,694,431
                                                                               ===================  ==================


                                                                                 HARTFORD TOTAL    HARTFORD CAPITAL
                                                                                   RETURN BOND       APPRECIATION
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       2,437,061   $      (1,101,777)
   Net realized gain (loss) on security transactions.........................          1,544,505          10,764,364
   Net realized gain distributions...........................................                 --          20,666,952
   Change in unrealized appreciation (depreciation) during the period........          2,405,568         (22,072,421)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          6,387,134           8,257,118
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          1,065,016             983,254
   Net transfers.............................................................          3,158,731          (2,272,610)
   Surrenders for benefit payments and fees..................................        (18,802,197)        (16,983,813)
   Other transactions........................................................             (1,207)              1,447
   Death benefits............................................................         (1,606,392)         (1,187,902)
   Net annuity transactions..................................................            331,918             (15,649)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (15,854,131)        (19,475,273)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (9,466,997)        (11,218,155)

NET ASSETS:
   Beginning of period.......................................................        154,892,749         156,772,819
                                                                               ------------------  ------------------
   End of period.............................................................  $     145,425,752   $     145,554,664
                                                                               ==================  ==================


                                                                               HARTFORD DIVIDEND        HARTFORD
                                                                                  AND GROWTH         GLOBAL RESEARCH
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT       SUB-ACCOUNT (17)
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         201,212    $           1,171
   Net realized gain (loss) on security transactions.........................          7,634,415              113,809
   Net realized gain distributions...........................................         12,572,985               11,895
   Change in unrealized appreciation (depreciation) during the period........         (9,095,278)            (107,352)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........         11,313,334               19,523
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            679,335                   --
   Net transfers.............................................................         (4,069,225)            (316,377)
   Surrenders for benefit payments and fees..................................        (13,149,941)             (50,343)
   Other transactions........................................................                802                    1
   Death benefits............................................................           (835,103)              (8,082)
   Net annuity transactions..................................................            142,976                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (17,231,156)            (374,801)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (5,917,822)            (355,278)

NET ASSETS:
   Beginning of period.......................................................        110,603,880              355,278
                                                                               ------------------  -------------------
   End of period.............................................................  $     104,686,058    $              --
                                                                               ==================  ===================

(11)  Formerly Templeton Growth Securities Fund. Change effective May 1,
      2014.

(12) Formerly Mutual Global Discovery Securities Fund. Change effective May 1, 2014.

(13) Formerly Franklin Flex Cap Growth Securities Fund. Change effective May 1, 2014.

(14) Formerly Franklin Large Cap Value Securities Fund. Change effective May 1, 2014.

(15) Effective November 7, 2014 Franklin Large Cap Value VIP Fund was liquidated.

(16)  Formerly Templeton Global Bond Securities Fund. Change effective May 1,
      2014.

(17) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-84

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-85

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                   HARTFORD             HARTFORD
                                                                                  HEALTHCARE          GLOBAL GROWTH
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT       SUB-ACCOUNT (17)
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (1,901)   $          (9,587)
   Net realized gain (loss) on security transactions.........................             23,212               26,630
   Net realized gain distributions...........................................             10,565                   --
   Change in unrealized appreciation (depreciation) during the period........               (118)              16,194
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........             31,758               33,237
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --                   51
   Net transfers.............................................................                317              293,229
   Surrenders for benefit payments and fees..................................            (30,554)            (127,755)
   Other transactions........................................................                  2                   (3)
   Death benefits............................................................            (15,584)              (9,621)
   Net annuity transactions..................................................                 --                 (422)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (45,819)             155,479
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................            (14,061)             188,716

NET ASSETS:
   Beginning of period.......................................................            155,832              691,385
                                                                               ------------------  -------------------
   End of period.............................................................  $         141,771    $         880,101
                                                                               ==================  ===================


                                                                                    HARTFORD
                                                                               DISCIPLINED EQUITY   HARTFORD GROWTH
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT     SUB-ACCOUNT (18)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (113,677)  $          (7,761)
   Net realized gain (loss) on security transactions.........................          1,404,052             154,648
   Net realized gain distributions...........................................            139,804             407,860
   Change in unrealized appreciation (depreciation) during the period........            458,511            (531,968)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,888,690              22,779
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            191,479               1,878
   Net transfers.............................................................           (379,680)         (1,305,280)
   Surrenders for benefit payments and fees..................................         (1,377,117)            (60,902)
   Other transactions........................................................                 72                  --
   Death benefits............................................................           (201,378)             (5,018)
   Net annuity transactions..................................................             17,623                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,749,001)         (1,369,322)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            139,689          (1,346,543)

NET ASSETS:
   Beginning of period.......................................................         14,667,571           1,346,543
                                                                               ------------------  ------------------
   End of period.............................................................  $      14,807,260   $              --
                                                                               ==================  ==================


                                                                                HARTFORD GROWTH         HARTFORD
                                                                                 OPPORTUNITIES         HIGH YIELD
                                                                                   HLS FUND             HLS FUND
                                                                               SUB-ACCOUNT (18)        SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (448,219)   $         542,057
   Net realized gain (loss) on security transactions.........................          3,144,998               81,442
   Net realized gain distributions...........................................          5,375,880                   --
   Change in unrealized appreciation (depreciation) during the period........         (4,169,587)            (514,931)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          3,903,072              108,568
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            260,603               89,192
   Net transfers.............................................................            415,342               19,906
   Surrenders for benefit payments and fees..................................         (3,132,472)            (839,504)
   Other transactions........................................................                137                  (17)
   Death benefits............................................................           (348,577)            (102,899)
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (2,804,967)            (833,322)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................          1,098,105             (724,754)

NET ASSETS:
   Beginning of period.......................................................         33,470,814            9,349,739
                                                                               ------------------  -------------------
   End of period.............................................................  $      34,568,919    $       8,624,985
                                                                               ==================  ===================

                                                                                                        HARTFORD
                                                                                                      INTERNATIONAL
                                                                                 HARTFORD INDEX       OPPORTUNITIES
                                                                                    HLS FUND            HLS FUND
                                                                                SUB-ACCOUNT (19)       SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          30,096   $          41,937
   Net realized gain (loss) on security transactions.........................          1,464,145             487,435
   Net realized gain distributions...........................................            330,992                  --
   Change in unrealized appreciation (depreciation) during the period........         (1,634,900)         (1,006,408)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            190,333            (477,036)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             13,250              79,700
   Net transfers.............................................................         (7,561,251)             29,482
   Surrenders for benefit payments and fees..................................           (266,097)           (916,153)
   Other transactions........................................................                (35)                 (1)
   Death benefits............................................................                 --            (153,979)
   Net annuity transactions..................................................                 --              (9,257)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (7,814,133)           (970,208)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (7,623,800)         (1,447,244)

NET ASSETS:
   Beginning of period.......................................................          7,623,800           9,647,494
                                                                               ------------------  ------------------
   End of period.............................................................  $              --   $       8,200,250
                                                                               ==================  ==================

                                                                                   HARTFORD
                                                                                 SMALL/MID CAP
                                                                                    EQUITY           HARTFORD MIDCAP
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (7,977)   $         (16,130)
   Net realized gain (loss) on security transactions.........................            156,814               43,024
   Net realized gain distributions...........................................            389,444              136,896
   Change in unrealized appreciation (depreciation) during the period........           (480,977)             (60,095)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........             57,304              103,695
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              4,020                   --
   Net transfers.............................................................           (160,887)               3,093
   Surrenders for benefit payments and fees..................................           (233,106)             (77,389)
   Other transactions........................................................                 --                   (2)
   Death benefits............................................................            (66,814)             (19,544)
   Net annuity transactions..................................................                 --               (5,666)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (456,787)             (99,508)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (399,483)               4,187

NET ASSETS:
   Beginning of period.......................................................          2,486,980            1,127,729
                                                                               ------------------  -------------------
   End of period.............................................................  $       2,087,497    $       1,131,916
                                                                               ==================  ===================

(17) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.

(18) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.

(19) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-86

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-87

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                   HARTFORD             HARTFORD
                                                                                 MIDCAP VALUE        ULTRASHORT BOND
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (10,122)   $      (1,837,960)
   Net realized gain (loss) on security transactions.........................             45,755               72,203
   Net realized gain distributions...........................................             82,100                   --
   Change in unrealized appreciation (depreciation) during the period........            (81,737)              58,114
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........             35,996           (1,707,643)
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              7,254              364,773
   Net transfers.............................................................             29,489            3,122,034
   Surrenders for benefit payments and fees..................................            (47,692)         (34,547,978)
   Other transactions........................................................                 (1)              11,437
   Death benefits............................................................                 --           (2,598,751)
   Net annuity transactions..................................................                 --              140,019
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (10,950)         (33,508,466)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................             25,046          (35,216,109)

NET ASSETS:
   Beginning of period.......................................................            607,498          121,724,972
                                                                               ------------------  -------------------
   End of period.............................................................  $         632,544    $      86,508,863
                                                                               ==================  ===================


                                                                                    HARTFORD           HARTFORD
                                                                                  SMALL COMPANY     SMALLCAP GROWTH
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (82,105)  $         (23,172)
   Net realized gain (loss) on security transactions.........................            397,930             212,762
   Net realized gain distributions...........................................            730,185             247,064
   Change in unrealized appreciation (depreciation) during the period........           (872,648)           (402,293)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            173,362              34,361
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              4,307              11,592
   Net transfers.............................................................           (633,437)           (414,090)
   Surrenders for benefit payments and fees..................................           (401,029)           (275,261)
   Other transactions........................................................                260                   4
   Death benefits............................................................            (67,710)             (5,108)
   Net annuity transactions..................................................            (11,615)             (9,940)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,109,224)           (692,803)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (935,862)           (658,442)

NET ASSETS:
   Beginning of period.......................................................          4,973,222           1,951,842
                                                                               ------------------  ------------------
   End of period.............................................................  $       4,037,360   $       1,293,400
                                                                               ==================  ==================

                                                                                                        HARTFORD
                                                                                                     U.S. GOVERNMENT
                                                                                HARTFORD STOCK         SECURITIES
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (34,157)   $          40,346
   Net realized gain (loss) on security transactions.........................            406,498              (12,697)
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........            355,627               42,275
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            727,968               69,924
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              3,097              204,938
   Net transfers.............................................................           (234,773)            (338,115)
   Surrenders for benefit payments and fees..................................         (1,142,960)            (506,211)
   Other transactions........................................................                 69                    3
   Death benefits............................................................           (160,471)             (13,940)
   Net annuity transactions..................................................             21,023                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,514,015)            (653,325)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (786,047)            (583,401)

NET ASSETS:
   Beginning of period.......................................................          9,363,607            5,890,729
                                                                               ------------------  -------------------
   End of period.............................................................  $       8,577,560    $       5,307,328
                                                                               ==================  ===================


                                                                                                     AMERICAN FUNDS
                                                                                 HARTFORD VALUE     ASSET ALLOCATION
                                                                                    HLS FUND            HLS FUND
                                                                                   SUB-ACCOUNT      SUB-ACCOUNT (20)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           1,192   $           7,145
   Net realized gain (loss) on security transactions.........................             85,559            (648,059)
   Net realized gain distributions...........................................                 --           4,484,845
   Change in unrealized appreciation (depreciation) during the period........             87,667          (4,054,879)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            174,418            (210,948)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              5,636             109,154
   Net transfers.............................................................              3,563         (13,901,154)
   Surrenders for benefit payments and fees..................................           (107,496)         (1,410,848)
   Other transactions........................................................                 (2)                  3
   Death benefits............................................................             (1,888)           (313,990)
   Net annuity transactions..................................................               (865)                 --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (101,052)        (15,516,835)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................             73,366         (15,727,783)

NET ASSETS:
   Beginning of period.......................................................          1,855,273          15,727,783
                                                                               ------------------  ------------------
   End of period.............................................................  $       1,928,639   $              --
                                                                               ==================  ==================

                                                                                AMERICAN FUNDS
                                                                                   BLUE CHIP
                                                                                  INCOME AND         AMERICAN FUNDS
                                                                                GROWTH HLS FUND       BOND HLS FUND
                                                                               SUB-ACCOUNT (21)     SUB-ACCOUNT (22)
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          14,154    $         148,786
   Net realized gain (loss) on security transactions.........................            993,519             (251,392)
   Net realized gain distributions...........................................          1,418,008            1,376,455
   Change in unrealized appreciation (depreciation) during the period........         (2,097,029)            (176,752)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            328,652            1,097,097
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             20,242              116,420
   Net transfers.............................................................         (6,488,597)         (29,210,576)
   Surrenders for benefit payments and fees..................................           (523,125)          (2,461,339)
   Other transactions........................................................                 --                   14
   Death benefits............................................................            (57,336)            (243,600)
   Net annuity transactions..................................................                 --              (33,118)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (7,048,816)         (31,832,199)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (6,720,164)         (30,735,102)

NET ASSETS:
   Beginning of period.......................................................          6,720,164           30,735,102
                                                                               ------------------  -------------------
   End of period.............................................................  $              --    $              --
                                                                               ==================  ===================

(20) Effective October 20, 2014 American Funds Asset Allocation HLS Fund merged with HIMCO VIT American Funds Asset Allocation Fund.

(21) Effective October 20, 2014 American Funds Blue Chip Income and Growth HLS Fund merged with HIMCO VIT American Funds Blue Chip Income and Growth Fund.

(22) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-88

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-89

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                     AMERICAN FUNDS
                                                                                AMERICAN FUNDS        GLOBAL GROWTH
                                                                                  GLOBAL BOND          AND INCOME
                                                                                   HLS FUND             HLS FUND
                                                                               SUB-ACCOUNT (23)     SUB-ACCOUNT (24)
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (39,531)   $         209,363
   Net realized gain (loss) on security transactions.........................           (269,789)          (1,413,313)
   Net realized gain distributions...........................................            279,312            4,638,807
   Change in unrealized appreciation (depreciation) during the period........            111,419           (3,652,683)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........             81,411             (217,826)
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            109,711               24,258
   Net transfers.............................................................         (3,119,982)         (10,194,390)
   Surrenders for benefit payments and fees..................................           (184,559)          (1,018,190)
   Other transactions........................................................                  2                   --
   Death benefits............................................................            (97,917)            (210,834)
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (3,292,745)         (11,399,156)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (3,211,334)         (11,616,982)

NET ASSETS:
   Beginning of period.......................................................          3,211,334           11,616,982
                                                                               ------------------  -------------------
   End of period.............................................................  $              --    $              --
                                                                               ==================  ===================

                                                                                                    AMERICAN FUNDS
                                                                                 AMERICAN FUNDS      GLOBAL SMALL
                                                                                  GLOBAL GROWTH     CAPITALIZATION
                                                                                    HLS FUND           HLS FUND
                                                                                SUB-ACCOUNT (25)   SUB-ACCOUNT (26)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (12,386)  $         (90,999)
   Net realized gain (loss) on security transactions.........................           (476,509)           (428,211)
   Net realized gain distributions...........................................          1,374,743           1,891,928
   Change in unrealized appreciation (depreciation) during the period........         (1,061,807)         (1,864,051)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           (175,959)           (491,333)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              2,697              15,884
   Net transfers.............................................................         (2,771,618)         (8,204,196)
   Surrenders for benefit payments and fees..................................           (263,255)           (761,447)
   Other transactions........................................................                 15                  36
   Death benefits............................................................            (57,081)            (54,883)
   Net annuity transactions..................................................            (27,444)            (29,634)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (3,116,686)         (9,034,240)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (3,292,645)         (9,525,573)

NET ASSETS:
   Beginning of period.......................................................          3,292,645           9,525,573
                                                                               ------------------  ------------------
   End of period.............................................................  $              --   $              --
                                                                               ==================  ==================


                                                                                                     AMERICAN FUNDS
                                                                                AMERICAN FUNDS        GROWTH-INCOME
                                                                                GROWTH HLS FUND         HLS FUND
                                                                               SUB-ACCOUNT (27)     SUB-ACCOUNT (28)
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (278,446)   $         (55,368)
   Net realized gain (loss) on security transactions.........................          4,362,729            3,462,071
   Net realized gain distributions...........................................         19,585,010            9,807,500
   Change in unrealized appreciation (depreciation) during the period........        (24,439,029)         (12,748,117)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........           (769,736)             466,086
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            265,116               62,284
   Net transfers.............................................................        (55,478,555)         (30,886,019)
   Surrenders for benefit payments and fees..................................         (4,762,471)          (2,892,468)
   Other transactions........................................................                236                  285
   Death benefits............................................................           (514,676)            (516,642)
   Net annuity transactions..................................................            (75,660)             (31,962)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (60,566,010)         (34,264,522)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        (61,335,746)         (33,798,436)

NET ASSETS:
   Beginning of period.......................................................         61,335,746           33,798,436
                                                                               ------------------  -------------------
   End of period.............................................................  $              --    $              --
                                                                               ==================  ===================


                                                                                 AMERICAN FUNDS      AMERICAN FUNDS
                                                                                  INTERNATIONAL         NEW WORLD
                                                                                    HLS FUND            HLS FUND
                                                                                SUB-ACCOUNT (29)    SUB-ACCOUNT (30)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (19,831)  $         (22,857)
   Net realized gain (loss) on security transactions.........................           (388,727)         (1,923,938)
   Net realized gain distributions...........................................          7,762,627           2,176,283
   Change in unrealized appreciation (depreciation) during the period........         (9,870,780)           (679,971)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         (2,516,711)           (450,483)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            208,917               4,712
   Net transfers.............................................................        (33,695,691)         (5,829,791)
   Surrenders for benefit payments and fees..................................         (2,808,771)           (598,761)
   Other transactions........................................................                (83)                  2
   Death benefits............................................................           (289,010)            (56,315)
   Net annuity transactions..................................................            (23,600)                 --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (36,608,238)         (6,480,153)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (39,124,949)         (6,930,636)

NET ASSETS:
   Beginning of period.......................................................         39,124,949           6,930,636
                                                                               ------------------  ------------------
   End of period.............................................................  $              --   $              --
                                                                               ==================  ==================


                                                                               HARTFORD PORTFOLIO      HUNTINGTON VA
                                                                                   DIVERSIFIER            INCOME
                                                                                    HLS FUND            EQUITY FUND
                                                                                SUB-ACCOUNT (31)     SUB-ACCOUNT (32)
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (43,824)   $         244,543
   Net realized gain (loss) on security transactions.........................          (7,853,383)             469,368
   Net realized gain distributions...........................................                  --              114,279
   Change in unrealized appreciation (depreciation) during the period........           7,751,202             (596,764)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            (146,005)             231,426
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             240,800               13,857
   Net transfers.............................................................         (45,442,051)          (4,111,513)
   Surrenders for benefit payments and fees..................................          (2,531,965)            (469,966)
   Other transactions........................................................                  (1)                  --
   Death benefits............................................................            (289,142)                  --
   Net annuity transactions..................................................                  --                   --
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (48,022,359)          (4,567,622)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................         (48,168,364)          (4,336,196)

NET ASSETS:
   Beginning of period.......................................................          48,168,364            4,336,196
                                                                               -------------------  -------------------
   End of period.............................................................   $              --    $              --
                                                                               ===================  ===================

(23) Effective October 20, 2014 American Funds Global Bond HLS Fund merged with HIMCO VIT American Funds Global Bond Fund.

(24) Effective October 20, 2014 American Funds Global Growth and Income HLS Fund merged with HIMCO VIT American Funds Global Growth and Income Fund.

(25) Effective October 20, 2014 American Funds Global Growth HLS Fund merged with HIMCO VIT American Funds Global Growth Fund.

(26) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.

(27) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(28) Effective October 20, 2014 American Funds Growth-Income HLS Fund merged with HIMCO VIT American Funds Growth-Income Fund.

(29) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.

(30) Effective October 20, 2014 American Funds New World HLS Fund merged with HIMCO VIT American Funds New World Fund.

(31) Effective October 20, 2014 Hartford Portfolio Diversifier HLS Fund merged with HIMCO VIT Portfolio Diversifier Fund.

(32) Effective June 23, 2014 Huntington VA Income Equity Fund merged with Huntington VA Dividend Capture Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-90

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-91

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                 HUNTINGTON VA
                                                                                   DIVIDEND          HUNTINGTON VA
                                                                                 CAPTURE FUND         GROWTH FUND
                                                                               SUB-ACCOUNT (32)    SUB-ACCOUNT (33)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         262,577   $          (8,508)
   Net realized gain (loss) on security transactions.........................            387,631          (1,088,741)
   Net realized gain distributions...........................................                 --           1,636,586
   Change in unrealized appreciation (depreciation) during the period........             49,529            (605,061)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            699,737             (65,724)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            107,381               3,277
   Net transfers.............................................................          1,797,129          (2,313,965)
   Surrenders for benefit payments and fees..................................         (3,322,134)           (221,358)
   Other transactions........................................................             21,161                   5
   Death benefits............................................................           (117,917)                 --
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,514,380)         (2,532,041)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (814,643)         (2,597,765)

NET ASSETS:
   Beginning of period.......................................................          9,743,486           2,597,765
                                                                               ------------------  ------------------
   End of period.............................................................  $       8,928,843   $              --
                                                                               ==================  ==================


                                                                                  HUNTINGTON VA        HUNTINGTON VA
                                                                                    MID CORP             ROTATING
                                                                                  AMERICA FUND         MARKETS FUND
                                                                                SUB-ACCOUNT (34)     SUB-ACCOUNT (35)
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $           6,287   $           (4,775)
   Net realized gain (loss) on security transactions.........................          (1,801,870)            (236,979)
   Net realized gain distributions...........................................           3,496,420              384,022
   Change in unrealized appreciation (depreciation) during the period........          (1,596,135)            (161,531)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........             104,702              (19,263)
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              42,212                  146
   Net transfers.............................................................          (6,884,793)          (1,354,010)
   Surrenders for benefit payments and fees..................................            (629,480)            (125,099)
   Other transactions........................................................               1,319                    1
   Death benefits............................................................              (4,192)                  --
   Net annuity transactions..................................................                  --                   --
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (7,474,934)          (1,478,962)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................          (7,370,232)          (1,498,225)

NET ASSETS:
   Beginning of period.......................................................           7,370,232            1,498,225
                                                                               -------------------  -------------------
   End of period.............................................................   $              --   $               --
                                                                               ===================  ===================


                                                                                  HUNTINGTON VA      HUNTINGTON VA
                                                                                  INTERNATIONAL        MORTGAGE
                                                                                   EQUITY FUND      SECURITIES FUND
                                                                                   SUB-ACCOUNT     SUB-ACCOUNT (36)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          20,198   $          71,962
   Net realized gain (loss) on security transactions.........................            288,183             (74,865)
   Net realized gain distributions...........................................                 --              49,417
   Change in unrealized appreciation (depreciation) during the period........           (610,556)            (30,490)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           (302,175)             16,024
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             35,783               6,702
   Net transfers.............................................................           (497,860)         (2,618,295)
   Surrenders for benefit payments and fees..................................         (1,416,540)           (155,000)
   Other transactions........................................................              3,989                  12
   Death benefits............................................................            (52,921)               (142)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,927,549)         (2,766,723)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (2,229,724)         (2,750,699)

NET ASSETS:
   Beginning of period.......................................................          5,288,743           2,750,699
                                                                               ------------------  ------------------
   End of period.............................................................  $       3,059,019   $              --
                                                                               ==================  ==================


                                                                                                       LORD ABBETT
                                                                                 HUNTINGTON VA         FUNDAMENTAL
                                                                                  SITUS FUND           EQUITY FUND
                                                                               SUB-ACCOUNT (34)        SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (87,425)   $          (5,660)
   Net realized gain (loss) on security transactions.........................            980,548               43,342
   Net realized gain distributions...........................................            252,176              308,220
   Change in unrealized appreciation (depreciation) during the period........         (1,563,579)            (234,326)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........           (418,280)             111,576
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             80,405                  958
   Net transfers.............................................................          4,387,858              (62,621)
   Surrenders for benefit payments and fees..................................         (2,637,621)             (97,612)
   Other transactions........................................................             24,539                    1
   Death benefits............................................................           (107,140)                  --
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....          1,748,041             (159,274)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................          1,329,761              (47,698)

NET ASSETS:
   Beginning of period.......................................................          6,269,556            1,788,586
                                                                               ------------------  -------------------
   End of period.............................................................  $       7,599,317    $       1,740,888
                                                                               ==================  ===================

                                                                                   LORD ABBETT
                                                                                   CALIBRATED           LORD ABBETT
                                                                                    DIVIDEND               BOND
                                                                                   GROWTH FUND        DEBENTURE FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $             557   $         384,043
   Net realized gain (loss) on security transactions.........................              84,017             368,620
   Net realized gain distributions...........................................             664,914             332,464
   Change in unrealized appreciation (depreciation) during the period........            (283,061)           (709,859)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             466,427             375,268
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................               8,013             100,738
   Net transfers.............................................................             808,629             310,392
   Surrenders for benefit payments and fees..................................          (1,817,807)         (1,826,066)
   Other transactions........................................................                   1                  (2)
   Death benefits............................................................                  --            (129,142)
   Net annuity transactions..................................................                  --              (1,817)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (1,001,164)         (1,545,897)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................            (534,737)         (1,170,629)

NET ASSETS:
   Beginning of period.......................................................           5,644,241          13,507,408
                                                                               -------------------  ------------------
   End of period.............................................................   $       5,109,504   $      12,336,779
                                                                               ===================  ==================

(32) Effective June 23, 2014 Huntington VA Income Equity Fund merged with Huntington VA Dividend Capture Fund.

(33)  Effective May 16, 2014 Huntington VA Growth Fund was liquidated.

(34) Effective June 23, 2014 Huntington VA Mid Corp America Fund merged with Huntington VA Situs Fund.

(35) Effective May 16, 2014 Huntington VA Rotating Markets Fund was liquidated.

(36) Effective May 16, 2014 Huntington VA Mortgage Securities Fund was liquidated.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-92

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-93

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                  LORD ABBETT
                                                                                  GROWTH AND           MFS(R) CORE
                                                                                  INCOME FUND         EQUITY SERIES
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (40,822)   $         (61,918)
   Net realized gain (loss) on security transactions.........................            259,730              415,171
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........            (51,068)             162,709
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            167,840              515,962
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                700                4,947
   Net transfers.............................................................            465,987              487,453
   Surrenders for benefit payments and fees..................................         (2,275,796)            (957,362)
   Other transactions........................................................                 --                  (36)
   Death benefits............................................................            (54,634)             (92,906)
   Net annuity transactions..................................................                 --               (8,946)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,863,743)            (566,850)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (1,695,903)             (50,888)

NET ASSETS:
   Beginning of period.......................................................          4,816,754            6,010,093
                                                                               ------------------  -------------------
   End of period.............................................................  $       3,120,851    $       5,959,205
                                                                               ==================  ===================


                                                                                  MFS(R) GROWTH       MFS(R) GLOBAL
                                                                                     SERIES           EQUITY SERIES
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (507,614)  $         (78,327)
   Net realized gain (loss) on security transactions.........................          2,978,082             797,145
   Net realized gain distributions...........................................          2,047,612              67,529
   Change in unrealized appreciation (depreciation) during the period........         (2,435,550)           (660,019)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          2,082,530             126,328
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             85,042              63,293
   Net transfers.............................................................            124,512            (577,472)
   Surrenders for benefit payments and fees..................................         (7,733,781)         (1,339,959)
   Other transactions........................................................             43,939                  87
   Death benefits............................................................           (371,785)            (53,938)
   Net annuity transactions..................................................             (8,272)             24,911
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (7,860,345)         (1,883,078)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (5,777,815)         (1,756,750)

NET ASSETS:
   Beginning of period.......................................................         35,800,328           8,069,294
                                                                               ------------------  ------------------
   End of period.............................................................  $      30,022,513   $       6,312,544
                                                                               ==================  ==================

                                                                               MFS(R) INVESTORS
                                                                                    GROWTH          MFS(R) INVESTORS
                                                                                 STOCK SERIES         TRUST SERIES
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (113,754)   $        (663,856)
   Net realized gain (loss) on security transactions.........................            793,285            9,000,194
   Net realized gain distributions...........................................            472,189            5,528,560
   Change in unrealized appreciation (depreciation) during the period........           (401,501)          (7,664,171)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            750,219            6,200,727
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              5,548              301,927
   Net transfers.............................................................            336,384           (4,183,592)
   Surrenders for benefit payments and fees..................................         (1,831,961)         (15,549,416)
   Other transactions........................................................                 12                7,155
   Death benefits............................................................           (129,947)          (1,534,005)
   Net annuity transactions..................................................              1,521              139,701
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,618,443)         (20,818,230)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (868,224)         (14,617,503)

NET ASSETS:
   Beginning of period.......................................................          9,207,380           84,388,804
                                                                               ------------------  -------------------
   End of period.............................................................  $       8,339,156    $      69,771,301
                                                                               ==================  ===================


                                                                                 MFS(R) MID CAP        MFS(R) NEW
                                                                                  GROWTH SERIES     DISCOVERY SERIES
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (374,480)  $        (917,694)
   Net realized gain (loss) on security transactions.........................          1,383,215           3,983,039
   Net realized gain distributions...........................................          2,083,659           9,707,876
   Change in unrealized appreciation (depreciation) during the period........         (1,838,097)        (17,952,519)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,254,297          (5,179,298)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            117,812             143,682
   Net transfers.............................................................           (572,191)         (1,709,755)
   Surrenders for benefit payments and fees..................................         (2,736,012)        (10,268,952)
   Other transactions........................................................              1,861               2,347
   Death benefits............................................................           (314,936)           (810,914)
   Net annuity transactions..................................................              6,173              99,519
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (3,497,293)        (12,544,073)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (2,242,996)        (17,723,371)

NET ASSETS:
   Beginning of period.......................................................         21,488,201          61,957,861
                                                                               ------------------  ------------------
   End of period.............................................................  $      19,245,205   $      44,234,490
                                                                               ==================  ==================


                                                                                 MFS(R) TOTAL        MFS(R) VALUE
                                                                                 RETURN SERIES          SERIES
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          55,939   $        (217,422)
   Net realized gain (loss) on security transactions.........................         11,973,056           7,867,942
   Net realized gain distributions...........................................          6,183,476           2,588,046
   Change in unrealized appreciation (depreciation) during the period........         (2,605,408)         (3,313,606)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         15,607,063           6,924,960
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            891,578             665,593
   Net transfers.............................................................         (5,599,728)         (4,830,885)
   Surrenders for benefit payments and fees..................................        (50,884,132)        (14,791,218)
   Other transactions........................................................             41,072              35,977
   Death benefits............................................................         (5,573,849)         (1,313,243)
   Net annuity transactions..................................................            375,888              19,595
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (60,749,171)        (20,214,181)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (45,142,108)        (13,289,221)

NET ASSETS:
   Beginning of period.......................................................        268,989,737          96,244,644
                                                                               ------------------  ------------------
   End of period.............................................................  $     223,847,629   $      82,955,423
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-94

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-95

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                                    MFS(R) RESEARCH
                                                                               MFS(R) RESEARCH       INTERNATIONAL
                                                                                 BOND SERIES            SERIES
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $        1,341,869   $          (31,808)
   Net realized gain (loss) on security transactions.......................           2,181,785               74,208
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......           1,286,135           (1,405,369)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           4,809,789           (1,362,969)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             591,383               64,433
   Net transfers...........................................................           4,541,357            1,130,605
   Surrenders for benefit payments and fees................................         (28,356,421)          (2,830,987)
   Other transactions......................................................             254,024                  366
   Death benefits..........................................................          (1,366,239)            (244,467)
   Net annuity transactions................................................              23,085                2,561
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (24,312,811)          (1,877,489)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................         (19,503,022)          (3,240,458)

NET ASSETS:
   Beginning of period.....................................................         123,654,533           17,694,078
                                                                             -------------------  -------------------
   End of period...........................................................  $      104,151,511   $       14,453,620
                                                                             ===================  ===================



                                                                               MFS(R) RESEARCH     MFS(R) HIGH YIELD
                                                                                   SERIES              PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (54,535)   $       1,700,398
   Net realized gain (loss) on security transactions.......................             476,093              484,569
   Net realized gain distributions.........................................             372,595                   --
   Change in unrealized appreciation (depreciation) during the period......            (393,817)          (1,488,611)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             400,336              696,356
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              10,398              224,185
   Net transfers...........................................................             656,745           (1,068,155)
   Surrenders for benefit payments and fees................................          (1,002,261)         (10,199,123)
   Other transactions......................................................                 495                5,720
   Death benefits..........................................................             (34,912)          (1,221,028)
   Net annuity transactions................................................                  --              113,631
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (369,535)         (12,144,770)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              30,801          (11,448,414)

NET ASSETS:
   Beginning of period.....................................................           5,542,668           54,331,348
                                                                             -------------------  -------------------
   End of period...........................................................   $       5,573,469    $      42,882,934
                                                                             ===================  ===================

                                                                                                       BLACKROCK
                                                                                  BLACKROCK             GLOBAL
                                                                              GLOBAL ALLOCATION      OPPORTUNITIES
                                                                                  V.I. FUND            V.I. FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $           4,506    $            (397)
   Net realized gain (loss) on security transactions.......................                 507                  262
   Net realized gain distributions.........................................              24,553                1,576
   Change in unrealized appreciation (depreciation) during the period......             (27,207)              (3,708)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               2,359               (2,267)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................              64,565                5,559
   Surrenders for benefit payments and fees................................              (4,267)              (1,645)
   Other transactions......................................................                   3                   --
   Death benefits..........................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              60,301                3,914
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              62,660                1,647

NET ASSETS:
   Beginning of period.....................................................             227,327               34,025
                                                                             -------------------  -------------------
   End of period...........................................................   $         289,987    $          35,672
                                                                             ===================  ===================


                                                                                 BLACKROCK            BLACKROCK
                                                                                 LARGE CAP         EQUITY DIVIDEND
                                                                             GROWTH V.I. FUND         V.I. FUND
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (6,794)  $           5,664
   Net realized gain (loss) on security transactions.......................             21,145              68,918
   Net realized gain distributions.........................................             59,657              43,290
   Change in unrealized appreciation (depreciation) during the period......            (24,819)            (65,716)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             49,189              52,156
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --              54,299
   Net transfers...........................................................            (20,139)           (294,249)
   Surrenders for benefit payments and fees................................             (6,775)            (66,821)
   Other transactions......................................................                 --                  33
   Death benefits..........................................................                 --             (18,390)
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (26,914)           (325,128)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................             22,275            (272,972)

NET ASSETS:
   Beginning of period.....................................................            439,153           1,005,774
                                                                             ------------------  ------------------
   End of period...........................................................  $         461,428   $         732,802
                                                                             ==================  ==================


                                                                                UIF CORE PLUS
                                                                                FIXED INCOME         UIF GROWTH
                                                                                  PORTFOLIO           PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $             306   $           (5,126)
   Net realized gain (loss) on security transactions.......................                 56                5,742
   Net realized gain distributions.........................................                 --               19,476
   Change in unrealized appreciation (depreciation) during the period......              1,528               (8,752)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              1,890               11,340
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             12,412                   --
   Net transfers...........................................................                 --              (10,298)
   Surrenders for benefit payments and fees................................               (712)              (8,852)
   Other transactions......................................................                 --                    1
   Death benefits..........................................................                 --              (14,097)
   Net annuity transactions................................................                 --                   --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             11,700              (33,246)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................             13,590              (21,906)

NET ASSETS:
   Beginning of period.....................................................             31,013              275,252
                                                                             ------------------  -------------------
   End of period...........................................................  $          44,603   $          253,346
                                                                             ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-96

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-97

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------





                                                                                                    INVESCO V.I.
                                                                                 UIF MID CAP       AMERICAN VALUE
                                                                              GROWTH PORTFOLIO          FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (35,851)  $          (12,217)
   Net realized gain (loss) on security transactions.......................            218,578              116,852
   Net realized gain distributions.........................................            317,982               73,969
   Change in unrealized appreciation (depreciation) during the period......           (536,687)            (119,033)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            (35,978)              59,571
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             10,414                3,070
   Net transfers...........................................................            (15,984)            (147,997)
   Surrenders for benefit payments and fees................................           (244,906)             (92,017)
   Other transactions......................................................                 --                   --
   Death benefits..........................................................             (9,128)                (893)
   Net annuity transactions................................................            (17,589)                  --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (277,193)            (237,837)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................           (313,171)            (178,266)

NET ASSETS:
   Beginning of period.....................................................          2,321,328            1,067,146
                                                                             ------------------  -------------------
   End of period...........................................................  $       2,008,157   $          888,880
                                                                             ==================  ===================



                                                                                                       BLACKROCK
                                                                              MORGAN STANLEY --         CAPITAL
                                                                               MID CAP GROWTH        APPRECIATION
                                                                                  PORTFOLIO            V.I. FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          (3,046)   $          (5,166)
   Net realized gain (loss) on security transactions.......................               8,382               43,315
   Net realized gain distributions.........................................              15,199               96,506
   Change in unrealized appreciation (depreciation) during the period......             (29,783)             (90,107)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              (9,248)              44,548
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................            (117,501)            (286,093)
   Surrenders for benefit payments and fees................................              (5,427)             (63,790)
   Other transactions......................................................                  --                   69
   Death benefits..........................................................                  --              (17,294)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (122,928)            (367,108)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (132,176)            (322,560)

NET ASSETS:
   Beginning of period.....................................................             283,325              919,749
                                                                             -------------------  -------------------
   End of period...........................................................   $         151,149    $         597,189
                                                                             ===================  ===================

                                                                              COLUMBIA VARIABLE
                                                                                PORTFOLIO --
                                                                                   MARSICO         COLUMBIA VARIABLE
                                                                                INTERNATIONAL        PORTFOLIO --
                                                                                OPPORTUNITIES       MARSICO FOCUSED
                                                                                    FUND             EQUITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (166,138)   $        (127,176)
   Net realized gain (loss) on security transactions.......................             571,069              562,502
   Net realized gain distributions.........................................                  --            1,220,517
   Change in unrealized appreciation (depreciation) during the period......          (1,010,440)            (925,412)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            (605,509)             730,431
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              15,849                2,904
   Net transfers...........................................................             326,805             (343,449)
   Surrenders for benefit payments and fees................................          (1,424,611)          (1,806,951)
   Other transactions......................................................                (659)                  17
   Death benefits..........................................................             (81,354)             (21,370)
   Net annuity transactions................................................              18,717               68,631
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,145,253)          (2,100,218)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (1,750,762)          (1,369,787)

NET ASSETS:
   Beginning of period.....................................................           8,926,475            8,678,906
                                                                             -------------------  -------------------
   End of period...........................................................  $        7,175,713    $       7,309,119
                                                                             ===================  ===================



                                                                                                   COLUMBIA VARIABLE
                                                                              COLUMBIA VARIABLE      PORTFOLIO --
                                                                             PORTFOLIO -- ASSET         MARSICO
                                                                               ALLOCATION FUND        GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................   $          19,148   $        (125,334)
   Net realized gain (loss) on security transactions.......................             (16,238)            758,764
   Net realized gain distributions.........................................              78,306             961,724
   Change in unrealized appreciation (depreciation) during the period......             170,306          (1,158,828)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             251,522             436,326
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --              29,299
   Net transfers...........................................................             (52,456)           (243,377)
   Surrenders for benefit payments and fees................................            (448,463)           (993,937)
   Other transactions......................................................                  69              (2,011)
   Death benefits..........................................................            (192,596)           (143,004)
   Net annuity transactions................................................              (5,090)              3,778
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (698,536)         (1,349,252)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................            (447,014)           (912,926)

NET ASSETS:
   Beginning of period.....................................................           3,713,728           7,084,761
                                                                             -------------------  ------------------
   End of period...........................................................   $       3,266,714   $       6,171,835
                                                                             ===================  ==================



                                                                              COLUMBIA VARIABLE    COLUMBIA VARIABLE
                                                                                PORTFOLIO --         PORTFOLIO --
                                                                                MARSICO 21ST           DIVIDEND
                                                                                CENTURY FUND       OPPORTUNITY FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (40,809)   $        (206,909)
   Net realized gain (loss) on security transactions.......................             254,707              482,229
   Net realized gain distributions.........................................              83,857                   --
   Change in unrealized appreciation (depreciation) during the period......            (166,751)             456,496
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             131,004              731,816
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              12,500               26,202
   Net transfers...........................................................            (191,518)            (154,776)
   Surrenders for benefit payments and fees................................            (223,951)          (1,290,946)
   Other transactions......................................................                  --                  (20)
   Death benefits..........................................................             (59,409)             (57,841)
   Net annuity transactions................................................               9,731               42,009
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (452,647)          (1,435,372)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (321,643)            (703,556)

NET ASSETS:
   Beginning of period.....................................................           2,218,996           10,069,242
                                                                             -------------------  -------------------
   End of period...........................................................  $        1,897,353    $       9,365,686
                                                                             ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-98

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-99

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                COLUMBIA VARIABLE    COLUMBIA VARIABLE
                                                                               PORTFOLIO -- INCOME     PORTFOLIO --
                                                                                  OPPORTUNITIES       MID CAP GROWTH
                                                                                      FUND           OPPORTUNITY FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $       (173,218)   $        (198,284)
   Net realized gain (loss) on security transactions.........................            (98,972)             358,628
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........            453,006              293,324
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            180,816              453,668
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             27,704               29,584
   Net transfers.............................................................            (80,886)            (280,467)
   Surrenders for benefit payments and fees..................................         (1,425,073)          (1,153,424)
   Other transactions........................................................               (167)              (1,793)
   Death benefits............................................................           (192,301)             (96,284)
   Net annuity transactions..................................................             62,628               33,704
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,608,095)          (1,468,680)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................         (1,427,279)          (1,015,012)

NET ASSETS:
   Beginning of period.......................................................          9,087,876            9,966,805
                                                                               -------------------  ------------------
   End of period.............................................................   $      7,660,597    $       8,951,793
                                                                               ===================  ==================

                                                                                  OPPENHEIMER
                                                                                    CAPITAL
                                                                                 APPRECIATION          OPPENHEIMER
                                                                                    FUND/VA          GLOBAL FUND/VA
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (10,008)  $         (52,118)
   Net realized gain (loss) on security transactions.........................             25,854             398,338
   Net realized gain distributions...........................................             16,976             319,142
   Change in unrealized appreciation (depreciation) during the period........             65,154            (634,978)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             97,976              30,384
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 49              20,175
   Net transfers.............................................................            337,776             (43,368)
   Surrenders for benefit payments and fees..................................            (84,061)           (520,876)
   Other transactions........................................................                  2                  10
   Death benefits............................................................                 --            (120,407)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            253,766            (664,466)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            351,742            (634,082)

NET ASSETS:
   Beginning of period.......................................................            697,834           7,345,651
                                                                               ------------------  ------------------
   End of period.............................................................  $       1,049,576   $       6,711,569
                                                                               ==================  ==================

                                                                                                      OPPENHEIMER
                                                                                   OPPENHEIMER        MAIN STREET
                                                                                   MAIN STREET         SMALL CAP
                                                                                   FUND(R)/VA           FUND/VA
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (9,326)  $         (56,643)
   Net realized gain (loss) on security transactions.........................            268,056             695,478
   Net realized gain distributions...........................................             21,534             829,334
   Change in unrealized appreciation (depreciation) during the period........           (205,275)           (893,024)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             74,989             575,145
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              6,837              40,654
   Net transfers.............................................................           (224,429)           (373,579)
   Surrenders for benefit payments and fees..................................           (360,003)           (573,944)
   Other transactions........................................................                 --                  (5)
   Death benefits............................................................             (2,034)            (65,328)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (579,629)           (972,202)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (504,640)           (397,057)

NET ASSETS:
   Beginning of period.......................................................          1,276,256           6,526,667
                                                                               ------------------  ------------------
   End of period.............................................................  $         771,616   $       6,129,610
                                                                               ==================  ==================


                                                                                   OPPENHEIMER           PUTNAM VT
                                                                                  EQUITY INCOME         DIVERSIFIED
                                                                                     FUND/VA            INCOME FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          (1,170)  $       1,224,733
   Net realized gain (loss) on security transactions.........................              14,599             212,923
   Net realized gain distributions...........................................              10,342                  --
   Change in unrealized appreciation (depreciation) during the period........              (1,500)         (1,607,025)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              22,271            (169,369)
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................               3,774             170,086
   Net transfers.............................................................             132,105            (205,208)
   Surrenders for benefit payments and fees..................................             (74,095)         (2,680,097)
   Other transactions........................................................                  --                 (10)
   Death benefits............................................................                  --            (210,729)
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....              61,784          (2,925,958)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................              84,055          (3,095,327)

NET ASSETS:
   Beginning of period.......................................................             251,413          20,076,797
                                                                               -------------------  ------------------
   End of period.............................................................   $         335,468   $      16,981,470
                                                                               ===================  ==================


                                                                                   PUTNAM VT            PUTNAM VT
                                                                                 GLOBAL ASSET         INTERNATIONAL
                                                                                ALLOCATION FUND        VALUE FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           8,923    $            (508)
   Net realized gain (loss) on security transactions.........................            112,475                4,361
   Net realized gain distributions...........................................             37,567                   --
   Change in unrealized appreciation (depreciation) during the period........           (114,282)             (28,302)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........             44,683              (24,449)
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                500                   --
   Net transfers.............................................................           (263,606)               2,022
   Surrenders for benefit payments and fees..................................           (302,907)             (22,847)
   Other transactions........................................................                 --                   --
   Death benefits............................................................                 --                 (725)
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (566,013)             (21,550)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (521,330)             (45,999)

NET ASSETS:
   Beginning of period.......................................................            996,265              244,253
                                                                               ------------------  -------------------
   End of period.............................................................  $         474,935    $         198,254
                                                                               ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-100

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-101

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                  PUTNAM VT            PUTNAM VT
                                                                                INTERNATIONAL          SMALL CAP
                                                                                 EQUITY FUND          VALUE FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (3,911)  $          (13,839)
   Net realized gain (loss) on security transactions.......................              24,894              425,008
   Net realized gain distributions.........................................                  --              287,883
   Change in unrealized appreciation (depreciation) during the period......             (61,473)            (713,399)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             (40,490)             (14,347)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   14
   Net transfers...........................................................              19,731             (692,470)
   Surrenders for benefit payments and fees................................            (134,614)          (1,459,353)
   Other transactions......................................................                  --                   --
   Death benefits..........................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (114,883)          (2,151,809)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (155,373)          (2,166,156)

NET ASSETS:
   Beginning of period.....................................................             576,510            2,440,595
                                                                             -------------------  -------------------
   End of period...........................................................  $          421,137   $          274,439
                                                                             ===================  ===================

                                                                                                       JPMORGAN
                                                                                                    INSURANCE TRUST
                                                                                  PUTNAM VT            CORE BOND
                                                                                VOYAGER FUND        PORTFOLIO -- 1
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................   $           1,718   $       1,454,609
   Net realized gain (loss) on security transactions.......................             200,991             157,301
   Net realized gain distributions.........................................              48,441                  --
   Change in unrealized appreciation (depreciation) during the period......             (21,156)            408,044
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             229,994           2,019,954
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              16,009             172,275
   Net transfers...........................................................             (49,914)            834,155
   Surrenders for benefit payments and fees................................            (198,959)        (12,931,776)
   Other transactions......................................................                   3                (266)
   Death benefits..........................................................             (28,717)         (1,570,991)
   Net annuity transactions................................................                  --             194,287
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (261,578)        (13,302,316)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................             (31,584)        (11,282,362)

NET ASSETS:
   Beginning of period.....................................................           2,471,029          65,170,524
                                                                             -------------------  ------------------
   End of period...........................................................   $       2,439,445   $      53,888,162
                                                                             ===================  ==================

                                                                                  JPMORGAN             JPMORGAN
                                                                               INSURANCE TRUST      INSURANCE TRUST
                                                                                 U.S. EQUITY       INTREPID MID CAP
                                                                               PORTFOLIO -- 1       PORTFOLIO -- 1
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (42,682)   $         (83,447)
   Net realized gain (loss) on security transactions.......................             842,025              575,346
   Net realized gain distributions.........................................                  --            1,164,743
   Change in unrealized appreciation (depreciation) during the period......             (59,652)            (549,551)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             739,691            1,107,091
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              56,587               12,415
   Net transfers...........................................................             384,723             (220,702)
   Surrenders for benefit payments and fees................................          (1,494,975)          (1,888,840)
   Other transactions......................................................                 656                  431
   Death benefits..........................................................            (183,938)            (156,645)
   Net annuity transactions................................................              22,882                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,214,065)          (2,253,341)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (474,374)          (1,146,250)

NET ASSETS:
   Beginning of period.....................................................           7,175,293            9,333,904
                                                                             -------------------  -------------------
   End of period...........................................................  $        6,700,919    $       8,187,654
                                                                             ===================  ===================

                                                                                  JPMORGAN            JPMORGAN
                                                                               INSURANCE TRUST     INSURANCE TRUST
                                                                                EQUITY INDEX       INTREPID GROWTH
                                                                               PORTFOLIO -- 1      PORTFOLIO -- 1
                                                                              SUB-ACCOUNT (37)    SUB-ACCOUNT (38)
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          79,614   $          (23,403)
   Net realized gain (loss) on security transactions.......................          7,964,304            1,682,384
   Net realized gain distributions.........................................          2,037,475                   --
   Change in unrealized appreciation (depreciation) during the period......         (7,699,295)          (1,225,556)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          2,382,098              433,425
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................            153,136                1,401
   Net transfers...........................................................        (25,584,369)          (3,650,049)
   Surrenders for benefit payments and fees................................         (4,715,361)            (441,017)
   Other transactions......................................................                698                   51
   Death benefits..........................................................           (798,824)             (36,000)
   Net annuity transactions................................................             (2,280)                  (2)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (30,947,000)          (4,125,616)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................        (28,564,902)          (3,692,191)

NET ASSETS:
   Beginning of period.....................................................         28,564,902            3,692,191
                                                                             ------------------  -------------------
   End of period...........................................................  $              --   $               --
                                                                             ==================  ===================

                                                                                  JPMORGAN             JPMORGAN
                                                                               INSURANCE TRUST      INSURANCE TRUST
                                                                               MID CAP GROWTH        MID CAP VALUE
                                                                               PORTFOLIO -- 1       PORTFOLIO -- 1
                                                                              SUB-ACCOUNT (39)        SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (118,662)  $         (45,354)
   Net realized gain (loss) on security transactions.......................             484,928            (226,716)
   Net realized gain distributions.........................................           2,355,205             299,406
   Change in unrealized appreciation (depreciation) during the period......          (2,106,137)            634,761
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             615,334             662,097
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              38,609              33,276
   Net transfers...........................................................          (7,313,440)            (91,467)
   Surrenders for benefit payments and fees................................          (1,818,079)         (1,411,883)
   Other transactions......................................................                 215                 106
   Death benefits..........................................................            (134,059)           (115,351)
   Net annuity transactions................................................              (1,009)             22,166
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (9,227,763)         (1,563,153)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................          (8,612,429)           (901,056)

NET ASSETS:
   Beginning of period.....................................................           8,612,429           6,014,616
                                                                             -------------------  ------------------
   End of period...........................................................   $              --   $       5,113,560
                                                                             ===================  ==================

(37) Effective December 12, 2014 JPMorgan Insurance Trust Equity Index Portfolio -- 1 was liquidated.

(38) Effective December 12, 2014 JPMorgan Insurance Trust Intrepid Growth Portfolio -- 1 was liquidated.

(39) Effective December 12, 2014 JPMorgan Insurance Trust Mid Cap Growth Portfolio -- 1 was liquidated.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-102

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-103

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                                  PUTNAM VT
                                                                                   EQUITY                PIMCO
                                                                                 INCOME FUND      ALL ASSET PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $              225    $           7,534
   Net realized gain (loss) on security transactions.......................                 237                  102
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......              12,661               (7,920)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              13,123                 (284)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................             106,637                1,850
   Surrenders for benefit payments and fees................................                (861)              (2,863)
   Other transactions......................................................                   1                   --
   Death benefits..........................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             105,777               (1,013)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             118,900               (1,297)

NET ASSETS:
   Beginning of period.....................................................              63,117              166,670
                                                                             -------------------  -------------------
   End of period...........................................................  $          182,017    $         165,373
                                                                             ===================  ===================

                                                                                                     PIMCO GLOBAL
                                                                                                      MULTI-ASSET
                                                                                  PIMCO EQS             MANAGED
                                                                                 PATHFINDER           ALLOCATION
                                                                                  PORTFOLIO            PORTFOLIO
                                                                                 SUB-ACCOUNT       SUB-ACCOUNT (40)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (4,377)   $             152
   Net realized gain (loss) on security transactions.......................              53,639                  (44)
   Net realized gain distributions.........................................               8,147                   --
   Change in unrealized appreciation (depreciation) during the period......             (54,778)                 367
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               2,631                  475
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................            (218,543)               2,647
   Surrenders for benefit payments and fees................................             (55,520)                (889)
   Other transactions......................................................                   5                   --
   Death benefits..........................................................             (15,424)                  --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (289,482)               1,758
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (286,851)               2,233

NET ASSETS:
   Beginning of period.....................................................             799,977               12,126
                                                                             -------------------  -------------------
   End of period...........................................................  $          513,126    $          14,359
                                                                             ===================  ===================




                                                                               JENNISON 20/20          JENNISON
                                                                               FOCUS PORTFOLIO         PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (1,921)   $          (2,782)
   Net realized gain (loss) on security transactions.......................              31,244                9,359
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             (21,704)               5,165
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               7,619               11,742
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................             (36,093)              (2,811)
   Surrenders for benefit payments and fees................................             (30,667)             (15,970)
   Other transactions......................................................                  --                   (4)
   Death benefits..........................................................                  --               (3,898)
   Net annuity transactions................................................                  --               (9,492)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (66,760)             (32,175)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             (59,141)             (20,433)

NET ASSETS:
   Beginning of period.....................................................             144,028              171,440
                                                                             -------------------  -------------------
   End of period...........................................................  $           84,887    $         151,007
                                                                             ===================  ===================


                                                                                                      PRUDENTIAL
                                                                                                        SERIES
                                                                                 PRUDENTIAL          INTERNATIONAL
                                                                               VALUE PORTFOLIO     GROWTH PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (1,123)   $            (233)
   Net realized gain (loss) on security transactions.......................               4,688               (1,040)
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......               1,736                  132
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               5,301               (1,141)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................                  --                   --
   Surrenders for benefit payments and fees................................             (13,185)                (373)
   Other transactions......................................................                  --                   --
   Death benefits..........................................................                  --                   --
   Net annuity transactions................................................              (1,783)                  --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (14,968)                (373)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              (9,667)              (1,514)

NET ASSETS:
   Beginning of period.....................................................              73,096               15,201
                                                                             -------------------  -------------------
   End of period...........................................................  $           63,429    $          13,687
                                                                             ===================  ===================



                                                                                 CLEARBRIDGE          CLEARBRIDGE
                                                                               VARIABLE EQUITY     VARIABLE ALL CAP
                                                                              INCOME PORTFOLIO      VALUE PORTFOLIO
                                                                                 SUB-ACCOUNT       SUB-ACCOUNT (41)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $              757   $          118,900
   Net realized gain (loss) on security transactions.......................                 592             (432,960)
   Net realized gain distributions.........................................                  --              388,530
   Change in unrealized appreciation (depreciation) during the period......               4,446              (27,687)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               5,795               46,783
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................              49,191             (583,053)
   Surrenders for benefit payments and fees................................             (18,874)             (73,448)
   Other transactions......................................................                  --                    1
   Death benefits..........................................................                  --                   --
   Net annuity transactions................................................                  --              (48,937)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              30,317             (705,437)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              36,112             (658,654)

NET ASSETS:
   Beginning of period.....................................................              43,742              658,654
                                                                             -------------------  -------------------
   End of period...........................................................  $           79,854   $               --
                                                                             ===================  ===================

(40)  Formerly PIMCO Global Multi-Asset Portfolio. Change effective April 30,
      2014.

(41) Effective December 5, 2014 Clearbridge Variable All Cap Value Portfolio merged with Clearbridge Variable Large Cap Value Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-104

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-105

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                WESTERN ASSET         CLEARBRIDGE
                                                                               VARIABLE GLOBAL      VARIABLE LARGE
                                                                                 HIGH YIELD            CAP VALUE
                                                                               BOND PORTFOLIO          PORTFOLIO
                                                                                 SUB-ACCOUNT       SUB-ACCOUNT (41)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $           2,768   $           10,846
   Net realized gain (loss) on security transactions.......................                 880               13,879
   Net realized gain distributions.........................................                  --               51,180
   Change in unrealized appreciation (depreciation) during the period......              (4,339)             (59,118)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........                (691)              16,787
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................                 800              585,319
   Surrenders for benefit payments and fees................................             (12,072)             (38,156)
   Other transactions......................................................                  --                   --
   Death benefits..........................................................                  --                   --
   Net annuity transactions................................................                  --               43,187
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (11,272)             590,350
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             (11,963)             607,137

NET ASSETS:
   Beginning of period.....................................................              59,494              240,740
                                                                             -------------------  -------------------
   End of period...........................................................   $          47,531   $          847,877
                                                                             ===================  ===================


                                                                                INVESCO V.I.
                                                                                 GROWTH AND          INVESCO V.I.
                                                                                 INCOME FUND         COMSTOCK FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (1,856)   $          (3,865)
   Net realized gain (loss) on security transactions.......................             147,731               34,742
   Net realized gain distributions.........................................             185,291                   --
   Change in unrealized appreciation (depreciation) during the period......            (192,988)              (3,278)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             138,178               27,599
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 192                   --
   Net transfers...........................................................              (8,225)                (413)
   Surrenders for benefit payments and fees................................            (269,037)            (145,029)
   Other transactions......................................................                   3                   --
   Death benefits..........................................................             (24,236)                  --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (301,303)            (145,442)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (163,125)            (117,843)

NET ASSETS:
   Beginning of period.....................................................           1,807,129              461,999
                                                                             -------------------  -------------------
   End of period...........................................................  $        1,644,004    $         344,156
                                                                             ===================  ===================


                                                                                INVESCO V.I.         INVESCO V.I.
                                                                                  AMERICAN              MID CAP
                                                                               FRANCHISE FUND         GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (400,467)   $         (77,290)
   Net realized gain (loss) on security transactions.......................           1,943,401              433,706
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......            (280,577)            (184,814)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           1,262,357              171,602
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             148,860               67,773
   Net transfers...........................................................             534,411              472,158
   Surrenders for benefit payments and fees................................          (4,898,655)          (1,068,838)
   Other transactions......................................................               1,675                1,178
   Death benefits..........................................................            (294,820)              (4,554)
   Net annuity transactions................................................               7,169                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (4,501,360)            (532,283)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (3,239,003)            (360,681)

NET ASSETS:
   Beginning of period.....................................................          23,661,515            4,006,422
                                                                             -------------------  -------------------
   End of period...........................................................  $       20,422,512    $       3,645,741
                                                                             ===================  ===================

                                                                                 WELLS FARGO          WELLS FARGO
                                                                                ADVANTAGE VT         ADVANTAGE VT
                                                                                 INDEX ASSET         TOTAL RETURN
                                                                               ALLOCATION FUND         BOND FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $              (75)   $               2
   Net realized gain (loss) on security transactions.......................                 240                    1
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......               3,341                  706
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               3,506                  709
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 120                  120
   Net transfers...........................................................                  --                   --
   Surrenders for benefit payments and fees................................                (864)                 (49)
   Other transactions......................................................                  --                    1
   Death benefits..........................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..                (744)                  72
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................               2,762                  781

NET ASSETS:
   Beginning of period.....................................................              22,832               16,990
                                                                             -------------------  -------------------
   End of period...........................................................  $           25,594    $          17,771
                                                                             ===================  ===================

                                                                                 WELLS FARGO          WELLS FARGO
                                                                                ADVANTAGE VT         ADVANTAGE VT
                                                                                  INTRINSIC          INTERNATIONAL
                                                                                 VALUE FUND           EQUITY FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $             (236)  $           18,711
   Net realized gain (loss) on security transactions.......................               6,140                5,965
   Net realized gain distributions.........................................                  --               33,653
   Change in unrealized appreciation (depreciation) during the period......              (3,323)            (158,695)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               2,581             (100,366)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                1,667
   Net transfers...........................................................                (951)              47,563
   Surrenders for benefit payments and fees................................             (13,325)            (202,151)
   Other transactions......................................................                  --                    7
   Death benefits..........................................................                  --              (29,097)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (14,276)            (182,011)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             (11,695)            (282,377)

NET ASSETS:
   Beginning of period.....................................................              36,566            1,533,961
                                                                             -------------------  -------------------
   End of period...........................................................  $           24,871   $        1,251,584
                                                                             ===================  ===================

(41) Effective December 5, 2014 Clearbridge Variable All Cap Value Portfolio merged with Clearbridge Variable Large Cap Value Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-106

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-107

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                                   WELLS FARGO
                                                                                  ADVANTAGE VT          WELLS FARGO
                                                                                    SMALL CAP          ADVANTAGE VT
                                                                                   GROWTH FUND        DISCOVERY FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (27,539)  $             (95)
   Net realized gain (loss) on security transactions.........................             182,356                  59
   Net realized gain distributions...........................................             149,069                 906
   Change in unrealized appreciation (depreciation) during the period........            (377,339)               (944)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             (73,453)                (74)
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 544                  --
   Net transfers.............................................................             122,096                  --
   Surrenders for benefit payments and fees..................................            (526,520)                (52)
   Other transactions........................................................                 (27)                  1
   Death benefits............................................................             (36,617)                 --
   Net annuity transactions..................................................                (634)                 --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (441,158)                (51)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................            (514,611)               (125)

NET ASSETS:
   Beginning of period.......................................................           1,790,728               7,313
                                                                               -------------------  ------------------
   End of period.............................................................   $       1,276,117   $           7,188
                                                                               ===================  ==================



                                                                                  WELLS FARGO
                                                                                 ADVANTAGE VT          WELLS FARGO
                                                                                   SMALL CAP          ADVANTAGE VT
                                                                                  VALUE FUND        OPPORTUNITY FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (126,415)   $        (121,914)
   Net realized gain (loss) on security transactions.........................            861,796              666,794
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........           (335,699)             285,034
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            399,682              829,914
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             46,221               75,435
   Net transfers.............................................................            136,947             (363,544)
   Surrenders for benefit payments and fees..................................         (1,631,469)            (869,037)
   Other transactions........................................................                146                    6
   Death benefits............................................................           (230,686)            (120,739)
   Net annuity transactions..................................................               (457)                  --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,679,298)          (1,277,879)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (1,279,616)            (447,965)

NET ASSETS:
   Beginning of period.......................................................         11,361,676           10,026,795
                                                                               ------------------  -------------------
   End of period.............................................................  $      10,082,060    $       9,578,830
                                                                               ==================  ===================



                                                                                                       HIMCO VIT
                                                                                    HIMCO VIT          PORTFOLIO
                                                                                   INDEX FUND      DIVERSIFIER FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                                    (19)(42)           (31)(42)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (16,932)  $            (394)
   Net realized gain (loss) on security transactions.........................             31,397             (21,788)
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........            659,972          (1,121,967)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            674,437          (1,144,149)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --               3,054
   Net transfers.............................................................          7,589,873          47,571,137
   Surrenders for benefit payments and fees..................................            (30,892)           (422,209)
   Other transactions........................................................                  1                 (25)
   Death benefits............................................................                 --             (36,654)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          7,558,982          47,115,303
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          8,233,419          45,971,154

NET ASSETS:
   Beginning of period.......................................................                 --                  --
                                                                               ------------------  ------------------
   End of period.............................................................  $       8,233,419   $      45,971,154
                                                                               ==================  ==================

                                                                                                         HIMCO VIT
                                                                                    HIMCO VIT         AMERICAN FUNDS
                                                                                 AMERICAN FUNDS          BLUE CHIP
                                                                                ASSET ALLOCATION        INCOME AND
                                                                                      FUND              GROWTH FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                                    (20)(42)             (21)(42)
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (50,361)  $         (27,047)
   Net realized gain (loss) on security transactions.........................               7,458              15,499
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........             688,151             570,594
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             645,248             559,046
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              66,178              47,500
   Net transfers.............................................................          13,681,439           7,773,280
   Surrenders for benefit payments and fees..................................            (136,763)           (137,795)
   Other transactions........................................................                  (6)                 (2)
   Death benefits............................................................             (11,109)               (839)
   Net annuity transactions..................................................                  --              36,497
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          13,599,739           7,718,641
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          14,244,987           8,277,687

NET ASSETS:
   Beginning of period.......................................................                  --                  --
                                                                               -------------------  ------------------
   End of period.............................................................   $      14,244,987   $       8,277,687
                                                                               ===================  ==================



                                                                                   HIMCO VIT           HIMCO VIT
                                                                                AMERICAN FUNDS      AMERICAN FUNDS
                                                                                   BOND FUND       GLOBAL BOND FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                                   (22)(42)            (23)(42)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (90,514)  $         (10,474)
   Net realized gain (loss) on security transactions.........................             (1,630)             (2,683)
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........             30,807             (82,730)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            (61,337)            (95,887)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             33,141               4,234
   Net transfers.............................................................         29,382,164           3,249,132
   Surrenders for benefit payments and fees..................................           (477,575)            (28,432)
   Other transactions........................................................                 14                  --
   Death benefits............................................................            (63,636)             (4,321)
   Net annuity transactions..................................................             30,052                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         28,904,160           3,220,613
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         28,842,823           3,124,726

NET ASSETS:
   Beginning of period.......................................................                 --                  --
                                                                               ------------------  ------------------
   End of period.............................................................  $      28,842,823   $       3,124,726
                                                                               ==================  ==================

(19) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(20) Effective October 20, 2014 American Funds Asset Allocation HLS Fund merged with HIMCO VIT American Funds Asset Allocation Fund.

(21) Effective October 20, 2014 American Funds Blue Chip Income and Growth HLS Fund merged with HIMCO VIT American Funds Blue Chip Income and Growth Fund.

(22) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.

(23) Effective October 20, 2014 American Funds Global Bond HLS Fund merged with HIMCO VIT American Funds Global Bond Fund.

(31) Effective October 20, 2014 Hartford Portfolio Diversifier HLS Fund merged with HIMCO VIT Portfolio Diversifier Fund.

(42)  Funded as of October 17, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-108

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-109

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                  HIMCO VIT            HIMCO VIT
                                                                               AMERICAN FUNDS       AMERICAN FUNDS
                                                                              GLOBAL GROWTH AND      GLOBAL GROWTH
                                                                                 INCOME FUND             FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                                  (24)(42)             (25)(42)
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $         (36,723)   $         (9,425)
   Net realized gain (loss) on security transactions........................             18,617               6,941
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......            666,042             182,618
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........            647,936             180,134
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................             70,525                 362
   Net transfers............................................................         10,576,924           2,713,532
   Surrenders for benefit payments and fees.................................           (274,727)            (50,510)
   Other transactions.......................................................                 (6)                 (4)
   Death benefits...........................................................            (42,758)            (32,852)
   Net annuity transactions.................................................                 --               7,625
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...         10,329,958           2,638,153
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................         10,977,894           2,818,287

NET ASSETS:
   Beginning of period......................................................                 --                  --
                                                                              ------------------  ------------------
   End of period............................................................  $      10,977,894    $      2,818,287
                                                                              ==================  ==================

                                                                                   HIMCO VIT
                                                                                AMERICAN FUNDS          HIMCO VIT
                                                                                 GLOBAL SMALL        AMERICAN FUNDS
                                                                              CAPITALIZATION FUND      GROWTH FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                                   (26)(42)             (27)(42)
                                                                              -------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................   $         (28,972)  $        (181,780)
   Net realized gain (loss) on security transactions........................               7,566              83,845
   Net realized gain distributions..........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period.......             541,648           4,635,217
                                                                              -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........             520,242           4,537,282
                                                                              -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................               5,464              81,895
   Net transfers............................................................           8,407,722          54,491,248
   Surrenders for benefit payments and fees.................................            (104,099)           (729,232)
   Other transactions.......................................................                 (39)                 99
   Death benefits...........................................................                  --            (112,627)
   Net annuity transactions.................................................              17,113             162,751
                                                                              -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...           8,326,161          53,894,134
                                                                              -------------------  ------------------
   Net increase (decrease) in net assets....................................           8,846,403          58,431,416

NET ASSETS:
   Beginning of period......................................................                  --                  --
                                                                              -------------------  ------------------
   End of period............................................................   $       8,846,403   $      58,431,416
                                                                              ===================  ==================

                                                                                  HIMCO VIT
                                                                               AMERICAN FUNDS          HIMCO VIT
                                                                                GROWTH-INCOME       AMERICAN FUNDS
                                                                                    FUND          INTERNATIONAL FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                                  (28)(42)             (29)(42)
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $         (96,341)   $       (112,489)
   Net realized gain (loss) on security transactions........................             63,082              28,397
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......          2,188,798           1,043,223
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........          2,155,539             959,131
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................             27,833              35,539
   Net transfers............................................................         29,239,964          35,401,615
   Surrenders for benefit payments and fees.................................           (533,579)           (422,767)
   Other transactions.......................................................                (88)                101
   Death benefits...........................................................            (50,510)            (64,683)
   Net annuity transactions.................................................            144,788              20,653
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...         28,828,408          34,970,458
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................         30,983,947          35,929,589

NET ASSETS:
   Beginning of period......................................................                 --                  --
                                                                              ------------------  ------------------
   End of period............................................................  $      30,983,947    $     35,929,589
                                                                              ==================  ==================


                                                                                  HIMCO VIT
                                                                               AMERICAN FUNDS
                                                                               NEW WORLD FUND
                                                                                 SUB-ACCOUNT
                                                                                  (30)(42)
                                                                              ------------------
OPERATIONS:
   Net investment income (loss).............................................  $         (20,780)
   Net realized gain (loss) on security transactions........................              3,775
   Net realized gain distributions..........................................                 --
   Change in unrealized appreciation (depreciation) during the period.......           (138,679)
                                                                              ------------------
   Net increase (decrease) in net assets resulting from operations..........           (155,684)
                                                                              ------------------

UNIT TRANSACTIONS:
   Purchases................................................................                  2
   Net transfers............................................................          5,808,306
   Surrenders for benefit payments and fees.................................            (86,697)
   Other transactions.......................................................                 --
   Death benefits...........................................................            (12,337)
   Net annuity transactions.................................................                 --
                                                                              ------------------
   Net increase (decrease) in net assets resulting from unit transactions...          5,709,274
                                                                              ------------------
   Net increase (decrease) in net assets....................................          5,553,590

NET ASSETS:
   Beginning of period......................................................                 --
                                                                              ------------------
   End of period............................................................  $       5,553,590
                                                                              ==================

(24) Effective October 20, 2014 American Funds Global Growth and Income HLS Fund merged with HIMCO VIT American Funds Global Growth and Income Fund.

(25) Effective October 20, 2014 American Funds Global Growth HLS Fund merged with HIMCO VIT American Funds Global Growth Fund.

(26) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.

(27) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(28) Effective October 20, 2014 American Funds Growth-Income HLS Fund merged with HIMCO VIT American Funds Growth-Income Fund.

(29) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.

(30) Effective October 20, 2014 American Funds New World HLS Fund merged with HIMCO VIT American Funds New World Fund.

(42)  Funded as of October 17, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-110

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-111

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------




                                                                              AMERICAN CENTURY     AMERICAN CENTURY
                                                                                VP VALUE FUND       VP GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           19,420    $            (302)
   Net realized gain (loss) on security transactions.......................             163,260                2,675
   Net realized gain distributions.........................................                  --                   63
   Change in unrealized appreciation (depreciation) during the period......             472,546               13,899
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             655,226               16,335
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             191,736                5,491
   Net transfers...........................................................            (417,476)              50,013
   Surrenders for benefit payments and fees................................            (245,688)             (21,183)
   Other transactions......................................................               1,107                   --
   Death benefits..........................................................             (50,852)                  --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (521,173)              34,321
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             134,053               50,656

NET ASSETS:
   Beginning of period.....................................................           2,311,580               33,604
                                                                             -------------------  -------------------
   End of period...........................................................  $        2,445,633    $          84,260
                                                                             ===================  ===================

                                                                              ALLIANCEBERNSTEIN
                                                                                VPS BALANCED       ALLIANCEBERNSTEIN
                                                                               WEALTH STRATEGY     VPS INTERNATIONAL
                                                                                  PORTFOLIO         VALUE PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           41,837    $         319,887
   Net realized gain (loss) on security transactions.......................             175,394               99,113
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             481,598            1,040,051
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             698,829            1,459,051
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              57,633               68,482
   Net transfers...........................................................           1,080,847             (694,345)
   Surrenders for benefit payments and fees................................            (472,183)            (870,121)
   Other transactions......................................................                  16                  (10)
   Death benefits..........................................................             (17,479)             (99,068)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             648,834           (1,595,062)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................           1,347,663             (136,011)

NET ASSETS:
   Beginning of period.....................................................           4,612,246            7,847,078
                                                                             -------------------  -------------------
   End of period...........................................................  $        5,959,909    $       7,711,067
                                                                             ===================  ===================


                                                                              ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN
                                                                              VPS SMALL/MID-CAP        VPS VALUE
                                                                               VALUE PORTFOLIO         PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (26,985)  $            2,291
   Net realized gain (loss) on security transactions.......................             240,355               10,370
   Net realized gain distributions.........................................             147,453                   --
   Change in unrealized appreciation (depreciation) during the period......             313,239               64,722
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             674,062               77,383
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              19,300                   70
   Net transfers...........................................................             563,093              157,203
   Surrenders for benefit payments and fees................................            (274,352)              (9,782)
   Other transactions......................................................                   9                  330
   Death benefits..........................................................              (4,931)                  --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             303,119              147,821
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             977,181              225,204

NET ASSETS:
   Beginning of period.....................................................           1,808,494              140,850
                                                                             -------------------  -------------------
   End of period...........................................................  $        2,785,675   $          366,054
                                                                             ===================  ===================


                                                                              ALLIANCEBERNSTEIN   INVESCO V.I. VALUE
                                                                              VPS INTERNATIONAL      OPPORTUNITIES
                                                                              GROWTH PORTFOLIO           FUND
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT (1)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (12,322)  $         (131,708)
   Net realized gain (loss) on security transactions.......................              10,445           (1,260,940)
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             129,754            8,838,669
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             127,877            7,446,021
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              51,492               75,922
   Net transfers...........................................................              82,079             (451,363)
   Surrenders for benefit payments and fees................................             (63,096)          (5,918,889)
   Other transactions......................................................                  --               18,537
   Death benefits..........................................................             (54,499)            (730,647)
   Net annuity transactions................................................                  --               12,210
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              15,976           (6,994,230)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             143,853              451,791

NET ASSETS:
   Beginning of period.....................................................           1,144,972           26,765,920
                                                                             -------------------  -------------------
   End of period...........................................................  $        1,288,825   $       27,217,711
                                                                             ===================  ===================


                                                                                                     INVESCO V.I.
                                                                                INVESCO V.I.          GOVERNMENT
                                                                              CORE EQUITY FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (274,312)  $        2,904,286
   Net realized gain (loss) on security transactions.......................           5,832,013             (766,077)
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......           7,868,385          (11,407,814)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          13,426,086           (9,269,605)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             345,455            1,189,175
   Net transfers...........................................................             217,087          (12,996,184)
   Surrenders for benefit payments and fees................................         (14,384,005)         (48,543,596)
   Other transactions......................................................              13,018              133,028
   Death benefits..........................................................            (998,323)          (5,484,112)
   Net annuity transactions................................................               5,014               13,896
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (14,801,754)         (65,687,793)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (1,375,668)         (74,957,398)

NET ASSETS:
   Beginning of period.....................................................          56,353,721          241,587,716
                                                                             -------------------  -------------------
   End of period...........................................................   $      54,978,053   $      166,630,318
                                                                             ===================  ===================

(1) Formerly Invesco Van Kampen V.I. Value Opportunities Fund. Change effective April 29, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-112

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-113

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                                    INVESCO V.I.
                                                                                INVESCO V.I.        INTERNATIONAL
                                                                               HIGH YIELD FUND       GROWTH FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $           37,843   $        (277,306)
   Net realized gain (loss) on security transactions.......................              19,272           3,391,919
   Net realized gain distributions.........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period......               1,444           6,638,638
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........              58,559           9,753,251
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --             503,436
   Net transfers...........................................................              51,278           2,205,295
   Surrenders for benefit payments and fees................................            (284,529)        (12,001,218)
   Other transactions......................................................                  (6)             57,617
   Death benefits..........................................................             (13,953)           (774,724)
   Net annuity transactions................................................               4,289                (161)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (242,921)        (10,009,755)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................            (184,362)           (256,504)

NET ASSETS:
   Beginning of period.....................................................           1,384,690          62,682,241
                                                                             -------------------  ------------------
   End of period...........................................................  $        1,200,328   $      62,425,737
                                                                             ===================  ==================


                                                                                INVESCO V.I.         INVESCO V.I.
                                                                                MID CAP CORE           SMALL CAP
                                                                                 EQUITY FUND          EQUITY FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (641,452)   $        (685,992)
   Net realized gain (loss) on security transactions.......................           3,197,138            5,204,013
   Net realized gain distributions.........................................           3,752,574              379,548
   Change in unrealized appreciation (depreciation) during the period......           6,440,385            6,820,180
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          12,748,645           11,717,749
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             372,408              262,230
   Net transfers...........................................................              (7,941)            (956,479)
   Surrenders for benefit payments and fees................................         (12,410,669)          (8,750,374)
   Other transactions......................................................              19,376               17,420
   Death benefits..........................................................            (962,232)            (512,560)
   Net annuity transactions................................................              15,652               (1,690)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (12,973,406)          (9,941,453)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (224,761)           1,776,296

NET ASSETS:
   Beginning of period.....................................................          54,019,726           38,131,991
                                                                             -------------------  -------------------
   End of period...........................................................  $       53,794,965    $      39,908,287
                                                                             ===================  ===================


                                                                                INVESCO V.I.         INVESCO V.I.
                                                                                BALANCED RISK         DIVERSIFIED
                                                                               ALLOCATION FUND       DIVIDEND FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (16,373)   $              28
   Net realized gain (loss) on security transactions.......................             172,830                   59
   Net realized gain distributions.........................................             167,735                   --
   Change in unrealized appreciation (depreciation) during the period......            (336,746)               1,594
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             (12,554)               1,681
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              21,476                   --
   Net transfers...........................................................          (1,331,025)                  --
   Surrenders for benefit payments and fees................................          (2,306,244)                (386)
   Other transactions......................................................                  11                    1
   Death benefits..........................................................              (4,234)                  --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (3,620,016)                (385)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (3,632,570)               1,296

NET ASSETS:
   Beginning of period.....................................................           8,019,261                6,221
                                                                             -------------------  -------------------
   End of period...........................................................  $        4,386,691    $           7,517
                                                                             ===================  ===================


                                                                               INVESCO V.I.       AMERICAN CENTURY
                                                                                   MONEY             VP MID CAP
                                                                                MARKET FUND          VALUE FUND
                                                                              SUB-ACCOUNT (2)        SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $        (123,068)  $              232
   Net realized gain (loss) on security transactions.......................                 --                2,247
   Net realized gain distributions.........................................                 --                1,048
   Change in unrealized appreciation (depreciation) during the period......                 --               14,072
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           (123,068)              17,599
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................            536,025                  200
   Net transfers...........................................................         46,338,058               (6,513)
   Surrenders for benefit payments and fees................................        (25,066,045)              (1,795)
   Other transactions......................................................                (17)                   1
   Death benefits..........................................................           (455,781)                  (2)
   Net annuity transactions................................................                 --                   --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         21,352,240               (8,109)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................         21,229,172                9,490

NET ASSETS:
   Beginning of period.....................................................                 --               65,223
                                                                             ------------------  -------------------
   End of period...........................................................  $      21,229,172   $           74,713
                                                                             ==================  ===================

                                                                                                    AMERICAN FUNDS
                                                                               AMERICAN FUNDS           GLOBAL
                                                                                   GLOBAL             GROWTH AND
                                                                                  BOND FUND           INCOME FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $      (1,053,597)  $          917,760
   Net realized gain (loss) on security transactions.......................           1,299,763            1,910,187
   Net realized gain distributions.........................................             754,821                   --
   Change in unrealized appreciation (depreciation) during the period......          (4,022,540)          11,317,366
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          (3,021,553)          14,145,313
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             320,465              569,540
   Net transfers...........................................................          (6,873,615)          (7,613,046)
   Surrenders for benefit payments and fees................................         (12,990,617)         (17,725,221)
   Other transactions......................................................              53,573              157,154
   Death benefits..........................................................          (1,398,715)          (1,587,824)
   Net annuity transactions................................................             112,156                1,167
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (20,776,753)         (26,198,230)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................         (23,798,306)         (12,052,917)

NET ASSETS:
   Beginning of period.....................................................          73,105,787           82,482,066
                                                                             -------------------  -------------------
   End of period...........................................................   $      49,307,481   $       70,429,149
                                                                             ===================  ===================

(2)   Funded as of July 18, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-114

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-115

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                      AMERICAN FUNDS
                                                                                 AMERICAN FUNDS          BLUE CHIP
                                                                                      ASSET             INCOME AND
                                                                                 ALLOCATION FUND        GROWTH FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $      (1,049,107)  $         (46,959)
   Net realized gain (loss) on security transactions.........................          23,298,830           8,917,566
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........          24,163,593          19,080,548
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          46,413,316          27,951,155
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             929,691             457,554
   Net transfers.............................................................          (4,796,353)         (5,396,686)
   Surrenders for benefit payments and fees..................................         (52,458,872)        (22,273,392)
   Other transactions........................................................             154,024              99,939
   Death benefits............................................................          (4,572,050)         (2,310,191)
   Net annuity transactions..................................................             201,085              26,170
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (60,542,475)        (29,396,606)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................         (14,129,159)         (1,445,451)

NET ASSETS:
   Beginning of period.......................................................         242,309,617         104,124,798
                                                                               -------------------  ------------------
   End of period.............................................................   $     228,180,458   $     102,679,347
                                                                               ===================  ==================


                                                                                                     AMERICAN FUNDS
                                                                                AMERICAN FUNDS           GLOBAL
                                                                                   BOND FUND           GROWTH FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          91,325    $        (444,605)
   Net realized gain (loss) on security transactions.........................             85,591           10,104,341
   Net realized gain distributions...........................................          2,341,660                   --
   Change in unrealized appreciation (depreciation) during the period........        (10,756,789)           7,998,236
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........         (8,238,213)          17,657,972
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          1,647,635              259,165
   Net transfers.............................................................         40,713,505           (5,518,019)
   Surrenders for benefit payments and fees..................................        (52,880,867)         (15,580,889)
   Other transactions........................................................            215,873               39,355
   Death benefits............................................................         (5,404,533)          (1,632,235)
   Net annuity transactions..................................................            338,274               72,581
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (15,370,113)         (22,360,042)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        (23,608,326)          (4,702,070)

NET ASSETS:
   Beginning of period.......................................................        240,330,684           77,324,762
                                                                               ------------------  -------------------
   End of period.............................................................  $     216,722,358    $      72,622,692
                                                                               ==================  ===================


                                                                                                    AMERICAN FUNDS
                                                                                 AMERICAN FUNDS      GROWTH-INCOME
                                                                                   GROWTH FUND           FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (5,286,204)  $      (2,861,985)
   Net realized gain (loss) on security transactions.........................         51,206,171          41,023,622
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........         98,702,291         108,414,226
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........        144,622,258         146,575,863
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          3,883,040           3,520,331
   Net transfers.............................................................        (31,895,219)        (31,566,187)
   Surrenders for benefit payments and fees..................................       (140,984,244)       (127,189,940)
   Other transactions........................................................            413,048             441,891
   Death benefits............................................................        (11,017,501)        (11,083,314)
   Net annuity transactions..................................................            101,234             107,051
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....       (179,499,642)       (165,770,168)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (34,877,384)        (19,194,305)

NET ASSETS:
   Beginning of period.......................................................        608,651,148         549,702,685
                                                                               ------------------  ------------------
   End of period.............................................................  $     573,773,764   $     530,508,380
                                                                               ==================  ==================



                                                                                 AMERICAN FUNDS       AMERICAN FUNDS
                                                                               INTERNATIONAL FUND     NEW WORLD FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (713,182)  $        (341,161)
   Net realized gain (loss) on security transactions.........................           6,219,000           7,366,069
   Net realized gain distributions...........................................                  --             292,547
   Change in unrealized appreciation (depreciation) during the period........          20,948,213          (2,087,790)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          26,454,031           5,229,665
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             771,180             413,513
   Net transfers.............................................................          (3,708,241)         (3,009,600)
   Surrenders for benefit payments and fees..................................         (34,610,756)        (13,691,266)
   Other transactions........................................................             103,884              48,307
   Death benefits............................................................          (2,750,981)           (835,727)
   Net annuity transactions..................................................              21,618              (3,397)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (40,173,296)        (17,078,170)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................         (13,719,265)        (11,848,505)

NET ASSETS:
   Beginning of period.......................................................         159,016,779          70,629,591
                                                                               -------------------  ------------------
   End of period.............................................................   $     145,297,514   $      58,781,086
                                                                               ===================  ==================

                                                                                                        STERLING
                                                                                 AMERICAN FUNDS     CAPITAL STRATEGIC
                                                                                  GLOBAL SMALL         ALLOCATION
                                                                               CAPITALIZATION FUND     EQUITY VIF
                                                                                   SUB-ACCOUNT       SUB-ACCOUNT (3)
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (548,154)   $             (23)
   Net realized gain (loss) on security transactions.........................          4,913,387                1,232
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........          9,071,022               (1,085)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         13,436,255                  124
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            530,812                   --
   Net transfers.............................................................          2,076,328               (3,987)
   Surrenders for benefit payments and fees..................................        (12,916,370)                (160)
   Other transactions........................................................             31,350                   --
   Death benefits............................................................           (815,296)                  --
   Net annuity transactions..................................................            (29,288)                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (11,122,464)              (4,147)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          2,313,791               (4,023)

NET ASSETS:
   Beginning of period.......................................................         56,411,255                4,023
                                                                               -------------------  ------------------
   End of period.............................................................  $      58,725,046    $              --
                                                                               ===================  ==================

(3) Effective April 26, 2013 Sterling Capital Strategic Allocation Equity VIF was liquidated.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-116

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-117

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                                   STERLING CAPITAL
                                                                              STERLING CAPITAL          SPECIAL
                                                                              EQUITY INCOME VIF    OPPORTUNITIES VIF
                                                                               SUB-ACCOUNT (4)        SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $              (89)  $          (31,402)
   Net realized gain (loss) on security transactions.......................                 331               93,209
   Net realized gain distributions.........................................                  --              250,841
   Change in unrealized appreciation (depreciation) during the period......               4,567              172,882
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               4,809              485,530
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --               26,651
   Net transfers...........................................................                  --             (113,900)
   Surrenders for benefit payments and fees................................                 (19)            (238,355)
   Other transactions......................................................                  --                   (1)
   Death benefits..........................................................                  --              (26,758)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..                 (19)            (352,363)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................               4,790              133,167

NET ASSETS:
   Beginning of period.....................................................              30,166            2,126,145
                                                                             -------------------  -------------------
   End of period...........................................................  $           34,956   $        2,259,312
                                                                             ===================  ===================

                                                                                                   COLUMBIA VARIABLE
                                                                              STERLING CAPITAL    PORTFOLIO -- SMALL
                                                                                TOTAL RETURN            COMPANY
                                                                                  BOND VIF            GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          13,337   $         (123,770)
   Net realized gain (loss) on security transactions.......................               6,805              279,043
   Net realized gain distributions.........................................              23,562                   --
   Change in unrealized appreciation (depreciation) during the period......             (70,901)           1,776,458
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             (27,197)           1,931,731
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              17,257               79,435
   Net transfers...........................................................            (153,196)            (429,467)
   Surrenders for benefit payments and fees................................             (64,940)            (884,029)
   Other transactions......................................................                  (4)                  49
   Death benefits..........................................................             (18,789)            (177,893)
   Net annuity transactions................................................                  --                6,421
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (219,672)          (1,405,484)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (246,869)             526,247

NET ASSETS:
   Beginning of period.....................................................             953,347            5,762,794
                                                                             -------------------  -------------------
   End of period...........................................................   $         706,478   $        6,289,041
                                                                             ===================  ===================

                                                                                 WELLS FARGO
                                                                                ADVANTAGE VT
                                                                                    OMEGA           FIDELITY(R) VIP
                                                                                 GROWTH FUND       GROWTH PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (14,057)   $         (15,235)
   Net realized gain (loss) on security transactions.......................              89,679               75,968
   Net realized gain distributions.........................................              81,696                  747
   Change in unrealized appreciation (depreciation) during the period......             193,296              197,387
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             350,614              258,867
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               7,450               33,977
   Net transfers...........................................................              60,535              275,041
   Surrenders for benefit payments and fees................................            (244,178)            (221,524)
   Other transactions......................................................                  (3)                  67
   Death benefits..........................................................             (99,015)             (17,056)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (275,211)              70,505
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              75,403              329,372

NET ASSETS:
   Beginning of period.....................................................           1,149,387              822,044
                                                                             -------------------  -------------------
   End of period...........................................................  $        1,224,790    $       1,151,416
                                                                             ===================  ===================


                                                                               FIDELITY(R) VIP
                                                                                CONTRAFUND(R)       FIDELITY(R) VIP
                                                                                  PORTFOLIO        MID CAP PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (180,795)   $        (231,581)
   Net realized gain (loss) on security transactions.......................           1,962,369            1,312,363
   Net realized gain distributions.........................................               6,573            2,184,433
   Change in unrealized appreciation (depreciation) during the period......           4,096,507            1,684,410
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           5,884,654            4,949,625
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             285,144              173,449
   Net transfers...........................................................            (296,787)            (583,678)
   Surrenders for benefit payments and fees................................          (3,651,902)          (2,197,679)
   Other transactions......................................................                 167                 (118)
   Death benefits..........................................................            (251,428)            (158,283)
   Net annuity transactions................................................             (28,203)              (6,127)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (3,943,009)          (2,772,436)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................           1,941,645            2,177,189

NET ASSETS:
   Beginning of period.....................................................          22,688,722           16,146,040
                                                                             -------------------  -------------------
   End of period...........................................................  $       24,630,367    $      18,323,229
                                                                             ===================  ===================

                                                                                                    FIDELITY(R) VIP
                                                                               FIDELITY(R) VIP      DYNAMIC CAPITAL
                                                                              VALUE STRATEGIES       APPRECIATION
                                                                                  PORTFOLIO            PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (12,664)  $          (10,686)
   Net realized gain (loss) on security transactions.......................             117,190               30,732
   Net realized gain distributions.........................................                  --               59,219
   Change in unrealized appreciation (depreciation) during the period......             206,825              114,422
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             311,351              193,687
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               5,802                3,966
   Net transfers...........................................................             164,620              489,615
   Surrenders for benefit payments and fees................................            (117,214)             (46,717)
   Other transactions......................................................                  --                    1
   Death benefits..........................................................              (1,383)              (6,428)
   Net annuity transactions................................................             (12,270)                  --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              39,555              440,437
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             350,906              634,124

NET ASSETS:
   Beginning of period.....................................................           1,103,134              298,735
                                                                             -------------------  -------------------
   End of period...........................................................  $        1,454,040   $          932,859
                                                                             ===================  ===================

(4)   Formerly Sterling Capital Select Equity VIF. Change effective May 1,
      2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-118

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-119

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                               FIDELITY(R) VIP       FRANKLIN RISING
                                                                              STRATEGIC INCOME          DIVIDENDS
                                                                                  PORTFOLIO          SECURITIES FUND
                                                                                 SUB-ACCOUNT           SUB-ACCOUNT
                                                                             -------------------  --------------------
OPERATIONS:
   Net investment income (loss)............................................  $            3,345    $         (340,688)
   Net realized gain (loss) on security transactions.......................                (140)           25,791,753
   Net realized gain distributions.........................................                 908                    --
   Change in unrealized appreciation (depreciation) during the period......              (4,951)           39,496,943
                                                                             -------------------  --------------------
   Net increase (decrease) in net assets resulting from operations.........                (838)           64,948,008
                                                                             -------------------  --------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               1,206             1,291,611
   Net transfers...........................................................              27,629            (4,381,187)
   Surrenders for benefit payments and fees................................              (5,167)          (64,774,904)
   Other transactions......................................................                  --               311,196
   Death benefits..........................................................                  --            (4,682,894)
   Net annuity transactions................................................                  --                78,962
                                                                             -------------------  --------------------
   Net increase (decrease) in net assets resulting from unit transactions..              23,668           (72,157,216)
                                                                             -------------------  --------------------
   Net increase (decrease) in net assets...................................              22,830            (7,209,208)

NET ASSETS:
   Beginning of period.....................................................              76,249           265,268,303
                                                                             -------------------  --------------------
   End of period...........................................................  $           99,079    $      258,059,095
                                                                             ===================  ====================


                                                                                                       FRANKLIN
                                                                               FRANKLIN INCOME     LARGE CAP GROWTH
                                                                               SECURITIES FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $       34,635,184   $         (279,898)
   Net realized gain (loss) on security transactions.......................           6,793,291            3,520,770
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......          39,831,674            5,460,085
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          81,260,149            8,700,957
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           3,697,340              242,603
   Net transfers...........................................................         (45,589,318)          (1,766,359)
   Surrenders for benefit payments and fees................................        (161,039,423)          (9,238,145)
   Other transactions......................................................             519,333               16,474
   Death benefits..........................................................         (16,864,535)            (546,858)
   Net annuity transactions................................................             364,773               (1,590)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (218,911,830)         (11,293,875)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................        (137,651,681)          (2,592,918)

NET ASSETS:
   Beginning of period.....................................................         783,413,687           37,642,123
                                                                             -------------------  -------------------
   End of period...........................................................  $      645,762,006   $       35,049,205
                                                                             ===================  ===================

                                                                                                       FRANKLIN
                                                                               FRANKLIN GLOBAL       SMALL-MID CAP
                                                                                 REAL ESTATE            GROWTH
                                                                               SECURITIES FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          38,400   $       (1,365,931)
   Net realized gain (loss) on security transactions.......................             (33,520)           5,204,724
   Net realized gain distributions.........................................                  --            4,760,937
   Change in unrealized appreciation (depreciation) during the period......               4,489           14,243,229
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               9,369           22,842,959
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 260              293,687
   Net transfers...........................................................             159,570            2,109,622
   Surrenders for benefit payments and fees................................            (192,853)         (15,289,852)
   Other transactions......................................................                  (2)              45,139
   Death benefits..........................................................             (28,455)          (1,144,003)
   Net annuity transactions................................................              (4,533)              (7,538)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (66,013)         (13,992,945)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             (56,644)           8,850,014

NET ASSETS:
   Beginning of period.....................................................           1,210,389           70,495,268
                                                                             -------------------  -------------------
   End of period...........................................................   $       1,153,745   $       79,345,282
                                                                             ===================  ===================


                                                                                  FRANKLIN             FRANKLIN
                                                                               SMALL CAP VALUE     STRATEGIC INCOME
                                                                               SECURITIES FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (96,614)  $        9,803,100
   Net realized gain (loss) on security transactions.......................           2,050,342            3,374,140
   Net realized gain distributions.........................................             297,437            2,891,439
   Change in unrealized appreciation (depreciation) during the period......           3,029,296          (12,519,027)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           5,280,461            3,549,652
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             118,527            1,332,485
   Net transfers...........................................................           3,074,072           (6,259,405)
   Surrenders for benefit payments and fees................................          (3,383,817)         (47,166,190)
   Other transactions......................................................               9,055               61,886
   Death benefits..........................................................            (129,703)          (3,854,432)
   Net annuity transactions................................................                 870              220,618
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (310,996)         (55,665,038)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................           4,969,465          (52,115,386)

NET ASSETS:
   Beginning of period.....................................................          15,778,584          250,767,431
                                                                             -------------------  -------------------
   End of period...........................................................   $      20,748,049   $      198,652,045
                                                                             ===================  ===================


                                                                                                       TEMPLETON
                                                                                MUTUAL SHARES     DEVELOPING MARKETS
                                                                               SECURITIES FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          999,678    $         140,577
   Net realized gain (loss) on security transactions.......................          22,673,167              453,221
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......          58,653,249           (1,821,192)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          82,326,094           (1,227,394)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           1,839,918              262,114
   Net transfers...........................................................         (11,690,183)          (3,234,761)
   Surrenders for benefit payments and fees................................         (77,192,270)         (10,342,256)
   Other transactions......................................................             293,139               33,563
   Death benefits..........................................................          (7,224,189)            (484,474)
   Net annuity transactions................................................             174,639               25,054
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (93,798,946)         (13,740,760)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................         (11,472,852)         (14,968,154)

NET ASSETS:
   Beginning of period.....................................................         355,309,139           49,109,466
                                                                             -------------------  -------------------
   End of period...........................................................  $      343,836,287    $      34,141,312
                                                                             ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-120

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-121

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                  TEMPLETON            TEMPLETON
                                                                                   FOREIGN              GROWTH
                                                                               SECURITIES FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         817,203    $       2,229,770
   Net realized gain (loss) on security transactions.......................           6,562,708            8,579,200
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......          16,137,408           45,001,247
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          23,517,319           55,810,217
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             902,577            1,377,570
   Net transfers...........................................................          (6,506,013)         (14,814,674)
   Surrenders for benefit payments and fees................................         (29,493,405)         (48,730,747)
   Other transactions......................................................              50,662              180,543
   Death benefits..........................................................          (2,379,400)          (4,475,144)
   Net annuity transactions................................................               5,901               89,478
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (37,419,678)         (66,372,974)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................         (13,902,359)         (10,562,757)

NET ASSETS:
   Beginning of period.....................................................         131,974,526          226,483,345
                                                                             -------------------  -------------------
   End of period...........................................................   $     118,072,167    $     215,920,588
                                                                             ===================  ===================

                                                                                MUTUAL GLOBAL          FRANKLIN
                                                                                  DISCOVERY         FLEX CAP GROWTH
                                                                               SECURITIES FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         357,409    $        (306,155)
   Net realized gain (loss) on security transactions.......................           6,952,118            2,078,986
   Net realized gain distributions.........................................           9,600,737               45,994
   Change in unrealized appreciation (depreciation) during the period......           8,182,658            3,279,395
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          25,092,922            5,098,220
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             898,318               68,613
   Net transfers...........................................................          (8,834,567)          (1,132,710)
   Surrenders for benefit payments and fees................................         (24,813,820)          (4,131,771)
   Other transactions......................................................             118,621               18,714
   Death benefits..........................................................          (1,391,799)            (351,779)
   Net annuity transactions................................................             (47,049)              (3,159)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (34,070,296)          (5,532,092)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (8,977,374)            (433,872)

NET ASSETS:
   Beginning of period.....................................................         113,098,587           17,617,666
                                                                             -------------------  -------------------
   End of period...........................................................   $     104,121,213    $      17,183,794
                                                                             ===================  ===================

                                                                                  FRANKLIN             TEMPLETON
                                                                               LARGE CAP VALUE        GLOBAL BOND
                                                                               SECURITIES FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (38,429)   $         619,516
   Net realized gain (loss) on security transactions.......................             712,784              383,703
   Net realized gain distributions.........................................                  --              250,819
   Change in unrealized appreciation (depreciation) during the period......           1,826,861           (1,276,504)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           2,501,216              (22,466)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              55,196              156,821
   Net transfers...........................................................           2,007,365             (525,656)
   Surrenders for benefit payments and fees................................          (1,814,843)          (2,804,518)
   Other transactions......................................................              15,767                  (78)
   Death benefits..........................................................            (334,831)            (315,953)
   Net annuity transactions................................................                  --               (7,289)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (71,346)          (3,496,673)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................           2,429,870           (3,519,139)

NET ASSETS:
   Beginning of period.....................................................           7,603,552           22,345,330
                                                                             -------------------  -------------------
   End of period...........................................................   $      10,033,422    $      18,826,191
                                                                             ===================  ===================

                                                                                  HARTFORD          HARTFORD TOTAL
                                                                                  BALANCED            RETURN BOND
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (86,217)  $        3,754,851
   Net realized gain (loss) on security transactions.......................             352,201            1,461,562
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......           2,697,567          (10,070,823)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           2,963,551           (4,854,410)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              55,304            1,120,073
   Net transfers...........................................................           1,903,825           15,539,512
   Surrenders for benefit payments and fees................................          (2,654,441)         (18,561,225)
   Other transactions......................................................                (240)                 485
   Death benefits..........................................................            (395,471)          (2,968,060)
   Net annuity transactions................................................              68,769              (28,701)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,022,254)          (4,897,916)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................           1,941,297           (9,752,326)

NET ASSETS:
   Beginning of period.....................................................          16,214,421          164,645,075
                                                                             -------------------  -------------------
   End of period...........................................................  $       18,155,718   $      154,892,749
                                                                             ===================  ===================

                                                                              HARTFORD CAPITAL     HARTFORD DIVIDEND
                                                                                APPRECIATION          AND GROWTH
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $       (1,102,755)  $          318,725
   Net realized gain (loss) on security transactions.......................          12,875,750            7,497,828
   Net realized gain distributions.........................................             395,547            2,827,327
   Change in unrealized appreciation (depreciation) during the period......          34,696,882           17,138,466
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          46,865,424           27,782,346
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             786,917              689,266
   Net transfers...........................................................         (13,829,542)          (4,543,269)
   Surrenders for benefit payments and fees................................         (17,515,362)         (12,341,602)
   Other transactions......................................................               2,416                   10
   Death benefits..........................................................          (2,075,879)          (1,750,663)
   Net annuity transactions................................................              44,151               88,895
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (32,587,299)         (17,857,363)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          14,278,125            9,924,983

NET ASSETS:
   Beginning of period.....................................................         142,494,694          100,678,897
                                                                             -------------------  -------------------
   End of period...........................................................  $      156,772,819   $      110,603,880
                                                                             ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-122

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-123

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                   HARTFORD            HARTFORD
                                                                                GLOBAL RESEARCH       HEALTHCARE
                                                                                   HLS FUND            HLS FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (2,291)  $          (1,830)
   Net realized gain (loss) on security transactions.........................             17,851              33,041
   Net realized gain distributions...........................................                 --               8,643
   Change in unrealized appreciation (depreciation) during the period........             61,451              25,906
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             77,011              65,760
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --                  --
   Net transfers.............................................................             40,799                 320
   Surrenders for benefit payments and fees..................................           (102,776)            (86,278)
   Other transactions........................................................                 --                  (1)
   Death benefits............................................................                 --                  --
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (61,977)            (85,959)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................             15,034             (20,199)

NET ASSETS:
   Beginning of period.......................................................            340,244             176,031
                                                                               ------------------  ------------------
   End of period.............................................................  $         355,278   $         155,832
                                                                               ==================  ==================


                                                                                    HARTFORD             HARTFORD
                                                                                  GLOBAL GROWTH     DISCIPLINED EQUITY
                                                                                    HLS FUND             HLS FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          (6,466)  $          (75,428)
   Net realized gain (loss) on security transactions.........................              28,752            1,026,234
   Net realized gain distributions...........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period........             179,530            2,988,945
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........             201,816            3,939,751
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 935              128,614
   Net transfers.............................................................             (38,823)            (518,265)
   Surrenders for benefit payments and fees..................................            (161,540)          (1,176,586)
   Other transactions........................................................                 608                  924
   Death benefits............................................................                  --             (105,146)
   Net annuity transactions..................................................              (1,425)                (557)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (200,245)          (1,671,016)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................               1,571            2,268,735

NET ASSETS:
   Beginning of period.......................................................             689,814           12,398,836
                                                                               -------------------  -------------------
   End of period.............................................................   $         691,385   $       14,667,571
                                                                               ===================  ===================


                                                                                                     HARTFORD GROWTH
                                                                                 HARTFORD GROWTH      OPPORTUNITIES
                                                                                    HLS FUND            HLS FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (15,426)  $        (488,979)
   Net realized gain (loss) on security transactions.........................             71,301           3,411,343
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........            313,194           6,423,032
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            369,069           9,345,396
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             11,335             188,772
   Net transfers.............................................................           (106,892)         (3,282,137)
   Surrenders for benefit payments and fees..................................           (111,443)         (3,228,446)
   Other transactions........................................................                 --                  27
   Death benefits............................................................             (3,469)           (351,043)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (210,469)         (6,672,827)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            158,600           2,672,569

NET ASSETS:
   Beginning of period.......................................................          1,187,943          30,798,245
                                                                               ------------------  ------------------
   End of period.............................................................  $       1,346,543   $      33,470,814
                                                                               ==================  ==================


                                                                                   HARTFORD
                                                                                  HIGH YIELD        HARTFORD INDEX
                                                                                   HLS FUND            HLS FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         621,619   $          31,263
   Net realized gain (loss) on security transactions.........................            135,700             276,916
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........           (307,859)          1,608,388
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            449,460           1,916,567
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            104,931             523,876
   Net transfers.............................................................            (51,046)           (696,346)
   Surrenders for benefit payments and fees..................................           (993,633)           (182,701)
   Other transactions........................................................                 12                (579)
   Death benefits............................................................           (177,290)                 --
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,117,026)           (355,750)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (667,566)          1,560,817

NET ASSETS:
   Beginning of period.......................................................         10,017,305           6,062,983
                                                                               ------------------  ------------------
   End of period.............................................................  $       9,349,739   $       7,623,800
                                                                               ==================  ==================

                                                                                    HARTFORD             HARTFORD
                                                                                  INTERNATIONAL        SMALL/MID CAP
                                                                                  OPPORTUNITIES           EQUITY
                                                                                    HLS FUND             HLS FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          37,238   $          (10,619)
   Net realized gain (loss) on security transactions.........................             472,991              159,323
   Net realized gain distributions...........................................                  --              162,526
   Change in unrealized appreciation (depreciation) during the period........           1,129,896              396,301
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........           1,640,125              707,531
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              23,803                5,770
   Net transfers.............................................................             (13,371)              37,579
   Surrenders for benefit payments and fees..................................            (959,004)            (339,306)
   Other transactions........................................................                (158)                 139
   Death benefits............................................................            (115,845)             (71,101)
   Net annuity transactions..................................................                 967                   --
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (1,063,608)            (366,919)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................             576,517              340,612

NET ASSETS:
   Beginning of period.......................................................           9,070,977            2,146,368
                                                                               -------------------  -------------------
   End of period.............................................................   $       9,647,494   $        2,486,980
                                                                               ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-124

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-125

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                                       HARTFORD
                                                                                 HARTFORD MIDCAP     MIDCAP VALUE
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (15,964)  $          (4,712)
   Net realized gain (loss) on security transactions.........................            125,127              21,235
   Net realized gain distributions...........................................             42,983                  --
   Change in unrealized appreciation (depreciation) during the period........            213,523             110,425
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            365,669             126,948
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --                  --
   Net transfers.............................................................            (28,934)            177,951
   Surrenders for benefit payments and fees..................................           (344,398)            (10,912)
   Other transactions........................................................                695                 266
   Death benefits............................................................            (27,240)            (18,397)
   Net annuity transactions..................................................             (5,624)                 --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (405,501)            148,908
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            (39,832)            275,856

NET ASSETS:
   Beginning of period.......................................................          1,167,561             331,642
                                                                               ------------------  ------------------
   End of period.............................................................  $       1,127,729   $         607,498
                                                                               ==================  ==================


                                                                                    HARTFORD           HARTFORD
                                                                                 ULTRASHORT BOND     SMALL COMPANY
                                                                                    HLS FUND           HLS FUND
                                                                                 SUB-ACCOUNT (5)      SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $     (2,999,819)  $         (85,020)
   Net realized gain (loss) on security transactions.........................             (2,156)            699,623
   Net realized gain distributions...........................................                 --             354,870
   Change in unrealized appreciation (depreciation) during the period........             (6,349)            602,061
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         (3,008,324)          1,571,534
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          1,689,651              23,052
   Net transfers.............................................................         58,329,806             444,662
   Surrenders for benefit payments and fees..................................       (125,848,645)         (1,101,594)
   Other transactions........................................................            330,248               2,189
   Death benefits............................................................         (5,328,586)           (144,566)
   Net annuity transactions..................................................            110,702              (2,827)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (70,716,824)           (779,084)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (73,725,148)            792,450

NET ASSETS:
   Beginning of period.......................................................        195,450,120           4,180,772
                                                                               ------------------  ------------------
   End of period.............................................................   $    121,724,972   $       4,973,222
                                                                               ==================  ==================


                                                                                    HARTFORD
                                                                                 SMALLCAP GROWTH      HARTFORD STOCK
                                                                                    HLS FUND             HLS FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (21,693)  $         (28,612)
   Net realized gain (loss) on security transactions.........................             131,330             271,657
   Net realized gain distributions...........................................             220,137                  --
   Change in unrealized appreciation (depreciation) during the period........             240,191           2,110,366
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             569,965           2,353,411
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              17,168             115,773
   Net transfers.............................................................             423,428            (113,810)
   Surrenders for benefit payments and fees..................................            (266,442)         (1,408,758)
   Other transactions........................................................                  49                 (26)
   Death benefits............................................................              (8,997)           (365,314)
   Net annuity transactions..................................................              (6,483)             34,549
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....             158,723          (1,737,586)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................             728,688             615,825

NET ASSETS:
   Beginning of period.......................................................           1,223,154           8,747,782
                                                                               -------------------  ------------------
   End of period.............................................................   $       1,951,842   $       9,363,607
                                                                               ===================  ==================

                                                                                   HARTFORD
                                                                                U.S. GOVERNMENT
                                                                                  SECURITIES         HARTFORD VALUE
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          44,280    $           3,849
   Net realized gain (loss) on security transactions.........................            (33,728)             103,586
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........           (273,110)             341,952
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........           (262,558)             449,387
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            181,726               66,696
   Net transfers.............................................................         (1,203,951)              11,640
   Surrenders for benefit payments and fees..................................         (1,005,739)            (230,316)
   Other transactions........................................................                 44                  284
   Death benefits............................................................           (114,459)             (18,757)
   Net annuity transactions..................................................                 --                 (758)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (2,142,379)            (171,211)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (2,404,937)             278,176

NET ASSETS:
   Beginning of period.......................................................          8,295,666            1,577,097
                                                                               ------------------  -------------------
   End of period.............................................................  $       5,890,729    $       1,855,273
                                                                               ==================  ===================

                                                                                                    AMERICAN FUNDS
                                                                                 AMERICAN FUNDS        BLUE CHIP
                                                                                ASSET ALLOCATION      INCOME AND
                                                                                    HLS FUND        GROWTH HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (58,212)  $         (10,658)
   Net realized gain (loss) on security transactions.........................            870,195             462,719
   Net realized gain distributions...........................................            895,319             406,997
   Change in unrealized appreciation (depreciation) during the period........          1,231,083             796,352
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          2,938,385           1,655,410
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             20,593              15,422
   Net transfers.............................................................            428,599             330,952
   Surrenders for benefit payments and fees..................................         (1,621,176)         (1,091,383)
   Other transactions........................................................                 65                 (61)
   Death benefits............................................................           (249,502)            (85,784)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,421,421)           (830,854)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          1,516,964             824,556

NET ASSETS:
   Beginning of period.......................................................         14,210,819           5,895,608
                                                                               ------------------  ------------------
   End of period.............................................................  $      15,727,783   $       6,720,164
                                                                               ==================  ==================

(5)   Formerly Hartford Money Market HLS Fund. Change effective October 21,
      2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-126

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-127

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                                     AMERICAN FUNDS
                                                                                AMERICAN FUNDS         GLOBAL BOND
                                                                                 BOND HLS FUND          HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         182,082    $          66,712
   Net realized gain (loss) on security transactions.........................            326,400               25,974
   Net realized gain distributions...........................................            932,042              244,927
   Change in unrealized appreciation (depreciation) during the period........         (2,691,477)            (532,620)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........         (1,250,953)            (195,007)
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            194,019               15,566
   Net transfers.............................................................          2,928,106             (225,118)
   Surrenders for benefit payments and fees..................................         (3,767,957)            (499,153)
   Other transactions........................................................                 51                 (130)
   Death benefits............................................................           (402,035)            (187,469)
   Net annuity transactions..................................................             (3,309)                  --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,051,125)            (896,304)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (2,302,078)          (1,091,311)

NET ASSETS:
   Beginning of period.......................................................         33,037,180            4,302,645
                                                                               ------------------  -------------------
   End of period.............................................................  $      30,735,102    $       3,211,334
                                                                               ==================  ===================

                                                                                 AMERICAN FUNDS
                                                                                  GLOBAL GROWTH     AMERICAN FUNDS
                                                                                   AND INCOME        GLOBAL GROWTH
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          84,827   $         (35,921)
   Net realized gain (loss) on security transactions.........................            882,376             264,917
   Net realized gain distributions...........................................            167,889             192,317
   Change in unrealized appreciation (depreciation) during the period........            996,541             328,736
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          2,131,633             750,049
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             14,058               1,090
   Net transfers.............................................................           (182,599)           (380,556)
   Surrenders for benefit payments and fees..................................         (1,897,856)           (504,347)
   Other transactions........................................................                397                 (15)
   Death benefits............................................................           (381,442)             (9,043)
   Net annuity transactions..................................................                 --             (11,121)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (2,447,442)           (903,992)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (315,809)           (153,943)

NET ASSETS:
   Beginning of period.......................................................         11,932,791           3,446,588
                                                                               ------------------  ------------------
   End of period.............................................................  $      11,616,982   $       3,292,645
                                                                               ==================  ==================

                                                                                 AMERICAN FUNDS
                                                                                  GLOBAL SMALL
                                                                                 CAPITALIZATION       AMERICAN FUNDS
                                                                                    HLS FUND          GROWTH HLS FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (59,299)   $       (624,423)
   Net realized gain (loss) on security transactions.........................             428,380           4,809,002
   Net realized gain distributions...........................................             894,077           1,793,645
   Change in unrealized appreciation (depreciation) during the period........             854,150           8,473,726
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           2,117,308          14,451,950
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              81,023             506,076
   Net transfers.............................................................            (505,048)         (2,936,462)
   Surrenders for benefit payments and fees..................................            (979,083)         (6,625,738)
   Other transactions........................................................                 688                (216)
   Death benefits............................................................            (117,702)           (532,759)
   Net annuity transactions..................................................              (7,247)            (19,676)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (1,527,369)         (9,608,775)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................             589,939           4,843,175

NET ASSETS:
   Beginning of period.......................................................           8,935,634          56,492,571
                                                                               -------------------  ------------------
   End of period.............................................................   $       9,525,573    $     61,335,746
                                                                               ===================  ==================


                                                                                 AMERICAN FUNDS     AMERICAN FUNDS
                                                                                  GROWTH-INCOME      INTERNATIONAL
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (118,284)  $        (144,734)
   Net realized gain (loss) on security transactions.........................          2,571,325           1,629,395
   Net realized gain distributions...........................................            378,111             714,952
   Change in unrealized appreciation (depreciation) during the period........          5,873,753           4,634,176
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          8,704,905           6,833,789
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            241,181             273,625
   Net transfers.............................................................         (1,934,445)         (2,394,914)
   Surrenders for benefit payments and fees..................................         (3,718,343)         (3,419,004)
   Other transactions........................................................                (26)                110
   Death benefits............................................................           (437,022)           (531,957)
   Net annuity transactions..................................................             (2,400)             (2,754)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (5,851,055)         (6,074,894)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          2,853,850             758,895

NET ASSETS:
   Beginning of period.......................................................         30,944,586          38,366,054
                                                                               ------------------  ------------------
   End of period.............................................................  $      33,798,436   $      39,124,949
                                                                               ==================  ==================


                                                                                AMERICAN FUNDS     HARTFORD PORTFOLIO
                                                                                   NEW WORLD           DIVERSIFIER
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (68,958)   $        (170,707)
   Net realized gain (loss) on security transactions.........................            181,053             (494,626)
   Net realized gain distributions...........................................            814,408                   --
   Change in unrealized appreciation (depreciation) during the period........           (332,459)          (6,081,117)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            594,044           (6,746,450)
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             48,824            3,418,253
   Net transfers.............................................................           (121,393)          11,183,333
   Surrenders for benefit payments and fees..................................           (842,469)          (3,293,897)
   Other transactions........................................................                392                 (859)
   Death benefits............................................................            (49,659)            (231,895)
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (964,305)          11,074,935
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (370,261)           4,328,485

NET ASSETS:
   Beginning of period.......................................................          7,300,897           43,839,879
                                                                               ------------------  -------------------
   End of period.............................................................  $       6,930,636    $      48,168,364
                                                                               ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-128

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-129

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                  HUNTINGTON VA        HUNTINGTON VA
                                                                                     INCOME              DIVIDEND
                                                                                   EQUITY FUND         CAPTURE FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT (6)
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         120,193   $         183,324
   Net realized gain (loss) on security transactions.........................             106,353             340,251
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........             656,840           1,206,377
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             883,386           1,729,952
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             216,213             299,531
   Net transfers.............................................................            (381,282)           (374,291)
   Surrenders for benefit payments and fees..................................            (421,069)         (1,327,932)
   Other transactions........................................................                (835)                199
   Death benefits............................................................             (50,385)           (104,323)
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (637,358)         (1,506,816)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................             246,028             223,136

NET ASSETS:
   Beginning of period.......................................................           4,090,168           9,520,350
                                                                               -------------------  ------------------
   End of period.............................................................   $       4,336,196   $       9,743,486
                                                                               ===================  ==================


                                                                                                     HUNTINGTON VA
                                                                                  HUNTINGTON VA        MID CORP
                                                                                   GROWTH FUND       AMERICA FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (13,321)  $         (66,043)
   Net realized gain (loss) on security transactions.........................             63,662             385,447
   Net realized gain distributions...........................................                 --             424,939
   Change in unrealized appreciation (depreciation) during the period........            656,307           1,217,717
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            706,648           1,962,060
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              7,398              59,244
   Net transfers.............................................................           (201,653)           (661,774)
   Surrenders for benefit payments and fees..................................           (282,155)         (1,015,346)
   Other transactions........................................................                (10)                  6
   Death benefits............................................................            (41,749)            (81,957)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (518,169)         (1,699,827)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            188,479             262,233

NET ASSETS:
   Beginning of period.......................................................          2,409,286           7,107,999
                                                                               ------------------  ------------------
   End of period.............................................................  $       2,597,765   $       7,370,232
                                                                               ==================  ==================


                                                                                  HUNTINGTON VA        HUNTINGTON VA
                                                                                    ROTATING           INTERNATIONAL
                                                                                  MARKETS FUND          EQUITY FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (15,142)   $            330
   Net realized gain (loss) on security transactions.........................              22,968              93,607
   Net realized gain distributions...........................................             128,126                  --
   Change in unrealized appreciation (depreciation) during the period........             140,061             925,760
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             276,013           1,019,697
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 512             161,752
   Net transfers.............................................................              65,623            (424,775)
   Surrenders for benefit payments and fees..................................            (135,602)           (597,295)
   Other transactions........................................................                   1                (306)
   Death benefits............................................................             (12,150)            (90,127)
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....             (81,616)           (950,751)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................             194,397              68,946

NET ASSETS:
   Beginning of period.......................................................           1,303,828           5,219,797
                                                                               -------------------  ------------------
   End of period.............................................................   $       1,498,225    $      5,288,743
                                                                               ===================  ==================


                                                                                 HUNTINGTON VA
                                                                                   MORTGAGE          HUNTINGTON VA
                                                                                SECURITIES FUND       SITUS FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          29,895   $         (81,220)
   Net realized gain (loss) on security transactions.........................             39,426             448,718
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........           (160,866)          1,206,821
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            (91,545)          1,574,319
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              7,764              53,029
   Net transfers.............................................................             18,272            (300,804)
   Surrenders for benefit payments and fees..................................           (350,081)           (804,519)
   Other transactions........................................................                 (1)                 32
   Death benefits............................................................            (50,948)            (35,458)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (374,994)         (1,087,720)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (466,539)            486,599

NET ASSETS:
   Beginning of period.......................................................          3,217,238           5,782,957
                                                                               ------------------  ------------------
   End of period.............................................................  $       2,750,699   $       6,269,556
                                                                               ==================  ==================

                                                                                                        LORD ABBETT
                                                                                   LORD ABBETT          CALIBRATED
                                                                                   FUNDAMENTAL           DIVIDEND
                                                                                   EQUITY FUND          GROWTH FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          (9,881)  $          26,474
   Net realized gain (loss) on security transactions.........................             109,795             114,382
   Net realized gain distributions...........................................             212,674             497,798
   Change in unrealized appreciation (depreciation) during the period........             226,626             190,587
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             539,214             829,241
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              88,877               7,409
   Net transfers.............................................................            (406,965)          2,592,382
   Surrenders for benefit payments and fees..................................            (164,029)           (431,192)
   Other transactions........................................................                  21                   5
   Death benefits............................................................                  --                  --
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (482,096)          2,168,604
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................              57,118           2,997,845

NET ASSETS:
   Beginning of period.......................................................           1,731,468           2,646,396
                                                                               -------------------  ------------------
   End of period.............................................................   $       1,788,586   $       5,644,241
                                                                               ===================  ==================

(6) Effective March 28, 2013 Huntington VA Macro 100 Fund merged with Huntington VA Dividend Capture Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-130

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-131

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                   LORD ABBETT         LORD ABBETT
                                                                                      BOND             GROWTH AND
                                                                                 DEBENTURE FUND        INCOME FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        446,760   $         (23,607)
   Net realized gain (loss) on security transactions.........................            467,296             199,422
   Net realized gain distributions...........................................            266,779                  --
   Change in unrealized appreciation (depreciation) during the period........           (290,894)            658,398
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            889,941             834,213
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            101,261                  70
   Net transfers.............................................................            354,725           2,042,880
   Surrenders for benefit payments and fees..................................         (1,879,443)           (295,764)
   Other transactions........................................................                 --                  (6)
   Death benefits............................................................           (141,534)                 --
   Net annuity transactions..................................................             (1,768)                 --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,566,759)          1,747,180
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (676,818)          2,581,393

NET ASSETS:
   Beginning of period.......................................................         14,184,226           2,235,361
                                                                               ------------------  ------------------
   End of period.............................................................   $     13,507,408   $       4,816,754
                                                                               ==================  ==================


                                                                                  MFS(R) CORE         MFS(R) GROWTH
                                                                                 EQUITY SERIES           SERIES
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (48,273)   $       (390,812)
   Net realized gain (loss) on security transactions.........................            604,617           2,600,429
   Net realized gain distributions...........................................                 --             202,728
   Change in unrealized appreciation (depreciation) during the period........          1,107,575           5,773,804
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,663,919           8,186,149
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              4,215             152,621
   Net transfers.............................................................            551,781          13,965,461
   Surrenders for benefit payments and fees..................................         (1,689,492)         (6,687,902)
   Other transactions........................................................                (13)             29,435
   Death benefits............................................................           (207,537)           (278,787)
   Net annuity transactions..................................................              8,761             (19,646)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,332,285)          7,161,182
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            331,634          15,347,331

NET ASSETS:
   Beginning of period.......................................................          5,678,459          20,452,997
                                                                               ------------------  ------------------
   End of period.............................................................  $       6,010,093    $     35,800,328
                                                                               ==================  ==================

                                                                                                   MFS(R) INVESTORS
                                                                                  MFS(R) GLOBAL         GROWTH
                                                                                  EQUITY SERIES      STOCK SERIES
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (74,523)  $        (117,315)
   Net realized gain (loss) on security transactions.........................            928,689           1,214,242
   Net realized gain distributions...........................................                 --             286,783
   Change in unrealized appreciation (depreciation) during the period........            901,395           1,012,101
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,755,561           2,395,811
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             23,209               8,277
   Net transfers.............................................................            776,251            (732,991)
   Surrenders for benefit payments and fees..................................         (1,508,207)         (2,573,525)
   Other transactions........................................................                 (1)             11,030
   Death benefits............................................................           (260,598)           (149,241)
   Net annuity transactions..................................................             (5,707)            (38,045)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (975,053)         (3,474,495)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            780,508          (1,078,684)

NET ASSETS:
   Beginning of period.......................................................          7,288,786          10,286,064
                                                                               ------------------  ------------------
   End of period.............................................................  $       8,069,294   $       9,207,380
                                                                               ==================  ==================


                                                                                MFS(R) INVESTORS      MFS(R) MID CAP
                                                                                  TRUST SERIES         GROWTH SERIES
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (681,904)  $        (388,342)
   Net realized gain (loss) on security transactions.........................          12,229,697           1,499,570
   Net realized gain distributions...........................................                  --              79,334
   Change in unrealized appreciation (depreciation) during the period........          12,156,661           5,035,303
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          23,704,454           6,225,865
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             578,878             132,796
   Net transfers.............................................................         (11,640,035)            332,587
   Surrenders for benefit payments and fees..................................         (21,706,496)         (4,441,716)
   Other transactions........................................................              51,929               1,790
   Death benefits............................................................          (1,761,590)           (253,981)
   Net annuity transactions..................................................              (8,699)             24,746
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (34,486,013)         (4,203,778)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................         (10,781,559)          2,022,087

NET ASSETS:
   Beginning of period.......................................................          95,170,363          19,466,114
                                                                               -------------------  ------------------
   End of period.............................................................   $      84,388,804   $      21,488,201
                                                                               ===================  ==================


                                                                                  MFS(R) NEW          MFS(R) TOTAL
                                                                               DISCOVERY SERIES       RETURN SERIES
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (1,159,403)   $        (155,799)
   Net realized gain (loss) on security transactions.........................          7,108,379           11,036,548
   Net realized gain distributions...........................................            517,538                   --
   Change in unrealized appreciation (depreciation) during the period........         14,726,396           36,033,047
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........         21,192,910           46,913,796
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            452,965            1,758,719
   Net transfers.............................................................         (5,622,340)         (21,519,669)
   Surrenders for benefit payments and fees..................................        (15,746,134)         (67,228,687)
   Other transactions........................................................             49,424              214,889
   Death benefits............................................................         (1,013,712)          (6,722,188)
   Net annuity transactions..................................................            (24,306)             187,666
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (21,904,103)         (93,309,270)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (711,193)         (46,395,474)

NET ASSETS:
   Beginning of period.......................................................         62,669,054          315,385,211
                                                                               ------------------  -------------------
   End of period.............................................................  $      61,957,861    $     268,989,737
                                                                               ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-132

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-133

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------




                                                                                MFS(R) VALUE        MFS(R) RESEARCH
                                                                                   SERIES             BOND SERIES
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (532,511)  $        (403,028)
   Net realized gain (loss) on security transactions.......................           7,413,609           2,301,657
   Net realized gain distributions.........................................             275,869             455,304
   Change in unrealized appreciation (depreciation) during the period......          19,453,841          (4,180,148)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........          26,610,808          (1,826,215)
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             686,303             733,621
   Net transfers...........................................................           3,229,842          63,757,909
   Surrenders for benefit payments and fees................................         (19,003,779)        (23,523,906)
   Other transactions......................................................              33,356             198,424
   Death benefits..........................................................          (1,377,860)         (1,587,199)
   Net annuity transactions................................................                (168)              1,121
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (16,432,306)         39,579,970
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................          10,178,502          37,753,755

NET ASSETS:
   Beginning of period.....................................................          86,066,142          85,900,778
                                                                             -------------------  ------------------
   End of period...........................................................   $      96,244,644   $     123,654,533
                                                                             ===================  ==================


                                                                               MFS(R) RESEARCH
                                                                                INTERNATIONAL       MFS(R) RESEARCH
                                                                                   SERIES               SERIES
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           27,699   $          (77,082)
   Net realized gain (loss) on security transactions.......................            (345,913)             680,106
   Net realized gain distributions.........................................                  --               12,988
   Change in unrealized appreciation (depreciation) during the period......           3,279,268              742,323
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           2,961,054            1,358,335
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              89,153               21,146
   Net transfers...........................................................          (1,776,340)             528,272
   Surrenders for benefit payments and fees................................          (3,713,640)          (1,325,404)
   Other transactions......................................................              15,265               12,166
   Death benefits..........................................................            (284,290)             (33,812)
   Net annuity transactions................................................                (617)                  --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (5,670,469)            (797,632)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (2,709,415)             560,703

NET ASSETS:
   Beginning of period.....................................................          20,403,493            4,981,965
                                                                             -------------------  -------------------
   End of period...........................................................  $       17,694,078   $        5,542,668
                                                                             ===================  ===================


                                                                                                      BLACKROCK
                                                                              MFS(R) HIGH YIELD   GLOBAL ALLOCATION
                                                                                  PORTFOLIO           V.I. FUND
                                                                             SUB-ACCOUNT (7)(8)      SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................   $       8,425,988   $           1,255
   Net realized gain (loss) on security transactions.......................          (8,491,404)                285
   Net realized gain distributions.........................................                  --               8,981
   Change in unrealized appreciation (depreciation) during the period......           2,917,052               9,181
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........           2,851,636              19,702
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             413,134               1,280
   Net transfers...........................................................          (5,332,554)            116,957
   Surrenders for benefit payments and fees................................         (15,230,187)             (7,431)
   Other transactions......................................................              31,834                  (3)
   Death benefits..........................................................          (1,537,998)                 --
   Net annuity transactions................................................              21,628                  --
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (21,634,143)            110,803
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................         (18,782,507)            130,505

NET ASSETS:
   Beginning of period.....................................................          73,113,855              96,822
                                                                             -------------------  ------------------
   End of period...........................................................   $      54,331,348   $         227,327
                                                                             ===================  ==================

                                                                                  BLACKROCK
                                                                                   GLOBAL              BLACKROCK
                                                                                OPPORTUNITIES          LARGE CAP
                                                                                  V.I. FUND        GROWTH V.I. FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $             (510)  $           (5,614)
   Net realized gain (loss) on security transactions.......................                  97               25,135
   Net realized gain distributions.........................................                  --               32,100
   Change in unrealized appreciation (depreciation) during the period......               6,676               58,916
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               6,263              110,537
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................               6,677               (2,397)
   Surrenders for benefit payments and fees................................                  (1)             (51,760)
   Other transactions......................................................                  --                   --
   Death benefits..........................................................                  --              (31,765)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..               6,676              (85,922)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              12,939               24,615

NET ASSETS:
   Beginning of period.....................................................              21,086              414,538
                                                                             -------------------  -------------------
   End of period...........................................................  $           34,025   $          439,153
                                                                             ===================  ===================


                                                                                  BLACKROCK          UIF CORE PLUS
                                                                               EQUITY DIVIDEND       FIXED INCOME
                                                                                  V.I. FUND            PORTFOLIO
                                                                                 SUB-ACCOUNT      SUB-ACCOUNT (9)(10)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          10,937    $           5,365
   Net realized gain (loss) on security transactions.......................              77,854               (8,945)
   Net realized gain distributions.........................................              13,969                   --
   Change in unrealized appreciation (depreciation) during the period......             133,849                3,189
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             236,609                 (391)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             211,496               11,344
   Net transfers...........................................................            (405,335)             (63,479)
   Surrenders for benefit payments and fees................................             (66,066)                (617)
   Other transactions......................................................                  30                   --
   Death benefits..........................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (259,875)             (52,752)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             (23,266)             (53,143)

NET ASSETS:
   Beginning of period.....................................................           1,029,040               84,156
                                                                             -------------------  -------------------
   End of period...........................................................   $       1,005,774    $          31,013
                                                                             ===================  ===================

(7)   Funded as of August 15, 2013.

(8) Effective August 16, 2013 MFS(R) High Income Series merged with MFS(R) High Yield Portfolio.

(9)   Funded as of September 06, 2013.

(10) Effective September 6, 2013 Morgan Stanley -- Flexible Income Portfolio merged with UIF Core Plus Fixed Income Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-134

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-135

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------





                                                                                 UIF GROWTH
                                                                                  PORTFOLIO           UIF MID CAP
                                                                                 SUB-ACCOUNT       GROWTH PORTFOLIO
                                                                                 (9)(11)(12)          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          (4,239)  $          (30,601)
   Net realized gain (loss) on security transactions.......................              32,964              156,577
   Net realized gain distributions.........................................              29,266               52,176
   Change in unrealized appreciation (depreciation) during the period......              24,489              502,779
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              82,480              680,931
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              29,250                1,907
   Net transfers...........................................................             (12,948)             (78,492)
   Surrenders for benefit payments and fees................................              (8,548)            (372,904)
   Other transactions......................................................                  --                    6
   Death benefits..........................................................                  --               (6,434)
   Net annuity transactions................................................                  --               (9,650)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..               7,754             (465,567)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              90,234              215,364

NET ASSETS:
   Beginning of period.....................................................             185,018            2,105,964
                                                                             -------------------  -------------------
   End of period...........................................................   $         275,252   $        2,321,328
                                                                             ===================  ===================




                                                                                INVESCO V.I.      MORGAN STANLEY --
                                                                               AMERICAN VALUE      MID CAP GROWTH
                                                                                    FUND              PORTFOLIO
                                                                              SUB-ACCOUNT (13)       SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................   $          (8,928)  $          (3,531)
   Net realized gain (loss) on security transactions.......................              43,704                 497
   Net realized gain distributions.........................................                  --                 571
   Change in unrealized appreciation (depreciation) during the period......             225,634              66,053
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             260,410              63,590
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               2,188              58,500
   Net transfers...........................................................              17,035                (675)
   Surrenders for benefit payments and fees................................             (49,157)            (10,084)
   Other transactions......................................................                  --                   1
   Death benefits..........................................................                  --                  --
   Net annuity transactions................................................                  --                  --
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (29,934)             47,742
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................             230,476             111,332

NET ASSETS:
   Beginning of period.....................................................             836,670             171,993
                                                                             -------------------  ------------------
   End of period...........................................................   $       1,067,146   $         283,325
                                                                             ===================  ==================

                                                                                                   COLUMBIA VARIABLE
                                                                                                     PORTFOLIO --
                                                                                  BLACKROCK             MARSICO
                                                                                   CAPITAL           INTERNATIONAL
                                                                                APPRECIATION         OPPORTUNITIES
                                                                                  V.I. FUND              FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (7,784)   $        (151,761)
   Net realized gain (loss) on security transactions.......................              91,604              645,672
   Net realized gain distributions.........................................             127,441                   --
   Change in unrealized appreciation (depreciation) during the period......              84,619              963,708
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             295,880            1,457,619
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             199,747               82,251
   Net transfers...........................................................            (486,487)            (106,745)
   Surrenders for benefit payments and fees................................             (62,322)          (1,353,823)
   Other transactions......................................................                 (54)                  16
   Death benefits..........................................................                  --             (193,874)
   Net annuity transactions................................................                  --                4,441
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (349,116)          (1,567,734)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             (53,236)            (110,115)

NET ASSETS:
   Beginning of period.....................................................             972,985            9,036,590
                                                                             -------------------  -------------------
   End of period...........................................................  $          919,749    $       8,926,475
                                                                             ===================  ===================



                                                                              COLUMBIA VARIABLE
                                                                                PORTFOLIO --       COLUMBIA VARIABLE
                                                                               MARSICO FOCUSED    PORTFOLIO -- ASSET
                                                                                EQUITIES FUND       ALLOCATION FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (138,437)   $          10,706
   Net realized gain (loss) on security transactions.......................             624,232             (120,767)
   Net realized gain distributions.........................................           1,235,897                   --
   Change in unrealized appreciation (depreciation) during the period......             805,329              676,573
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           2,527,021              566,512
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              32,396                9,567
   Net transfers...........................................................            (131,997)               7,025
   Surrenders for benefit payments and fees................................          (1,295,383)            (715,524)
   Other transactions......................................................                 (54)                   5
   Death benefits..........................................................            (259,185)            (137,767)
   Net annuity transactions................................................               6,712               (1,747)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,647,511)            (838,441)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             879,510             (271,929)

NET ASSETS:
   Beginning of period.....................................................           7,799,396            3,985,657
                                                                             -------------------  -------------------
   End of period...........................................................  $        8,678,906    $       3,713,728
                                                                             ===================  ===================



                                                                              COLUMBIA VARIABLE    COLUMBIA VARIABLE
                                                                                PORTFOLIO --         PORTFOLIO --
                                                                                   MARSICO           MARSICO 21ST
                                                                                 GROWTH FUND         CENTURY FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (130,960)   $         (32,526)
   Net realized gain (loss) on security transactions.......................             837,491              295,077
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......           1,255,899              402,178
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           1,962,430              664,729
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              68,814                  480
   Net transfers...........................................................            (310,691)             106,905
   Surrenders for benefit payments and fees................................          (1,060,526)            (289,623)
   Other transactions......................................................                 118                  (15)
   Death benefits..........................................................            (294,859)            (135,515)
   Net annuity transactions................................................               9,533                 (385)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,587,611)            (318,153)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             374,819              346,576

NET ASSETS:
   Beginning of period.....................................................           6,709,942            1,872,420
                                                                             -------------------  -------------------
   End of period...........................................................  $        7,084,761    $       2,218,996
                                                                             ===================  ===================

(9)   Funded as of September 06, 2013.

(11) Effective September 6, 2013 Morgan Stanley -- Focus Growth Portfolio merged with UIF Growth Portfolio.

(12) Effective September 6, 2013 Morgan Stanley Multi Cap Growth Portfolio merged with UIF Growth Portfolio.

(13) Formerly Invesco Van Kampen V.I. American Value Fund. Change effective April 29, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-136

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-137

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                    COLUMBIA VARIABLE
                                                                               COLUMBIA VARIABLE   PORTFOLIO -- INCOME
                                                                                 PORTFOLIO --         OPPORTUNITIES
                                                                                   DIVIDEND               FUND
                                                                               OPPORTUNITY FUND        SUB-ACCOUNT
                                                                                  SUB-ACCOUNT           (14)(15)
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (215,630)   $       1,169,929
   Net realized gain (loss) on security transactions.........................            363,127              589,391
   Net realized gain distributions...........................................                 --              412,272
   Change in unrealized appreciation (depreciation) during the period........          2,051,727           (1,893,965)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          2,199,224              277,627
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            114,517              150,948
   Net transfers.............................................................           (186,416)             132,821
   Surrenders for benefit payments and fees..................................         (1,701,540)          (1,491,383)
   Other transactions........................................................                 (7)                  56
   Death benefits............................................................           (269,404)            (410,687)
   Net annuity transactions..................................................             11,420                5,179
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (2,031,430)          (1,613,066)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................            167,794           (1,335,439)

NET ASSETS:
   Beginning of period.......................................................          9,901,448           10,423,315
                                                                               ------------------  -------------------
   End of period.............................................................  $      10,069,242    $       9,087,876
                                                                               ==================  ===================

                                                                                COLUMBIA VARIABLE
                                                                                  PORTFOLIO --        OPPENHEIMER
                                                                                 MID CAP GROWTH         CAPITAL
                                                                                OPPORTUNITY FUND     APPRECIATION
                                                                                   SUB-ACCOUNT          FUND/VA
                                                                                    (14)(16)          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (199,193)  $          (4,180)
   Net realized gain (loss) on security transactions.........................           (677,307)             13,811
   Net realized gain distributions...........................................          3,216,803                  --
   Change in unrealized appreciation (depreciation) during the period........            108,311             134,775
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          2,448,614             144,406
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            146,512                  --
   Net transfers.............................................................           (340,200)             88,988
   Surrenders for benefit payments and fees..................................         (1,626,225)            (18,534)
   Other transactions........................................................                111                  --
   Death benefits............................................................           (282,010)                 --
   Net annuity transactions..................................................              3,631                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (2,098,181)             70,454
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            350,433             214,860

NET ASSETS:
   Beginning of period.......................................................          9,616,372             482,974
                                                                               ------------------  ------------------
   End of period.............................................................  $       9,966,805   $         697,834
                                                                               ==================  ==================



                                                                                                       OPPENHEIMER
                                                                                  OPPENHEIMER          MAIN STREET
                                                                                GLOBAL FUND/VA         FUND(R)/VA
                                                                               SUB-ACCOUNT (17)        SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (30,720)   $          (9,154)
   Net realized gain (loss) on security transactions.........................            581,023               80,140
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........          1,013,336              238,039
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          1,563,639              309,025
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             12,695                  737
   Net transfers.............................................................           (167,851)             (30,927)
   Surrenders for benefit payments and fees..................................           (847,045)            (109,325)
   Other transactions........................................................                 (5)                  --
   Death benefits............................................................            (22,236)              (3,553)
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,024,442)            (143,068)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................            539,197              165,957

NET ASSETS:
   Beginning of period.......................................................          6,806,454            1,110,299
                                                                               ------------------  -------------------
   End of period.............................................................  $       7,345,651    $       1,276,256
                                                                               ==================  ===================


                                                                                   OPPENHEIMER
                                                                                   MAIN STREET         OPPENHEIMER
                                                                                    SMALL CAP         EQUITY INCOME
                                                                                     FUND/VA             FUND/VA
                                                                                SUB-ACCOUNT (18)    SUB-ACCOUNT (19)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (57,215)  $            (416)
   Net realized gain (loss) on security transactions.........................            966,720              11,477
   Net realized gain distributions...........................................             77,007                  --
   Change in unrealized appreciation (depreciation) during the period........          1,062,390              40,060
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          2,048,902              51,121
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             30,486                  70
   Net transfers.............................................................           (474,742)             38,984
   Surrenders for benefit payments and fees..................................           (965,107)            (22,977)
   Other transactions........................................................                 (7)                 79
   Death benefits............................................................            (43,900)                 --
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,453,270)             16,156
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            595,632              67,277

NET ASSETS:
   Beginning of period.......................................................          5,931,035             184,136
                                                                               ------------------  ------------------
   End of period.............................................................  $       6,526,667   $         251,413
                                                                               ==================  ==================



                                                                                   PUTNAM VT           PUTNAM VT
                                                                                  DIVERSIFIED        GLOBAL ASSET
                                                                                  INCOME FUND       ALLOCATION FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         370,150   $            (166)
   Net realized gain (loss) on security transactions.........................            274,571             327,742
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........            649,653              (3,508)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,294,374             324,068
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            125,992               2,500
   Net transfers.............................................................         (1,596,597)         (1,227,950)
   Surrenders for benefit payments and fees..................................         (2,631,822)           (553,816)
   Other transactions........................................................                (73)                 --
   Death benefits............................................................           (173,613)             (1,971)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (4,276,113)         (1,781,237)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (2,981,739)         (1,457,169)

NET ASSETS:
   Beginning of period.......................................................         23,058,536           2,453,434
                                                                               ------------------  ------------------
   End of period.............................................................  $      20,076,797   $         996,265
                                                                               ==================  ==================

(14)  Funded as of April 26, 2013.

(15) Effective April 26, 2013 Columbia Variable Portfolio -- High Income Fund merged with Columbia Variable Portfolio -- Income Opportunities Fund.

(16) Effective April 26, 2013 Columbia Variable Portfolio -- Mid Cap Growth Fund merged with Columbia Variable Portfolio -- Mid Cap Growth Opportunity Fund.

(17) Formerly Oppenheimer Global Securities Fund/VA. Change effective April 30, 2013.

(18) Formerly Oppenheimer Main Street Small- & Mid-Cap Fund/VA. Change effective April 30, 2013.

(19)  Formerly Oppenheimer Value Fund/VA. Change effective April 30, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-138

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-139

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                  PUTNAM VT            PUTNAM VT
                                                                                INTERNATIONAL        INTERNATIONAL
                                                                                 VALUE FUND           EQUITY FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $              844    $          (1,882)
   Net realized gain (loss) on security transactions.......................               4,049                5,711
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......              32,708               91,411
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              37,601               95,240
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              52,502                   --
   Net transfers...........................................................              14,252              166,068
   Surrenders for benefit payments and fees................................             (69,875)             (36,689)
   Other transactions......................................................                 316                   --
   Death benefits..........................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              (2,805)             129,379
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              34,796              224,619

NET ASSETS:
   Beginning of period.....................................................             209,457              351,891
                                                                             -------------------  -------------------
   End of period...........................................................  $          244,253    $         576,510
                                                                             ===================  ===================


                                                                                  PUTNAM VT
                                                                                  SMALL CAP            PUTNAM VT
                                                                                 VALUE FUND          VOYAGER FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (33,304)   $           3,714
   Net realized gain (loss) on security transactions.......................             325,887              192,604
   Net realized gain distributions.........................................              38,693                   --
   Change in unrealized appreciation (depreciation) during the period......             440,265              693,203
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             771,541              889,521
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              18,535              191,736
   Net transfers...........................................................             294,501             (668,257)
   Surrenders for benefit payments and fees................................            (681,368)            (244,223)
   Other transactions......................................................                   1                  769
   Death benefits..........................................................                  --              (51,229)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (368,331)            (771,204)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             403,210              118,317

NET ASSETS:
   Beginning of period.....................................................           2,037,385            2,352,712
                                                                             -------------------  -------------------
   End of period...........................................................   $       2,440,595    $       2,471,029
                                                                             ===================  ===================

                                                                                 JPMORGAN             JPMORGAN
                                                                              INSURANCE TRUST      INSURANCE TRUST
                                                                                 CORE BOND           U.S. EQUITY
                                                                              PORTFOLIO -- 1       PORTFOLIO -- 1
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $       2,369,415   $         (18,149)
   Net realized gain (loss) on security transactions.......................            505,073             662,362
   Net realized gain distributions.........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period......         (5,126,422)          1,484,232
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........         (2,251,934)          2,128,445
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................            262,509              14,268
   Net transfers...........................................................          1,987,736            (457,183)
   Surrenders for benefit payments and fees................................        (15,054,000)         (1,658,863)
   Other transactions......................................................                (13)                (20)
   Death benefits..........................................................         (1,779,964)           (112,037)
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (14,583,732)         (2,213,835)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................        (16,835,666)            (85,390)

NET ASSETS:
   Beginning of period.....................................................         82,006,190           7,260,683
                                                                             ------------------  ------------------
   End of period...........................................................  $      65,170,524   $       7,175,293
                                                                             ==================  ==================

                                                                                  JPMORGAN             JPMORGAN
                                                                               INSURANCE TRUST      INSURANCE TRUST
                                                                              INTREPID MID CAP       EQUITY INDEX
                                                                               PORTFOLIO -- 1       PORTFOLIO -- 1
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (47,419)  $          122,706
   Net realized gain (loss) on security transactions.......................             404,778            1,860,973
   Net realized gain distributions.........................................                  --            1,107,073
   Change in unrealized appreciation (depreciation) during the period......           2,611,841            4,513,327
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           2,969,200            7,604,079
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              18,120               71,506
   Net transfers...........................................................            (586,064)          (1,692,166)
   Surrenders for benefit payments and fees................................          (1,552,913)          (5,784,540)
   Other transactions......................................................                 (27)                 (50)
   Death benefits..........................................................            (110,339)            (678,137)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (2,231,223)          (8,083,387)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             737,977             (479,308)

NET ASSETS:
   Beginning of period.....................................................           8,595,927           29,044,210
                                                                             -------------------  -------------------
   End of period...........................................................  $        9,333,904   $       28,564,902
                                                                             ===================  ===================

                                                                                  JPMORGAN             JPMORGAN
                                                                               INSURANCE TRUST      INSURANCE TRUST
                                                                               INTREPID GROWTH      MID CAP GROWTH
                                                                               PORTFOLIO -- 1       PORTFOLIO -- 1
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (16,593)   $        (133,608)
   Net realized gain (loss) on security transactions.......................             246,241              380,777
   Net realized gain distributions.........................................                  --              514,129
   Change in unrealized appreciation (depreciation) during the period......             785,074            2,161,841
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           1,014,722            2,923,139
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               9,504               22,491
   Net transfers...........................................................            (238,192)            (521,827)
   Surrenders for benefit payments and fees................................            (526,998)          (2,046,022)
   Other transactions......................................................                  (3)                 (36)
   Death benefits..........................................................             (80,390)            (124,834)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (836,079)          (2,670,228)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             178,643              252,911

NET ASSETS:
   Beginning of period.....................................................           3,513,548            8,359,518
                                                                             -------------------  -------------------
   End of period...........................................................   $       3,692,191    $       8,612,429
                                                                             ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-140

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-141

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                  JPMORGAN
                                                                               INSURANCE TRUST         PUTNAM VT
                                                                                MID CAP VALUE           EQUITY
                                                                               PORTFOLIO -- 1         INCOME FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (33,082)  $              374
   Net realized gain (loss) on security transactions.......................            (876,278)                 105
   Net realized gain distributions.........................................              70,361                   --
   Change in unrealized appreciation (depreciation) during the period......           2,446,991               10,761
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           1,607,992               11,240
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               8,617                   --
   Net transfers...........................................................             (80,007)              25,000
   Surrenders for benefit payments and fees................................          (1,469,645)                (429)
   Other transactions......................................................                   1                    2
   Death benefits..........................................................            (157,033)                  --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,698,067)              24,573
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             (90,075)              35,813

NET ASSETS:
   Beginning of period.....................................................           6,104,691               27,304
                                                                             -------------------  -------------------
   End of period...........................................................   $       6,014,616   $           63,117
                                                                             ===================  ===================


                                                                                                       PIMCO EQS
                                                                                    PIMCO             PATHFINDER
                                                                             ALL ASSET PORTFOLIO       PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $            6,334    $           9,686
   Net realized gain (loss) on security transactions.......................                  51               51,889
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......              (7,420)              93,851
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              (1,035)             155,426
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --              176,247
   Net transfers...........................................................               1,425             (321,478)
   Surrenders for benefit payments and fees................................              (2,222)             (54,256)
   Other transactions......................................................                   1                   27
   Death benefits..........................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..                (796)            (199,460)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              (1,831)             (44,034)

NET ASSETS:
   Beginning of period.....................................................             168,501              844,011
                                                                             -------------------  -------------------
   End of period...........................................................  $          166,670    $         799,977
                                                                             ===================  ===================


                                                                                PIMCO GLOBAL
                                                                                 MULTI-ASSET        JENNISON 20/20
                                                                                  PORTFOLIO         FOCUS PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $              215    $          (2,198)
   Net realized gain (loss) on security transactions.......................                  (2)               6,507
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......              (1,453)              28,328
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              (1,240)              32,637
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................               1,314              (10,514)
   Surrenders for benefit payments and fees................................                (261)              (9,925)
   Other transactions......................................................                  --                   --
   Death benefits..........................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..               1,053              (20,439)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................                (187)              12,198

NET ASSETS:
   Beginning of period.....................................................              12,313              131,830
                                                                             -------------------  -------------------
   End of period...........................................................  $           12,126    $         144,028
                                                                             ===================  ===================



                                                                                  JENNISON            PRUDENTIAL
                                                                                  PORTFOLIO         VALUE PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (3,050)   $          (1,109)
   Net realized gain (loss) on security transactions.......................               1,134                2,310
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......              56,077               17,631
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              54,161               18,832
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................                 663                 (276)
   Surrenders for benefit payments and fees................................             (57,619)             (40,669)
   Other transactions......................................................                  --                 (117)
   Death benefits..........................................................                  --                   --
   Net annuity transactions................................................              (5,186)              10,381
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (62,142)             (30,681)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              (7,981)             (11,849)

NET ASSETS:
   Beginning of period.....................................................             179,421               84,945
                                                                             -------------------  -------------------
   End of period...........................................................  $          171,440    $          73,096
                                                                             ===================  ===================

                                                                                 PRUDENTIAL
                                                                                   SERIES             CLEARBRIDGE
                                                                                INTERNATIONAL       VARIABLE EQUITY
                                                                              GROWTH PORTFOLIO     INCOME PORTFOLIO
                                                                                 SUB-ACCOUNT       SUB-ACCOUNT (20)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $             (206)  $               48
   Net realized gain (loss) on security transactions.......................                 (16)              (2,010)
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......               2,148               13,444
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               1,926               11,482
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................               9,226                1,423
   Surrenders for benefit payments and fees................................                (322)             (12,742)
   Other transactions......................................................                  --                   --
   Death benefits..........................................................                  --              (13,259)
   Net annuity transactions................................................                  --                  (40)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..               8,904              (24,618)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              10,830              (13,136)

NET ASSETS:
   Beginning of period.....................................................               4,371               56,878
                                                                             -------------------  -------------------
   End of period...........................................................  $           15,201   $           43,742
                                                                             ===================  ===================

(20) Formerly Legg Mason ClearBridge Variable Equity Income Builder Portfolio. Change effective April 29, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-142

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-143

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                      WESTERN ASSET
                                                                                 CLEARBRIDGE         VARIABLE GLOBAL
                                                                              VARIABLE ALL CAP         HIGH YIELD
                                                                               VALUE PORTFOLIO       BOND PORTFOLIO
                                                                              SUB-ACCOUNT (21)         SUB-ACCOUNT
                                                                             -------------------  --------------------
OPERATIONS:
   Net investment income (loss)............................................  $             (910)   $            2,653
   Net realized gain (loss) on security transactions.......................                 330                   (91)
   Net realized gain distributions.........................................              44,281                    --
   Change in unrealized appreciation (depreciation) during the period......             131,867                   132
                                                                             -------------------  --------------------
   Net increase (decrease) in net assets resulting from operations.........             175,568                 2,694
                                                                             -------------------  --------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                    --
   Net transfers...........................................................             (22,128)                  851
   Surrenders for benefit payments and fees................................            (126,215)               (1,312)
   Other transactions......................................................                  (1)                   --
   Death benefits..........................................................             (12,671)                   --
   Net annuity transactions................................................              (5,397)                   --
                                                                             -------------------  --------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (166,412)                 (461)
                                                                             -------------------  --------------------
   Net increase (decrease) in net assets...................................               9,156                 2,233

NET ASSETS:
   Beginning of period.....................................................             649,498                57,261
                                                                             -------------------  --------------------
   End of period...........................................................  $          658,654    $           59,494
                                                                             ===================  ====================

                                                                                 CLEARBRIDGE
                                                                               VARIABLE LARGE        INVESCO V.I.
                                                                                  CAP VALUE           GROWTH AND
                                                                                  PORTFOLIO           INCOME FUND
                                                                              SUB-ACCOUNT (22)     SUB-ACCOUNT (23)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $             284   $           (3,607)
   Net realized gain (loss) on security transactions.......................              20,915              115,451
   Net realized gain distributions.........................................              10,943               15,399
   Change in unrealized appreciation (depreciation) during the period......              32,824              347,236
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              64,966              474,479
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                  145
   Net transfers...........................................................              (3,707)             (20,395)
   Surrenders for benefit payments and fees................................             (69,773)            (195,275)
   Other transactions......................................................                  (1)                  (5)
   Death benefits..........................................................                  --               (5,492)
   Net annuity transactions................................................                   2                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (73,479)            (221,022)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              (8,513)             253,457

NET ASSETS:
   Beginning of period.....................................................             249,253            1,553,672
                                                                             -------------------  -------------------
   End of period...........................................................   $         240,740   $        1,807,129
                                                                             ===================  ===================


                                                                                                     INVESCO V.I.
                                                                                INVESCO V.I.           AMERICAN
                                                                                COMSTOCK FUND       FRANCHISE FUND
                                                                              SUB-ACCOUNT (24)     SUB-ACCOUNT (25)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (2,143)  $         (339,707)
   Net realized gain (loss) on security transactions.......................               1,962            1,096,827
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             116,637            6,418,267
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             116,456            7,175,387
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --              195,951
   Net transfers...........................................................                (554)          (1,250,347)
   Surrenders for benefit payments and fees................................             (13,339)          (5,557,694)
   Other transactions......................................................                   1                2,673
   Death benefits..........................................................                  --             (579,330)
   Net annuity transactions................................................                  --               74,312
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (13,892)          (7,114,435)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             102,564               60,952

NET ASSETS:
   Beginning of period.....................................................             359,435           23,600,563
                                                                             -------------------  -------------------
   End of period...........................................................  $          461,999   $       23,661,515
                                                                             ===================  ===================

                                                                                                       WELLS FARGO
                                                                                INVESCO V.I.          ADVANTAGE VT
                                                                                   MID CAP             INDEX ASSET
                                                                                 GROWTH FUND         ALLOCATION FUND
                                                                              SUB-ACCOUNT (26)         SUB-ACCOUNT
                                                                             --------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          (47,986)  $              (47)
   Net realized gain (loss) on security transactions.......................              160,550                  152
   Net realized gain distributions.........................................                   --                   --
   Change in unrealized appreciation (depreciation) during the period......              845,808                3,359
                                                                             --------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              958,372                3,464
                                                                             --------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               10,930                  120
   Net transfers...........................................................              777,152                   --
   Surrenders for benefit payments and fees................................             (521,784)                (974)
   Other transactions......................................................                    1                   --
   Death benefits..........................................................               (1,788)                  --
   Net annuity transactions................................................                   --                   --
                                                                             --------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              264,511                 (854)
                                                                             --------------------  -------------------
   Net increase (decrease) in net assets...................................            1,222,883                2,610

NET ASSETS:
   Beginning of period.....................................................            2,783,539               20,222
                                                                             --------------------  -------------------
   End of period...........................................................   $        4,006,422   $           22,832
                                                                             ====================  ===================

(21) Formerly Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio. Change effective April 29, 2013.

(22) Formerly Legg Mason ClearBridge Variable Large Cap Value Portfolio. Change effective April 29, 2013.

(23) Formerly Invesco Van Kampen V.I. Growth and Income Fund. Change effective April 29, 2013.

(24) Formerly Invesco Van Kampen V.I. Comstock Fund. Change effective April 29, 2013.

(25) Formerly Invesco Van Kampen V.I. American Franchise Fund. Change effective April 29, 2013.

(26) Formerly Invesco Van Kampen V.I. Mid Cap Growth Fund. Change effective April 29, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-144

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-145

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                WELLS FARGO         WELLS FARGO
                                                                               ADVANTAGE VT        ADVANTAGE VT
                                                                               TOTAL RETURN          INTRINSIC
                                                                                 BOND FUND          VALUE FUND
                                                                                SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $             (18)  $            (193)
   Net realized gain (loss) on security transactions.......................                  4                 206
   Net realized gain distributions.........................................                545                  --
   Change in unrealized appreciation (depreciation) during the period......             (1,190)              7,960
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........               (659)              7,973
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                120                  --
   Net transfers...........................................................                 --                 254
   Surrenders for benefit payments and fees................................                (49)                 (4)
   Other transactions......................................................                 --                  --
   Death benefits..........................................................                 --                  --
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..                 71                 250
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................               (588)              8,223

NET ASSETS:
   Beginning of period.....................................................             17,578              28,343
                                                                             ------------------  ------------------
   End of period...........................................................  $          16,990   $          36,566
                                                                             ==================  ==================

                                                                                WELLS FARGO         WELLS FARGO
                                                                               ADVANTAGE VT        ADVANTAGE VT
                                                                               INTERNATIONAL         SMALL CAP
                                                                                EQUITY FUND         GROWTH FUND
                                                                                SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $           9,597   $         (30,293)
   Net realized gain (loss) on security transactions.......................             13,452             217,688
   Net realized gain distributions.........................................             71,128              91,781
   Change in unrealized appreciation (depreciation) during the period......            141,726             406,094
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            235,903             685,270
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              1,992               5,622
   Net transfers...........................................................            128,618             (95,659)
   Surrenders for benefit payments and fees................................           (192,286)           (340,641)
   Other transactions......................................................                 (1)                 11
   Death benefits..........................................................            (19,094)            (62,135)
   Net annuity transactions................................................                 --                (656)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (80,771)           (493,458)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................            155,132             191,812

NET ASSETS:
   Beginning of period.....................................................          1,378,829           1,598,916
                                                                             ------------------  ------------------
   End of period...........................................................  $       1,533,961   $       1,790,728
                                                                             ==================  ==================

                                                                                                    WELLS FARGO
                                                                                WELLS FARGO        ADVANTAGE VT
                                                                               ADVANTAGE VT          SMALL CAP
                                                                              DISCOVERY FUND        VALUE FUND
                                                                                SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $             (84)  $         (96,375)
   Net realized gain (loss) on security transactions.......................                 44             865,224
   Net realized gain distributions.........................................                173                  --
   Change in unrealized appreciation (depreciation) during the period......              2,027             743,204
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........              2,160           1,512,053
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --              26,379
   Net transfers...........................................................                 --             (42,959)
   Surrenders for benefit payments and fees................................                (42)         (2,194,674)
   Other transactions......................................................                  1                  90
   Death benefits..........................................................                 --            (159,199)
   Net annuity transactions................................................                 --                (458)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..                (41)         (2,370,821)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................              2,119            (858,768)

NET ASSETS:
   Beginning of period.....................................................              5,194          12,220,444
                                                                             ------------------  ------------------
   End of period...........................................................  $           7,313   $      11,361,676
                                                                             ==================  ==================


                                                                                WELLS FARGO
                                                                               ADVANTAGE VT
                                                                             OPPORTUNITY FUND
                                                                                SUB-ACCOUNT
                                                                             ------------------
OPERATIONS:
   Net investment income (loss)............................................  $        (108,189)
   Net realized gain (loss) on security transactions.......................            587,390
   Net realized gain distributions.........................................                 --
   Change in unrealized appreciation (depreciation) during the period......          1,961,013
                                                                             ------------------
   Net increase (decrease) in net assets resulting from operations.........          2,440,214
                                                                             ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             51,583
   Net transfers...........................................................           (723,709)
   Surrenders for benefit payments and fees................................           (941,113)
   Other transactions......................................................                 14
   Death benefits..........................................................           (115,929)
   Net annuity transactions................................................                 --
                                                                             ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (1,729,154)
                                                                             ------------------
   Net increase (decrease) in net assets...................................            711,060

NET ASSETS:
   Beginning of period.....................................................          9,315,735
                                                                             ------------------
   End of period...........................................................  $      10,026,795
                                                                             ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-146

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-147

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.   ORGANIZATION:

     Separate Account Seven (the "Account") is a separate investment account established by Hartford Life Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

     The Account is comprised of the following Sub-Accounts:
     American Century VP Value Fund, American Century VP Growth Fund, AllianceBernstein VPS Balanced Wealth Strategy Portfolio, AllianceBernstein VPS International Value Portfolio, AllianceBernstein VPS Small/Mid-Cap Value Portfolio, AllianceBernstein VPS Value Portfolio, AllianceBernstein VPS International Growth Portfolio, Invesco V.I. Value Opportunities Fund, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Mid Cap Core Equity Fund, Invesco V.I. Small Cap Equity Fund, Invesco V.I. Balanced Risk Allocation Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Money Market Fund, American Century VP Mid Cap Value Fund, American Funds Global Bond Fund, American Funds Global Growth and Income Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, Sterling Capital Equity Income VIF, Sterling Capital Special Opportunities VIF, Sterling Capital Total Return Bond VIF, Columbia Variable Portfolio -- Small Company Growth Fund, Wells Fargo Advantage VT Omega Growth Fund, Fidelity(R) VIP Growth Portfolio, Fidelity(R) VIP Contrafund(R) Portfolio, Fidelity(R) VIP Mid Cap Portfolio, Fidelity(R) VIP Value Strategies Portfolio, Fidelity(R) VIP Dynamic Capital Appreciation Portfolio, Fidelity(R) VIP Strategic Income Portfolio, Franklin Rising Dividends VIP Fund (formerly Franklin Rising Dividends Securities Fund), Franklin Income VIP Fund (formerly Franklin Income Securities Fund), Franklin Large Cap Growth VIP Fund (formerly Franklin Large Cap Growth Securities Fund), Franklin Global Real Estate VIP Fund (formerly Franklin Global Real Estate Securities Fund), Franklin Small-Mid Cap Growth VIP Fund (formerly Franklin Small-Mid Cap Growth Securities Fund), Franklin Small Cap Value VIP Fund (formerly Franklin Small Cap Value Securities Fund), Franklin Strategic Income VIP Fund (formerly Franklin Strategic Income Securities
     Fund), Franklin Mutual Shares VIP Fund (formerly Mutual Shares Securities
     Fund), Templeton Developing Markets VIP Fund (formerly Templeton Developing Markets Securities Fund), Templeton Foreign VIP Fund (formerly Templeton Foreign Securities Fund), Templeton Growth VIP Fund (formerly Templeton Growth Securities Fund), Franklin Mutual Global Discovery VIP Fund (formerly Mutual Global Discovery Securities Fund), Franklin Flex Cap Growth VIP Fund (formerly Franklin Flex Cap Growth Securities Fund), Franklin Large Cap Value VIP Fund (formerly Franklin Large Cap Value Securities Fund)++, Templeton Global Bond VIP Fund (formerly Templeton Global Bond Securities Fund), Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Research HLS Fund (merged with Hartford Global Growth HLS Fund), Hartford Healthcare HLS Fund, Hartford Global Growth HLS Fund (merged with Hartford Global Research HLS
     Fund), Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund (merged with Hartford Growth Opportunities HLS Fund), Hartford Growth Opportunities HLS Fund (merged with Hartford Growth HLS Fund), Hartford High Yield HLS Fund, Hartford Index HLS Fund (merged with HIMCO VIT Index
     Fund), Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, American Funds Asset Allocation HLS Fund (merged with HIMCO VIT American Funds Asset Allocation Fund), American Funds Blue Chip Income and Growth HLS Fund (merged with HIMCO VIT American Funds Blue Chip Income and Growth Fund), American Funds Bond HLS Fund (merged with HIMCO VIT American Funds Bond
     Fund), American Funds Global Bond HLS Fund (merged with HIMCO VIT American Funds Global Bond Fund), American Funds Global Growth and Income HLS Fund (merged with HIMCO VIT American Funds Global Growth and Income Fund), American Funds Global Growth HLS Fund (merged with HIMCO VIT American Funds Global Growth Fund), American Funds Global Small Capitalization HLS Fund (merged with HIMCO VIT American Funds Global Small Capitalization
     Fund), American Funds Growth HLS Fund (merged with HIMCO VIT American Funds Growth Fund), American Funds Growth-Income HLS Fund (merged with HIMCO VIT American Funds Growth-Income Fund), American Funds International HLS Fund (merged with HIMCO VIT American Funds International Fund), American Funds New World HLS Fund (merged with HIMCO VIT American Funds New World Fund), Hartford Portfolio


--------------------------------------------------------------------------------
                                   SA-148

---------------------------------------------------------------------------
     Diversifier HLS Fund (merged with HIMCO VIT Portfolio Diversifier Fund), Huntington VA Income Equity Fund (merged with Huntington VA Dividend Capture Fund), Huntington VA Dividend Capture Fund (merged with Huntington VA Income Equity Fund), Huntington VA Growth Fund++, Huntington VA Mid Corp America Fund (merged with Huntington VA Situs Fund), Huntington VA Rotating Markets Fund++, Huntington VA International Equity Fund, Huntington VA Mortgage Securities Fund++, Huntington VA Situs Fund (merged with Huntington VA Mid Corp America Fund), Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, MFS(R) Core Equity Series, MFS(R) Growth Series, MFS(R) Global Equity Series, MFS(R) Investors Growth Stock Series, MFS(R) Investors Trust Series, MFS(R) Mid Cap Growth Series, MFS(R) New Discovery Series, MFS(R) Total Return Series, MFS(R) Value Series, MFS(R) Research Bond Series, MFS(R) Research International Series, MFS(R) Research Series, MFS(R) High Yield Portfolio, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Equity Dividend V.I. Fund, UIF Core Plus Fixed Income Portfolio, UIF Growth Portfolio, UIF Mid Cap Growth Portfolio, Invesco V.I. American Value Fund, Morgan Stanley -- Mid Cap Growth Portfolio, BlackRock Capital Appreciation V.I. Fund, Columbia Variable Portfolio -- Marsico International Opportunities Fund, Columbia Variable Portfolio -- Marsico Focused Equities Fund, Columbia Variable Portfolio -- Asset Allocation Fund, Columbia Variable Portfolio -- Marsico Growth Fund, Columbia Variable Portfolio -- Marsico 21st Century Fund, Columbia Variable Portfolio -- Dividend Opportunity Fund, Columbia Variable Portfolio -- Income Opportunities Fund, Columbia Variable Portfolio -- Mid Cap Growth Opportunity Fund, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund(R)/VA, Oppenheimer Main Street Small Cap Fund/VA, Oppenheimer Equity Income Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Small Cap Value Fund, Putnam VT Voyager Fund, JPMorgan Insurance Trust Core Bond Portfolio -- 1, JPMorgan Insurance Trust U.S. Equity Portfolio -- 1, JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- 1, JPMorgan Insurance Trust Equity Index Portfolio -- 1++, JPMorgan Insurance Trust Intrepid Growth Portfolio -- 1++, JPMorgan Insurance Trust Mid Cap Growth Portfolio -- 1++, JPMorgan Insurance Trust Mid Cap Value Portfolio -- 1, Putnam VT Equity Income Fund, PIMCO All Asset Portfolio, PIMCO EqS Pathfinder Portfolio, PIMCO Global Multi-Asset Managed Allocation Portfolio (formerly PIMCO Global Multi-Asset Portfolio), Jennison 20/20 Focus Portfolio, Jennison Portfolio, Prudential Value Portfolio, Prudential Series International Growth Portfolio, Clearbridge Variable Equity Income Portfolio, Clearbridge Variable All Cap Value Portfolio(merged with Clearbridge Variable Large Cap Value Portfolio), Western Asset Variable Global High Yield Bond Portfolio, Clearbridge Variable Large Cap Value Portfolio (merged with Clearbridge Variable All Cap Value Portfolio), Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund, Wells Fargo Advantage VT Index Asset Allocation Fund, Wells Fargo Advantage VT Total Return Bond Fund, Wells Fargo Advantage VT Intrinsic Value Fund, Wells Fargo Advantage VT International Equity Fund, Wells Fargo Advantage VT Small Cap Growth Fund, Wells Fargo Advantage VT Discovery Fund, Wells Fargo Advantage VT Small Cap Value Fund, Wells Fargo Advantage VT Opportunity Fund, HIMCO VIT Index Fund (merged with Hartford Index HLS Fund), HIMCO VIT Portfolio Diversifier Fund (merged with Hartford Portfolio Diversifier HLS Fund), HIMCO VIT American Funds Asset Allocation Fund (merged with American Funds Asset Allocation HLS Fund), HIMCO VIT American Funds Blue Chip Income and Growth Fund (merged with American Funds Blue Chip Income and Growth HLS
     Fund), HIMCO VIT American Funds Bond Fund (merged with American Funds Bond HLS Fund), HIMCO VIT American Funds Global Bond Fund (merged with American Funds Global Bond HLS Fund), HIMCO VIT American Funds Global Growth and Income Fund (merged with American Funds Global Growth and Income HLS
     Fund), HIMCO VIT American Funds Global Growth Fund (merged with American Funds Global Growth HLS Fund), HIMCO VIT American Funds Global Small Capitalization Fund (merged with American Funds Global Small Capitalization HLS Fund), HIMCO VIT American Funds Growth Fund (merged with American Funds Growth HLS Fund), HIMCO VIT American Funds Growth-Income Fund (merged with American Funds Growth-Income HLS Fund), HIMCO VIT American Funds International Fund (merged with American Funds International HLS Fund), and HIMCO VIT American Funds New World Fund (merged with American Funds New World HLS Fund).


   ++ During 2014, the following Sub-Accounts were liquidated: Franklin Large
      Cap Value VIP Fund, Huntington VA Growth Fund, Huntington VA Rotating Markets Fund, Huntington VA Mortgage Securities Fund, JPMorgan Insurance Trust Equity Index Portfolio -- 1, JPMorgan Insurance Trust Intrepid Growth Portfolio -- 1, JPMorgan Insurance Trust Mid Cap Growth Portfolio -- 1.

     If a Fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving Fund acquires the


--------------------------------------------------------------------------------
                                   SA-149

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


     net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are reflected in the statement of changes in net assets as a net transfer. For financial reporting purposes, assets received by the Sub-Account were recorded at fair value as follows:


     SURVIVING SUB-ACCOUNT                           ASSETS RECEIVED
     ---------------------------------------------  ----------------
     Hartford Global Growth HLS Fund..............    $     325,373
     Hartford Growth
       Opportunities HLS Fund.....................        1,368,074
     HIMCO VIT Index Fund.........................        7,293,402
     HIMCO VIT American Funds
       Asset Allocation Fund......................       13,419,514
     HIMCO VIT American Funds
       Blue Chip Income and Growth Fund...........        7,495,428
     HIMCO VIT American Funds Bond Fund...........       29,310,756
     HIMCO VIT American Funds
       Global Bond Fund...........................        3,318,941
     HIMCO VIT American Funds
       Global Growth and Income Fund..............       10,507,954
     HIMCO VIT American Funds
       Global Growth Fund.........................        2,727,715
     HIMCO VIT American Funds
       Global Small Capitalization Fund...........        8,402,377
     HIMCO VIT American Funds
       Growth Fund................................       54,562,433
     HIMCO VIT American Funds
       Growth-Income Fund.........................       29,347,791
     HIMCO VIT American Funds
       International Fund.........................       35,295,608
     HIMCO VIT American Funds
       New World Fund.............................        5,832,397
     HIMCO VIT Portfolio Diversifier Fund.........       46,827,727
     Huntington VA Dividend Capture Fund..........        3,553,308
     Huntington VA Situs Fund.....................        5,478,338
     Clearbridge Variable
       Large Cap Value Portfolio..................          628,868

     The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

     a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions is accrued as of the ex-dividend date. Net realized gain distributions represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

     b) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

     c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

     d) USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.The most significant estimate contained within the financial statements are the fair value measurements.

     e) MORTALITY RISK -- The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in death benefits on the accompanying statements of changes in net assets.

     f) FAIR VALUE MEASUREMENTS -- The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2014 closing net asset value as determined by the appropriate Fund manager. For


--------------------------------------------------------------------------------
                                   SA-150

---------------------------------------------------------------------------
        financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

        Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

        Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

        Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

        In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

        As of December 31, 2014, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2014 and 2013.

     g) ACCOUNTING FOR UNCERTAIN TAX POSITIONS -- Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2014. The 2007 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.   ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

     Each Sub-Account is charged certain fees, according to contract terms, as follows:

     a) MORTALITY AND EXPENSE RISK CHARGES -- The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.55% of the Sub-Account's average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     b) TAX EXPENSE CHARGES -- If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account's average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

     c) ADMINISTRATIVE CHARGES -- The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     d) ANNUAL MAINTENANCE FEES -- An annual maintenance fee up to a maximum of $50 may be charged. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

     e) RIDER CHARGES -- The Sponsor Company will charge an expense for various rider charges, which are either included in the mortality and expense risk charges in the accompanying statements of operations or the surrenders for benefit payments and fees in the accompanying statements of changes in net assets. For further detail regarding specific product rider charges, please refer to Note 6, Financial Highlights.

     f) DISTRIBUTION CHARGE -- A Distribution Charge of 0.85% may be charged, by the Sponsor Company, to the contract's value each year at the contract anniversary date. This charge is based on a percentage of remaining gross premiums with each premium payment having its own Distribution Charge schedule. The Distribution Charge is reduced to zero after the completion of seven years after each respective premium payment. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

     g) TRANSACTIONS WITH RELATED PARTIES -- The Sponsor and its affiliates receive fees from the HLS and VIT funds for services provided to these funds. The fees received for these services are a maximum of 1.36% and 1.35%, respectively, of the Funds' average daily net assets.



--------------------------------------------------------------------------------
                                   SA-151

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


4.   PURCHASES AND SALES OF INVESTMENTS:

     The cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:


                                                                                                       PURCHASES         PROCEEDS
SUB-ACCOUNT                                                                                             AT COST         FROM SALES
-----------------------------------------------------------------------------------------------     --------------    --------------
American Century VP Value Fund.................................................................     $      295,299    $      591,775
American Century VP Growth Fund................................................................             13,133            13,846
AllianceBernstein VPS Balanced Wealth Strategy Portfolio.......................................          1,602,485         1,349,361
AllianceBernstein VPS International Value Portfolio............................................            798,730         1,194,555
AllianceBernstein VPS Small/Mid-Cap Value Portfolio............................................            502,801         1,253,910
AllianceBernstein VPS Value Portfolio..........................................................            277,299           254,646
AllianceBernstein VPS International Growth Portfolio...........................................             37,773           524,316
Invesco V.I. Value Opportunities Fund..........................................................          1,712,292         8,624,449
Invesco V.I. Core Equity Fund..................................................................          4,498,041        17,041,815
Invesco V.I. Government Securities Fund........................................................         18,062,743        47,321,551
Invesco V.I. High Yield Fund...................................................................             97,117           347,892
Invesco V.I. International Growth Fund.........................................................          4,999,553        15,644,200
Invesco V.I. Mid Cap Core Equity Fund..........................................................          8,846,549        15,365,273
Invesco V.I. Small Cap Equity Fund.............................................................          7,248,794        11,641,293
Invesco V.I. Balanced Risk Allocation Fund.....................................................            406,521         1,792,875
Invesco V.I. Diversified Dividend Fund.........................................................                112               591
Invesco V.I. Money Market Fund.................................................................        125,913,707        88,567,012
American Century VP Mid Cap Value Fund.........................................................             47,978            11,134
American Funds Global Bond Fund................................................................          7,482,859        17,149,686
American Funds Global Growth and Income Fund...................................................          6,327,396        21,118,325
American Funds Asset Allocation Fund...........................................................         23,554,583        56,668,491
American Funds Blue Chip Income and Growth Fund................................................         15,833,557        28,118,797
American Funds Bond Fund.......................................................................         14,052,506        59,035,385
American Funds Global Growth Fund..............................................................         10,705,527        18,692,225
American Funds Growth Fund.....................................................................         42,195,650       144,797,102
American Funds Growth-Income Fund..............................................................         41,281,487       140,058,273
American Funds International Fund..............................................................          7,832,479        36,168,209
American Funds New World Fund..................................................................          9,904,217        15,928,835
American Funds Global Small Capitalization Fund................................................          4,516,059        18,553,722
Sterling Capital Equity Income VIF.............................................................                653             4,419
Sterling Capital Special Opportunities VIF.....................................................            328,448           195,270
Sterling Capital Total Return Bond VIF.........................................................             70,153            91,064
Columbia Variable Portfolio -- Small Company Growth Fund.......................................            503,276         1,277,474
Wells Fargo Advantage VT Omega Growth Fund.....................................................            390,698           488,050
Fidelity(R) VIP Growth Portfolio...............................................................          1,857,521         1,087,938
Fidelity(R) VIP Contrafund(R) Portfolio........................................................          1,864,426         5,712,572
Fidelity(R) VIP Mid Cap Portfolio..............................................................          1,634,309         3,166,772
Fidelity(R) VIP Value Strategies Portfolio.....................................................             98,364           783,039
Fidelity(R) VIP Dynamic Capital Appreciation Portfolio.........................................            303,687           716,886
Fidelity(R) VIP Strategic Income Portfolio.....................................................             37,467             2,697
Franklin Rising Dividends VIP Fund*............................................................         16,002,843        67,947,807
Franklin Income VIP Fund*......................................................................         56,139,992       170,995,870
Franklin Large Cap Growth VIP Fund*............................................................          4,433,884        11,152,242
Franklin Global Real Estate VIP Fund*..........................................................             39,008           230,670
Franklin Small-Mid Cap Growth VIP Fund*........................................................         20,875,815        23,512,012
Franklin Small Cap Value VIP Fund*.............................................................          4,532,978         7,466,950
Franklin Strategic Income VIP Fund*............................................................         25,880,764        53,037,338


--------------------------------------------------------------------------------
                                   SA-152

---------------------------------------------------------------------------

                                                                                                       PURCHASES         PROCEEDS
SUB-ACCOUNT                                                                                             AT COST         FROM SALES
-----------------------------------------------------------------------------------------------     --------------    --------------
Franklin Mutual Shares VIP Fund*...............................................................     $   17,599,814    $   88,020,365
Templeton Developing Markets VIP Fund*.........................................................          3,176,568        10,920,048
Templeton Foreign VIP Fund*....................................................................         14,776,577        32,663,874
Templeton Growth VIP Fund*.....................................................................          9,654,776        54,530,991
Franklin Mutual Global Discovery VIP Fund*.....................................................         13,510,953        27,746,950
Franklin Flex Cap Growth VIP Fund*.............................................................          5,614,934         6,896,126
Franklin Large Cap Value VIP Fund*.............................................................          5,297,728        11,950,252
Templeton Global Bond VIP Fund*................................................................          2,648,359         3,525,637
Hartford Balanced HLS Fund.....................................................................          1,603,256         4,363,523
Hartford Total Return Bond HLS Fund............................................................         16,159,952        29,577,018
Hartford Capital Appreciation HLS Fund.........................................................         28,247,161        28,157,251
Hartford Dividend and Growth HLS Fund..........................................................         17,539,528        21,996,489
Hartford Global Research HLS Fund*.............................................................             59,317           421,051
Hartford Healthcare HLS Fund...................................................................             10,837            47,993
Hartford Global Growth HLS Fund*...............................................................            359,018           213,125
Hartford Disciplined Equity HLS Fund...........................................................          1,612,858         3,335,732
Hartford Growth HLS Fund*......................................................................            926,048         1,895,271
Hartford Growth Opportunities HLS Fund*........................................................          9,471,884         7,349,193
Hartford High Yield HLS Fund...................................................................          1,789,634         2,080,898
Hartford Index HLS Fund*.......................................................................            773,474         8,226,518
Hartford International Opportunities HLS Fund..................................................          1,317,132         2,245,401
Hartford Small/Mid Cap Equity HLS Fund.........................................................            737,792           813,115
Hartford MidCap HLS Fund.......................................................................            137,055           115,796
Hartford MidCap Value HLS Fund.................................................................            231,539           170,511
Hartford Ultrashort Bond HLS Fund..............................................................         16,086,024        51,432,514
Hartford Small Company HLS Fund................................................................          1,296,677         1,757,819
Hartford SmallCap Growth HLS Fund..............................................................            656,969         1,125,882
Hartford Stock HLS Fund........................................................................            348,728         1,896,901
Hartford U.S. Government Securities HLS Fund...................................................            427,427         1,040,408
Hartford Value HLS Fund........................................................................            178,709           278,572
American Funds Asset Allocation HLS Fund*......................................................          5,384,922        16,409,767
American Funds Blue Chip Income and Growth HLS Fund*...........................................          2,955,512         8,572,164
American Funds Bond HLS Fund*..................................................................          4,138,727        34,445,685
American Funds Global Bond HLS Fund*...........................................................            733,063         3,786,030
American Funds Global Growth and Income HLS Fund*..............................................          5,931,794        12,482,781
American Funds Global Growth HLS Fund*.........................................................          1,514,719         3,269,046
American Funds Global Small Capitalization HLS Fund*...........................................          3,082,264        10,315,575
American Funds Growth HLS Fund*................................................................         22,336,267        63,595,715
American Funds Growth-Income HLS Fund*.........................................................         11,333,914        35,846,303
American Funds International HLS Fund*.........................................................         10,774,921        39,640,367
American Funds New World HLS Fund*.............................................................          2,779,368         7,106,094
Hartford Portfolio Diversifier HLS Fund*.......................................................          3,391,740        51,457,923
Huntington VA Income Equity Fund*..............................................................            464,337         4,673,137
Huntington VA Dividend Capture Fund*...........................................................          5,949,883         7,201,688
Huntington VA Growth Fund*.....................................................................          1,700,662         2,604,626
Huntington VA Mid Corp America Fund*...........................................................          3,668,381         7,640,609
Huntington VA Rotating Markets Fund*...........................................................            393,523         1,493,238
Huntington VA International Equity Fund........................................................            306,195         2,213,547
Huntington VA Mortgage Securities Fund*........................................................            222,347         2,867,692
Huntington VA Situs Fund*......................................................................          6,390,882         4,478,090


--------------------------------------------------------------------------------
                                   SA-153

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



                                                                                                       PURCHASES         PROCEEDS
SUB-ACCOUNT                                                                                             AT COST         FROM SALES
-----------------------------------------------------------------------------------------------     --------------    --------------
Lord Abbett Fundamental Equity Fund............................................................     $      411,789    $      268,504
Lord Abbett Calibrated Dividend Growth Fund....................................................          1,727,438         2,063,132
Lord Abbett Bond Debenture Fund................................................................          2,063,848         2,893,240
Lord Abbett Growth and Income Fund.............................................................            584,080         2,488,642
MFS(R) Core Equity Series......................................................................            760,488         1,389,257
MFS(R) Growth Series...........................................................................          5,387,089        11,707,439
MFS(R) Global Equity Series....................................................................          1,143,848         3,037,726
MFS(R) Investors Growth Stock Series...........................................................          1,395,818         2,655,825
MFS(R) Investors Trust Series..................................................................          8,547,014        24,500,537
MFS(R) Mid Cap Growth Series...................................................................          4,070,741         5,858,851
MFS(R) New Discovery Series....................................................................         15,209,175        18,963,068
MFS(R) Total Return Series.....................................................................         17,331,799        71,841,559
MFS(R) Value Series............................................................................          8,654,349        26,497,913
MFS(R) Research Bond Series....................................................................         13,638,425        36,609,361
MFS(R) Research International Series...........................................................          2,423,087         4,332,382
MFS(R) Research Series.........................................................................          1,818,987         1,870,467
MFS(R) High Yield Portfolio....................................................................          6,832,438        17,276,808
BlackRock Global Allocation V.I. Fund..........................................................            265,326           175,966
BlackRock Global Opportunities V.I. Fund.......................................................              7,538             2,445
BlackRock Large Cap Growth V.I. Fund...........................................................             88,056            62,107
BlackRock Equity Dividend V.I. Fund............................................................            152,963           429,138
UIF Core Plus Fixed Income Portfolio...........................................................             13,312             1,306
UIF Growth Portfolio...........................................................................             23,305            42,202
UIF Mid Cap Growth Portfolio...................................................................          1,186,322         1,181,384
Invesco V.I. American Value Fund...............................................................            201,970           378,055
Morgan Stanley -- Mid Cap Growth Portfolio.....................................................             15,780           126,555
BlackRock Capital Appreciation V.I. Fund.......................................................            173,842           449,610
Columbia Variable Portfolio -- Marsico International Opportunities Fund........................            425,184         1,736,574
Columbia Variable Portfolio -- Marsico Focused Equities Fund...................................          1,578,565         2,585,442
Columbia Variable Portfolio -- Asset Allocation Fund...........................................            715,368         1,316,451
Columbia Variable Portfolio -- Marsico Growth Fund.............................................          1,195,676         1,708,534
Columbia Variable Portfolio -- Marsico 21st Century Fund.......................................            223,427           633,021
Columbia Variable Portfolio -- Dividend Opportunity Fund.......................................            414,178         2,056,458
Columbia Variable Portfolio -- Income Opportunities Fund.......................................            383,237         2,164,547
Columbia Variable Portfolio -- Mid Cap Growth Opportunity Fund.................................            335,668         2,002,630
Oppenheimer Capital Appreciation Fund/VA.......................................................            355,243            94,511
Oppenheimer Global Fund/VA.....................................................................            678,248         1,075,692
Oppenheimer Main Street Fund(R)/VA.............................................................             68,103           635,525
Oppenheimer Main Street Small Cap Fund/VA......................................................          1,428,010         1,627,521
Oppenheimer Equity Income Fund/VA..............................................................            304,733           233,776
Putnam VT Diversified Income Fund..............................................................          2,554,740         4,255,964
Putnam VT Global Asset Allocation Fund.........................................................             68,563           588,085
Putnam VT International Value Fund.............................................................              5,051            27,110
Putnam VT International Equity Fund............................................................             61,224           180,018
Putnam VT Small Cap Value Fund.................................................................            312,291         2,190,056
Putnam VT Voyager Fund.........................................................................            483,774           695,191
JPMorgan Insurance Trust Core Bond Portfolio -- 1..............................................          5,872,778        17,720,486
JPMorgan Insurance Trust U.S. Equity Portfolio -- 1............................................          1,138,723         2,395,470
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- 1.......................................          1,692,767         2,864,812
JPMorgan Insurance Trust Equity Index Portfolio -- 1*..........................................          3,195,102        32,025,013
JPMorgan Insurance Trust Intrepid Growth Portfolio -- 1*.......................................            262,489         4,411,507


--------------------------------------------------------------------------------
                                   SA-154

---------------------------------------------------------------------------

                                                                                                       PURCHASES         PROCEEDS
SUB-ACCOUNT                                                                                             AT COST         FROM SALES
-----------------------------------------------------------------------------------------------     --------------    --------------
JPMorgan Insurance Trust Mid Cap Growth Portfolio -- 1*........................................     $    2,677,517    $    9,668,736
JPMorgan Insurance Trust Mid Cap Value Portfolio -- 1..........................................            746,828         2,055,926
Putnam VT Equity Income Fund...................................................................            107,760             1,758
PIMCO All Asset Portfolio......................................................................             10,681             4,159
PIMCO EqS Pathfinder Portfolio.................................................................             63,582           349,295
PIMCO Global Multi-Asset Managed Allocation Portfolio*.........................................              3,006             1,096
Jennison 20/20 Focus Portfolio.................................................................                 --            68,680
Jennison Portfolio.............................................................................                123            35,081
Prudential Value Portfolio.....................................................................                 72            16,165
Prudential Series International Growth Portfolio...............................................              4,963             5,569
Clearbridge Variable Equity Income Portfolio...................................................             50,513            19,440
Clearbridge Variable All Cap Value Portfolio*..................................................            516,836           714,843
Western Asset Variable Global High Yield Bond Portfolio........................................              4,131            12,635
Clearbridge Variable Large Cap Value Portfolio*................................................            696,299            43,922
Invesco V.I. Growth and Income Fund............................................................            323,580           441,451
Invesco V.I. Comstock Fund.....................................................................              3,749           153,054
Invesco V.I. American Franchise Fund...........................................................          2,713,228         7,615,053
Invesco V.I. Mid Cap Growth Fund...............................................................          2,693,348         3,302,921
Wells Fargo Advantage VT Index Asset Allocation Fund...........................................                468             1,287
Wells Fargo Advantage VT Total Return Bond Fund................................................                339               266
Wells Fargo Advantage VT Intrinsic Value Fund..................................................                356            14,868
Wells Fargo Advantage VT International Equity Fund.............................................            202,972           332,620
Wells Fargo Advantage VT Small Cap Growth Fund.................................................            516,985           836,613
Wells Fargo Advantage VT Discovery Fund........................................................                907               147
Wells Fargo Advantage VT Small Cap Value Fund..................................................            935,492         2,741,206
Wells Fargo Advantage VT Opportunity Fund......................................................            500,335         1,900,130
HIMCO VIT Index Fund*..........................................................................          7,892,876           350,827
HIMCO VIT Portfolio Diversifier Fund*..........................................................         48,466,556         1,351,643
HIMCO VIT American Funds Asset Allocation Fund*................................................         13,735,671           186,293
HIMCO VIT American Funds Blue Chip Income and Growth Fund*.....................................          7,930,434           238,840
HIMCO VIT American Funds Bond Fund*............................................................         29,460,029           646,382
HIMCO VIT American Funds Global Bond Fund*.....................................................          3,356,347           146,207
HIMCO VIT American Funds Global Growth and Income Fund*........................................         10,642,752           349,516
HIMCO VIT American Funds Global Growth Fund*...................................................          2,746,806           118,080
HIMCO VIT American Funds Global Small Capitalization Fund*.....................................          8,459,104           161,916
HIMCO VIT American Funds Growth Fund*..........................................................         54,926,712         1,214,359
HIMCO VIT American Funds Growth-Income Fund*...................................................         29,683,782           951,715
HIMCO VIT American Funds International Fund*...................................................         35,513,251           655,281
HIMCO VIT American Funds New World Fund*.......................................................          5,880,150           191,656


    *  See Note 1 for additional information related to this Sub-Account.




--------------------------------------------------------------------------------
                                   SA-155

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



5.   CHANGES IN UNITS OUTSTANDING:

     The changes in units outstanding for the period ended December 31, 2014 were as follows:


                                                                                             UNITS         UNITS       NET INCREASE
SUB-ACCOUNT                                                                                 ISSUED       REDEEMED       (DECREASE)
------------------------------------------------------------------------------------     ------------   -----------   --------------
American Century VP Value Fund......................................................           17,542        36,718         (19,176)
American Century VP Growth Fund.....................................................              251           957            (706)
AllianceBernstein VPS Balanced Wealth Strategy Portfolio............................           49,561       104,053         (54,492)
AllianceBernstein VPS International Value Portfolio.................................           76,154       143,702         (67,548)
AllianceBernstein VPS Small/Mid-Cap Value Portfolio.................................           15,218        71,264         (56,046)
AllianceBernstein VPS Value Portfolio...............................................           20,957        19,868           1,089
AllianceBernstein VPS International Growth Portfolio................................            4,746        58,397         (53,651)
Invesco V.I. Value Opportunities Fund...............................................          899,095     5,254,544      (4,355,449)
Invesco V.I. Core Equity Fund.......................................................          262,046     1,108,311        (846,265)
Invesco V.I. Government Securities Fund.............................................       10,638,813    34,046,032     (23,407,219)
Invesco V.I. High Yield Fund........................................................           22,076       159,036        (136,960)
Invesco V.I. International Growth Fund..............................................        1,290,105     5,248,451      (3,958,346)
Invesco V.I. Mid Cap Core Equity Fund...............................................        1,643,294     6,432,702      (4,789,408)
Invesco V.I. Small Cap Equity Fund..................................................          219,304       532,757        (313,453)
Invesco V.I. Balanced Risk Allocation Fund..........................................           18,205       144,239        (126,034)
Invesco V.I. Diversified Dividend Fund..............................................               --            33             (33)
Invesco V.I. Money Market Fund......................................................       12,851,397     8,984,106       3,867,291
American Century VP Mid Cap Value Fund..............................................            2,795           664           2,131
American Funds Global Bond Fund.....................................................          532,224     1,278,696        (746,472)
American Funds Global Growth and Income Fund........................................          312,626     1,428,369      (1,115,743)
American Funds Asset Allocation Fund................................................          639,402     2,979,349      (2,339,947)
American Funds Blue Chip Income and Growth Fund.....................................        8,547,986    17,293,848      (8,745,862)
American Funds Bond Fund............................................................          778,644     3,715,579      (2,936,935)
American Funds Global Growth Fund...................................................          204,241       894,616        (690,375)
American Funds Growth Fund..........................................................          923,259     8,200,917      (7,277,658)
American Funds Growth-Income Fund...................................................          745,599     7,010,572      (6,264,973)
American Funds International Fund...................................................          421,672     2,106,303      (1,684,631)
American Funds New World Fund.......................................................          159,808       545,980        (386,172)
American Funds Global Small Capitalization Fund.....................................          217,277       815,466        (598,189)
Sterling Capital Equity Income VIF..................................................                1           373            (372)
Sterling Capital Special Opportunities VIF..........................................              870         9,564          (8,694)
Sterling Capital Total Return Bond VIF..............................................            3,157         6,515          (3,358)
Columbia Variable Portfolio -- Small Company Growth Fund............................          204,852       593,100        (388,248)
Wells Fargo Advantage VT Omega Growth Fund..........................................           70,773       273,175        (202,402)
Fidelity(R) VIP Growth Portfolio....................................................          131,779        66,539          65,240
Fidelity(R) VIP Contrafund(R) Portfolio.............................................           81,059       323,853        (242,794)
Fidelity(R) VIP Mid Cap Portfolio...................................................           79,768       184,382        (104,614)
Fidelity(R) VIP Value Strategies Portfolio..........................................            5,488        52,066         (46,578)
Fidelity(R) VIP Dynamic Capital Appreciation Portfolio..............................           17,168        44,391         (27,223)
Fidelity(R) VIP Strategic Income Portfolio..........................................            2,643           137           2,506
Franklin Rising Dividends VIP Fund*.................................................          451,736     3,030,674      (2,578,938)
Franklin Income VIP Fund*...........................................................        1,556,523     8,043,757      (6,487,234)
Franklin Large Cap Growth VIP Fund*.................................................          264,969       688,928        (423,959)
Franklin Global Real Estate VIP Fund*...............................................            1,620         9,798          (8,178)
Franklin Small-Mid Cap Growth VIP Fund*.............................................          471,311     1,459,465        (988,154)
Franklin Small Cap Value VIP Fund*..................................................          212,809       495,440        (282,631)
Franklin Strategic Income VIP Fund*.................................................          653,743     2,490,257      (1,836,514)
Franklin Mutual Shares VIP Fund*....................................................          610,918     4,152,515      (3,541,597)


--------------------------------------------------------------------------------
                                   SA-156

---------------------------------------------------------------------------

                                                                                             UNITS         UNITS       NET INCREASE
SUB-ACCOUNT                                                                                 ISSUED       REDEEMED       (DECREASE)
------------------------------------------------------------------------------------     ------------   -----------   --------------
Templeton Developing Markets VIP Fund*..............................................          144,213       510,916        (366,703)
Templeton Foreign VIP Fund*.........................................................          886,286     2,037,981      (1,151,695)
Templeton Growth VIP Fund*..........................................................          501,786     3,073,829      (2,572,043)
Franklin Mutual Global Discovery VIP Fund*..........................................          227,453     1,002,549        (775,096)
Franklin Flex Cap Growth VIP Fund*..................................................          212,917       428,824        (215,907)
Franklin Large Cap Value VIP Fund*..................................................          108,795       808,907        (700,112)
Templeton Global Bond VIP Fund*.....................................................          125,774       227,043        (101,269)
Hartford Balanced HLS Fund..........................................................          281,243     1,657,420      (1,376,177)
Hartford Total Return Bond HLS Fund.................................................        1,507,672     5,132,230      (3,624,558)
Hartford Capital Appreciation HLS Fund..............................................          578,663     3,579,422      (3,000,759)
Hartford Dividend and Growth HLS Fund...............................................          417,690     3,433,887      (3,016,197)
Hartford Global Research HLS Fund*..................................................            2,832        30,142         (27,310)
Hartford Healthcare HLS Fund........................................................               74        11,096         (11,022)
Hartford Global Growth HLS Fund*....................................................           99,451        39,832          59,619
Hartford Disciplined Equity HLS Fund................................................           85,841       220,799        (134,958)
Hartford Growth HLS Fund*...........................................................           35,137       155,547        (120,410)
Hartford Growth Opportunities HLS Fund*.............................................          292,430       489,435        (197,005)
Hartford High Yield HLS Fund........................................................           68,674       133,932         (65,258)
Hartford Index HLS Fund*............................................................           19,281       477,463        (458,182)
Hartford International Opportunities HLS Fund.......................................          150,962       555,876        (404,914)
Hartford Small/Mid Cap Equity HLS Fund..............................................           16,941        49,262         (32,321)
Hartford MidCap HLS Fund............................................................              344        14,698         (14,354)
Hartford MidCap Value HLS Fund......................................................            8,764        48,448         (39,684)
Hartford Ultrashort Bond HLS Fund...................................................       14,123,150    44,104,869     (29,981,719)
Hartford Small Company HLS Fund.....................................................           61,814       312,737        (250,923)
Hartford SmallCap Growth HLS Fund...................................................           29,473        53,790         (24,317)
Hartford Stock HLS Fund.............................................................           57,019     1,010,855        (953,836)
Hartford U.S. Government Securities HLS Fund........................................           30,394       106,959         (76,565)
Hartford Value HLS Fund.............................................................           10,507        21,162         (10,655)
American Funds Asset Allocation HLS Fund*...........................................           46,381     1,158,390      (1,112,009)
American Funds Blue Chip Income and Growth HLS Fund*................................           96,210       597,519        (501,309)
American Funds Bond HLS Fund*.......................................................          209,573     3,082,941      (2,873,368)
American Funds Global Bond HLS Fund*................................................           40,498       329,691        (289,193)
American Funds Global Growth and Income HLS Fund*...................................           68,200     1,031,085        (962,885)
American Funds Global Growth HLS Fund*..............................................            6,626       249,993        (243,367)
American Funds Global Small Capitalization HLS Fund*................................           93,896       921,495        (827,599)
American Funds Growth HLS Fund*.....................................................          177,800     4,772,895      (4,595,095)
American Funds Growth-Income HLS Fund*..............................................           88,566     2,556,753      (2,468,187)
American Funds International HLS Fund*..............................................          247,340     3,908,100      (3,660,760)
American Funds New World HLS Fund*..................................................           38,767       644,237        (605,470)
Hartford Portfolio Diversifier HLS Fund*............................................          395,195     6,390,628      (5,995,433)
Huntington VA Income Equity Fund*...................................................           21,292       826,185        (804,893)
Huntington VA Dividend Capture Fund*................................................          777,416     1,356,722        (579,306)
Huntington VA Growth Fund*..........................................................           28,702     1,084,312      (1,055,610)
Huntington VA Mid Corp America Fund*................................................           16,312     1,318,066      (1,301,754)
Huntington VA Rotating Markets Fund*................................................            2,441       249,874        (247,433)
Huntington VA International Equity Fund.............................................           38,878       433,372        (394,494)
Huntington VA Mortgage Securities Fund*.............................................           12,321       672,421        (660,100)
Huntington VA Situs Fund*...........................................................        2,203,855     1,710,195         493,660
Lord Abbett Fundamental Equity Fund.................................................            5,533        14,501          (8,968)
Lord Abbett Calibrated Dividend Growth Fund.........................................           60,407       116,222         (55,815)


--------------------------------------------------------------------------------
                                   SA-157

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



                                                                                             UNITS         UNITS       NET INCREASE
SUB-ACCOUNT                                                                                 ISSUED       REDEEMED       (DECREASE)
------------------------------------------------------------------------------------     ------------   -----------   --------------
Lord Abbett Bond Debenture Fund.....................................................           75,625       178,272        (102,647)
Lord Abbett Growth and Income Fund..................................................           33,692       140,802        (107,110)
MFS(R) Core Equity Series...........................................................           58,766       101,411         (42,645)
MFS(R) Growth Series................................................................          290,467       885,261        (594,794)
MFS(R) Global Equity Series.........................................................           50,386       140,800         (90,414)
MFS(R) Investors Growth Stock Series................................................           77,432       222,901        (145,469)
MFS(R) Investors Trust Series.......................................................          193,698     1,650,536      (1,456,838)
MFS(R) Mid Cap Growth Series........................................................          253,905       682,119        (428,214)
MFS(R) New Discovery Series.........................................................          290,463       928,402        (637,939)
MFS(R) Total Return Series..........................................................          454,730     3,833,013      (3,378,283)
MFS(R) Value Series.................................................................          237,148     1,173,822        (936,674)
MFS(R) Research Bond Series.........................................................          825,039     2,616,144      (1,791,105)
MFS(R) Research International Series................................................          149,403       273,130        (123,727)
MFS(R) Research Series..............................................................           79,221       102,602         (23,381)
MFS(R) High Yield Portfolio.........................................................          413,180     1,545,262      (1,132,082)
BlackRock Global Allocation V.I. Fund...............................................           20,066        14,903           5,163
BlackRock Global Opportunities V.I. Fund............................................              316            92             224
BlackRock Large Cap Growth V.I. Fund................................................            1,260         3,453          (2,193)
BlackRock Equity Dividend V.I. Fund.................................................            6,754        30,121         (23,367)
UIF Core Plus Fixed Income Portfolio................................................            1,177            69           1,108
UIF Growth Portfolio................................................................              309         2,747          (2,438)
UIF Mid Cap Growth Portfolio........................................................           53,680        74,327         (20,647)
Invesco V.I. American Value Fund....................................................            7,315        22,910         (15,595)
Morgan Stanley -- Mid Cap Growth Portfolio..........................................               42         8,799          (8,757)
BlackRock Capital Appreciation V.I. Fund............................................            6,029        33,414         (27,385)
Columbia Variable Portfolio -- Marsico International Opportunities Fund.............          204,580       897,407        (692,827)
Columbia Variable Portfolio -- Marsico Focused Equities Fund........................          123,074     1,327,580      (1,204,506)
Columbia Variable Portfolio -- Asset Allocation Fund................................          298,151       846,468        (548,317)
Columbia Variable Portfolio -- Marsico Growth Fund..................................           91,402       843,240        (751,838)
Columbia Variable Portfolio -- Marsico 21st Century Fund............................           57,260       270,928        (213,668)
Columbia Variable Portfolio -- Dividend Opportunity Fund............................           37,676       153,147        (115,471)
Columbia Variable Portfolio -- Income Opportunities Fund............................           37,849       192,254        (154,405)
Columbia Variable Portfolio -- Mid Cap Growth Opportunity Fund......................           27,853       148,570        (120,717)
Oppenheimer Capital Appreciation Fund/VA............................................           23,912         6,166          17,746
Oppenheimer Global Fund/VA..........................................................           20,845        70,478         (49,633)
Oppenheimer Main Street Fund(R)/VA..................................................            3,092        43,652         (40,560)
Oppenheimer Main Street Small Cap Fund/VA...........................................           31,789        88,712         (56,923)
Oppenheimer Equity Income Fund/VA...................................................           20,973        16,877           4,096
Putnam VT Diversified Income Fund...................................................           75,638       276,266        (200,628)
Putnam VT Global Asset Allocation Fund..............................................              651        30,529         (29,878)
Putnam VT International Value Fund..................................................              233         2,512          (2,279)
Putnam VT International Equity Fund.................................................            5,233        12,529          (7,296)
Putnam VT Small Cap Value Fund......................................................              984       101,854        (100,870)
Putnam VT Voyager Fund..............................................................           21,083        33,743         (12,660)
JPMorgan Insurance Trust Core Bond Portfolio -- 1...................................          274,383     1,233,709        (959,326)
JPMorgan Insurance Trust U.S. Equity Portfolio -- 1.................................           52,589       114,625         (62,036)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- 1............................           20,124       120,639        (100,515)
JPMorgan Insurance Trust Equity Index Portfolio -- 1*...............................           41,129     1,744,267      (1,703,138)
JPMorgan Insurance Trust Intrepid Growth Portfolio -- 1*............................           12,474       221,112        (208,638)
JPMorgan Insurance Trust Mid Cap Growth Portfolio -- 1*.............................           14,626       421,828        (407,202)
JPMorgan Insurance Trust Mid Cap Value Portfolio -- 1...............................           19,238        89,107         (69,869)


--------------------------------------------------------------------------------
                                   SA-158

---------------------------------------------------------------------------

                                                                                             UNITS         UNITS       NET INCREASE
SUB-ACCOUNT                                                                                 ISSUED       REDEEMED       (DECREASE)
------------------------------------------------------------------------------------     -------------  -----------   --------------
Putnam VT Equity Income Fund........................................................            5,420            38           5,382
PIMCO All Asset Portfolio...........................................................              171           248             (77)
PIMCO EqS Pathfinder Portfolio......................................................            4,493        28,100         (23,607)
PIMCO Global Multi-Asset Managed Allocation Portfolio*..............................              282            90             192
Jennison 20/20 Focus Portfolio......................................................               (2)       19,468         (19,470)
Jennison Portfolio..................................................................               14         5,354          (5,340)
Prudential Value Portfolio..........................................................               48         9,007          (8,959)
Prudential Series International Growth Portfolio....................................            4,589         4,763            (174)
Clearbridge Variable Equity Income Portfolio........................................            3,592         1,444           2,148
Clearbridge Variable All Cap Value Portfolio*.......................................              289        53,568         (53,279)
Western Asset Variable Global High Yield Bond Portfolio.............................              330         5,151          (4,821)
Clearbridge Variable Large Cap Value Portfolio*.....................................          293,904        20,793         273,111
Invesco V.I. Growth and Income Fund.................................................            7,329        27,088         (19,759)
Invesco V.I. Comstock Fund..........................................................                1         6,387          (6,386)
Invesco V.I. American Franchise Fund................................................          191,520       509,779        (318,259)
Invesco V.I. Mid Cap Growth Fund....................................................          197,899       240,873         (42,974)
Wells Fargo Advantage VT Index Asset Allocation Fund................................               61            74             (13)
Wells Fargo Advantage VT Total Return Bond Fund.....................................               68            24              44
Wells Fargo Advantage VT Intrinsic Value Fund.......................................               38         8,420          (8,382)
Wells Fargo Advantage VT International Equity Fund..................................           77,042       241,024        (163,982)
Wells Fargo Advantage VT Small Cap Growth Fund......................................           21,610        48,610         (27,000)
Wells Fargo Advantage VT Discovery Fund.............................................               --             2              (2)
Wells Fargo Advantage VT Small Cap Value Fund.......................................           61,730       171,415        (109,685)
Wells Fargo Advantage VT Opportunity Fund...........................................           30,119       110,486         (80,367)
HIMCO VIT Index Fund*...............................................................          461,956        16,451         445,505
HIMCO VIT Portfolio Diversifier Fund*...............................................        6,049,611       161,986       5,887,625
HIMCO VIT American Funds Asset Allocation Fund*.....................................          978,447        10,052         968,395
HIMCO VIT American Funds Blue Chip Income and Growth Fund*..........................          555,436        14,411         541,025
HIMCO VIT American Funds Bond Fund*.................................................        2,659,041        51,143       2,607,898
HIMCO VIT American Funds Global Bond Fund*..........................................          295,034        12,471         282,563
HIMCO VIT American Funds Global Growth and Income Fund*.............................          895,648        24,829         870,819
HIMCO VIT American Funds Global Growth Fund*........................................          215,524         7,751         207,773
HIMCO VIT American Funds Global Small Capitalization Fund*..........................          779,027        11,832         767,195
HIMCO VIT American Funds Growth Fund*...............................................        4,177,208        71,531       4,105,677
HIMCO VIT American Funds Growth-Income Fund*........................................        2,141,923        58,565       2,083,358
HIMCO VIT American Funds International Fund*........................................        3,564,975        53,057       3,511,918
HIMCO VIT American Funds New World Fund*............................................          548,754        14,343         534,411


    * See Note 1 for additional information related to this Sub-Account.

     The changes in units outstanding for the period ended December 31, 2013 were as follows:


                                                                                            UNITS          UNITS       NET INCREASE
SUB-ACCOUNT                                                                                ISSUED        REDEEMED       (DECREASE)
-----------------------------------------------------------------------------------     -----------   -------------   --------------
American Century VP Value Fund.....................................................          32,626          70,707         (38,081)
American Century VP Growth Fund....................................................           5,831           2,723           3,108
AllianceBernstein VPS Balanced Wealth Strategy Portfolio...........................         143,832          87,380          56,452
AllianceBernstein VPS International Value Portfolio................................          46,536         285,002        (238,466)
AllianceBernstein VPS Small/Mid-Cap Value Portfolio................................          78,058          59,195          18,863
AllianceBernstein VPS Value Portfolio..............................................          18,066           3,482          14,584


--------------------------------------------------------------------------------
                                   SA-159

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



                                                                                            UNITS          UNITS       NET INCREASE
SUB-ACCOUNT                                                                                ISSUED        REDEEMED       (DECREASE)
-----------------------------------------------------------------------------------     -----------   -------------   --------------
AllianceBernstein VPS International Growth Portfolio...............................          19,801          19,131             670
Invesco V.I. Value Opportunities Fund..............................................       1,961,613       7,126,621      (5,165,008)
Invesco V.I. Core Equity Fund......................................................         591,922       1,624,536      (1,032,614)
Invesco V.I. Government Securities Fund............................................      14,820,126      64,010,422     (49,190,296)
Invesco V.I. High Yield Fund.......................................................         105,213         316,359        (211,146)
Invesco V.I. International Growth Fund.............................................       2,702,881       6,732,186      (4,029,305)
Invesco V.I. Mid Cap Core Equity Fund..............................................       3,183,342       9,683,377      (6,500,035)
Invesco V.I. Small Cap Equity Fund.................................................         316,286         851,198        (534,912)
Invesco V.I. Balanced Risk Allocation Fund.........................................         110,517         415,990        (305,473)
Invesco V.I. Diversified Dividend Fund.............................................              --              33             (33)
Invesco V.I. Money Market Fund.....................................................       5,578,905       3,435,056       2,143,849
American Century VP Mid Cap Value Fund.............................................             369           1,016            (647)
American Funds Global Bond Fund....................................................         478,675       2,102,946      (1,624,271)
American Funds Global Growth and Income Fund.......................................         463,529       2,567,208      (2,103,679)
American Funds Asset Allocation Fund...............................................       1,258,441       4,882,476      (3,624,035)
American Funds Blue Chip Income and Growth Fund....................................       8,111,682      30,784,586     (22,672,904)
American Funds Bond Fund...........................................................       3,313,368       4,402,763      (1,089,395)
American Funds Global Growth Fund..................................................         520,439       1,773,748      (1,253,309)
American Funds Growth Fund.........................................................       1,687,148      13,924,090     (12,236,942)
American Funds Growth-Income Fund..................................................       1,429,626      11,710,257     (10,280,631)
American Funds International Fund..................................................         729,218       3,383,919      (2,654,701)
American Funds New World Fund......................................................         294,057         930,896        (636,839)
American Funds Global Small Capitalization Fund....................................         415,900         967,518        (551,618)
Sterling Capital Strategic Allocation Equity VIF...................................              --             431            (431)
Sterling Capital Equity Income VIF.................................................             294             296              (2)
Sterling Capital Special Opportunities VIF.........................................           5,507          33,038         (27,531)
Sterling Capital Total Return Bond VIF.............................................          17,656          35,698         (18,042)
Columbia Variable Portfolio -- Small Company Growth Fund...........................          92,063       1,197,995      (1,105,932)
Wells Fargo Advantage VT Omega Growth Fund.........................................         108,077         383,276        (275,199)
Fidelity(R) VIP Growth Portfolio...................................................          21,625          24,923          (3,298)
Fidelity(R) VIP Contrafund(R) Portfolio............................................         179,945         491,039        (311,094)
Fidelity(R) VIP Mid Cap Portfolio..................................................          95,291         314,436        (219,145)
Fidelity(R) VIP Value Strategies Portfolio.........................................          36,679          34,281           2,398
Fidelity(R) VIP Dynamic Capital Appreciation Portfolio.............................          51,339          17,038          34,301
Fidelity(R) VIP Strategic Income Portfolio.........................................           3,005           1,323           1,682
Franklin Rising Dividends Securities Fund..........................................       1,039,604       4,804,911      (3,765,307)
Franklin Income Securities Fund....................................................       1,638,891      13,199,510     (11,560,619)
Franklin Large Cap Growth Securities Fund..........................................         323,394       1,158,179        (834,785)
Franklin Global Real Estate Securities Fund........................................           9,952          13,332          (3,380)
Franklin Small-Mid Cap Growth Securities Fund......................................         752,945       1,849,414      (1,096,469)
Franklin Small Cap Value Securities Fund...........................................         564,905         583,988         (19,083)
Franklin Strategic Income Securities Fund..........................................       1,106,253       3,828,267      (2,722,014)
Mutual Shares Securities Fund......................................................         925,705       6,183,213      (5,257,508)
Templeton Developing Markets Securities Fund.......................................         217,349         858,483        (641,134)
Templeton Foreign Securities Fund..................................................       1,086,786       3,726,291      (2,639,505)
Templeton Growth Securities Fund...................................................         693,380       5,101,423      (4,408,043)
Mutual Global Discovery Securities Fund............................................         371,315       1,765,531      (1,394,216)
Franklin Flex Cap Growth Securities Fund...........................................         171,335         593,820        (422,485)
Franklin Large Cap Value Securities Fund...........................................         339,595         344,980          (5,385)
Templeton Global Bond Securities Fund..............................................         168,878         414,947        (246,069)
Hartford Balanced HLS Fund.........................................................         523,322       2,145,136      (1,621,814)


--------------------------------------------------------------------------------
                                   SA-160

---------------------------------------------------------------------------

                                                                                            UNITS          UNITS       NET INCREASE
SUB-ACCOUNT                                                                                ISSUED        REDEEMED       (DECREASE)
-----------------------------------------------------------------------------------     -----------   -------------   --------------
Hartford Total Return Bond HLS Fund................................................       2,944,887       7,123,805      (4,178,918)
Hartford Capital Appreciation HLS Fund.............................................         628,008       6,084,775      (5,456,767)
Hartford Dividend and Growth HLS Fund..............................................         646,303       4,256,569      (3,610,266)
Hartford Global Research HLS Fund..................................................           3,657           9,694          (6,037)
Hartford Healthcare HLS Fund.......................................................              99          27,815         (27,716)
Hartford Global Growth HLS Fund....................................................          14,231          67,783         (53,552)
Hartford Disciplined Equity HLS Fund...............................................          97,298         275,607        (178,309)
Hartford Growth HLS Fund...........................................................           4,381          19,020         (14,639)
Hartford Growth Opportunities HLS Fund.............................................         134,674         698,251        (563,577)
Hartford High Yield HLS Fund.......................................................          91,769         219,243        (127,474)
Hartford Index HLS Fund............................................................         100,236         121,427         (21,191)
Hartford International Opportunities HLS Fund......................................         178,251         849,570        (671,319)
Hartford Small/Mid Cap Equity HLS Fund.............................................          33,602          58,808         (25,206)
Hartford MidCap HLS Fund...........................................................           2,894          75,687         (72,793)
Hartford MidCap Value HLS Fund.....................................................          38,819          20,020          18,799
Hartford Ultrashort Bond HLS Fund..................................................      88,344,957     151,246,850     (62,901,893)
Hartford Small Company HLS Fund....................................................         287,072         678,657        (391,585)
Hartford SmallCap Growth HLS Fund..................................................          42,696          31,789          10,907
Hartford Stock HLS Fund............................................................         310,128       1,843,911      (1,533,783)
Hartford U.S. Government Securities HLS Fund.......................................         139,873         355,646        (215,773)
Hartford Value HLS Fund............................................................          17,016          31,889         (14,873)
American Funds Asset Allocation HLS Fund...........................................         172,699         286,150        (113,451)
American Funds Blue Chip Income and Growth HLS Fund................................          51,616         129,652         (78,036)
American Funds Bond HLS Fund.......................................................         457,018         557,941        (100,923)
American Funds Global Bond HLS Fund................................................          43,444         124,960         (81,516)
American Funds Global Growth and Income HLS Fund...................................          52,296         296,818        (244,522)
American Funds Global Growth HLS Fund..............................................          14,212          97,134         (82,922)
American Funds Global Small Capitalization HLS Fund................................          56,958         215,023        (158,065)
American Funds Growth HLS Fund.....................................................         277,731       1,096,179        (818,448)
American Funds Growth-Income HLS Fund..............................................         170,938         678,157        (507,219)
American Funds International HLS Fund..............................................         216,052         847,953        (631,901)
American Funds New World HLS Fund..................................................          66,182         157,505         (91,323)
Hartford Portfolio Diversifier HLS Fund............................................       1,805,649         529,007       1,276,642
Huntington VA Income Equity Fund...................................................          47,316         254,112        (206,796)
Huntington VA Dividend Capture Fund................................................         635,707       1,517,172        (881,465)
Huntington VA Growth Fund..........................................................          35,902         339,137        (303,235)
Huntington VA Mid Corp America Fund................................................          34,850         437,441        (402,591)
Huntington VA Rotating Markets Fund................................................          15,640          80,789         (65,149)
Huntington VA International Equity Fund............................................          67,135         270,810        (203,675)
Huntington VA Mortgage Securities Fund.............................................          70,568         150,879         (80,311)
Huntington VA Situs Fund...........................................................         106,723         608,074        (501,351)
Lord Abbett Fundamental Equity Fund................................................           9,333          42,541         (33,208)
Lord Abbett Calibrated Dividend Growth Fund........................................         177,483          39,925         137,558
Lord Abbett Bond Debenture Fund....................................................          95,442         207,926        (112,484)
Lord Abbett Growth and Income Fund.................................................         136,711          49,259          87,452
MFS(R) Core Equity Series..........................................................         162,449         268,223        (105,774)
MFS(R) Growth Series...............................................................       1,637,915         967,699         670,216
MFS(R) Global Equity Series........................................................         173,738         226,809         (53,071)
MFS(R) Investors Growth Stock Series...............................................         133,904         473,762        (339,858)


--------------------------------------------------------------------------------
                                   SA-161

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



                                                                                            UNITS          UNITS       NET INCREASE
SUB-ACCOUNT                                                                                ISSUED        REDEEMED       (DECREASE)
-----------------------------------------------------------------------------------     -----------   -------------   --------------
MFS(R) Investors Trust Series......................................................         379,756       3,146,801      (2,767,045)
MFS(R) Mid Cap Growth Series.......................................................         660,169       1,275,814        (615,645)
MFS(R) New Discovery Series........................................................         501,042       1,623,649      (1,122,607)
MFS(R) Total Return Series.........................................................       1,320,463       6,931,065      (5,610,602)
MFS(R) Value Series................................................................         796,214       1,693,512        (897,298)
MFS(R) Research Bond Series........................................................       5,307,377       2,328,585       2,978,792
MFS(R) Research International Series...............................................         121,662         525,364        (403,702)
MFS(R) Research Series.............................................................         142,475         196,886         (54,411)
MFS(R) High Yield Portfolio........................................................       6,470,921       5,692,009         778,912
BlackRock Global Allocation V.I. Fund..............................................          10,473             608           9,865
BlackRock Global Opportunities V.I. Fund...........................................             403              --             403
BlackRock Large Cap Growth V.I. Fund...............................................             120           7,065          (6,945)
BlackRock Equity Dividend V.I. Fund................................................          26,020          44,575         (18,555)
UIF Core Plus Fixed Income Portfolio...............................................           8,087          11,480          (3,393)
UIF Growth Portfolio...............................................................          26,617          39,708         (13,091)
UIF Mid Cap Growth Portfolio.......................................................           9,193          43,009         (33,816)
Invesco V.I. American Value Fund...................................................           4,732           7,152          (2,420)
Morgan Stanley -- Mid Cap Growth Portfolio.........................................           3,999             834           3,165
BlackRock Capital Appreciation V.I. Fund...........................................          26,510          53,802         (27,292)
Columbia Variable Portfolio -- Marsico International Opportunities Fund............         179,851       1,359,465      (1,179,614)
Columbia Variable Portfolio -- Marsico Focused Equities Fund.......................         141,713       1,692,609      (1,550,896)
Columbia Variable Portfolio -- Asset Allocation Fund...............................         104,764         870,177        (765,413)
Columbia Variable Portfolio -- Marsico Growth Fund.................................          67,667       1,196,069      (1,128,402)
Columbia Variable Portfolio -- Marsico 21st Century Fund...........................         124,685         330,272        (205,587)
Columbia Variable Portfolio -- Dividend Opportunity Fund...........................          72,140         258,346        (186,206)
Columbia Variable Portfolio -- Income Opportunities Fund...........................       1,091,475       4,803,716      (3,712,241)
Columbia Variable Portfolio -- Mid Cap Growth Opportunity Fund.....................       1,036,427       8,179,512      (7,143,085)
Oppenheimer Capital Appreciation Fund/VA...........................................           9,517           3,135           6,382
Oppenheimer Global Fund/VA.........................................................          45,263         134,168         (88,905)
Oppenheimer Main Street Fund(R) /VA................................................           7,307          18,680         (11,373)
Oppenheimer Main Street Small Cap Fund/VA..........................................          45,276         145,149         (99,873)
Oppenheimer Equity Income Fund/VA..................................................           5,797           4,426           1,371
Putnam VT Diversified Income Fund..................................................         144,325         409,244        (264,919)
Putnam VT Global Asset Allocation Fund.............................................           2,746         104,640        (101,894)
Putnam VT International Value Fund.................................................           8,250           9,102            (852)
Putnam VT International Equity Fund................................................          15,215           6,907           8,308
Putnam VT Small Cap Value Fund.....................................................          45,458          55,131          (9,673)
Putnam VT Voyager Fund.............................................................          28,593          77,859         (49,266)
JPMorgan Insurance Trust Core Bond Portfolio -- 1..................................         408,753       1,471,369      (1,062,616)
JPMorgan Insurance Trust U.S. Equity Portfolio -- 1................................          18,604         152,429        (133,825)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- 1...........................          28,354         148,436        (120,082)
JPMorgan Insurance Trust Equity Index Portfolio -- 1...............................          72,228         621,944        (549,716)
JPMorgan Insurance Trust Intrepid Growth Portfolio -- 1............................          12,772          68,997         (56,225)
JPMorgan Insurance Trust Mid Cap Growth Portfolio -- 1.............................          27,610         179,110        (151,500)
JPMorgan Insurance Trust Mid Cap Value Portfolio -- 1..............................          29,425         125,459         (96,034)
Putnam VT Equity Income Fund.......................................................           1,309              23           1,286
PIMCO All Asset Portfolio..........................................................             129             201             (72)
PIMCO EqS Pathfinder Portfolio.....................................................          21,667          37,858         (16,191)
PIMCO Global Multi-Asset Portfolio.................................................             126              25             101
Jennison 20/20 Focus Portfolio.....................................................               1           5,933          (5,932)
Jennison Portfolio.................................................................             713          14,571         (13,858)


--------------------------------------------------------------------------------
                                   SA-162

---------------------------------------------------------------------------

                                                                                            UNITS          UNITS       NET INCREASE
SUB-ACCOUNT                                                                                ISSUED        REDEEMED       (DECREASE)
-----------------------------------------------------------------------------------     -----------   -------------   --------------
Prudential Value Portfolio.........................................................          19,939          42,045         (22,106)
Prudential Series International Growth Portfolio...................................           8,605             295           8,310
Clearbridge Variable Equity Income Portfolio.......................................             380           2,478          (2,098)
Clearbridge Variable All Cap Value Portfolio.......................................             441          15,620         (15,179)
Western Asset Variable Global High Yield Bond Portfolio............................             363             566            (203)
Clearbridge Variable Large Cap Value Portfolio.....................................           4,069          47,693         (43,624)
Invesco V.I. Growth and Income Fund................................................          12,704          29,255         (16,551)
Invesco V.I. Comstock Fund.........................................................           3,934           4,903            (969)
Invesco V.I. American Franchise Fund...............................................         210,662         834,997        (624,335)
Invesco V.I. Mid Cap Growth Fund...................................................         151,664         131,752          19,912
Wells Fargo Advantage VT Index Asset Allocation Fund...............................              73              89             (16)
Wells Fargo Advantage VT Total Return Bond Fund....................................              75              31              44
Wells Fargo Advantage VT Intrinsic Value Fund......................................             587             448             139
Wells Fargo Advantage VT International Equity Fund.................................         116,239         221,797        (105,558)
Wells Fargo Advantage VT Small Cap Growth Fund.....................................          17,821          48,782         (30,961)
Wells Fargo Advantage VT Discovery Fund............................................              --               3              (3)
Wells Fargo Advantage VT Small Cap Value Fund......................................          57,317         230,993        (173,676)
Wells Fargo Advantage VT Opportunity Fund..........................................          28,839         157,968        (129,129)

6.   FINANCIAL HIGHLIGHTS:

     The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the period ended December 31, 2014. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

                                                                                                           INVESTMENT
                                          UNIT                                         EXPENSE               INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  ----------------------
AMERICAN CENTURY VP VALUE FUND
    2014           145,663  $ 16.018012   to   $  16.605429  $     2,421,509   0.50%    to    1.45%     1.38%   to   1.45%
    2013           164,839    14.395666   to      14.782510        2,445,633   0.50%    to    1.45%     1.26%   to   1.49%
    2012           202,920    11.108599   to      11.299348        2,311,580   0.50%    to    1.45%     1.70%   to   1.92%
    2011            30,601     9.911162   to      10.534031          304,415   0.50%    to    1.00%     0.31%   to   0.46%

AMERICAN CENTURY VP GROWTH FUND
    2014             5,698    14.519721   to      14.519721           82,740   0.65%    to    0.65%     0.22%   to   0.22%
    2013             6,404    13.158033   to      13.158033           84,260   0.65%    to    0.65%     0.32%   to   0.32%
    2012             3,296    10.128418   to      10.272868           33,604   0.65%    to    1.50%     0.38%   to   0.40%

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
    2014           429,246    16.781011   to      17.460347        5,609,903   0.50%    to    2.70%     1.94%   to   2.40%
    2013           483,738    16.095837   to      16.383105        5,959,909   0.50%    to    2.70%     2.24%   to   2.25%
    2012           427,286    14.160826   to      14.221715        4,612,246   0.50%    to    2.70%     1.92%   to   1.92%
    2011           518,334    12.552780   to      12.887048        4,968,538   0.50%    to    2.70%     0.48%   to   2.22%
    2010           491,071    13.013398   to      13.657129        4,865,846   0.50%    to    2.70%     4.84%   to   4.84%

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
    2014           943,230     7.256387   to      13.349315        6,632,784   0.85%    to    2.70%     3.18%   to   3.34%
    2013         1,010,778     7.823764   to      14.661951        7,711,067   0.85%    to    2.70%     5.69%   to   5.85%
    2012         1,249,244     6.429205   to      12.273260        7,847,078   0.85%    to    2.70%     1.16%   to   1.43%
    2011         1,276,505     5.678097   to      11.041699        7,122,356   0.85%    to    2.70%     3.99%   to   4.02%
    2010         1,213,975     7.108204   to      14.081041        8,531,384   0.85%    to    2.70%     2.82%   to   3.44%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
AMERICAN CENTURY VP VALUE FUND
    2014       11.27%     to    12.33%
    2013       29.59%     to    30.83%
    2012       12.93%     to    14.01%
    2011       (0.89)%    to     5.34%

AMERICAN CENTURY VP GROWTH FUND
    2014       10.35%     to    10.35%
    2013       28.09%     to    28.09%
    2012       11.80%     to    12.75%

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
    2014        4.26%     to     6.58%
    2013       13.18%     to    15.69%
    2012       10.36%     to    12.81%
    2011       (5.64)%    to    (3.54)%
    2010        7.36%     to     9.75%

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
    2014       (8.95)%    to    (7.25)%
    2013       19.46%     to    21.69%
    2012       11.15%     to    13.23%
    2011      (21.58)%    to   (20.12)%
    2010        1.52%     to     3.42%


--------------------------------------------------------------------------------
                                   SA-163

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                            INVESTMENT
                                          UNIT                                         EXPENSE                INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*               HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  -----------------------
ALLIANCEBERNSTEIN VPS SMALL/MID-CAP VALUE PORTFOLIO
    2014           104,471  $ 26.417593   to   $  27.131691  $     1,958,260   0.50%    to    2.75%     0.46%   to    0.47%
    2013           160,517    24.369798   to      25.663136        2,785,675   0.50%    to    2.70%     0.41%   to    0.42%
    2012           141,654    17.794803   to      19.155351        1,808,494   0.50%    to    2.70%     0.28%   to    0.29%
    2011           142,973    15.095870   to      16.611315        1,541,969   0.50%    to    2.70%     0.20%   to    0.23%
    2010           152,861    16.602960   to      18.676302        1,804,581   0.50%    to    2.70%      --     to      --

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
    2014            31,224    12.429218   to      13.490786          412,812   1.25%    to    2.45%     1.12%   to    1.56%
    2013            30,135    11.498544   to      12.331802          366,054   1.25%    to    2.45%     2.22%   to    2.24%
    2012            15,551     8.759176   to       9.148443          140,850   1.25%    to    2.15%     0.76%   to    1.70%
    2011            24,720     8.017467   to      12.578763          204,373   1.25%    to    2.40%     1.16%   to    1.17%
    2010            19,791     8.436920   to      13.390012          174,314   1.25%    to    2.40%     1.67%   to    1.76%

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
    2014            92,219     8.575540   to      15.460592          805,146   1.25%    to    2.70%      --     to      --
    2013           145,870     8.808059   to      16.111731        1,288,825   1.25%    to    2.70%     0.60%   to    0.71%
    2012           145,200     7.870373   to      14.606635        1,144,972   1.25%    to    2.70%     1.40%   to    1.46%
    2011           159,656     6.915655   to      13.022116        1,108,656   1.25%    to    2.70%     2.75%   to    2.77%
    2010           165,096     8.340904   to      15.935390        1,387,961   1.25%    to    2.70%     1.55%   to    1.88%

INVESCO V.I. VALUE OPPORTUNITIES FUND
    2014        13,353,650     1.809334   to      22.498793       21,512,109   0.85%    to    2.80%     1.41%   to    1.47%
    2013        17,709,099     1.711493   to      21.756431       27,217,711   0.85%    to    2.75%     0.98%   to    1.49%
    2012        22,874,107     1.290481   to      16.718816       26,765,920   0.85%    to    2.75%     1.51%   to    1.60%
    2011        27,890,577     1.105738   to      14.600052       28,254,417   0.85%    to    2.75%     0.89%   to    0.91%
    2010        36,220,448     1.150245   to      15.495518       38,592,858   0.85%    to    2.70%     0.59%   to    0.90%

INVESCO V.I. CORE EQUITY FUND
    2014         3,037,572    19.287606   to      20.230349       45,804,800   0.50%    to    2.75%     0.67%   to    1.01%
    2013         3,883,837    18.331860   to      18.852457       54,978,053   0.50%    to    2.75%     1.25%   to    2.12%
    2012         4,916,451    14.578328   to      14.694872       56,353,721   0.50%    to    2.75%     0.95%   to    1.17%
    2011         6,273,601    12.998894   to      13.157943       64,528,774   0.50%    to    2.75%     0.12%   to    0.99%
    2010         7,580,886    12.285289   to      13.533453       80,092,705   0.85%    to    2.75%     0.95%   to    0.97%

INVESCO V.I. GOVERNMENT SECURITIES FUND
    2014       103,274,459     1.488940   to      10.317394      139,060,173   0.85%    to    2.80%     3.16%   to    3.23%
    2013       126,681,678     1.441994   to      10.188828      166,630,318   0.85%    to    2.80%     4.01%   to    5.85%
    2012       175,871,974     1.493465   to      10.782357      241,587,716   0.85%    to    2.75%     3.14%   to    4.17%
    2011       196,180,461     1.469836   to      10.815243      267,497,204   0.85%    to    2.75%     2.92%   to    3.60%
    2010       241,307,822     1.373740   to      10.301986      309,357,797   0.85%    to    2.75%     5.13%   to    5.42%

INVESCO V.I. HIGH YIELD FUND
    2014           359,934     1.937487   to      20.003014          926,477   1.70%    to    2.75%     4.00%   to    4.63%
    2013           496,894     1.937261   to      20.211788        1,200,328   1.70%    to    2.75%     4.05%   to    5.05%
    2012           708,040     1.841423   to      19.414644        1,384,690   1.70%    to    2.75%     4.73%   to    5.18%
    2011           746,091     1.598468   to      17.030880        1,169,943   1.70%    to    2.75%     6.42%   to    6.96%
    2010           893,145     1.610383   to      17.338981        1,540,721   1.70%    to    2.75%     9.91%   to   10.33%

INVESCO V.I. INTERNATIONAL GROWTH FUND
    2014        16,785,585    17.192346   to      17.669116       51,365,321   0.30%    to    2.80%     1.38%   to    1.56%
    2013        20,743,931    17.228480   to      18.110799       62,425,737   0.30%    to    2.80%      --     to    1.24%
    2012        24,773,236    14.454160   to      15.681292       62,682,241   0.50%    to    2.75%     1.35%   to    1.61%
    2011        29,782,548    12.603920   to      13.951354       63,954,402   0.50%    to    2.75%     0.88%   to    1.54%
    2010        33,509,828    13.619296   to      15.377007       76,089,512   0.50%    to    2.75%     0.98%   to    0.98%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
ALLIANCEBERNSTEIN VPS SMALL/MID-CAP VALUE PORTFOLIO
    2014        5.99%     to     8.40%
    2013       33.97%     to    36.95%
    2012       15.32%     to    17.88%
    2011      (11.06)%    to    (9.08)%
    2010       23.22%     to    25.96%

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
    2014        8.09%     to     9.40%
    2013       33.19%     to    34.80%
    2012       13.08%     to    14.11%
    2011       (6.06)%    to    (4.97)%
    2010        8.78%     to    10.04%

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
    2014       (4.04)%    to    (2.64)%
    2013       10.30%     to    11.91%
    2012       12.17%     to    13.81%
    2011      (18.28)%    to   (17.09)%
    2010        9.61%     to    11.21%

INVESCO V.I. VALUE OPPORTUNITIES FUND
    2014        3.68%     to     5.72%
    2013       30.13%     to    32.62%
    2012       14.51%     to    16.71%
    2011       (5.68)%    to    (3.87)%
    2010        4.49%     to     6.44%

INVESCO V.I. CORE EQUITY FUND
    2014        5.21%     to     7.31%
    2013       25.75%     to    28.29%
    2012       10.79%     to    13.05%
    2011       (2.77)%    to    (0.79)%
    2010        6.58%     to     8.63%

INVESCO V.I. GOVERNMENT SECURITIES FUND
    2014        1.26%     to     3.26%
    2013       (5.31)%    to    (3.45)%
    2012       (0.30)%    to     1.61%
    2011        4.98%     to     7.00%
    2010        2.54%     to     4.51%

INVESCO V.I. HIGH YIELD FUND
    2014       (1.03)%    to     0.01%
    2013        4.11%     to     5.20%
    2012       14.00%     to    15.20%
    2011       (1.78)%    to    (0.74)%
    2010       10.49%     to    11.66%

INVESCO V.I. INTERNATIONAL GROWTH FUND
    2014       (2.44)%    to    (0.21)%
    2013       15.73%     to    18.36%
    2012       12.40%     to    14.68%
    2011       (9.27)%    to    (7.46)%
    2010        9.80%     to    12.05%


--------------------------------------------------------------------------------
                                   SA-164

---------------------------------------------------------------------------

                                                                                                           INVESTMENT
                                          UNIT                                         EXPENSE               INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  ----------------------
INVESCO V.I. MID CAP CORE EQUITY FUND
    2014        19,409,413  $ 17.983581   to   $  18.605354  $    44,250,479   0.50%    to    2.80%      --     to   0.04%
    2013        24,198,821    17.754014   to      17.950074       53,794,965   0.50%    to    2.75%     0.51%   to   0.72%
    2012        30,698,856    14.042863   to      14.166487       54,019,726   0.50%    to    2.75%      --     to   0.07%
    2011        38,098,834    12.758355   to      13.123601       61,453,126   0.50%    to    2.75%     0.09%   to   0.32%
    2010        48,614,720    13.714290   to      14.408598       85,178,146   0.50%    to    2.75%     0.15%   to   0.15%

INVESCO V.I. SMALL CAP EQUITY FUND
    2014         1,560,844    21.917230   to      22.898847       33,214,501   0.50%    to    2.80%      --     to     --
    2013         1,874,297    22.019679   to      22.543528       39,908,287   0.50%    to    2.80%      --     to   0.01%
    2012         2,409,209    16.506273   to      16.527510       38,131,991   0.50%    to    2.75%      --     to     --
    2011         3,059,186    14.614533   to      14.896566       43,377,847   0.50%    to    2.75%      --     to     --
    2010         3,259,279    14.833667   to      15.423915       47,687,718   0.50%    to    2.75%      --     to     --

INVESCO V.I. BALANCED RISK ALLOCATION FUND
    2014           243,094    11.853050   to      12.883948        3,014,688   0.50%    to    2.70%      --     to     --
    2013           369,128    11.519666   to      12.249085        4,386,691   0.50%    to    2.70%     1.37%   to   1.50%
    2012           674,601    11.669377   to      12.138297        8,019,261   0.50%    to    2.70%     0.28%   to   0.82%
    2011           257,902    10.835695   to      11.025993        2,816,976   0.50%    to    2.70%      --     to     --

INVESCO V.I. DIVERSIFIED DIVIDEND FUND
    2014               487    15.994424   to      15.994424            7,792   1.70%    to    1.70%     1.51%   to   1.51%
    2013               520    14.456478   to      14.456478            7,517   1.70%    to    1.70%     2.11%   to   2.11%
    2012               553    11.244674   to      11.244674            6,221   1.70%    to    1.70%     1.84%   to   1.84%
    2011               588     9.662464   to       9.662464            5,679   1.70%    to    1.70%      --     to     --

INVESCO V.I. MONEY MARKET FUND
    2014         6,011,140     9.575557   to       9.924169       58,575,866   0.50%    to    2.75%     0.01%   to   0.01%
    2013         2,143,849     9.844166   to       9.963797       21,229,172   0.65%    to    2.70%      --     to     --

AMERICAN CENTURY VP MID CAP VALUE FUND
    2014             7,251    16.246439   to      16.861730          121,938   0.50%    to    1.45%     1.04%   to   1.04%
    2013             5,120    14.180887   to      14.578868           74,713   0.50%    to    1.45%     0.92%   to   1.06%
    2012             5,767    11.076042   to      11.279374           65,223   0.50%    to    1.45%     1.99%   to   2.03%
    2011             2,004     9.668754   to       9.753198           19,524   0.50%    to    1.45%     0.89%   to   1.01%

AMERICAN FUNDS GLOBAL BOND FUND
    2014         3,130,737    11.462756   to      13.659029       39,592,692   0.85%    to    2.75%     0.97%   to   1.39%
    2013         3,877,209    11.620917   to      13.586871       49,307,481   0.85%    to    2.75%      --     to     --
    2012         5,501,480    12.261101   to      14.065520       73,105,787   0.85%    to    2.75%     1.74%   to   2.10%
    2011         6,755,412    11.867867   to      13.358243       85,944,799   0.85%    to    2.75%     2.70%   to   4.07%
    2010         7,174,063    11.669181   to      12.887393       88,889,078   0.85%    to    2.75%     2.72%   to   6.54%

AMERICAN FUNDS GLOBAL GROWTH AND INCOME FUND
    2014         4,010,516    15.350420   to      20.172002       57,173,603   0.85%    to    2.80%     3.12%   to   3.55%
    2013         5,126,259    14.654969   to      19.637414       70,429,149   0.85%    to    2.80%     2.92%   to   3.31%
    2012         7,229,938    12.061955   to      16.514694       82,482,066   0.85%    to    2.75%     2.38%   to   3.29%
    2011         9,078,405    10.348118   to      14.439786       89,491,258   0.85%    to    2.75%     2.19%   to   2.54%
    2010        10,904,276    10.968761   to      15.616120      114,813,629   0.85%    to    2.70%     2.60%   to   2.73%

AMERICAN FUNDS ASSET ALLOCATION FUND
    2014        10,326,749    18.646081   to      22.141052      192,713,621   0.85%    to    2.75%     1.46%   to   1.92%
    2013        12,666,696    18.184798   to      21.186874      228,180,458   0.85%    to    2.75%     1.51%   to   1.57%
    2012        16,290,731    15.080782   to      17.275233      242,309,617   0.85%    to    2.80%     1.87%   to   1.95%
    2011        19,957,692    13.347677   to      14.994844      260,059,129   0.85%    to    2.80%     1.55%   to   1.89%
    2010        23,969,303    13.551269   to      14.929411      313,497,451   0.85%    to    2.80%     1.55%   to   1.89%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND
    2014        1.55%     to    3.65%
    2013       25.32%     to   27.82%
    2012        7.95%     to   10.07%
    2011       (8.92)%    to   (6.97)%
    2010       11.02%     to   13.21%

INVESCO V.I. SMALL CAP EQUITY FUND
    2014       (0.47)%    to    1.58%
    2013       33.68%     to   36.40%
    2012       10.81%     to   13.09%
    2011       (3.42)%    to   (1.48)%
    2010       25.05%     to   27.57%

INVESCO V.I. BALANCED RISK ALLOCATION FUND
    2014        2.89%     to    5.18%
    2013       (1.28)%    to    0.91%
    2012        7.69%     to   10.09%
    2011        8.36%     to   10.26%

INVESCO V.I. DIVERSIFIED DIVIDEND FUND
    2014       10.64%     to   10.64%
    2013       28.56%     to   28.56%
    2012       16.37%     to   16.37%
    2011       (3.38)%    to   (3.38)%

INVESCO V.I. MONEY MARKET FUND
    2014       (2.70)%    to   (0.49)%
    2013       (1.56)%    to   (0.36)%

AMERICAN CENTURY VP MID CAP VALUE FUND
    2014       14.57%     to   15.66%
    2013       28.03%     to   29.25%
    2012       14.56%     to   15.65%
    2011       (3.31)%    to   (2.47)%

AMERICAN FUNDS GLOBAL BOND FUND
    2014       (1.36)%    to    0.53%
    2013       (5.22)%    to   (3.40)%
    2012        3.31%     to    5.29%
    2011        1.70%     to    3.65%
    2010        2.38%     to    4.34%

AMERICAN FUNDS GLOBAL GROWTH AND INCOME FUND
    2014        2.72%     to    4.75%
    2013       19.15%     to   21.50%
    2012       14.37%     to   16.56%
    2011       (7.44)%    to   (5.66)%
    2010        8.81%     to   10.84%

AMERICAN FUNDS ASSET ALLOCATION FUND
    2014        2.54%     to    4.50%
    2013       20.34%     to   22.64%
    2012       12.98%     to   15.21%
    2011       (1.50)%    to    0.44%
    2010        9.40%     to   11.55%


--------------------------------------------------------------------------------
                                   SA-165

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                            INVESTMENT
                                          UNIT                                         EXPENSE                INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*               HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  -----------------------
AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH FUND
    2014        60,912,481  $  1.857941   to   $  21.857895  $   101,517,836   0.85%    to    2.75%     2.78%   to    2.96%
    2013        69,658,343     1.624298   to      19.475651      102,679,347   0.85%    to    2.75%     1.68%   to    2.47%
    2012        92,331,247     1.231691   to      15.051344      104,124,798   0.85%    to    2.75%     1.91%   to    2.19%
    2011       112,390,857     1.090768   to      13.584833      113,273,595   0.85%    to    2.75%     1.78%   to    1.91%
    2010       134,710,522     1.110089   to      14.090962      139,307,202   0.85%    to    2.75%     1.72%   to    1.89%

AMERICAN FUNDS BOND FUND
    2014        11,634,548    12.113335   to      17.410454      178,617,269   0.85%    to    2.75%     1.80%   to    2.03%
    2013        14,571,483    11.826830   to      16.678760      216,722,358   0.85%    to    2.75%     1.46%   to    1.94%
    2012        15,660,878    12.424779   to      17.192190      240,330,684   0.85%    to    2.75%     2.43%   to    2.58%
    2011        18,355,760    12.119852   to      16.454705      271,699,885   0.85%    to    2.75%     2.84%   to    3.35%
    2010        22,387,628    11.741132   to      15.640595      317,448,285   0.85%    to    2.75%     3.07%   to   16.30%

AMERICAN FUNDS GLOBAL GROWTH FUND
    2014         2,924,223    21.110174   to      24.607358       58,852,611   0.85%    to    2.75%     1.01%   to    1.08%
    2013         3,614,598    21.208236   to      24.256306       72,622,692   0.85%    to    2.75%     1.21%   to    1.24%
    2012         4,867,907    16.875417   to      18.937743       77,324,762   0.85%    to    2.75%     0.90%   to    0.92%
    2011         5,838,450    14.152477   to      15.583345       76,861,299   0.85%    to    2.75%     1.08%   to    1.49%
    2010         7,186,761    15.966312   to      17.249203      105,252,865   0.85%    to    2.75%     1.50%   to    2.38%

AMERICAN FUNDS GROWTH FUND
    2014        27,579,415    23.003194   to      23.396621      483,527,481   0.85%    to    2.80%     0.77%   to    0.80%
    2013        34,857,073    21.745969   to      21.801334      573,773,764   0.85%    to    2.80%     0.93%   to    1.31%
    2012        47,094,015    16.857195   to      17.268006      608,651,148   0.85%    to    2.75%     0.75%   to    0.86%
    2011        59,032,939    14.420984   to      15.055605      655,087,898   0.85%    to    2.75%     0.60%   to    0.68%
    2010        72,779,687    15.194005   to      16.167182      854,449,095   0.85%    to    2.75%     0.72%   to    1.39%

AMERICAN FUNDS GROWTH-INCOME FUND
    2014        22,806,694    21.620632   to      24.061873      451,289,950   0.85%    to    2.80%     1.21%   to    1.29%
    2013        29,071,667    20.097293   to      21.934620      530,508,380   0.85%    to    2.80%     1.31%   to    1.99%
    2012        39,352,298    15.513115   to      16.570647      549,702,685   0.85%    to    2.75%     1.53%   to    1.76%
    2011        49,589,308    13.572639   to      14.225175      598,947,672   0.85%    to    2.75%     1.37%   to    2.06%
    2010        59,675,292    14.211420   to      14.614120      745,868,391   0.85%    to    2.75%     1.48%   to    2.40%

AMERICAN FUNDS INTERNATIONAL FUND
    2014         7,146,466    16.809166   to      18.807754      112,288,213   0.85%    to    2.75%     0.96%   to    1.40%
    2013         8,831,097    17.748858   to      19.485261      145,297,514   0.85%    to    2.75%     1.41%   to    1.58%
    2012        11,485,798    14.998581   to      16.156198      159,016,779   0.85%    to    2.75%     1.44%   to    1.69%
    2011        14,177,221    13.075204   to      13.819428      169,374,968   0.85%    to    2.75%     1.85%   to    2.13%
    2010        16,691,204    15.621900   to      16.199678      235,548,420   0.85%    to    2.75%     2.02%   to    3.00%

AMERICAN FUNDS NEW WORLD FUND
    2014         1,699,674    16.313049   to      30.736786       43,223,699   0.85%    to    2.75%     0.88%   to    0.89%
    2013         2,085,846    18.200673   to      33.647551       58,781,086   0.85%    to    2.75%     1.22%   to    1.52%
    2012         2,722,685    16.796944   to      30.468166       70,629,591   0.85%    to    2.75%     0.99%   to    1.15%
    2011         3,409,093    14.653549   to      26.080232       76,375,757   0.85%    to    2.75%     1.40%   to    1.58%
    2010         4,408,169    17.504054   to      30.566229      116,824,292   0.85%    to    2.75%     1.30%   to    1.60%

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND
    2014         2,095,226    22.183189   to      26.252305       45,635,913   0.85%    to    2.75%     0.11%   to    0.11%
    2013         2,693,415    22.327880   to      25.926040       58,725,046   0.85%    to    2.75%     0.83%   to    0.90%
    2012         3,245,033    17.890749   to      20.383203       56,411,255   0.85%    to    2.75%     1.33%   to    1.36%
    2011         4,044,948    15.560717   to      17.395051       60,564,986   0.85%    to    2.75%     1.34%   to    1.36%
    2010         5,218,006    19.782555   to      21.697525       97,862,424   0.85%    to    2.75%     1.34%   to    1.75%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH FUND
    2014       12.23%     to    14.38%
    2013       29.39%     to    31.88%
    2012       10.80%     to    12.92%
    2011       (3.59)%    to    (1.74)%
    2010        9.28%     to    11.38%

AMERICAN FUNDS BOND FUND
    2014        2.42%     to     4.39%
    2013       (4.81)%    to    (2.99)%
    2012        2.52%     to     4.48%
    2011        3.23%     to     5.21%
    2010        3.56%     to     5.54%

AMERICAN FUNDS GLOBAL GROWTH FUND
    2014       (0.46)%    to     1.45%
    2013       25.68%     to    28.08%
    2012       19.24%     to    21.53%
    2011      (11.36)%    to    (9.66)%
    2010        8.72%     to    10.80%

AMERICAN FUNDS GROWTH FUND
    2014        5.51%     to     7.59%
    2013       26.51%     to    29.00%
    2012       14.69%     to    16.89%
    2011       (6.88)%    to    (5.09)%
    2010       15.46%     to    17.68%

AMERICAN FUNDS GROWTH-INCOME FUND
    2014        7.58%     to     9.70%
    2013       29.82%     to    32.37%
    2012       14.30%     to    16.49%
    2011       (4.49)%    to    (2.66)%
    2010        8.41%     to    10.48%

AMERICAN FUNDS INTERNATIONAL FUND
    2014       (5.29)%    to    (3.48)%
    2013       18.34%     to    20.61%
    2012       14.71%     to    16.91%
    2011      (16.30)%    to   (14.69)%
    2010        4.33%     to     6.33%

AMERICAN FUNDS NEW WORLD FUND
    2014      (10.37)%    to    (8.65)%
    2013        8.36%     to    10.44%
    2012       14.63%     to    16.82%
    2011      (16.28)%    to   (14.68)%
    2010       14.68%     to    16.88%

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND
    2014       (0.65)%    to     1.26%
    2013       24.80%     to    27.19%
    2012       14.97%     to    17.18%
    2011      (21.34)%    to   (19.83)%
    2010       19.10%     to    21.38%


--------------------------------------------------------------------------------
                                   SA-166

---------------------------------------------------------------------------

                                                                                                           INVESTMENT
                                          UNIT                                         EXPENSE               INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  ----------------------
STERLING CAPITAL EQUITY INCOME VIF
    2014             2,886  $ 10.986901   to   $  10.986901  $        31,704   1.55%    to    1.55%     2.03%   to   2.03%
    2013             3,258    10.720910   to      10.910067           34,956   1.25%    to    1.55%     1.26%   to   1.27%
    2012             3,260     9.247316   to       9.382311           30,166   1.25%    to    1.55%     1.00%   to   1.55%
    2011               266     8.218125   to       8.313135            2,200   1.25%    to    1.55%     1.09%   to   1.11%
    2010               293     8.697414   to       8.771606            2,564   1.25%    to    1.55%     0.70%   to   0.70%

STERLING CAPITAL SPECIAL OPPORTUNITIES VIF
    2014           143,984    16.873267   to      24.984218        2,431,353   1.25%    to    2.40%     0.05%   to   0.05%
    2013           152,678    14.730084   to      22.062969        2,259,312   1.25%    to    2.40%     0.05%   to   0.08%
    2012           180,209    11.761610   to      17.820243        2,126,145   1.25%    to    2.40%     0.28%   to   0.28%
    2011           198,578     9.948620   to      10.416537        2,074,711   1.25%    to    2.45%      --     to     --
    2010           208,135    10.568818   to      10.933880        2,299,638   1.25%    to    2.45%     0.06%   to   0.06%

STERLING CAPITAL TOTAL RETURN BOND VIF
    2014            54,968    12.199355   to      12.736855          691,766   1.25%    to    2.40%     3.20%   to   3.20%
    2013            58,326    11.849941   to      12.230611          706,478   1.25%    to    2.40%     3.19%   to   3.21%
    2012            76,368    12.331151   to      12.581729          953,347   1.25%    to    2.40%     2.84%   to   2.84%
    2011            85,331    11.466871   to      12.006207        1,015,821   1.25%    to    2.45%     3.59%   to   3.60%
    2010            86,661    11.074495   to      11.457098          988,122   1.25%    to    2.45%     3.86%   to   3.86%

COLUMBIA VARIABLE PORTFOLIO -- SMALL COMPANY GROWTH FUND
    2014         2,612,599     1.627215   to      20.344567        5,125,430   1.70%    to    2.80%      --     to     --
    2013         3,000,847     1.735616   to      21.939930        6,289,041   1.70%    to    2.80%     0.11%   to   0.11%
    2012         4,106,779     1.256731   to      16.061707        5,762,794   1.70%    to    2.80%      --     to     --
    2011         5,103,446     1.141271   to      14.747381        6,168,754   1.70%    to    2.80%      --     to     --
    2010         7,004,152     1.229017   to      16.073702        8,655,002   1.70%    to    2.75%      --     to     --

WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND
    2014           571,930    21.558414   to      25.931447          933,625   1.25%    to    2.75%      --     to     --
    2013           774,332     1.193034   to      20.972250        1,224,790   1.25%    to    2.50%     0.19%   to   0.40%
    2012         1,049,531    15.144945   to      18.771297        1,149,387   1.25%    to    2.75%      --     to     --
    2011           620,826    12.699333   to      15.977806          591,440   1.25%    to    2.75%      --     to     --
    2010           563,848     0.816602   to      13.586960          576,988   1.25%    to    2.20%     0.47%   to   0.83%

FIDELITY(R) VIP GROWTH PORTFOLIO
    2014           142,057    14.882518   to      23.874181        2,099,970   1.25%    to    2.40%      --     to     --
    2013            76,817    13.574728   to      22.028133        1,151,416   1.25%    to    2.40%     0.05%   to   0.12%
    2012            80,115    10.106895   to      16.590323          822,044   1.25%    to    2.40%     0.34%   to   0.36%
    2011           112,647     8.542843   to       8.945576        1,018,966   1.25%    to    2.45%     0.13%   to   0.14%
    2010            75,132     8.757723   to       9.061120          688,687   1.25%    to    2.45%     0.03%   to   0.03%

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
    2014         1,393,601    22.640127   to      23.417586       22,723,243   0.50%    to    2.75%     0.73%   to   0.84%
    2013         1,636,395    20.895412   to      21.078399       24,630,367   0.50%    to    2.70%     0.85%   to   0.86%
    2012         1,947,489    16.176867   to      16.392891       22,688,722   0.50%    to    2.70%     1.15%   to   1.17%
    2011         2,128,424    13.998493   to      14.500794       21,466,459   0.50%    to    2.70%     0.80%   to   1.29%
    2010         2,047,545    14.471601   to      15.324656       21,142,827   0.50%    to    2.70%     1.47%   to   2.89%

FIDELITY(R) VIP MID CAP PORTFOLIO
    2014         1,096,983    22.487394   to      23.593679       17,404,971   0.50%    to    2.70%     0.02%   to   0.02%
    2013         1,201,597    21.314452   to      22.860601       18,323,229   0.50%    to    2.70%     0.20%   to   0.32%
    2012         1,420,742    15.766099   to      17.285596       16,146,040   0.50%    to    2.70%     0.40%   to   0.49%
    2011         1,555,549    13.830958   to      15.501125       15,589,399   0.50%    to    2.70%     0.03%   to   0.03%
    2010         1,580,222    15.592494   to      17.864704       18,010,375   0.50%    to    2.70%     0.17%   to   0.37%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
STERLING CAPITAL EQUITY INCOME VIF
    2014        2.48%     to     2.48%
    2013       15.94%     to    16.28%
    2012       12.52%     to    12.86%
    2011       (5.51)%    to    (5.23)%
    2010       10.21%     to    10.54%

STERLING CAPITAL SPECIAL OPPORTUNITIES VIF
    2014       13.24%     to    14.55%
    2013       23.81%     to    25.24%
    2012       11.62%     to    12.91%
    2011       (5.87)%    to    (4.73)%
    2010       13.42%     to    14.79%

STERLING CAPITAL TOTAL RETURN BOND VIF
    2014        2.95%     to     4.14%
    2013       (3.90)%    to    (2.79)%
    2012        3.60%     to     4.79%
    2011        3.54%     to     4.79%
    2010        5.13%     to     6.40%

COLUMBIA VARIABLE PORTFOLIO -- SMALL COMPANY GROWTH FUND
    2014       (7.27)%    to    (6.25)%
    2013       36.60%     to    38.11%
    2012        8.91%     to    10.12%
    2011       (8.16)%    to    (7.14)%
    2010       24.90%     to    26.21%

WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND
    2014        1.26%     to     2.79%
    2013       36.76%     to    38.48%
    2012       17.48%     to    19.26%
    2011       (7.92)%    to    (6.53)%
    2010       17.19%     to    18.31%

FIDELITY(R) VIP GROWTH PORTFOLIO
    2014        8.38%     to     9.63%
    2013       32.78%     to    34.31%
    2012       11.69%     to    12.98%
    2011       (2.45)%    to    (1.28)%
    2010       20.87%     to    22.32%

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
    2014        8.63%     to    11.10%
    2013       27.47%     to    30.30%
    2012       13.05%     to    15.56%
    2011       (5.38)%    to    (3.27)%
    2010       13.82%     to    16.34%

FIDELITY(R) VIP MID CAP PORTFOLIO
    2014        3.21%     to     5.50%
    2013       32.25%     to    35.19%
    2012       11.51%     to    13.99%
    2011      (13.23)%    to   (11.30)%
    2010       25.15%     to    27.93%


--------------------------------------------------------------------------------
                                   SA-167

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                           INVESTMENT
                                          UNIT                                         EXPENSE               INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  ----------------------
FIDELITY(R) VIP VALUE STRATEGIES PORTFOLIO
    2014            48,293  $ 15.793821   to   $  28.971599  $       807,560   1.25%    to    2.75%     0.70%   to   0.80%
    2013            94,871    15.014580   to      28.029835        1,454,040   1.25%    to    2.70%     0.68%   to   0.70%
    2012            92,473    11.678349   to      22.119855        1,103,134   1.25%    to    2.70%     0.36%   to   0.37%
    2011           133,123     9.306424   to      17.884524        1,246,163   1.25%    to    2.70%     0.68%   to   0.72%
    2010           114,577    10.359870   to      20.200241        1,220,708   1.25%    to    2.70%     0.31%   to   0.36%

FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO
    2014            33,313    17.310494   to      26.622433          560,600   1.25%    to    2.40%     0.23%   to   0.24%
    2013            60,536    15.839793   to      24.768200          932,859   1.25%    to    2.30%     0.12%   to   0.13%
    2012            26,235    10.946791   to      11.601156          298,735   1.25%    to    2.45%     0.41%   to   0.54%
    2011            17,998     9.609176   to      15.344167          171,347   1.25%    to    2.30%      --     to     --
    2010            19,906     9.754780   to      10.007132          196,373   1.25%    to    2.15%     0.26%   to   0.32%

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO
    2014             9,676    11.230376   to      14.273150          131,512   0.50%    to    1.45%     2.85%   to   2.87%
    2013             7,170    13.783094   to      13.876518           99,079   0.50%    to    0.65%     3.75%   to   5.45%
    2012             5,488    13.868175   to      13.941239           76,249   0.50%    to    0.65%     3.43%   to   5.16%
    2011             2,077    12.662760   to      12.710400           26,385   0.50%    to    0.65%     6.35%   to   6.82%
    2010             1,081    12.229504   to      12.229504           13,216   0.50%    to    0.50%     4.48%   to   4.48%

FRANKLIN RISING DIVIDENDS VIP FUND+
    2014         9,679,042    20.822970   to      23.097903      217,207,566   0.50%    to    2.80%     1.29%   to   1.32%
    2013        12,257,980    19.696171   to      21.371913      258,059,095   0.50%    to    2.80%     1.35%   to   1.52%
    2012        16,023,287    15.650299   to      16.576719      265,268,303   0.50%    to    2.75%     1.66%   to   1.83%
    2011        19,119,588    14.367859   to      14.903732      287,809,621   0.50%    to    2.75%     1.26%   to   1.40%
    2010        21,762,416    13.932857   to      14.144624      314,415,455   0.50%    to    2.75%     1.07%   to   1.07%

FRANKLIN INCOME VIP FUND+
    2014        26,930,252    18.004152   to      18.981745      531,422,802   0.50%    to    2.80%     4.69%   to   4.86%
    2013        33,417,486    17.311532   to      18.659483      645,762,006   0.50%    to    2.80%     6.12%   to   6.19%
    2012        44,978,105    15.281162   to      16.875821      783,413,687   0.50%    to    2.75%     6.10%   to   6.45%
    2011        54,907,285    13.643965   to      15.397947      866,473,608   0.50%    to    2.75%     4.82%   to   5.66%
    2010        64,312,296    13.405873   to      15.458927    1,012,162,002   0.50%    to    2.75%     3.07%   to   3.24%

FRANKLIN LARGE CAP GROWTH VIP FUND+
    2014         1,930,654    17.460819   to      19.943740       31,676,912   1.35%    to    2.75%     1.01%   to   1.09%
    2013         2,354,613    15.737151   to      18.228395       35,049,205   1.35%    to    2.75%     1.08%   to   1.09%
    2012         3,189,398    12.661396   to      14.565563       37,642,123   1.15%    to    2.75%     0.80%   to   0.82%
    2011         4,093,919    11.574093   to      13.323239       43,752,484   0.85%    to    2.75%     0.66%   to   0.68%
    2010         4,980,000    11.851458   to      13.904421       55,031,262   0.85%    to    2.75%     0.66%   to   0.83%

FRANKLIN GLOBAL REAL ESTATE VIP FUND+
    2014            48,438    18.852137   to      23.620092        1,114,608   1.40%    to    2.40%     0.44%   to   0.46%
    2013            56,616    16.789715   to      20.826823        1,153,745   1.40%    to    2.40%     4.38%   to   4.65%
    2012            59,996    16.807849   to      20.641837        1,210,389   1.40%    to    2.40%      --     to     --
    2011            72,790    13.512023   to      16.429225        1,171,672   1.40%    to    2.40%     7.74%   to   8.74%
    2010            86,450    14.669965   to      17.659480        1,493,387   1.40%    to    2.40%     2.86%   to   2.94%

FRANKLIN SMALL-MID CAP GROWTH VIP FUND+
    2014         4,136,936    22.406751   to      24.385128       67,441,297   0.85%    to    2.80%      --     to     --
    2013         5,125,090    21.026849   to      23.334129       79,345,282   0.85%    to    2.80%      --     to     --
    2012         6,221,559    15.349634   to      17.404713       70,495,268   0.85%    to    2.75%      --     to     --
    2011         7,670,769    13.965224   to      16.138689       79,698,492   0.85%    to    2.75%      --     to     --
    2010         9,403,021    14.799448   to      17.431199      103,713,304   0.85%    to    2.75%      --     to     --


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
FIDELITY(R) VIP VALUE STRATEGIES PORTFOLIO
    2014        3.62%     to     5.19%
    2013       26.72%     to    28.57%
    2012       23.68%     to    25.49%
    2011      (11.46)%    to   (10.17)%
    2010       22.98%     to    24.77%

FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO
    2014        8.04%     to     9.28%
    2013       35.11%     to    36.54%
    2012       19.29%     to    20.73%
    2011       (4.98)%    to    (3.98)%
    2010       15.48%     to    16.52%

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO
    2014        1.89%     to     2.86%
    2013       (0.61)%    to    (0.46)%
    2012        9.52%     to     9.68%
    2011        3.78%     to     3.93%
    2010        8.69%     to     8.69%

FRANKLIN RISING DIVIDENDS VIP FUND+
    2014        5.72%     to     8.08%
    2013       26.11%     to    28.93%
    2012        8.93%     to    11.23%
    2011        3.12%     to     5.37%
    2010       17.37%     to    20.02%

FRANKLIN INCOME VIP FUND+
    2014        1.73%     to     4.00%
    2013       10.80%     to    13.29%
    2012        9.60%     to    12.00%
    2011       (0.39)%    to     1.78%
    2010        9.62%     to    11.98%

FRANKLIN LARGE CAP GROWTH VIP FUND+
    2014        9.41%     to    10.95%
    2013       25.15%     to    26.91%
    2012        9.32%     to    11.09%
    2011       (4.18)%    to    (2.34)%
    2010        8.56%     to    10.65%

FRANKLIN GLOBAL REAL ESTATE VIP FUND+
    2014       12.28%     to    13.41%
    2013       (0.11)%    to     0.90%
    2012       24.39%     to    25.64%
    2011       (7.89)%    to    (6.97)%
    2010       18.11%     to    19.29%

FRANKLIN SMALL-MID CAP GROWTH VIP FUND+
    2014        4.50%     to     6.56%
    2013       34.34%     to    36.99%
    2012        7.84%     to     9.91%
    2011       (7.41)%    to    (5.64)%
    2010       24.17%     to    26.54%


--------------------------------------------------------------------------------
                                   SA-168

---------------------------------------------------------------------------

                                                                                                           INVESTMENT
                                          UNIT                                         EXPENSE               INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  ----------------------
FRANKLIN SMALL CAP VALUE VIP FUND+
    2014         1,107,452  $ 23.298291   to   $  24.012610  $    16,455,234   0.50%    to    2.75%     0.48%   to   0.66%
    2013         1,390,083    23.812141   to      24.018165       20,748,049   0.50%    to    2.75%     1.16%   to   1.32%
    2012         1,409,166    17.732825   to      17.965353       15,778,584   0.50%    to    2.75%     0.70%   to   0.86%
    2011         1,698,957    15.068984   to      15.597887       16,252,963   0.50%    to    2.75%     0.55%   to   0.58%
    2010         1,853,607    15.754561   to      16.659671       18,685,692   0.50%    to    2.75%     0.51%   to   0.51%

FRANKLIN STRATEGIC INCOME VIP FUND+
    2014         8,389,084    14.578740   to      15.285334      161,317,982   0.50%    to    2.80%     5.79%   to   5.93%
    2013        10,225,598    14.399450   to      15.392925      198,652,045   0.50%    to    2.80%     5.42%   to   5.80%
    2012        12,947,612    14.027463   to      15.291336      250,767,431   0.50%    to    2.80%     6.85%   to   6.95%
    2011        14,667,741    12.512704   to      13.901316      257,179,250   0.50%    to    2.80%     6.09%   to   6.41%
    2010        16,622,274    12.273319   to      13.909880      290,735,591   0.50%    to    2.80%     0.72%   to   0.72%

FRANKLIN MUTUAL SHARES VIP FUND+
    2014        14,365,304    19.000464   to      20.112965      287,959,094   0.50%    to    2.80%     1.82%   to   1.99%
    2013        17,906,901    18.240897   to      18.883899      343,836,287   0.50%    to    2.80%     2.02%   to   2.07%
    2012        23,164,409    14.655285   to      14.820917      355,309,139   0.50%    to    2.75%     2.13%   to   2.41%
    2011        28,966,779    13.043277   to      13.185602      397,801,809   0.50%    to    2.75%     2.44%   to   2.56%
    2010        34,697,310    13.257135   to      13.696286      492,841,333   0.50%    to    2.75%     1.10%   to   1.52%

TEMPLETON DEVELOPING MARKETS VIP FUND+
    2014         1,327,897    15.711905   to      24.391339       23,637,941   0.85%    to    2.75%     1.80%   to   1.97%
    2013         1,694,600    17.571473   to      26.764414       34,141,312   0.85%    to    2.75%     1.69%   to   1.92%
    2012         2,335,734    18.195185   to      27.192746       49,109,466   0.85%    to    2.75%     1.60%   to   1.71%
    2011         2,951,238    16.491969   to      24.183491       56,219,294   0.85%    to    2.75%     0.20%   to   1.18%
    2010         3,762,170    19.953020   to      28.922631       87,667,747   0.85%    to    2.70%     1.40%   to   1.79%

TEMPLETON FOREIGN VIP FUND+
    2014         6,427,949    15.372277   to      15.562315       87,143,294   0.30%    to    2.75%      --     to   1.77%
    2013         7,579,644    17.367091   to      18.000234      118,072,167   0.30%    to    2.75%      --     to   2.82%
    2012        10,219,149    14.078884   to      15.045733      131,974,526   0.50%    to    2.75%     3.05%   to   3.06%
    2011        12,495,547    11.977254   to      13.080163      139,228,121   0.50%    to    2.75%     1.78%   to   1.85%
    2010        14,178,560    13.485831   to      15.045462      180,227,519   0.50%    to    2.75%     0.59%   to   0.95%

TEMPLETON GROWTH VIP FUND+
    2014        10,363,841    18.155747   to      18.496229      164,202,557   0.50%    to    2.75%     1.21%   to   1.53%
    2013        12,935,884    19.140368   to      19.202764      215,920,588   0.50%    to    2.75%     1.94%   to   2.23%
    2012        17,343,927    14.725005   to      15.087686      226,483,345   0.50%    to    2.75%     2.00%   to   2.18%
    2011        21,888,051    12.228197   to      12.809585      241,244,696   0.50%    to    2.75%     1.06%   to   1.27%
    2010        26,349,550    13.235127   to      14.154560      318,345,347   0.50%    to    2.75%     1.27%   to   1.27%

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND+
    2014         3,360,539    17.572790   to      18.275181       87,271,968   0.50%    to    2.80%     2.00%   to   2.13%
    2013         4,135,635    17.095911   to      17.393302      104,121,213   0.50%    to    2.80%     2.12%   to   2.19%
    2012         5,529,851    13.707570   to      13.804833      113,098,587   0.50%    to    2.75%     2.57%   to   2.87%
    2011         6,859,792    12.162700   to      12.517501      126,044,828   0.50%    to    2.75%     2.16%   to   2.18%
    2010         7,992,904    12.611581   to      13.259276      155,194,908   0.50%    to    2.75%     0.17%   to   1.28%

FRANKLIN FLEX CAP GROWTH VIP FUND+
    2014           893,234    17.781146   to      19.946646       14,474,320   0.85%    to    2.75%      --     to     --
    2013         1,109,141    16.901039   to      19.323070       17,183,794   0.85%    to    2.75%      --     to     --
    2012         1,531,626    12.398153   to      14.446576       17,617,666   0.85%    to    2.75%      --     to     --
    2011         1,829,214    11.443823   to      13.590297       19,594,014   0.85%    to    2.75%      --     to     --
    2010         2,085,738    12.123922   to      14.674408       23,893,700   0.85%    to    2.75%      --     to     --


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
FRANKLIN SMALL CAP VALUE VIP FUND+
    2014       (2.16)%    to    (0.02)%
    2013       32.54%     to    35.44%
    2012       15.18%     to    17.68%
    2011       (6.37)%    to    (4.35)%
    2010       24.75%     to    27.50%

FRANKLIN STRATEGIC INCOME VIP FUND+
    2014       (0.70)%    to     1.25%
    2013        0.66%     to     2.65%
    2012       10.00%     to    12.11%
    2011       (0.06)%    to     1.95%
    2010        8.14%     to    10.33%

FRANKLIN MUTUAL SHARES VIP FUND+
    2014        4.16%     to     6.51%
    2013       24.72%     to    27.41%
    2012       11.15%     to    13.63%
    2011       (3.73)%    to    (1.61)%
    2010        8.18%     to    10.50%

TEMPLETON DEVELOPING MARKETS VIP FUND+
    2014      (10.58)%    to    (8.87)%
    2013       (3.43)%    to    (1.58)%
    2012       10.33%     to    12.44%
    2011      (17.96)%    to   (16.39)%
    2010       14.28%     to    16.83%

TEMPLETON FOREIGN VIP FUND+
    2014      (13.54)%    to   (11.49)%
    2013       19.64%     to    22.49%
    2012       15.03%     to    17.55%
    2011      (13.06)%    to   (11.19)%
    2010        5.47%     to     7.84%

TEMPLETON GROWTH VIP FUND+
    2014       (5.45)%    to    (3.37)%
    2013       27.27%     to    29.99%
    2012       17.78%     to    20.42%
    2011       (9.50)%    to    (7.61)%
    2010        4.48%     to     6.78%

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND+
    2014        2.79%     to     5.07%
    2013       24.09%     to    26.89%
    2012       10.28%     to    12.70%
    2011       (5.59)%    to    (3.56)%
    2010        8.92%     to    11.32%

FRANKLIN FLEX CAP GROWTH VIP FUND+
    2014        3.23%     to     5.21%
    2013       33.76%     to    36.32%
    2012        6.30%     to     8.34%
    2011       (7.39)%    to    (5.61)%
    2010       13.05%     to    15.21%


--------------------------------------------------------------------------------
                                   SA-169

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                            INVESTMENT
                                          UNIT                                         EXPENSE                INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*               HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  -----------------------
TEMPLETON GLOBAL BOND VIP FUND+
    2014         1,209,784  $ 14.430215   to   $  14.432629  $    17,397,591   0.50%    to    2.70%     4.46%   to    4.96%
    2013         1,311,053    14.263388   to      14.578287       18,826,191   0.50%    to    2.70%     4.45%   to    4.95%
    2012         1,557,122    14.217363   to      14.750789       22,345,330   0.30%    to    2.70%      --     to    6.12%
    2011         1,601,855    12.341603   to      13.181378       20,322,857   0.50%    to    2.70%     5.69%   to    5.73%
    2010         1,499,649    12.523396   to      13.673178       19,526,811   0.50%    to    2.70%     0.44%   to    1.12%

HARTFORD BALANCED HLS FUND
    2014         6,301,401    15.274798   to      19.177920       16,694,431   0.85%    to    2.75%     1.50%   to    1.60%
    2013         7,677,578    14.031437   to      18.001299       18,155,718   0.85%    to    2.75%     1.40%   to    1.58%
    2012         9,299,392    11.676956   to      15.306417       16,214,421   0.85%    to    2.75%     3.31%   to    5.55%
    2011        11,647,520    10.512754   to      14.079868       15,792,890   0.85%    to    2.75%     1.40%   to    1.72%
    2010        13,816,874    10.291887   to      14.243950       17,960,669   1.25%    to    2.75%     1.18%   to    1.51%

HARTFORD TOTAL RETURN BOND HLS FUND
    2014        25,293,527    12.685130   to      13.505685      145,425,752   0.50%    to    2.80%     2.95%   to    3.26%
    2013        28,918,085    12.343982   to      12.818679      154,892,749   0.50%    to    2.80%     3.65%   to    4.09%
    2012        33,097,003    12.908256   to      13.061086      164,645,075   0.50%    to    2.80%     3.83%   to    4.07%
    2011        37,874,588    10.603999   to      12.375247      166,428,046   0.30%    to    2.80%      --     to    0.20%
    2010        42,914,796    11.466077   to      11.937261      163,828,468   0.50%    to    2.75%     3.32%   to   14.41%

HARTFORD CAPITAL APPRECIATION HLS FUND
    2014        17,021,067    22.367476   to      23.072403      145,554,664   0.50%    to    2.80%     0.62%   to    0.91%
    2013        20,021,826    20.948870   to      22.167748      156,772,819   0.50%    to    2.80%     0.66%   to    0.91%
    2012        25,478,593    15.138103   to      16.433647      142,494,694   0.50%    to    2.80%     1.17%   to    1.50%
    2011        30,120,387    12.856297   to      14.317252      139,889,415   0.50%    to    2.80%     0.54%   to    1.72%
    2010        34,527,013    14.584170   to      16.678412      162,240,133   0.50%    to    2.75%     0.71%   to    2.22%

HARTFORD DIVIDEND AND GROWTH HLS FUND
    2014        12,201,452    20.897634   to      22.930999      104,686,058   0.50%    to    2.75%     1.60%   to    1.89%
    2013        15,217,649    19.062349   to      20.401863      110,603,880   0.50%    to    2.75%     1.74%   to    1.99%
    2012        18,827,915    14.890759   to      15.542467      100,678,897   0.50%    to    2.75%     2.33%   to    2.70%
    2011        23,223,587    13.508111   to      13.751180      105,474,269   0.50%    to    2.75%     2.33%   to    4.90%
    2010        27,164,406    13.640428   to      13.738768      109,673,027   0.50%    to    2.75%     3.81%   to    5.47%

HARTFORD HEALTHCARE HLS FUND
    2014            29,421     4.604617   to       4.839920          141,771   1.40%    to    1.75%     0.04%   to    0.04%
    2013            40,443     3.689662   to       3.864674          155,832   1.40%    to    1.75%     0.24%   to    0.30%
    2012            68,159     2.478414   to       2.586919          176,031   1.40%    to    1.75%     0.10%   to    0.13%
    2011           118,801     2.096138   to       2.180271          258,792   1.40%    to    1.75%      --     to      --
    2010           152,576     1.970286   to       2.042198          310,998   1.40%    to    1.75%     0.02%   to    0.03%

HARTFORD GLOBAL GROWTH HLS FUND+
    2014           262,710    10.703557   to      11.985136          880,101   1.25%    to    2.75%     0.25%   to    0.46%
    2013           203,091    11.364381   to      20.976608          691,385   1.25%    to    2.40%     0.60%   to    0.76%
    2012           256,643     7.966476   to       8.442850          689,814   1.25%    to    2.45%     0.55%   to    0.55%
    2011           285,126     6.927508   to      13.084231          559,775   1.25%    to    2.40%     0.04%   to    0.04%
    2010           412,985     8.145943   to      15.563803          847,930   1.25%    to    2.40%     0.27%   to    0.28%

HARTFORD DISCIPLINED EQUITY HLS FUND
    2014           966,060    17.539302   to      23.844431       14,807,260   0.85%    to    2.70%     0.11%   to    0.73%
    2013         1,101,018    15.225344   to      21.085043       14,667,571   0.85%    to    2.70%     0.96%   to    1.00%
    2012         1,279,327    11.305738   to      15.949020       12,398,836   0.85%    to    2.70%     1.46%   to    1.51%
    2011         1,505,933     9.694094   to      13.930671       12,356,809   0.85%    to    2.70%     1.16%   to    1.74%
    2010         1,488,540     9.665415   to      14.148995       11,959,231   0.85%    to    2.70%     1.34%   to    1.65%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
TEMPLETON GLOBAL BOND VIP FUND+
    2014       (1.02)%    to     1.19%
    2013       (1.17)%    to     1.03%
    2012       11.91%     to    14.62%
    2011       (3.60)%    to    (1.45)%
    2010       11.24%     to    13.72%

HARTFORD BALANCED HLS FUND
    2014        6.54%     to     8.86%
    2013       17.61%     to    20.16%
    2012        8.71%     to    11.07%
    2011       (1.15)%    to     0.99%
    2010        8.82%     to    10.74%

HARTFORD TOTAL RETURN BOND HLS FUND
    2014        2.76%     to     5.36%
    2013       (4.37)%    to    (1.86)%
    2012        4.31%     to     7.00%
    2011        3.78%     to     6.04%
    2010        4.34%     to     6.98%

HARTFORD CAPITAL APPRECIATION HLS FUND
    2014        4.08%     to     6.77%
    2013       34.89%     to    38.39%
    2012       14.78%     to    17.75%
    2011      (14.07)%    to   (11.85)%
    2010       13.06%     to    15.92%

HARTFORD DIVIDEND AND GROWTH HLS FUND
    2014        9.63%     to    12.40%
    2013       28.01%     to    31.27%
    2012       10.24%     to    13.03%
    2011       (1.68)%    to     0.81%
    2010        9.87%     to    12.64%

HARTFORD HEALTHCARE HLS FUND
    2014       24.80%     to    25.23%
    2013       48.87%     to    49.39%
    2012       18.24%     to    18.65%
    2011        6.39%     to     6.76%
    2010        4.99%     to     5.35%

HARTFORD GLOBAL GROWTH HLS FUND+
    2014        5.46%     to     7.04%
    2013       33.07%     to    34.60%
    2012       20.42%     to    21.87%
    2011      (15.93)%    to   (14.96)%
    2010       11.54%     to    12.83%

HARTFORD DISCIPLINED EQUITY HLS FUND
    2014       13.09%     to    15.20%
    2013       32.20%     to    34.67%
    2012       14.49%     to    16.63%
    2011       (1.54)%    to     0.30%
    2010       11.01%     to    13.08%


--------------------------------------------------------------------------------
                                   SA-170

---------------------------------------------------------------------------

                                                                                                           INVESTMENT
                                          UNIT                                         EXPENSE               INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  ----------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND+
    2014         2,294,100  $ 24.391204   to   $  25.524668  $    34,568,919   0.50%    to    2.75%     0.17%   to   0.18%
    2013         2,491,105    22.020532   to      22.473877       33,470,814   0.50%    to    2.70%     0.01%   to   0.01%
    2012         3,054,682    16.639067   to      16.665811       30,798,245   0.50%    to    2.70%      --     to     --
    2011         3,500,154    13.181944   to      13.496611       28,353,767   0.50%    to    2.70%      --     to     --
    2010         3,504,994    14.537981   to      15.216479       31,234,642   0.50%    to    2.70%     0.01%   to   0.02%

HARTFORD HIGH YIELD HLS FUND
    2014           570,252    18.260110   to      20.162328        8,624,985   0.50%    to    2.70%     7.29%   to   7.77%
    2013           635,510    17.890402   to      20.193484        9,349,739   0.50%    to    2.70%     8.00%   to   8.20%
    2012           762,984    16.893745   to      19.492610       10,017,305   0.50%    to    2.70%     8.36%   to   8.75%
    2011           724,559    10.168984   to      17.518678        8,356,503   0.30%    to    2.70%      --     to   8.88%
    2010           552,464    14.257828   to      17.191017        6,324,090   0.50%    to    2.70%     0.40%   to   0.57%

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
    2014         1,596,986    11.780937   to      16.483110        8,200,250   0.30%    to    2.75%      --     to   1.96%
    2013         2,001,900    12.326828   to      17.674881        9,647,494   0.30%    to    2.75%     1.94%   to   2.41%
    2012         2,673,219    14.390206   to      14.980051        9,070,977   0.50%    to    2.75%     1.44%   to   1.97%
    2011         3,182,043    12.032333   to      12.842512        7,869,538   0.50%    to    2.75%     0.05%   to   0.05%
    2010         3,633,463    14.056619   to      15.383572        9,734,896   0.50%    to    2.75%     0.77%   to   2.21%

HARTFORD SMALL/MID CAP EQUITY HLS FUND
    2014           122,007    16.913383   to      27.034635        2,087,497   0.85%    to    2.70%     1.58%   to   1.59%
    2013           154,328    16.210977   to      26.395817        2,486,980   0.85%    to    2.70%     1.37%   to   1.56%
    2012           179,534    11.889440   to      19.720394        2,146,368   0.85%    to    2.70%     0.60%   to   0.60%
    2011           223,316    10.348355   to      17.484643        2,348,290   0.85%    to    2.70%      --     to     --
    2010           233,483    10.556605   to      18.170055        2,495,390   0.85%    to    2.70%     0.66%   to   0.71%

HARTFORD MIDCAP HLS FUND
    2014           157,710     7.035554   to       7.195953        1,131,916   1.40%    to    1.55%      --     to     --
    2013           172,064     6.431994   to       6.568778        1,127,729   1.40%    to    1.55%     0.02%   to   0.02%
    2012           244,857     4.684135   to       4.776588        1,167,561   1.40%    to    1.55%     0.53%   to   0.58%
    2011           308,459     3.992995   to       4.065703        1,252,249   1.40%    to    1.55%     0.16%   to   0.19%
    2010           419,991     4.415804   to       4.489465        1,883,647   1.40%    to    1.55%     0.06%   to   0.06%

HARTFORD MIDCAP VALUE HLS FUND
    2014            85,552     2.742662   to      27.925632          632,544   1.40%    to    2.50%     0.42%   to   0.46%
    2013           125,236     2.577505   to      26.534299          607,498   1.40%    to    2.50%     0.54%   to   1.00%
    2012           106,437     1.945297   to      13.218340          331,642   1.40%    to    2.45%     0.85%   to   0.89%
    2011           133,060     1.455678   to       1.582737          258,234   1.40%    to    2.25%     0.01%   to   0.01%
    2010           183,279     1.632276   to       1.759701          391,891   1.40%    to    2.25%     0.35%   to   0.36%

HARTFORD ULTRASHORT BOND HLS FUND
    2014        76,823,463     8.420257   to       9.742603       86,508,863   0.50%    to    2.80%      --     to     --
    2013       106,805,182     8.668057   to       9.781671      121,724,972   0.50%    to    2.80%      --     to     --
    2012       169,707,075     8.923141   to       9.942655      195,450,120   0.30%    to    2.80%      --     to     --
    2011       219,554,923     9.176539   to       9.972606      251,768,173   0.30%    to    2.80%      --     to     --
    2010       232,493,202     9.447022   to       9.929523      267,244,595   0.50%    to    2.75%      --     to     --

HARTFORD SMALL COMPANY HLS FUND
    2014           896,294    24.207225   to      25.632868        4,037,360   0.50%    to    2.75%      --     to     --
    2013         1,147,217    23.286857   to      24.059989        4,973,222   0.50%    to    2.75%      --     to     --
    2012         1,538,802    16.625441   to      16.747977        4,180,772   0.50%    to    2.75%      --     to     --
    2011         1,950,407    14.555495   to      14.814915        4,322,079   0.50%    to    2.75%      --     to     --
    2010         2,539,625    15.137320   to      15.801191        5,273,480   0.50%    to    2.75%      --     to     --


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND+
    2014       11.05%     to    13.57%
    2013       32.13%     to    35.07%
    2012       23.48%     to    26.23%
    2011      (11.30)%    to    (9.33)%
    2010       14.44%     to    16.98%

HARTFORD HIGH YIELD HLS FUND
    2014       (0.15)%    to     2.07%
    2013        3.60%     to     5.90%
    2012       11.27%     to    13.74%
    2011        1.69%     to     1.91%
    2010       13.06%     to    15.57%

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
    2014       (6.74)%    to    (4.43)%
    2013       17.99%     to    20.91%
    2012       16.64%     to    19.60%
    2011      (16.52)%    to   (14.40)%
    2010       11.11%     to    13.92%

HARTFORD SMALL/MID CAP EQUITY HLS FUND
    2014        2.42%     to     4.33%
    2013       33.85%     to    36.35%
    2012       12.79%     to    14.89%
    2011       (3.77)%    to    (1.97)%
    2010       22.48%     to    24.77%

HARTFORD MIDCAP HLS FUND
    2014        9.38%     to     9.55%
    2013       37.31%     to    37.52%
    2012       17.31%     to    17.48%
    2011       (9.57)%    to    (9.44)%
    2010       21.26%     to    21.44%

HARTFORD MIDCAP VALUE HLS FUND
    2014        5.24%     to     6.41%
    2013       31.05%     to    32.50%
    2012       21.62%     to    22.91%
    2011      (10.82)%    to   (10.06)%
    2010       21.59%     to    22.63%

HARTFORD ULTRASHORT BOND HLS FUND
    2014       (2.86)%    to    (0.40)%
    2013       (2.86)%    to    (0.50)%
    2012       (2.76)%    to    (0.30)%
    2011       (2.76)%    to    (0.27)%
    2010       (2.71)%    to    (0.50)%

HARTFORD SMALL COMPANY HLS FUND
    2014        3.95%     to     6.54%
    2013       40.07%     to    43.66%
    2012       12.22%     to    15.06%
    2011       (6.24)%    to    (3.84)%
    2010       20.48%     to    23.51%


--------------------------------------------------------------------------------
                                   SA-171

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                           INVESTMENT
                                          UNIT                                         EXPENSE               INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  ----------------------
HARTFORD SMALLCAP GROWTH HLS FUND
    2014            94,084  $ 19.949186   to   $  21.654810  $     1,293,400   1.25%    to    2.45%     0.02%   to   0.07%
    2013           118,401    19.316921   to      21.207706        1,951,842   0.85%    to    2.45%     0.39%   to   0.60%
    2012           107,494    13.664294   to      14.763938        1,223,154   0.85%    to    2.45%      --     to     --
    2011           198,521    11.928041   to      12.683496        2,122,457   0.85%    to    2.45%      --     to     --
    2010           110,943    12.052733   to      12.612474        1,013,954   0.85%    to    2.45%      --     to     --

HARTFORD STOCK HLS FUND
    2014         4,897,250    16.159456   to      23.339295        8,577,560   0.85%    to    2.75%     1.71%   to   1.92%
    2013         5,851,086    14.641880   to      21.605585        9,363,607   0.85%    to    2.75%     1.74%   to   2.02%
    2012         7,384,869    11.166146   to      16.833884        8,747,782   0.85%    to    2.75%     1.85%   to   2.17%
    2011        10,191,662     0.827278   to       9.845249       10,241,194   0.85%    to    2.50%     1.12%   to   1.41%
    2010        12,439,981     9.925827   to      15.800328       12,723,348   1.25%    to    2.75%     0.94%   to   1.30%

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
    2014           677,875     9.703192   to      11.403055        5,307,328   0.50%    to    2.45%     2.27%   to   2.78%
    2013           754,440     9.671617   to      11.146482        5,890,729   0.50%    to    2.45%     2.27%   to   2.28%
    2012           970,213    10.081092   to      11.394012        8,295,666   0.50%    to    2.45%     2.80%   to   2.84%
    2011         1,416,801     9.962879   to      11.042990        8,798,938   0.50%    to    2.45%     1.86%   to   2.50%
    2010         1,527,500    10.190023   to      10.582456        9,334,829   0.50%    to    2.70%     3.14%   to   4.38%

HARTFORD VALUE HLS FUND
    2014           167,091    21.064438   to      22.771698        1,928,639   0.50%    to    2.70%      --     to   1.48%
    2013           177,746    13.418558   to      20.550139        1,855,273   0.50%    to    2.45%     1.69%   to   1.76%
    2012           192,619    15.130819   to      15.653317        1,577,097   0.50%    to    2.70%     1.89%   to   2.32%
    2011           190,994    13.287624   to      13.447480        1,339,984   0.50%    to    2.70%     1.68%   to   1.75%
    2010           194,340    13.784560   to      13.923997        1,422,123   0.50%    to    2.70%     1.01%   to   1.24%

HUNTINGTON VA DIVIDEND CAPTURE FUND+
    2014         1,488,705    21.447710   to      21.581635        8,928,843   0.50%    to    2.75%     3.70%   to   5.21%
    2013         2,068,011    19.689337   to      20.012231        9,743,486   0.50%    to    2.75%     3.00%   to   3.60%
    2012         1,976,529    16.495144   to      17.146773        6,725,084   0.50%    to    2.75%     3.88%   to   3.98%
    2011         2,073,575    14.157771   to      14.872468        6,643,933   0.50%    to    2.50%     1.66%   to   5.11%
    2010         2,104,367    13.557437   to      13.959851        6,813,766   0.50%    to    2.50%     1.87%   to   4.25%

HUNTINGTON VA INTERNATIONAL EQUITY FUND
    2014           581,387     8.973119   to      14.881782        3,059,019   0.50%    to    2.45%     1.95%   to   2.06%
    2013           975,881     1.581719   to      16.028128        5,288,743   0.50%    to    2.50%     1.42%   to   1.48%
    2012         1,179,556     1.319495   to      13.106421        5,219,797   0.50%    to    2.50%     0.82%   to   1.29%
    2011         1,243,167     1.186366   to      11.550869        4,177,237   0.50%    to    2.50%     0.92%   to   1.92%
    2010         1,398,823     1.375283   to      13.124958        5,294,304   0.50%    to    2.50%     1.27%   to   1.36%

HUNTINGTON VA SITUS FUND+
    2014         2,898,810     1.900179   to      24.110995        7,599,317   0.50%    to    2.50%     0.30%   to   0.35%
    2013         2,405,150     1.989341   to      24.742397        6,269,556   0.50%    to    2.50%     0.21%   to   0.33%
    2012         2,906,501     1.546104   to      18.849467        5,782,957   0.50%    to    2.50%      --     to     --
    2011         3,407,378     1.292715   to      15.448454        5,425,312   0.50%    to    2.50%     0.01%   to   0.03%
    2010         3,981,977     1.337624   to      15.668618        6,324,808   0.50%    to    2.50%     0.22%   to   0.43%

LORD ABBETT FUNDAMENTAL EQUITY FUND
    2014            93,914    16.328531   to      19.395320        1,740,888   0.50%    to    1.50%     0.46%   to   0.46%
    2013           102,882    15.470435   to      18.193259        1,788,586   0.50%    to    1.50%     0.03%   to   0.23%
    2012           136,090    11.567545   to      13.468330        1,731,468   0.50%    to    1.50%     0.59%   to   1.25%
    2011            71,401    10.625321   to      12.240548          847,843   0.50%    to    1.45%     0.28%   to   0.40%
    2010             3,642    12.880117   to      12.880117           46,909   0.50%    to    0.50%     0.42%   to   0.42%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
    2014        3.27%     to     4.52%
    2013       41.37%     to    43.65%
    2012       14.56%     to    16.40%
    2011       (1.03)%    to     0.56%
    2010       33.26%     to    35.40%

HARTFORD STOCK HLS FUND
    2014        8.02%     to    10.36%
    2013       28.35%     to    31.13%
    2012       11.00%     to    13.42%
    2011       (3.78)%    to    (1.93)%
    2010       11.41%     to    13.38%

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
    2014        0.33%     to     2.30%
    2013       (4.06)%    to    (2.17)%
    2012        1.19%     to     3.18%
    2011        2.34%     to     4.35%
    2010        1.03%     to     3.28%

HARTFORD VALUE HLS FUND
    2014        8.40%     to    10.81%
    2013       28.75%     to    31.28%
    2012       13.87%     to    16.40%
    2011       (4.57)%    to    (2.45)%
    2010       11.62%     to    14.10%

HUNTINGTON VA DIVIDEND CAPTURE FUND+
    2014        7.17%     to     9.61%
    2013       16.71%     to    19.36%
    2012        8.44%     to    10.91%
    2011        4.43%     to     6.54%
    2010       12.28%     to    14.55%

HUNTINGTON VA INTERNATIONAL EQUITY FUND
    2014       (8.95)%    to    (7.15)%
    2013       19.87%     to    22.29%
    2012       11.22%     to    13.47%
    2011      (13.74)%    to   (11.99)%
    2010        6.49%     to     8.64%

HUNTINGTON VA SITUS FUND+
    2014       (4.48)%    to    (2.55)%
    2013       28.67%     to    31.26%
    2012       19.60%     to    22.02%
    2011       (3.36)%    to    (1.41)%
    2010       26.41%     to    28.96%

LORD ABBETT FUNDAMENTAL EQUITY FUND
    2014        5.55%     to     6.61%
    2013       33.74%     to    35.08%
    2012        8.94%     to    10.03%
    2011       (5.86)%    to    (4.97)%
    2010       18.43%     to    18.43%


--------------------------------------------------------------------------------
                                   SA-172

---------------------------------------------------------------------------

                                                                                                            INVESTMENT
                                          UNIT                                         EXPENSE                INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*               HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  -----------------------
LORD ABBETT CALIBRATED DIVIDEND GROWTH FUND
    2014           305,569  $ 17.108718   to   $  20.161583  $     5,109,504   0.85%    to    2.70%     1.52%   to    1.57%
    2013           361,384    15.469389   to      18.569944        5,644,241   0.85%    to    2.70%     1.38%   to    1.52%
    2012           223,826    12.195606   to      14.912990        2,646,396   0.85%    to    2.70%     2.99%   to    3.38%
    2011           230,602    10.937377   to      13.624033        2,462,182   0.85%    to    2.70%     2.82%   to   23.73%
    2010           198,222    11.009334   to      14.057646        2,149,836   0.85%    to    2.40%     2.92%   to    3.04%

LORD ABBETT BOND DEBENTURE FUND
    2014           805,425    15.791694   to      17.862911       12,336,779   0.50%    to    2.70%     4.38%   to    4.78%
    2013           908,072    15.209739   to      17.587280       13,507,408   0.50%    to    2.70%     3.67%   to    5.13%
    2012         1,020,556    14.131108   to      16.703358       14,184,226   0.50%    to    2.70%     5.56%   to    5.97%
    2011         1,071,520    12.620165   to      15.249040       13,436,469   0.50%    to    2.70%     5.35%   to   15.35%
    2010         1,162,022    12.150902   to      15.008519       14,179,268   0.50%    to    2.70%     6.12%   to    6.41%

LORD ABBETT GROWTH AND INCOME FUND
    2014           215,371    12.711398   to      13.796996        3,120,851   1.25%    to    2.45%     0.15%   to    0.66%
    2013           322,481    12.100599   to      12.977394        4,816,754   1.25%    to    2.45%     0.57%   to    1.56%
    2012           235,029     9.124707   to       9.669329        2,235,361   1.25%    to    2.45%     0.87%   to    1.00%
    2011           308,881     8.342514   to      11.441826        2,666,369   0.50%    to    2.45%     0.73%   to    0.77%
    2010           321,742     9.102976   to      12.243627        3,003,789   0.50%    to    2.45%     0.58%   to    0.60%

MFS(R) CORE EQUITY SERIES
    2014           455,133    17.021597   to      23.567545        5,959,205   1.10%    to    2.70%     0.75%   to    0.78%
    2013           497,778    15.471089   to      21.766231        6,010,093   1.10%    to    2.70%     1.02%   to    1.06%
    2012           603,552    11.620997   to      16.613037        5,678,459   1.10%    to    2.70%     0.75%   to    0.78%
    2011           723,625    10.109013   to      14.684518        5,906,990   1.10%    to    2.70%     0.87%   to    0.98%
    2010           855,202    10.326139   to      15.242048        7,183,207   1.10%    to    2.70%     0.73%   to    1.07%

MFS(R) GROWTH SERIES
    2014         2,279,203    23.642338   to      23.903523       30,022,513   0.50%    to    2.80%      --     to    0.11%
    2013         2,873,997    22.103748   to      22.317418       35,800,328   0.50%    to    2.80%     0.13%   to    0.23%
    2012         2,203,781    16.275030   to      16.804885       20,452,997   0.50%    to    2.75%      --     to      --
    2011         2,374,218    13.971102   to      14.714807       19,076,490   0.50%    to    2.75%     0.02%   to    0.19%
    2010         2,568,451    14.119829   to      15.174649       20,809,080   0.50%    to    2.75%      --     to      --

MFS(R) GLOBAL EQUITY SERIES
    2014           294,014    20.914881   to      26.012901        6,312,544   0.85%    to    2.70%     0.69%   to    0.84%
    2013           384,428    18.124901   to      25.256535        8,069,294   0.85%    to    2.55%      --     to    0.79%
    2012           437,499    14.612304   to      19.929000        7,288,786   0.85%    to    2.50%     1.03%   to    1.27%
    2011           464,088    13.828035   to      16.295758        6,426,296   0.85%    to    2.75%     0.74%   to    0.83%
    2010           512,921    13.017715   to      17.177739        7,529,613   0.85%    to    2.50%     0.98%   to    1.01%

MFS(R) INVESTORS GROWTH STOCK SERIES
    2014           674,381    15.523935   to      23.001924        8,339,156   1.10%    to    2.75%     0.50%   to    0.53%
    2013           819,850    14.082822   to      21.213693        9,207,380   1.10%    to    2.75%     0.48%   to    0.62%
    2012         1,159,708    10.928172   to      16.769657       10,286,064   1.10%    to    2.70%      --     to    0.46%
    2011         1,469,276     6.300724   to       9.445792       11,299,773   1.10%    to    2.55%     0.55%   to    0.55%
    2010         1,730,789     6.426421   to       9.495479       13,639,006   1.10%    to    2.55%     0.44%   to    0.44%

MFS(R) INVESTORS TRUST SERIES
    2014         4,597,367    15.706113   to      20.810395       69,771,301   1.25%    to    2.80%     0.76%   to    0.95%
    2013         6,054,205    14.365075   to      19.279366       84,388,804   1.25%    to    2.80%     0.96%   to    1.05%
    2012         8,821,250    12.947102   to      15.044887       95,170,363   0.85%    to    2.75%     0.88%   to    1.13%
    2011        11,543,812    10.955973   to      12.975161      106,104,005   0.85%    to    2.75%     0.92%   to    0.93%
    2010        13,636,705    11.295940   to      13.634631      130,100,977   0.85%    to    2.75%     1.18%   to    1.18%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
LORD ABBETT CALIBRATED DIVIDEND GROWTH FUND
    2014        8.57%     to   10.60%
    2013       24.52%     to   26.84%
    2012        9.46%     to   11.50%
    2011       (2.47)%    to   (0.65)%
    2010       12.05%     to   13.80%

LORD ABBETT BOND DEBENTURE FUND
    2014        1.57%     to    3.83%
    2013        5.29%     to    7.63%
    2012        9.54%     to   11.97%
    2011        1.60%     to    3.86%
    2010        9.32%     to   11.75%

LORD ABBETT GROWTH AND INCOME FUND
    2014        5.05%     to    6.32%
    2013       32.61%     to   34.21%
    2012        9.38%     to   10.70%
    2011       (8.35)%    to   (6.55)%
    2010       14.57%     to   16.83%

MFS(R) CORE EQUITY SERIES
    2014        8.28%     to   10.02%
    2013       31.02%     to   33.13%
    2012       13.13%     to   14.96%
    2011       (3.66)%    to   (2.10)%
    2010       14.10%     to   15.93%

MFS(R) GROWTH SERIES
    2014        5.94%     to    8.14%
    2013       33.08%     to   35.81%
    2012       14.20%     to   16.49%
    2011       (3.03)%    to   (1.05)%
    2010       12.21%     to   14.45%

MFS(R) GLOBAL EQUITY SERIES
    2014        1.11%     to    2.99%
    2013       24.60%     to   26.73%
    2012       20.30%     to   22.30%
    2011       (6.92)%    to   (5.13)%
    2010        9.59%     to   11.41%

MFS(R) INVESTORS GROWTH STOCK SERIES
    2014        8.43%     to   10.23%
    2013       26.76%     to   28.87%
    2012       13.86%     to   15.69%
    2011       (1.96)%    to   (0.52)%
    2010        9.65%     to   11.25%

MFS(R) INVESTORS TRUST SERIES
    2014        7.94%     to    9.34%
    2013       28.41%     to   30.10%
    2012       15.95%     to   18.17%
    2011       (4.84)%    to   (3.01)%
    2010        8.09%     to   10.16%


--------------------------------------------------------------------------------
                                   SA-173

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                           INVESTMENT
                                          UNIT                                         EXPENSE               INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  ----------------------
MFS(R) MID CAP GROWTH SERIES
    2014         2,268,798  $  9.274418   to   $  26.082856  $    19,245,205   0.85%    to    2.75%      --     to     --
    2013         2,697,012     8.592141   to      24.627585       21,488,201   0.85%    to    2.75%      --     to     --
    2012         3,312,657     6.292057   to      18.380541       19,466,114   0.85%    to    2.75%      --     to     --
    2011         3,997,375     5.446116   to      16.214434       20,537,953   0.85%    to    2.75%      --     to     --
    2010         5,221,123     5.843870   to      17.751327       29,071,223   0.85%    to    2.70%      --     to     --

MFS(R) NEW DISCOVERY SERIES
    2014         2,233,899    13.596976   to      29.543884       44,234,490   0.65%    to    2.80%      --     to     --
    2013         2,871,838    14.794347   to      32.844644       61,957,861   0.65%    to    2.75%      --     to     --
    2012         3,994,445    10.544547   to      23.855023       62,669,054   0.65%    to    2.75%      --     to     --
    2011         5,163,096    18.295413   to      20.226875       67,973,864   0.85%    to    2.75%      --     to     --
    2010         6,088,733    20.562993   to      23.170563       90,447,643   0.85%    to    2.75%      --     to     --

MFS(R) TOTAL RETURN SERIES
    2014        12,236,910    16.563028   to      17.468930      223,847,629   0.50%    to    2.75%     1.72%   to   1.91%
    2013        15,615,193    15.691254   to      16.220544      268,989,737   0.50%    to    2.75%     1.64%   to   2.00%
    2012        21,225,795    13.548161   to      13.729253      315,385,211   0.50%    to    2.75%     2.54%   to   3.08%
    2011        25,440,365    12.438064   to      12.516844      345,863,316   0.50%    to    2.75%     3.56%   to   3.62%
    2010        29,017,282    12.305451   to      12.641987      395,780,837   0.50%    to    2.75%      --     to     --

MFS(R) VALUE SERIES
    2014         3,800,607    20.899410   to      22.001303       82,955,423   0.50%    to    2.80%     1.30%   to   1.52%
    2013         4,737,281    19.448755   to      20.064557       96,244,644   0.50%    to    2.80%     0.98%   to   1.69%
    2012         5,634,579    14.748701   to      14.871543       86,066,142   0.50%    to    2.75%     1.44%   to   1.73%
    2011         6,402,956    12.897618   to      13.039429       86,277,227   0.50%    to    2.75%     1.42%   to   1.99%
    2010         6,837,270    13.023053   to      13.443928       95,533,071   0.50%    to    2.75%      --     to     --

MFS(R) RESEARCH BOND SERIES
    2014         7,654,111    13.024355   to      13.390681      104,151,511   0.50%    to    2.80%     2.61%   to   2.94%
    2013         9,445,216    12.654375   to      12.741841      123,654,533   0.50%    to    2.80%     1.11%   to   1.68%
    2012         6,466,424    12.972863   to      13.176544       85,900,778   0.50%    to    2.75%     2.36%   to   2.63%
    2011         6,808,775    12.178636   to      12.616431       85,737,316   0.50%    to    2.75%     2.92%   to   4.19%
    2010         6,592,406    11.495054   to      12.148560       79,300,456   0.50%    to    2.75%      --     to     --

MFS(R) RESEARCH INTERNATIONAL SERIES
    2014         1,035,024    15.186823   to      15.213422       14,453,620   0.85%    to    2.80%     1.57%   to   1.59%
    2013         1,158,751    16.447145   to      16.800604       17,694,078   0.85%    to    2.80%     1.93%   to   1.94%
    2012         1,562,453    13.944898   to      14.554676       20,403,493   0.85%    to    2.75%     1.63%   to   2.94%
    2011         1,783,295    12.051524   to      12.819692       20,296,461   0.85%    to    2.75%     1.99%   to   2.12%
    2010         1,874,782    13.637966   to      14.786061       24,340,466   0.85%    to    2.75%     1.55%   to   1.55%

MFS(R) RESEARCH SERIES
    2014           301,257    20.327821   to      22.329543        5,573,469   0.85%    to    2.75%      --     to   0.82%
    2013           324,638    16.078705   to      18.603416        5,542,668   0.85%    to    2.50%     0.32%   to   0.33%
    2012           379,049    12.462085   to      14.183107        4,981,965   0.85%    to    2.50%     0.40%   to   0.77%
    2011           419,371    10.895528   to      12.197402        4,790,149   0.85%    to    2.50%     0.88%   to   1.02%
    2010           466,426    11.222139   to      12.357294        5,453,876   0.85%    to    2.50%     0.91%   to   1.00%

MFS(R) HIGH YIELD PORTFOLIO
    2014         4,054,245    10.418731   to      10.730506       42,882,934   0.85%    to    2.80%     4.75%   to   5.44%
    2013         5,186,327    10.422041   to      10.526650       54,331,348   0.85%    to    2.80%     2.42%   to   2.42%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
MFS(R) MID CAP GROWTH SERIES
    2014        5.91%     to     7.94%
    2013       33.99%     to    36.56%
    2012       13.36%     to    15.53%
    2011       (8.56)%    to    (6.81)%
    2010       26.20%     to    28.56%

MFS(R) NEW DISCOVERY SERIES
    2014       (9.82)%    to    (8.09)%
    2013       37.68%     to    40.30%
    2012       17.94%     to    20.11%
    2011      (12.70)%    to   (11.03)%
    2010       32.64%     to    35.19%

MFS(R) TOTAL RETURN SERIES
    2014        5.56%     to     7.70%
    2013       15.82%     to    18.15%
    2012        8.24%     to    10.38%
    2011       (0.99)%    to     1.08%
    2010        6.95%     to     9.09%

MFS(R) VALUE SERIES
    2014        7.46%     to     9.65%
    2013       32.14%     to    34.92%
    2012       13.11%     to    15.30%
    2011       (3.01)%    to    (0.96)%
    2010        8.51%     to    10.66%

MFS(R) RESEARCH BOND SERIES
    2014        2.92%     to     5.09%
    2013       (3.77)%    to    (1.78)%
    2012        4.44%     to     6.52%
    2011        3.85%     to     5.95%
    2010        4.55%     to     6.67%

MFS(R) RESEARCH INTERNATIONAL SERIES
    2014       (9.45)%    to    (7.66)%
    2013       15.67%     to    17.94%
    2012       13.53%     to    15.71%
    2011      (13.30)%    to   (11.63)%
    2010        7.81%     to     9.87%

MFS(R) RESEARCH SERIES
    2014        7.21%     to     9.27%
    2013       29.02%     to    31.17%
    2012       14.38%     to    16.28%
    2011       (2.91)%    to    (1.29)%
    2010       13.04%     to    14.92%

MFS(R) HIGH YIELD PORTFOLIO
    2014       (0.03)%    to     1.94%
    2013        4.22%     to     5.27%


--------------------------------------------------------------------------------
                                   SA-174

---------------------------------------------------------------------------

                                                                                                           INVESTMENT
                                          UNIT                                         EXPENSE               INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  ----------------------
BLACKROCK GLOBAL ALLOCATION V.I. FUND
    2014            24,332  $ 11.572322   to   $  12.010881  $       289,987   0.50%    to    1.45%     1.89%   to   2.25%
    2013            19,169    11.842252   to      11.910946          227,327   0.50%    to    0.75%     1.07%   to   1.86%
    2012             9,304    10.402073   to      10.488588           96,822   0.50%    to    0.75%     1.64%   to   1.88%
    2011             1,934     9.493620   to       9.506683           18,375   0.50%    to    0.65%     3.80%   to   4.01%

BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND
    2014             2,089    17.078460   to      17.081562           35,672   2.00%    to    2.45%     1.16%   to   1.27%
    2013             1,865    18.181762   to      18.260509           34,025   2.00%    to    2.45%     0.34%   to   0.36%
    2012             1,462    14.419749   to      14.419749           21,086   2.45%    to    2.45%     1.05%   to   1.05%
    2011             1,485    12.660099   to      12.660099           18,803   2.05%    to    2.05%     1.14%   to   1.14%
    2010             1,975    14.750428   to      15.280107           29,387   1.65%    to    2.05%     3.11%   to   3.12%

BLACKROCK LARGE CAP GROWTH V.I. FUND
    2014            26,734    14.475438   to      23.833152          461,428   1.75%    to    2.45%     0.54%   to   0.56%
    2013            28,927    12.903287   to      15.196385          439,153   1.75%    to    2.15%     0.49%   to   0.70%
    2012            35,872     9.805179   to      11.593941          414,538   1.75%    to    2.15%     0.87%   to   1.42%
    2011            41,592     8.659900   to      10.280734          418,322   1.75%    to    2.15%     0.87%   to   0.87%
    2010            45,021    10.252747   to      10.708596          450,737   1.65%    to    2.15%     1.11%   to   1.13%

BLACKROCK EQUITY DIVIDEND V.I. FUND
    2014            48,032    14.822529   to      15.384149          732,802   0.50%    to    1.45%     1.45%   to   1.49%
    2013            71,399    13.788918   to      14.176061        1,005,774   0.50%    to    1.45%     1.69%   to   1.71%
    2012            89,954    11.271579   to      11.522602        1,029,040   0.30%    to    1.45%     2.06%   to   2.40%
    2011            11,186    10.219931   to      10.328117          115,017   0.30%    to    1.45%     0.49%   to   1.67%

UIF CORE PLUS FIXED INCOME PORTFOLIO
    2014             4,187    10.653472   to      10.653472           44,603   1.70%    to    1.70%     2.57%   to   2.57%
    2013             3,079    10.073973   to      10.073973           31,013   1.70%    to    1.70%      --     to     --

UIF GROWTH PORTFOLIO
    2014            18,621    13.434144   to      13.721383          253,346   1.35%    to    2.75%      --     to     --
    2013            21,059    13.016247   to      13.109696          275,252   1.35%    to    2.75%      --     to     --

UIF MID CAP GROWTH PORTFOLIO
    2014           127,397    16.365859   to      25.656623        2,008,157   0.85%    to    2.70%      --     to     --
    2013           148,044    16.207149   to      25.882254        2,321,328   0.85%    to    2.70%     0.22%   to   0.25%
    2012           181,860    11.888928   to      19.340060        2,105,964   0.85%    to    2.70%      --     to     --
    2011           245,325    11.052068   to      18.314240        2,662,967   0.85%    to    2.70%     0.23%   to   0.23%
    2010           228,605    12.007960   to      20.269856        2,711,084   0.85%    to    2.70%      --     to     --

INVESCO V.I. AMERICAN VALUE FUND
    2014            51,282    15.894550   to      17.729300          888,880   0.85%    to    2.45%     0.19%   to   0.27%
    2013            66,877    14.878459   to      16.332597        1,067,146   0.85%    to    2.45%     0.53%   to   0.55%
    2012            69,297    12.298679   to      19.252196          836,670   0.85%    to    2.40%     0.65%   to   0.65%
    2011            71,387     9.964752   to      10.594517          743,637   0.85%    to    2.45%     0.28%   to   0.61%
    2010            89,684    10.128192   to      10.597346          939,652   0.85%    to    2.45%     0.87%   to   0.88%

MORGAN STANLEY -- MID CAP GROWTH PORTFOLIO
    2014             9,586    14.401329   to      15.929315          151,149   1.35%    to    2.20%      --     to     --
    2013            18,343    14.607207   to      16.020231          283,325   1.35%    to    2.20%     0.06%   to   0.06%
    2012            15,178    10.870781   to      11.821534          171,993   1.35%    to    2.20%      --     to     --
    2011            13,573    10.267063   to      11.070503          144,190   1.35%    to    2.20%     0.14%   to   0.16%
    2010             1,983    11.168445   to      12.088848           23,302   1.35%    to    2.50%      --     to     --


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
BLACKROCK GLOBAL ALLOCATION V.I. FUND
    2014        0.46%     to     1.42%
    2013       13.56%     to    13.85%
    2012        9.15%     to     9.42%
    2011       (5.06)%    to    (4.93)%

BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND
    2014       (6.47)%    to    (6.05)%
    2013       26.64%     to    27.21%
    2012       11.84%     to    11.84%
    2011      (14.17)%    to   (14.17)%
    2010        8.97%     to     9.41%

BLACKROCK LARGE CAP GROWTH V.I. FUND
    2014       11.40%     to    12.18%
    2013       31.07%     to    31.60%
    2012       12.77%     to    13.23%
    2011        0.27%     to     0.68%
    2010       13.03%     to    13.60%

BLACKROCK EQUITY DIVIDEND V.I. FUND
    2014        7.50%     to     8.52%
    2013       22.33%     to    23.50%
    2012       10.29%     to    11.57%
    2011        2.20%     to     3.28%

UIF CORE PLUS FIXED INCOME PORTFOLIO
    2014        5.75%     to     5.75%
    2013        0.74%     to     0.74%

UIF GROWTH PORTFOLIO
    2014        3.21%     to     4.67%
    2013       30.16%     to    31.10%

UIF MID CAP GROWTH PORTFOLIO
    2014       (0.87)%    to     0.98%
    2013       33.83%     to    36.32%
    2012        5.60%     to     7.57%
    2011       (9.65)%    to    (7.96)%
    2010       28.75%     to    31.15%

INVESCO V.I. AMERICAN VALUE FUND
    2014        6.83%     to     8.55%
    2013       30.69%     to    32.80%
    2012       14.30%     to    16.09%
    2011       (1.61)%    to    (0.03)%
    2010       19.23%     to    21.15%

MORGAN STANLEY -- MID CAP GROWTH PORTFOLIO
    2014       (1.41)%    to    (0.57)%
    2013       34.37%     to    35.52%
    2012        5.88%     to     6.78%
    2011       (9.20)%    to    (8.42)%
    2010       29.20%     to    30.69%


--------------------------------------------------------------------------------
                                   SA-175

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                           INVESTMENT
                                          UNIT                                         EXPENSE               INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  ----------------------
BLACKROCK CAPITAL APPRECIATION V.I. FUND
    2014            41,319  $ 13.965119   to   $  14.494328  $       597,189   0.50%    to    1.45%      --     to     --
    2013            68,704    13.052518   to      13.419051          919,749   0.50%    to    1.45%      --     to     --
    2012            95,996     9.927679   to      10.148832          972,985   0.30%    to    1.45%     0.62%   to   0.76%
    2011            12,142     8.869117   to       8.963072          108,335   0.30%    to    1.45%     0.26%   to   0.82%

COLUMBIA VARIABLE PORTFOLIO -- MARSICO INTERNATIONAL OPPORTUNITIES FUND
    2014         3,565,725     1.709680   to      16.288879        7,175,713   1.70%    to    2.80%     0.02%   to   0.03%
    2013         4,258,552     1.832327   to      17.650526        8,926,475   1.70%    to    2.80%     0.42%   to   0.44%
    2012         5,438,166     1.548002   to      15.076473        9,036,590   1.70%    to    2.80%     0.94%   to   0.98%
    2011         6,617,853     1.338641   to      13.181602        9,146,485   1.70%    to    2.80%     0.81%   to   0.84%
    2010         8,705,757     1.624525   to      16.190644       14,070,397   1.70%    to    2.75%     0.68%   to   0.70%

COLUMBIA VARIABLE PORTFOLIO -- MARSICO FOCUSED EQUITIES FUND
    2014         3,193,683     1.888859   to      22.303836        7,309,119   1.70%    to    2.80%     0.42%   to   0.50%
    2013         4,398,189     1.708462   to      20.396784        8,678,906   1.70%    to    2.80%     0.41%   to   0.43%
    2012         5,949,085     1.258311   to      15.188400        7,799,396   1.70%    to    2.80%     0.36%   to   0.36%
    2011         7,287,366     1.142364   to      13.941301        8,462,648   1.70%    to    2.80%     0.44%   to   0.45%
    2010         9,575,924     1.193073   to      14.736564       11,249,183   1.70%    to    2.75%     0.44%   to   0.44%

COLUMBIA VARIABLE PORTFOLIO -- ASSET ALLOCATION FUND
    2014         1,975,569     1.390229   to       1.539994        3,266,714   1.70%    to    2.50%     2.27%   to   2.50%
    2013         2,523,886     1.295289   to       1.423392        3,713,728   1.70%    to    2.50%     2.39%   to   2.43%
    2012         3,289,299     1.123871   to       1.225172        3,985,657   1.70%    to    2.50%     2.14%   to   2.22%
    2011         4,008,963     1.019491   to       1.102523        4,299,557   1.70%    to    2.50%     2.23%   to   2.61%
    2010         3,829,738     1.054243   to       1.131020        4,207,927   1.70%    to    2.50%     2.46%   to   2.66%

COLUMBIA VARIABLE PORTFOLIO -- MARSICO GROWTH FUND
    2014         3,017,956     1.794775   to      21.422073        6,171,835   1.70%    to    2.75%     0.21%   to   0.22%
    2013         3,769,794     1.668349   to      20.123240        7,084,761   1.70%    to    2.75%     0.23%   to   0.24%
    2012         4,898,196     1.251027   to      15.248518        6,709,942   1.70%    to    2.75%     0.68%   to   1.02%
    2011         6,334,997     1.133734   to      13.964689        7,494,012   1.70%    to    2.75%     0.29%   to   0.55%
    2010         8,292,114     1.184433   to      14.743215        9,759,600   1.70%    to    2.75%     0.12%   to   0.12%

COLUMBIA VARIABLE PORTFOLIO -- MARSICO 21ST CENTURY FUND
    2014           724,987     2.315155   to      19.967927        1,897,353   1.70%    to    2.75%      --     to     --
    2013           938,655     2.159184   to      18.819243        2,218,996   1.70%    to    2.75%     0.44%   to   0.46%
    2012         1,144,242     1.541885   to      13.580451        1,872,420   1.70%    to    2.75%      --     to     --
    2011         1,543,365     1.408027   to      12.532397        2,187,763   1.70%    to    2.75%      --     to     --
    2010         2,082,800     1.510522   to       1.626198        3,298,915   1.70%    to    2.55%      --     to     --

COLUMBIA VARIABLE PORTFOLIO -- DIVIDEND OPPORTUNITY FUND
    2014           729,017    12.535952   to      13.052025        9,365,686   1.70%    to    2.80%      --     to     --
    2013           844,488    11.711566   to      12.060362       10,069,242   1.70%    to    2.80%      --     to     --
    2012         1,030,694     9.497019   to       9.672993        9,901,448   1.70%    to    2.80%      --     to     --
    2011         1,191,510     8.559404   to       8.622664       10,246,502   1.70%    to    2.80%      --     to     --

COLUMBIA VARIABLE PORTFOLIO -- INCOME OPPORTUNITIES FUND
    2014           741,140    10.214820   to      10.407596        7,660,597   1.70%    to    2.75%      --     to     --
    2013           895,545    10.093976   to      10.177068        9,087,876   1.70%    to    2.75%     5.48%   to   6.18%

COLUMBIA VARIABLE PORTFOLIO -- MID CAP GROWTH OPPORTUNITY FUND
    2014           708,214    12.505029   to      12.741041        8,951,793   1.70%    to    2.75%      --     to     --
    2013           828,931    11.966406   to      12.064865        9,966,805   1.70%    to    2.75%      --     to     --


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
BLACKROCK CAPITAL APPRECIATION V.I. FUND
    2014        6.99%     to     8.01%
    2013       31.48%     to    32.73%
    2012       11.94%     to    13.23%
    2011      (11.31)%    to   (10.37)%

COLUMBIA VARIABLE PORTFOLIO -- MARSICO INTERNATIONAL OPPORTUNITIES FUND
    2014       (7.71)%    to    (6.69)%
    2013       17.07%     to    18.37%
    2012       14.38%     to    15.64%
    2011      (18.50)%    to   (17.60)%
    2010       10.65%     to    11.81%

COLUMBIA VARIABLE PORTFOLIO -- MARSICO FOCUSED EQUITIES FUND
    2014        9.35%     to    10.56%
    2013       34.29%     to    35.77%
    2012        8.95%     to    10.15%
    2011       (5.30)%    to    (4.25)%
    2010       15.50%     to    16.72%

COLUMBIA VARIABLE PORTFOLIO -- ASSET ALLOCATION FUND
    2014        7.33%     to     8.19%
    2013       15.25%     to    16.18%
    2012       10.24%     to    11.12%
    2011       (3.30)%    to    (2.52)%
    2010       10.63%     to    11.52%

COLUMBIA VARIABLE PORTFOLIO -- MARSICO GROWTH FUND
    2014        6.45%     to     7.58%
    2013       31.97%     to    33.36%
    2012        9.19%     to    10.35%
    2011       (5.28)%    to    (4.28)%
    2010       18.25%     to    19.50%

COLUMBIA VARIABLE PORTFOLIO -- MARSICO 21ST CENTURY FUND
    2014        6.10%     to     7.22%
    2013       38.58%     to    40.04%
    2012        8.36%     to     9.51%
    2011      (14.32)%    to   (13.42)%
    2010       14.46%     to    15.44%

COLUMBIA VARIABLE PORTFOLIO -- DIVIDEND OPPORTUNITY FUND
    2014        7.04%     to     8.22%
    2013       23.32%     to    24.68%
    2012       10.95%     to    12.18%
    2011      (14.41)%    to   (13.77)%

COLUMBIA VARIABLE PORTFOLIO -- INCOME OPPORTUNITIES FUND
    2014        1.20%     to     2.27%
    2013        0.94%     to     1.77%

COLUMBIA VARIABLE PORTFOLIO -- MID CAP GROWTH OPPORTUNITY FUND
    2014        4.50%     to     5.60%
    2013       19.66%     to    20.65%


--------------------------------------------------------------------------------
                                   SA-176

---------------------------------------------------------------------------

                                                                                                            INVESTMENT
                                          UNIT                                         EXPENSE                INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*               HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  -----------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA
    2014            72,050  $ 14.760057   to   $  22.965685  $     1,049,576   1.25%    to    2.70%      --     to    0.18%
    2013            54,304    12.104780   to      12.981843          697,834   1.25%    to    2.45%     0.74%   to    0.75%
    2012            47,922     9.584110   to      10.156114          482,974   1.25%    to    2.45%     0.40%   to    0.40%
    2011            48,184     8.630210   to       9.036227          432,758   1.25%    to    2.45%     0.11%   to    0.11%
    2010            58,598     8.967505   to       9.277378          540,945   1.25%    to    2.45%      --     to      --

OPPENHEIMER GLOBAL FUND/VA
    2014           480,986    14.429674   to      20.931410        6,711,569   0.85%    to    2.70%     0.83%   to    0.86%
    2013           530,619    14.259651   to      21.071035        7,345,651   0.85%    to    2.70%     1.15%   to    1.17%
    2012           619,524    11.324646   to      17.046140        6,806,454   0.85%    to    2.70%     1.89%   to    1.92%
    2011           724,077     9.442914   to      14.478898        6,664,682   0.85%    to    2.70%     0.86%   to    1.05%
    2010           783,025    10.411249   to      16.261862        7,996,757   0.85%    to    2.70%     1.08%   to    1.20%

OPPENHEIMER MAIN STREET FUND(R)/VA
    2014            48,941    15.672806   to      22.120031          771,616   1.25%    to    2.70%      --     to    0.65%
    2013            89,501    14.374844   to      20.901096        1,276,256   1.25%    to    2.40%     0.85%   to    0.87%
    2012           100,874    11.073999   to      16.287648        1,110,299   1.25%    to    2.40%     0.66%   to    0.66%
    2011           106,383     9.616108   to      14.306888        1,021,065   1.25%    to    2.40%     0.57%   to    0.58%
    2010           118,111     9.767795   to      14.700706        1,153,987   1.25%    to    2.40%     0.72%   to    0.86%

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
    2014           323,355    19.598483   to      27.891160        6,129,610   0.85%    to    2.70%     0.62%   to    0.66%
    2013           380,278    17.702586   to      25.663354        6,526,667   0.85%    to    2.70%     0.64%   to    0.71%
    2012           480,151    12.696051   to      18.748471        5,931,035   0.85%    to    2.70%     0.33%   to    0.33%
    2011           562,694    10.881609   to      16.368904        5,999,393   0.85%    to    2.70%     0.38%   to    0.40%
    2010           610,439    11.242391   to      17.227479        6,773,021   0.85%    to    2.70%     0.26%   to    0.42%

OPPENHEIMER EQUITY INCOME FUND/VA
    2014            24,066    13.935715   to      20.291605          335,468   1.25%    to    2.70%      --     to    1.46%
    2013            19,970    11.882762   to      12.743814          251,413   1.25%    to    2.45%     1.15%   to    1.17%
    2012            18,599     9.461400   to      10.026112          184,136   1.25%    to    2.45%     1.13%   to    1.22%
    2011            21,369     8.573920   to       8.977327          190,149   1.25%    to    2.45%     0.88%   to    0.91%
    2010            19,823     9.199060   to       9.516918          187,255   1.25%    to    2.45%     0.84%   to    0.89%

PUTNAM VT DIVERSIFIED INCOME FUND
    2014         1,264,497    13.876408   to      18.147034       16,981,470   0.85%    to    2.70%     7.86%   to    8.24%
    2013         1,465,125    13.946422   to      18.579157       20,076,797   0.85%    to    2.70%     3.08%   to    3.24%
    2012         1,730,044    13.046179   to      17.704317       23,058,536   0.85%    to    2.70%     5.51%   to    5.85%
    2011         1,704,081    11.797815   to      16.309098       20,344,537   0.85%    to    2.70%     9.09%   to    9.70%
    2010         1,770,887    12.287807   to      17.303702       21,958,810   0.85%    to    2.70%    15.21%   to   15.63%

PUTNAM VT GLOBAL ASSET ALLOCATION FUND
    2014            32,187    14.823677   to      20.857346          474,935   1.25%    to    2.40%     2.56%   to    5.34%
    2013            62,065    13.717537   to      19.524199          996,265   1.25%    to    2.40%     2.21%   to    2.49%
    2012           163,959    10.968758   to      11.624156        2,453,434   1.25%    to    2.45%     0.73%   to    0.73%
    2011            64,051     9.843114   to      10.306896          702,368   1.25%    to    2.45%     3.67%   to    4.35%
    2010            55,503    10.129787   to      10.480475          627,010   1.25%    to    2.45%     5.42%   to    5.50%

PUTNAM VT INTERNATIONAL VALUE FUND
    2014            23,587     8.571474   to      14.686660          198,254   1.25%    to    2.30%     1.33%   to    1.51%
    2013            25,866     9.589137   to      16.603933          244,253   1.25%    to    2.30%     2.39%   to    2.52%
    2012            26,718     7.944968   to      13.902110          209,457   1.25%    to    2.30%     2.97%   to    3.01%
    2011            34,887     6.610214   to      11.688567          227,998   1.25%    to    2.30%     1.16%   to    2.55%
    2010            10,499     7.567555   to       7.763364           80,957   1.25%    to    2.15%     2.15%   to    7.70%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA
    2014       12.06%     to    13.70%
    2013       26.30%     to    27.82%
    2012       11.05%     to    12.39%
    2011       (3.76)%    to    (2.60)%
    2010        6.50%     to     7.79%

OPPENHEIMER GLOBAL FUND/VA
    2014       (0.66)%    to     1.19%
    2013       23.61%     to    25.92%
    2012       17.73%     to    19.93%
    2011      (10.96)%    to    (9.30)%
    2010       12.62%     to    14.72%

OPPENHEIMER MAIN STREET FUND(R)/VA
    2014        7.46%     to     9.03%
    2013       28.32%     to    29.81%
    2012       13.84%     to    15.16%
    2011       (2.68)%    to    (1.55)%
    2010       13.08%     to    14.39%

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
    2014        8.68%     to    10.71%
    2013       36.88%     to    39.43%
    2012       14.54%     to    16.67%
    2011       (4.98)%    to    (3.21)%
    2010       19.78%     to    22.01%

OPPENHEIMER EQUITY INCOME FUND/VA
    2014        7.78%     to     9.35%
    2013       25.59%     to    27.11%
    2012       10.35%     to    11.68%
    2011       (6.80)%    to    (5.67)%
    2010       12.03%     to    13.38%

PUTNAM VT DIVERSIFIED INCOME FUND
    2014       (2.33)%    to    (0.50)%
    2013        4.94%     to     6.90%
    2012        8.55%     to    10.58%
    2011       (5.75)%    to    (3.99)%
    2010        9.67%     to    11.72%

PUTNAM VT GLOBAL ASSET ALLOCATION FUND
    2014        6.83%     to     8.06%
    2013       16.66%     to    18.01%
    2012       11.44%     to    12.78%
    2011       (2.83)%    to    (1.66)%
    2010       11.92%     to    13.27%

PUTNAM VT INTERNATIONAL VALUE FUND
    2014      (11.55)%    to   (10.61)%
    2013       19.43%     to    20.69%
    2012       18.94%     to    20.19%
    2011      (15.75)%    to   (14.85)%
    2010        4.85%     to     5.79%


--------------------------------------------------------------------------------
                                   SA-177

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                           INVESTMENT
                                          UNIT                                         EXPENSE               INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  ----------------------
PUTNAM VT INTERNATIONAL EQUITY FUND
    2014            45,974  $  9.355678   to   $  15.017522  $       421,137   1.25%    to    2.75%      --     to   0.89%
    2013            53,270     9.446836   to      10.162125          576,510   1.25%    to    2.50%     1.41%   to   1.71%
    2012            44,962     7.562887   to       8.034559          351,891   1.25%    to    2.50%     2.01%   to   2.16%
    2011            45,155     6.360315   to       6.673092          295,074   1.25%    to    2.50%     3.01%   to   3.26%
    2010            37,709     7.851160   to       8.134685          301,731   1.25%    to    2.50%     2.15%   to   3.50%

PUTNAM VT SMALL CAP VALUE FUND
    2014            14,308    15.106103   to      16.398051          274,439   1.25%    to    2.45%     0.32%   to   0.39%
    2013           115,178    14.966864   to      16.053056        2,440,595   1.25%    to    2.45%     0.65%   to   0.75%
    2012           124,851    11.643282   to      18.038393        2,037,385   1.25%    to    2.40%     0.44%   to   0.63%
    2011           150,277    10.034835   to      15.726231        2,223,226   1.25%    to    2.40%     0.04%   to   0.55%
    2010            27,671    10.665254   to      16.907758          310,558   1.25%    to    2.40%     0.28%   to   0.28%

PUTNAM VT VOYAGER FUND
    2014           115,912    15.528119   to      22.342034        2,439,445   0.50%    to    1.45%     0.74%   to   0.76%
    2013           128,572    14.359054   to      20.464635        2,471,029   0.50%    to    1.45%     1.02%   to   1.14%
    2012           177,838    10.136459   to      14.310109        2,352,712   0.50%    to    1.45%     0.16%   to   0.36%
    2011            55,647     9.580455   to      12.590426          690,523   0.50%    to    1.00%      --     to     --
    2010               729    15.402708   to      15.402708           11,236   0.50%    to    0.50%      --     to     --

JPMORGAN INSURANCE TRUST CORE BOND PORTFOLIO -- 1
    2014         3,881,017    12.333558   to      12.659001       53,888,162   1.25%    to    2.40%     3.84%   to   3.86%
    2013         4,840,343    12.040964   to      12.217394       65,170,524   1.25%    to    2.40%     4.55%   to   4.62%
    2012         5,902,959    12.517433   to      12.555596       82,006,190   1.25%    to    2.40%     4.47%   to   5.04%
    2011         6,560,815    12.069936   to      12.172408       87,932,368   1.25%    to    2.40%     5.34%   to   5.68%
    2010         7,135,061    11.373639   to      11.602833       90,515,342   1.25%    to    2.40%     3.63%   to   4.13%

JPMORGAN INSURANCE TRUST U.S. EQUITY PORTFOLIO -- 1
    2014           307,001    17.827021   to      24.173549        6,700,919   1.25%    to    2.40%      --     to   0.95%
    2013           369,037    19.243071   to      21.738466        7,175,293   1.35%    to    2.40%     1.21%   to   1.33%
    2012           502,862    14.318621   to      16.345889        7,260,683   1.35%    to    2.40%     1.46%   to   1.50%
    2011           679,912    12.336241   to      14.231411        8,437,083   1.35%    to    2.40%     1.18%   to   1.19%
    2010           755,738    12.741866   to      14.854531        9,668,261   1.35%    to    2.40%     0.86%   to   0.91%

JPMORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO -- 1
    2014           330,353    18.528810   to      27.838671        8,187,654   1.25%    to    2.40%     0.63%   to   0.65%
    2013           430,868    16.193109   to      24.610629        9,333,904   1.25%    to    2.40%     1.02%   to   1.05%
    2012           550,950    11.662724   to      17.929904        8,595,927   1.25%    to    2.40%     0.64%   to   0.74%
    2011           666,974    10.169123   to      15.814407        9,039,740   1.25%    to    2.40%     0.79%   to   0.84%
    2010           725,896    10.456407   to      16.449289       10,115,535   1.25%    to    2.40%     1.33%   to   1.56%

JPMORGAN INSURANCE TRUST MID CAP VALUE PORTFOLIO -- 1
    2014           214,666    18.991034   to      27.323907        5,113,560   1.25%    to    2.40%     0.68%   to   0.79%
    2013           284,535    16.705994   to      24.314080        6,014,616   1.25%    to    2.40%     1.02%   to   1.12%
    2012           380,569    12.785886   to      18.823628        6,104,691   1.25%    to    2.40%     1.04%   to   1.09%
    2011           534,703    10.755075   to      16.016848        7,226,664   1.25%    to    2.40%     1.30%   to   1.33%
    2010           637,406    10.660006   to      16.058899        8,545,963   1.25%    to    2.40%     1.13%   to   1.17%

PUTNAM VT EQUITY INCOME FUND
    2014             8,427    18.696791   to      23.807401          182,017   0.50%    to    1.45%      --     to   1.70%
    2013             3,045    16.413133   to      21.237933           63,117   0.50%    to    0.75%     1.90%   to   1.91%
    2012             1,759    12.488476   to      16.119278           27,304   0.50%    to    0.75%      --     to   2.23%
    2011            31,532    13.527879   to      13.578750          426,630   0.50%    to    0.65%      --     to     --


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND
    2014       (9.31)%    to    (7.94)%
    2013       24.91%     to    26.48%
    2012       18.91%     to    20.40%
    2011      (18.99)%    to   (17.97)%
    2010        7.31%     to     8.66%

PUTNAM VT SMALL CAP VALUE FUND
    2014        0.93%     to     2.15%
    2013       36.23%     to    37.87%
    2012       14.70%     to    16.03%
    2011       (6.99)%    to    (5.91)%
    2010       23.00%     to    24.42%

PUTNAM VT VOYAGER FUND
    2014        8.14%     to     9.17%
    2013       41.66%     to    43.01%
    2012       12.58%     to    13.66%
    2011      (18.26)%    to    (4.20)%
    2010       20.20%     to    20.20%

JPMORGAN INSURANCE TRUST CORE BOND PORTFOLIO -- 1
    2014        2.43%     to     3.61%
    2013       (3.81)%    to    (2.69)%
    2012        2.83%     to     4.02%
    2011        4.91%     to     6.12%
    2010        6.65%     to     7.88%

JPMORGAN INSURANCE TRUST U.S. EQUITY PORTFOLIO -- 1
    2014       11.20%     to    12.49%
    2013       32.99%     to    34.39%
    2012       14.86%     to    16.07%
    2011       (4.19)%    to    (3.18)%
    2010       10.88%     to    12.05%

JPMORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO -- 1
    2014       13.12%     to    14.42%
    2013       37.26%     to    38.84%
    2012       13.38%     to    14.69%
    2011       (3.86)%    to    (2.75)%
    2010       16.69%     to    18.04%

JPMORGAN INSURANCE TRUST MID CAP VALUE PORTFOLIO -- 1
    2014       12.38%     to    13.68%
    2013       29.17%     to    30.66%
    2012       17.52%     to    18.88%
    2011       (0.26)%    to     0.89%
    2010       20.53%     to    21.92%

PUTNAM VT EQUITY INCOME FUND
    2014       11.04%     to    12.10%
    2013       31.43%     to    31.75%
    2012       18.41%     to    18.71%
    2011        1.26%     to     1.41%


--------------------------------------------------------------------------------
                                   SA-178

---------------------------------------------------------------------------

                                                                                                           INVESTMENT
                                          UNIT                                         EXPENSE               INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  ----------------------
PIMCO ALL ASSET PORTFOLIO
    2014            14,522  $ 11.058750   to   $  11.477712  $       165,373   0.50%    to    1.45%     5.10%   to   5.11%
    2013            14,599    11.169440   to      11.482988          166,670   0.50%    to    1.45%     4.50%   to   4.52%
    2012            14,671    11.320194   to      11.527936          168,501   0.50%    to    1.45%     5.06%   to   5.89%
    2011            11,281    10.077613   to      10.091449          113,692   0.50%    to    0.65%     3.87%   to   4.59%

PIMCO EQS PATHFINDER PORTFOLIO
    2014            41,924    11.874091   to      12.323864          513,126   0.50%    to    1.45%      --     to     --
    2013            65,531    11.939466   to      12.274554          799,977   0.50%    to    1.45%     2.09%   to   2.19%
    2012            81,722    10.162951   to      10.389198          844,011   0.30%    to    1.45%     0.83%   to   0.98%
    2011            10,173     9.393438   to       9.492820           96,134   0.30%    to    1.45%     0.04%   to   0.12%

PIMCO GLOBAL MULTI-ASSET MANAGED ALLOCATION PORTFOLIO+
    2014             1,479     9.711208   to       9.711208           14,359   1.45%    to    1.45%     2.50%   to   2.50%
    2013             1,287     9.422341   to       9.422341           12,126   1.45%    to    1.45%     3.15%   to   3.15%
    2012             1,186    10.381024   to      10.381024           12,313   1.45%    to    1.45%     3.07%   to   3.07%

JENNISON 20/20 FOCUS PORTFOLIO
    2014            19,143     1.950413   to      20.746804           84,887   1.40%    to    2.00%      --     to     --
    2013            38,613     1.864812   to      19.717593          144,028   1.40%    to    2.00%      --     to     --
    2012            44,545     1.470740   to      15.458007          131,830   1.40%    to    2.00%      --     to     --
    2011            55,847     1.337415   to      14.171464          150,201   1.40%    to    2.15%      --     to     --
    2010            52,103     1.449157   to      15.049554          183,943   1.40%    to    2.00%      --     to     --

JENNISON PORTFOLIO
    2014            65,300     1.427132   to      11.341760          151,007   1.40%    to    2.35%      --     to     --
    2013            70,640     1.333306   to      10.495963          171,440   1.40%    to    2.35%      --     to     --
    2012            84,498     0.995530   to       7.762953          179,421   1.40%    to    2.35%      --     to     --
    2011           101,969     0.880678   to       6.802469          196,196   1.40%    to    2.35%      --     to     --
    2010           155,499     0.902404   to       6.904393          295,574   1.40%    to    2.35%     0.02%   to   0.02%

PRUDENTIAL VALUE PORTFOLIO
    2014            35,071     1.688033   to       1.849417           63,429   1.40%    to    2.10%      --     to     --
    2013            44,030     1.571987   to       1.710270           73,096   1.40%    to    2.10%      --     to     --
    2012            66,136     1.211291   to       1.308669           84,945   1.40%    to    2.10%     0.54%   to   0.55%
    2011            67,140     1.083787   to       1.162753           76,221   1.40%    to    2.10%     0.52%   to   0.52%
    2010            73,378     1.176021   to       1.252920           89,904   1.40%    to    2.10%     0.33%   to   0.33%

PRUDENTIAL SERIES INTERNATIONAL GROWTH PORTFOLIO
    2014            12,584     1.019173   to       1.127083           13,687   1.40%    to    2.15%      --     to     --
    2013            12,758     1.142761   to       1.217463           15,201   1.40%    to    1.90%      --     to     --
    2012             4,448     0.982742   to       0.982742            4,371   1.90%    to    1.90%      --     to     --
    2011             4,451     0.821906   to       0.821906            3,658   1.90%    to    1.90%     0.45%   to   0.45%
    2010             6,429     0.989198   to       1.038159            6,456   1.40%    to    1.90%     1.18%   to   1.18%

CLEARBRIDGE VARIABLE EQUITY INCOME PORTFOLIO
    2014             5,561    14.360146   to      14.360146           79,854   1.40%    to    1.40%     2.77%   to   2.77%
    2013             3,413    12.817744   to      12.817744           43,742   1.40%    to    1.40%     1.49%   to   1.49%
    2012             5,511    10.320951   to      10.320951           56,878   1.40%    to    1.40%     2.78%   to   2.78%
    2011             6,501     9.164549   to       9.164549           59,573   1.40%    to    1.40%     2.75%   to   2.75%
    2010             9,725     8.613643   to       8.613643           83,764   1.40%    to    1.40%     3.86%   to   3.86%

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO
    2014            20,880     2.276448   to       2.276448           47,531   1.40%    to    1.40%     7.17%   to   7.17%
    2013            25,701     2.228463   to       2.335447           59,494   1.40%    to    1.75%     6.01%   to   6.02%
    2012            25,904     2.134001   to       2.228629           57,261   1.40%    to    1.75%     6.42%   to   7.48%
    2011            30,330     1.835280   to       1.909972           57,558   1.40%    to    1.75%     6.10%   to   7.94%
    2010            43,306     1.836238   to       1.904292           82,118   1.40%    to    1.75%     8.95%   to   9.01%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
PIMCO ALL ASSET PORTFOLIO
    2014       (0.99)%    to    (0.05)%
    2013       (1.33)%    to    (0.39)%
    2012       13.16%     to    14.23%
    2011        0.78%     to     0.91%

PIMCO EQS PATHFINDER PORTFOLIO
    2014       (0.55)%    to     0.40%
    2013       17.48%     to    18.60%
    2012        8.19%     to     9.44%
    2011       (6.07)%    to    (5.07)%

PIMCO GLOBAL MULTI-ASSET MANAGED ALLOCATION PORTFOLIO+
    2014        3.07%     to     3.07%
    2013       (9.23)%    to    (9.23)%
    2012        7.21%     to     7.21%

JENNISON 20/20 FOCUS PORTFOLIO
    2014        4.59%     to     5.22%
    2013       26.79%     to    27.56%
    2012        8.43%     to     9.08%
    2011       (6.54)%    to    (5.83)%
    2010        5.24%     to     5.87%

JENNISON PORTFOLIO
    2014        7.04%     to     8.06%
    2013       33.93%     to    35.21%
    2012       13.04%     to    14.12%
    2011       (2.41)%    to    (1.48)%
    2010        8.86%     to     9.90%

PRUDENTIAL VALUE PORTFOLIO
    2014        7.38%     to     8.14%
    2013       29.78%     to    30.69%
    2012       11.76%     to    12.55%
    2011       (7.84)%    to    (7.20)%
    2010       11.03%     to    11.81%

PRUDENTIAL SERIES INTERNATIONAL GROWTH PORTFOLIO
    2014       (8.12)%    to    (7.42)%
    2013       16.28%     to    16.87%
    2012       19.57%     to    19.57%
    2011      (16.91)%    to   (16.91)%
    2010       11.67%     to    12.23%

CLEARBRIDGE VARIABLE EQUITY INCOME PORTFOLIO
    2014       12.03%     to    12.03%
    2013       24.19%     to    24.19%
    2012       12.62%     to    12.62%
    2011        6.40%     to     6.40%
    2010       10.70%     to    10.70%

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO
    2014       (2.53)%    to    (2.53)%
    2013        4.43%     to     4.79%
    2012       16.28%     to    16.68%
    2011       (0.05)%    to     0.30%
    2010       12.93%     to    13.32%


--------------------------------------------------------------------------------
                                   SA-179

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                           INVESTMENT
                                          UNIT                                         EXPENSE               INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  ----------------------
CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO+
    2014           397,427  $  2.077319   to   $   2.135987  $       847,877   1.40%    to    1.60%     1.71%   to   5.60%
    2013           124,316     1.898638   to       1.939051          240,740   1.40%    to    1.55%     1.52%   to   1.69%
    2012           167,940     1.456722   to       1.485506          249,253   1.40%    to    1.55%     2.04%   to   2.34%
    2011           232,913     1.269877   to       1.293026          300,983   1.40%    to    1.55%     2.16%   to   2.27%
    2010           259,657     1.228844   to       1.249379          324,250   1.40%    to    1.55%     2.85%   to   2.93%

INVESCO V.I. GROWTH AND INCOME FUND
    2014            99,844    15.928552   to      20.093823        1,644,004   0.85%    to    2.75%     1.24%   to   1.45%
    2013           119,603    14.608687   to      18.782197        1,807,129   0.85%    to    2.75%     1.23%   to   1.29%
    2012           136,154    11.014058   to      15.339500        1,553,672   0.85%    to    2.50%     1.31%   to   1.32%
    2011           148,159     9.714248   to      13.754203        1,504,906   0.85%    to    2.50%     1.02%   to   1.03%
    2010           157,652    10.023866   to      14.428775        1,685,931   0.85%    to    2.50%     0.10%   to   0.10%

INVESCO V.I. COMSTOCK FUND
    2014            14,920    22.786296   to      24.467663          344,156   1.35%    to    2.75%     0.46%   to   0.77%
    2013            21,306    21.467646   to      22.731362          461,999   1.35%    to    2.75%     1.43%   to   1.46%
    2012            22,275    15.421242   to      16.984478          359,435   1.35%    to    2.50%     1.49%   to   1.52%
    2011            26,511    13.295328   to      14.475731          366,784   1.35%    to    2.50%     1.33%   to   1.35%
    2010            27,217    13.925507   to      14.988434          391,939   1.35%    to    2.50%     0.13%   to   0.13%

INVESCO V.I. AMERICAN FRANCHISE FUND
    2014         1,365,951    14.489106   to      15.600423       20,422,512   0.85%    to    2.80%     0.04%   to   0.04%
    2013         1,684,210    13.759971   to      14.509057       23,661,515   0.85%    to    2.75%     0.44%   to   0.47%
    2012         2,308,545    10.092241   to      10.441741       23,600,563   0.85%    to    2.75%      --     to     --
    2011         1,209,192     9.121149   to       9.222875       11,104,509   1.35%    to    2.75%      --     to     --

INVESCO V.I. MID CAP GROWTH FUND
    2014           259,838    13.685733   to      14.191681        3,645,741   1.25%    to    2.75%      --     to     --
    2013           302,812    13.020689   to      13.482480        4,006,422   0.85%    to    2.75%     0.40%   to   0.41%
    2012           282,900     9.767694   to       9.924071        2,783,539   0.85%    to    2.75%      --     to     --

WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND
    2014             5,151     2.009342   to      20.444198           25,594   1.35%    to    2.10%     1.53%   to   1.53%
    2013             5,164     1.725118   to      17.684334           22,832   1.35%    to    2.10%     1.64%   to   1.65%
    2012             5,180     1.461617   to      15.095876           20,222   1.35%    to    2.10%     0.75%   to   0.75%
    2011            10,126     1.248140   to       1.248140           12,638   1.85%    to    1.85%     3.15%   to   3.15%
    2010         1,638,774     1.194023   to       1.194023        1,908,954   1.85%    to    1.85%     1.79%   to   1.79%

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND
    2014            10,810     1.643962   to       1.643962           17,771   1.35%    to    1.35%     1.36%   to   1.36%
    2013            10,766     1.578072   to       1.578072           16,990   1.35%    to    1.35%     1.25%   to   1.25%
    2012            10,722     1.639407   to       1.639407           17,578   1.35%    to    1.35%     1.41%   to   1.41%
    2011             6,897     1.566088   to       1.566088           10,802   1.35%    to    1.35%     2.67%   to   2.67%
    2010             6,897     1.465421   to       1.465421           10,108   1.35%    to    1.35%     3.38%   to   3.38%

WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND
    2014            13,953     1.840450   to      20.036182           24,871   1.35%    to    2.10%      --     to   0.76%
    2013            22,335     1.594447   to       1.691084           36,566   1.35%    to    1.85%     1.02%   to   1.04%
    2012            22,196     1.246468   to       1.315436           28,343   1.35%    to    1.85%     1.32%   to   1.35%
    2011            23,840     1.062802   to       1.116024           25,865   1.35%    to    1.85%     0.54%   to   0.54%
    2010            25,517     1.106480   to       1.156101           28,778   1.35%    to    1.85%     0.86%   to   0.86%



                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO+
    2014        9.94%     to   10.16%
    2013       30.34%     to   30.53%
    2012       14.71%     to   14.89%
    2011        3.34%     to    3.49%
    2010        7.78%     to    7.94%

INVESCO V.I. GROWTH AND INCOME FUND
    2014        6.98%     to    9.03%
    2013       30.14%     to   32.64%
    2012       11.53%     to   13.38%
    2011       (4.68)%    to   (3.09)%
    2010        9.42%     to   11.24%

INVESCO V.I. COMSTOCK FUND
    2014        6.14%     to    7.64%
    2013       31.98%     to   33.84%
    2012       15.99%     to   17.33%
    2011       (4.53)%    to   (3.42)%
    2010       12.84%     to   14.14%

INVESCO V.I. AMERICAN FRANCHISE FUND
    2014        5.45%     to    7.52%
    2013       36.34%     to   38.95%
    2012       10.65%     to   12.77%
    2011       (8.79)%    to   (7.77)%

INVESCO V.I. MID CAP GROWTH FUND
    2014        5.11%     to    6.35%
    2013       33.30%     to   35.86%
    2012       (2.32)%    to   (0.76)%

WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND
    2014       15.61%     to   16.48%
    2013       17.15%     to   18.03%
    2012       10.69%     to   11.52%
    2011        4.53%     to    4.53%
    2010       11.21%     to   11.21%

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND
    2014        4.18%     to    4.18%
    2013       (3.74)%    to   (3.74)%
    2012        4.68%     to    4.68%
    2011        6.87%     to    6.87%
    2010        5.62%     to    5.62%

WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND
    2014        8.02%     to    8.83%
    2013       27.92%     to   28.56%
    2012       17.28%     to   17.87%
    2011       (3.95)%    to   (3.47)%
    2010       11.74%     to   12.30%



--------------------------------------------------------------------------------
                                   SA-180

---------------------------------------------------------------------------

                                                                                                           INVESTMENT
                                          UNIT                                         EXPENSE               INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  ----------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND
    2014           916,944  $  8.257845   to   $   8.963675  $     1,251,584   1.25%    to    2.45%     2.98%   to   3.25%
    2013         1,080,926     1.074273   to       9.584438        1,533,961   1.25%    to    2.50%     2.31%   to   2.31%
    2012         1,186,484     0.918360   to       1.668898        1,378,829   1.35%    to    2.50%     1.64%   to   1.67%
    2011         1,533,104     0.828268   to       1.487983        1,536,435   1.35%    to    2.50%     0.65%   to   0.67%
    2010         1,638,774     0.973781   to       1.729386        1,908,954   1.85%    to    1.85%      --     to     --

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND
    2014            73,196    17.444155   to      17.622403        1,276,117   0.65%    to    2.50%      --     to     --
    2013           100,196    17.893814   to      18.376160        1,790,728   0.65%    to    2.50%      --     to     --
    2012           131,157    12.513990   to      12.903704        1,598,916   1.25%    to    2.50%      --     to     --
    2011           147,013    11.867818   to      12.085448        1,686,200   1.25%    to    2.50%      --     to     --
    2010           153,497    12.720756   to      12.793044        1,871,368   1.25%    to    2.50%      --     to     --

WELLS FARGO ADVANTAGE VT DISCOVERY FUND
    2014               285    25.239790   to      25.239790            7,188   1.35%    to    1.35%      --     to     --
    2013               287    25.492367   to      25.492367            7,313   1.35%    to    1.35%     0.01%   to   0.01%
    2012               290    17.968169   to      17.968169            5,194   1.35%    to    1.35%      --     to     --
    2011               259    15.468782   to      15.468782            3,999   1.35%    to    1.35%      --     to     --
    2010               222    15.612951   to      15.612951            3,469   1.35%    to    1.35%      --     to     --

WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND
    2014           694,277    13.898230   to      15.362791       10,082,060   0.50%    to    2.75%     0.59%   to   0.60%
    2013           803,962    13.676754   to      14.756163       11,361,676   0.50%    to    2.70%     0.97%   to   0.98%
    2012           977,638    12.214883   to      12.892309       12,220,444   0.50%    to    2.70%     1.15%   to   1.16%
    2011         1,219,642    10.975750   to      11.332506       13,567,829   0.50%    to    2.70%     0.90%   to   1.08%
    2010         1,402,515    12.132226   to      12.253941       17,086,708   0.50%    to    2.70%      --     to     --

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND
    2014           570,752    16.160679   to      17.392982        9,578,830   0.50%    to    2.70%     0.27%   to   0.30%
    2013           651,119    14.997820   to      15.790336       10,026,795   0.50%    to    2.70%     0.43%   to   0.43%
    2012           780,248    11.762364   to      12.114819        9,315,735   0.50%    to    2.70%     0.60%   to   0.60%
    2011           874,327    10.435015   to      10.513961        9,158,329   0.50%    to    2.70%      --     to

HIMCO VIT INDEX FUND+
    2014           445,505     7.588987   to      23.980581        8,233,419   0.30%    to    1.55%      --     to     --

HIMCO VIT PORTFOLIO DIVERSIFIER FUND+
    2014         5,887,625     7.646781   to       7.982319       45,971,154   0.30%    to    1.50%     0.16%   to   0.16%

HIMCO VIT AMERICAN FUNDS ASSET ALLOCATION FUND+
    2014           968,395    18.370397   to      19.385213       14,244,987   0.50%    to    2.70%      --     to     --

HIMCO VIT AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH FUND+
    2014           541,025    21.505458   to      23.129642        8,277,687   0.50%    to    2.70%      --     to     --

HIMCO VIT AMERICAN FUNDS BOND FUND+
    2014         2,607,898    11.940819   to      12.482760       28,842,823   0.50%    to    2.70%      --     to     --

HIMCO VIT AMERICAN FUNDS GLOBAL BOND FUND+
    2014           282,563    11.274306   to      11.791607        3,124,726   0.50%    to    2.70%      --     to     --

HIMCO VIT AMERICAN FUNDS GLOBAL GROWTH AND INCOME FUND+
    2014           870,819    19.576024   to      19.927300       10,977,894   0.50%    to    2.70%      --     to     --

HIMCO VIT AMERICAN FUNDS GLOBAL GROWTH FUND+
    2014           207,773    19.675954   to      20.784553        2,818,287   0.50%    to    2.70%      --     to     --


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND
    2014       (7.59)%    to    (6.48)%
    2013       16.98%     to    18.45%
    2012       10.88%     to    12.16%
    2011      (14.94)%    to   (13.96)%
    2010       13.37%     to    13.90%

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND
    2014       (4.10)%    to    (2.51)%
    2013       46.84%     to    49.26%
    2012        5.44%     to     6.77%
    2011       (6.71)%    to    (5.53)%
    2010       27.21%     to    27.93%

WELLS FARGO ADVANTAGE VT DISCOVERY FUND
    2014       (0.99)%    to    (0.99)%
    2013       41.88%     to    41.88%
    2012       16.16%     to    16.16%
    2011       (0.92)%    to    (0.92)%
    2010       33.73%     to    33.73%

WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND
    2014        1.79%     to     4.11%
    2013       11.97%     to    14.46%
    2012       11.29%     to    13.76%
    2011       (9.53)%    to    (7.52)%
    2010       21.32%     to    22.54%

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND
    2014        7.75%     to    10.15%
    2013       27.51%     to    30.34%
    2012       12.72%     to    15.23%
    2011        4.35%     to     5.14%

HIMCO VIT INDEX FUND+
    2014        4.53%     to     5.04%

HIMCO VIT PORTFOLIO DIVERSIFIER FUND+
    2014       (1.71)%    to    (1.21)%

HIMCO VIT AMERICAN FUNDS ASSET ALLOCATION FUND+
    2014        0.71%     to     1.71%

HIMCO VIT AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH FUND+
    2014        4.60%     to     5.61%

HIMCO VIT AMERICAN FUNDS BOND FUND+
    2014       (0.24)%    to     0.75%

HIMCO VIT AMERICAN FUNDS GLOBAL BOND FUND+
    2014       (4.94)%    to    (3.98)%

HIMCO VIT AMERICAN FUNDS GLOBAL GROWTH AND INCOME FUND+
    2014       (1.64)%    to    (0.68)%

HIMCO VIT AMERICAN FUNDS GLOBAL GROWTH FUND+
    2014       (0.84)%    to     0.08%


--------------------------------------------------------------------------------
                                   SA-181

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)
--------------------------------------------------------------------------------


                                                                                                             INVESTMENT
                                          UNIT                                         EXPENSE                 INCOME
                                       FAIR VALUE                                  RATIO LOWEST TO         RATIO LOWEST TO
SUB-ACCOUNT      UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*                HIGHEST**
------------  ------------  -------------------------------  ----------------  ---------------------  ----------------------
HIMCO VIT AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND+
    2014           767,195  $ 18.601443   to   $  21.847319  $     8,846,403   0.50%    to    2.70%       --     to      --

HIMCO VIT AMERICAN FUNDS GROWTH FUND+
    2014         4,105,677    22.363732   to      22.696589       58,431,416   0.50%    to    2.75%       --     to      --

HIMCO VIT AMERICAN FUNDS GROWTH-INCOME FUND+
    2014         2,083,358    21.389833   to      22.122666       30,983,947   0.50%    to    2.70%       --     to      --

HIMCO VIT AMERICAN FUNDS INTERNATIONAL FUND+
    2014         3,511,918    15.494184   to      16.569762       35,929,589   0.30%    to    2.70%       --     to      --

HIMCO VIT AMERICAN FUNDS NEW WORLD FUND+
    2014           534,411    14.796659   to      16.060062        5,553,590   0.30%    to    2.70%       --     to      --


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
HIMCO VIT AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND+
    2014       (3.20)%    to    (2.30)%

HIMCO VIT AMERICAN FUNDS GROWTH FUND+
    2014        2.65%     to     3.63%

HIMCO VIT AMERICAN FUNDS GROWTH-INCOME FUND+
    2014        1.66%     to     2.66%

HIMCO VIT AMERICAN FUNDS INTERNATIONAL FUND+
    2014       (6.81)%    to    (5.87)%

HIMCO VIT AMERICAN FUNDS NEW WORLD FUND+
    2014      (13.28)%    to   (12.39)%


    * This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
   ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
  *** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
    # Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
    +  See Note 1 for additional information related to this Sub-Account.


RIDERS:

     The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account Value) for various rider charges:

     -  Optional Death Benefit Charge maximum of 0.15%
     -  Earnings Protection Benefit Charge maximum of 0.20%
     -  Principal First Charge maximum of 0.75%
     -  Principal First Preferred Charge maximum of 0.20%
     -  MAV/EPB Death Benefit Charge maximum of 0.30%
     -  MAV 70 Death Benefit Charge maximum of 0.20%
     -  MAV Plus Charge maximum of 0.30%
     -  Maximum Anniversary Value III Charge maximum of 1.50%
     -  Liquidity feature Charge maximum of 0.50%
     -  MAV V Charge maximum of 1.50%
     -  MAV IV Charge maximum of 1.50%
     -  Legacy Lock Charge maximum of 1.50%
     -  Daily Lock Charge maximum of 2.50%
     -  Safety Plus Charge maximum of 2.50%
     -  Future 5 Charge maximum of 2.50%
     -  Future 6 Charge maximum of 2.50%
     -  Maximum Daily Value Charge maximum of 1.50%
     -  Return of Premium IV Charge maximum of 0.75%
     -  Return of Premium V Charge maximum of 0.75%
     -  Return of Premium III Charge maximum of 0.75%
     -  Return of Premium Death Benefit Charge maximum of 0.75%

     These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners' accounts as specified in the product prospectus.

7.   SUBSEQUENT EVENTS:

     Management has evaluated events subsequent to December 31, 2014 and through the financial statement issuance date of April 20, 2015, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.



--------------------------------------------------------------------------------
                                   SA-182